UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PennMutual.

Annual Reports
December 31, 2016

Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks moved solidly higher in 2016 despite experiencing one of the worst-ever starts to a new year. A rebound in oil prices, easy global monetary policy and better-than-expected U.S. economic data offset the sharp losses witnessed earlier in the year. The global reach for yield also factored heavily in equity market performance during the year. In the first half, defensive sectors, including utilities, telecommunications, and consumer staples, offered higher dividend yields and posted strong performance, while banks and financials struggled due to the prospect for “lower for longer” interest rates and flattening yield curves. Equity sector performance reversed course after the U.S. Presidential election with cyclical, financials, and small cap stocks leading the stock market higher with the prospect for stimulative fiscal policies to supplant the easy monetary policies that have been in place. Despite a slight pick-up in the third quarter, Gross Domestic Product (GDP) growth remained rather anemic during 2016 and will likely post an underwhelming gain of approximately 2.0% or lower for the full year. The unemployment rate ended the year at nearly a nine-year low of 4.7% and remains in line with the Fed’s estimate of the equilibrium long-run employment rate. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned a solid 13.37 percent for the full twelve-month period ending December 31.

On a relative basis, small capitalization stocks provided higher returns than did mid and large capitalization stocks during the year. Small capitalization stocks, as measured by the Russell 2000 Index, returned 21.31 percent, while mid capitalization stocks, as measured by the Russell Midcap Index returned 13.80 percent and large capitalization stocks, as measured by the Russell 1000 Index, returned 12.05 percent. From a style perspective, value stocks quite handily outperformed growth stocks in the all market capitalizations, with the widest disparity being in the small capitalization space. For instance, small cap value stocks, as measured by the Russell 2000 Value Index returned 31.74 percent while small cap growth stocks, as measured by the Russell 2000 Growth Index returned 11.32 percent. Lastly, U.S. equity Real Estate Investment Trusts (REITs), which enjoyed a pleasant start to the year, underperformed the broader equity market for the full year as interest rate concerns applied downward pressure.

International markets, were mixed for the year with emerging market stocks posting a solid 11.60 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returning a very modest 1.51 percent, as measured by the MSCI EAFE Index. The commodity rally in 2016 benefited emerging market equity performance after posting years of disappointing results. Oil finished 2016 at approximately $54 a barrel – up over 45% for the year. Equity returns across Europe were again lackluster due to disappointing economic growth and uncertainty surrounding the impact of Brexit.

Investment-grade fixed-income securities significantly underperformed high yield bonds during the twelve-month period as noninvestment-grade bonds benefited from the rebound in oil prices and strength in energy-sector issuers, which make up a large percentage of U.S. high yield indexes. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Index, returned 2.65 percent and the Credit Suisse High Yield Bond Index, returned a strong 18.26 percent. At the beginning of 2016, markets priced in an additional three interest rate hikes by the Federal Reserve (Fed). However, tightening credit conditions during the first quarter, disappointing global economic growth and the proliferation of negative interest rate policies in Europe and Japan kept the Fed on hold until December, when they tightened monetary policy for the second time in ten years and more importantly increased the number of expected hikes for 2017 from two to three.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 2.59% for the twelve-month period ending December 31, 2016, compared to the 1.28% return for its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index for the same time period.

The Federal Reserve (Fed) maintained a cautious approach to tightening monetary policy during 2016. In a repeat of 2015, the Fed waited until December for its one interest rate hike. The 2-year Treasury note finished 2016 at 1.19%, up 14 basis points from the start of the year. We expect the Federal Reserve to increase rates more rapidly during 2017 as both economic growth and inflation rates appear ready to accelerate.

Conservative duration, or interest rate risk, benefitted Fund performance during the second half of the year as interest rates across the yield curve moved higher. Additionally, we added to Treasury Inflation Protected securities (TIPs) during the second half of the year in order to profit from rising inflation.

Fund overweight exposure to higher yielding structured securities and corporate debt represented another source of value-added performance during the year. We will continue to search for the best total return opportunities for the Fund among short duration fixed income assets.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2006 would have grown to $12,429. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index on December 31, 2006 would have grown to $12,728.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	2.59%	0.81%	2.20%
Bloomberg Barclays Capital U.S. Government/Credit 1-3 year Index	1.28%	0.92%	2.44%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Corporate Bonds	45.3%
Asset Backed	23.9%
U.S Treasury Obligations	16.8%
Commercial Mortgage Backed	13.0%
Residential Mortgage Backed	1.0%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 4.31% for the twelve-month period ending December 31, 2016, compared to the 2.65% return for its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same time period.

The equity and credit markets staged a dramatic turnaround after a disappointing start of the year. The start of this recovery coincided to the day with oil prices bottoming in mid-February as fears of widespread defaults in the energy sector quickly dissipated. Expanding global central bank bond purchase programs (quantitative easing) to include corporate debt helped sustain the rally throughout the balance of 2016.

Treasury yields increased modestly during 2016 but the first half and second halves of the year were mirror opposites in terms of rate moves. Treasury yields fell sharply during the first half of the year as negative interest rate policies from global central banks helped drive even long-term sovereign bond yields into negative territory. The 10-year Treasury reached record low levels in July at 1.36% and then quickly reversed course. The pace of rate increases gathered steam after the Trump victory on Election Day. Investors priced in prospects for higher economic growth and inflation arising from likely passage of fiscal stimulus and less restrictive regulation under the new Administration. The 10-year Treasury yield finished the year at 2.45%.

Our short duration positioning (interest rate sensitivity) in the Fund since mid-year benefited performance. Recent purchase activity of Treasury Inflation Protected securities (TIPs) also added to returns during the quarter. Inflation pressures are likely to keep building in the United States economy due to tightening labor market conditions and likely passage of protectionist trade policies.

Fund holdings of corporate bonds and structured securities (including collateralized loan obligations) represented another source of excess return during the year. We have been gradually reducing exposure in the corporate and structured sectors as spreads narrowed. We will continue to look for the best relative value opportunities across the fixed income markets and take advantage of interest rate volatility with tactical duration management as we enter 2017.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Quality Bond Fund on December 31, 2006 would have grown to $15,250. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on December 31, 2006 would have grown to $15,301.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Quality Bond Fund	4.31%	1.96%	4.31%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Corporate Bonds	39.2%
Commercial Mortgage Backed	17.1%
U.S Treasury Obligations	15.6%
Asset Backed	13.2%
Residential Mortgage Backed	10.5%
Agency Obligations	2.6%
Municipal Bonds	1.8%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 15.83% for the twelve-month period ending December 31, 2016, compared to the 18.26% return for its benchmark, the Credit Suisse High Yield Bond Index.

High yield bonds ended 2016 with impressive gains in excess of 17%. Commodity-related sectors and lower-rated bonds led outperformance for the year, posting gains that significantly exceeded those of other market segments and higher qualities. Market disruptions, most notably in June around the U.K. referendum were surprisingly short-lived, in part due to stimulus measures from major central banks. Oil prices rebounded from bouts of volatility amid expectations of an OPEC deal to cut production and rallied after the formal agreement was announced in late November. Following Donald Trump’s surprising victory in the U.S. Presidential election, Treasury yields rose sharply across all maturities in anticipation of stimulative fiscal policies under the incoming administration. In December, as widely expected, the Federal Reserve announced an increase in the federal funds target rate range by 25 basis points, marking only the second rate increase since the global financial crisis.

Credit selection within energy weighed in relative performance. Not owning certain low-quality credits, particularly those rated CCC and below, resulted in underperformance within the sector. West Texas Intermediate crude oil ended 2015 at $37 per barrel and rose to $48 in September 2016. Uncertainty surrounding the November OPEC meeting caused oil price volatility for most of that month, but OPEC leaders emerged with a formal agreement to cut production, which exceeded expectations. The price of oil rallied further, to end the year at $54 per barrel, equating to a return of 45% for 2016. This bolstered the performance of energy-related issuers.

Food sector positioning — a combination of our underweight allocation and credit selection — benefited relative performance. The security selection impact was partly due to the portfolio’s holdings of Minerva S.A., one of Brazil’s largest producers of protein products. The company’s results were resilient in 2016 despite a challenging industry backdrop. From a demand perspective, the recent opening of the U.S. market should lead to higher volumes in the year ahead, especially if other markets follow the U.S. move.

Although we have been selectively adding to our holdings in the metals and minerals industry, our underweight allocation and credit selection detracted from relative results. This sector rallied in 2016 after posting a loss of 18% last year.

Underweight allocations in the transportation and health care segments were supportive, but credit selection in health care offset part of the positive impact.

Our reserves position — averaging 3-4% of assets and necessary for portfolio liquidity — was the notable detractor within a strong performance environment. From a quality perspective, the Fund’s underweight to higher quality bonds contributed to performance. BB-rated bonds underperformed the broader market, especially in the fourth quarter as rates rose.

High yield bonds appear well positioned given the improving economic environment, the relatively short duration of the asset class, and the likelihood of gradually rising rates. The technicals of income demand are considerable and have the potential to drive future gains. We believe energy and metals issuers will continue to dominate bankruptcy activity. However, an uptick in oil prices may have extended the life of these troubled companies, and the peak in default rates could be behind us. These sectors also enjoyed a considerable run in 2016. Upcoming political developments across the globe bring a level of uncertainty, but, for now, confidence in corporates appears strong.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the High Yield Bond Fund on December 31, 2006 would have grown to $19,122. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2006 would have grown to $19,680.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
High Yield Bond Fund	15.83%	7.10%	6.70%
CSFB High Yield Bond Index	18.26%	7.15%	7.14%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
BBB/BB Rated & Above	10.2%
BB Rated	6.5%
BB/B Rated	28.2%
B Rated	13.6%
B/CCC Rated	20.8%
CCC and Below	1.7%
Not Rated	2.5%
Loan Agreements	14.1%
Equity Securities	2.4%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 8.06% for the twelve-month period ending December 31, 2016, compared to its benchmarks the S&P 500 Index’s return of 11.96%.

The Fund’s equity holdings drove performance, and the Fund’s fixed income holdings also posted a positive return during the one-year period.

After a sour start to the year, driven by fears of a global economic slowdown, especially in China, and a collapse in oil prices, stocks worked their way higher through late June. After a brief but intense sell-off as the U.K. unexpectedly voted in favor of leaving the European Union, stocks resumed their upward trajectory amid expectations that global central banks would provide additional monetary stimulus. After trading mostly flat prior to the November 8 U.S. elections, an unexpected presidential victory by Donald Trump sparked a feverish stock market rally in anticipation of a friendlier regulatory environment and stimulative fiscal policies, including tax cuts and increased infrastructure spending. In contrast, domestic bond market returns were mostly negative for the period. U.S. Treasury yields jumped following Donald Trump’s election victory amid increased expectations for U.S. fiscal stimulus and higher inflation.

While we continue to be cautious on the equity market overall given stretched valuations and uncertain U.S. policy, we opportunistically added to select equities during the year that we believe will be solid performers in most economic scenarios. We also trimmed holdings that had performed well. We continued to maintain exposure to covered calls, which give us the benefits of owning a stock while providing downside protection.

Our overall fixed income weight increased from the prior year, as we added to select high yield and investment-grade securities, while we trimmed bank debt. Although high yield spreads compressed during the year, we continue to believe that high yield is an attractive asset class on a risk/reward basis that stands to benefit should there be an increase in nominal economic growth. Within investment-grade corporate bonds, our weight increased during the year as we added to select opportunities that offered idiosyncratic investment opportunities. Overall, we continue to favor shorter-duration paper, as Treasury rates remain relatively low.

The health care sector contributed to relative performance, due to stock selection. Within the sector, UnitedHealth Group and Becton, Dickinson & Company helped results. Conversely, the information technology sector detracted from relative performance due to stock selection and our underweight exposure, and off-benchmark holding NetScout Systems hindered results, as did Visa.

Going forward, we will closely monitor the ramifications of this post election optimism occurring amid the later stages of the U.S. economic cycle. In particular, we remain mindful of political developments that would disappoint investors, who priced in expectations for higher economic growth, higher infrastructure spending, lower corporate taxes, and fewer regulations. Despite the recent rise in equity markets, we are finding opportunities to purchase attractively priced shares of high-quality companies that we believe will be solid performers in most economic scenarios. Overall, we have maintained the Fund’s conservative positioning.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2006 would have grown to $20,991. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2006 would have grown to $19,568.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Flexibly Managed Fund	8.06%	12.28%	7.70%
S&P 500 Index	11.96%	14.66%	6.95%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Consumer, Non-cyclical	32.8%
Financials	17.5%
Consumer, Cyclical	13.5%
Communications	10.0%
Technology	8.9%
Industrials	7.3%
Utilities	4.7%
Energy	4.5%
Basic Materials	0.6%
Asset Backed	0.2%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 8.37% for the twelve-month period ending December 31, 2016, compared to its benchmarks, the S&P 500 Index’s return of 11.96% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.65% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the one-year period. The Fund’s fixed income allocation outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the one-year time period.

The short duration positioning (interest rate sensitivity) in the Fund since the middle of the year benefited performance. Recent purchase activity of Treasury Inflation Protected securities (TIPs) also added to returns. Fund holdings of corporate bonds and structured securities (including collateralized loan obligations) represented another source of excess return during the year.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have grown to $18,323. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have grown to $20,790. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,096.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Balanced Fund	8.37%	9.07%	7.51%
S&P 500 Index	11.96%	14.66%	9.16%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.65%	2.23%	4.20%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/16

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 1.10% for the twelve-month period ending December 31, 2016, compared to the 7.08% return for its benchmark, the Russell 1000 Growth Index.

Overall, stock selection was the major reason for relative underperformance, but group weighting was also negative. Health care, information technology, and industrials and business services were the largest relative detractors. Financials, materials, and real estate were leading outperformers.

Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end and resulting in strong full-year gains for many investors. Small- and mid-cap stocks substantially outperformed large-caps, and value stocks strongly surpassed growth across all market capitalizations, as measured by Russell indexes. The Federal Reserve raised short-term rates in December and projected three rate increases in 2017.

Health care was the largest relative detractor largely on stock selection, but underweighting the sector was also negative. Shares of Allergan declined early in the year when its proposed merger with Pfizer was called off after the U.S. Treasury Department issued a notice aimed at curbing the benefits of tax inversions. While we still maintain a constructive view, we subsequently trimmed our position.

Information technology detracted on stock selection, but overweighting the sector was helpful. Early in the year, LinkedIn provided disappointing 2016 guidance that sent shares sharply lower. While we thought that LinkedIn’s core Talent Solutions business was a high-quality asset, we had a few areas of concern. We eliminated the stock in the first quarter and had begun to unwind our position before Microsoft’s takeover announcement.

Industrials and business services detracted on both stock selection and underweighting. United Continental, which was reduced significantly at the end of the second quarter and subsequently eliminated from the Fund, was a net detractor for the year.

Financials was the leading outperformer due to stock selection. Shares of global investment bank Morgan Stanley rose sharply in the second half of the year along with the broader financials sector. Following the election, asset managers got a boost based on expectations that the

Department of Justice’s fiduciary rule could be rolled back under the incoming administration.

Real estate outperformed on stock selection. Our exposure to wireless tower operator American Tower contributed to relative performance, particularly in the first half of the year when defensive businesses that pay dividends were heavily in favor. The company is structured as a real estate investment trust and pays out the majority of its income to shareholders.

Large-cap growth stock valuations appear relatively attractive versus their value counterparts and compared with small- and mid-cap stocks, which recorded strong fourth-quarter and 12-month gains. We are not concerned that interest rates are rising because moderately rising rates are a sign that the economy is growing. If President Trump’s agenda is pursued successfully, multinational companies should benefit from improving global growth. Large-cap growth stocks would benefit from a rollback in corporate tax rates and an increase in infrastructure spending in 2017.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2006 would have grown to $20,856. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2006 would have grown to $22,265.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Large Growth Stock Fund	1.10%	14.87%	7.63%
Russell 1000 Growth Index	7.08%	14.50%	8.33%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Communications	28.7%
Consumer, Non-cyclical	20.2%
Consumer, Cyclical	16.5%
Financials	14.5%
Technology	14.2%
Industrials	4.9%
Utilities	0.7%
Basic Materials	0.3%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 5.96% for the twelve-month period ending December 31, 2016, compared to the 7.08% return for its benchmark, the Russell 1000 Growth Index.

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising U.S. Presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Weak stock selection within the consumer staples sector detracted from the Fund’s performance relative to the Index. Overweight positions in infant and children’s pediatric nutrition producer Mead Johnson Nutrition and beauty products manufacturer Coty dampened relative results.

The Fund’s lack of exposure to the strong-performing utilities and communications sector also hurt relative performance. Specifically, not holding shares of telecommunications company Verizon Communications held back relative results as the stock outperformed the benchmark during the reporting period.

Elsewhere, not owning shares of strong-performing software giant Microsoft, health insurance and Medicare/Medicaid provider UnitedHealth Group and computer graphics company NVIDIA detracted from relative performance. The Fund’s position in pharmaceutical and medical products maker Abbott Laboratories and Swiss diagnostics and pharmaceutical company Roche Holding Ltd, and overweight positions in athletic footwear and apparel equipment company NIKE and pharmacy benefits management and clinic healthcare account administration services company Express Scripts, further weighed on relative results.

Security selection in the health care sector contributed to relative returns. Not holding a position in biotech firm Gilead Sciences and an overweight position in vision and medical device maker Cooper Companies benefited relative performance.

Stock selection and, to a lesser extent, an overweight position in the industrial goods & services sector also aided relative results. The Fund’s position in shares of industrial machinery company Colfax bolstered relative performance.

Security selection in the special products & services sector further contributed to relative performance. Here, overweight positions in management consulting firm Accenture and global banking and payment technologies provider Fidelity National Information Services benefited relative results.

Individual stocks that contributed to relative performance included overweight positions in semiconductor company Texas Instruments, railroad franchise Union Pacific and financial services firm Charles Schwab. The portfolio’s position in shares of semiconductor manufacturer Taiwan Semiconductor (Taiwan) and luxury goods company LVMH (France) further aided relative performance.

Penn Mutual Asset Management, LLC

Investment Adviser

MFS Investments

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Large Cap Growth Fund on December 31, 2006 would have grown to $13,553. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2006 would have grown to $22,265.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Large Cap Growth Fund	5.96%	9.83%	3.09%
Russell 1000 Growth Index	7.08%	14.50%	8.33%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Consumer, Non-cyclical	35.2%
Technology	15.9%
Consumer, Cyclical	14.0%
Financials	9.7%
Communications	9.6%
Industrials	8.6%
Basic Materials	6.4%
Energy	0.6%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 0.12% for the twelve-month period ending December 31, 2016, compared to the 7.08% return for its benchmark, the Russell 1000 Growth Index for the same time period.

While the distinct and vastly different equity market environments of 2016 proved challenging, relative performance was still materially impacted by bottom up security selection. As such, strong security selection in the health care and materials sectors was offset by disappointing results within information technology and industrial sectors.

Within health care, Edwards LifeSciences continued to be a life saver. Edwards is focused on technologies that treat heart disease and is a leader in the market for transcatheter heart valves (THV). The company has reported strong results driven by a significant increase in THV sales and raised its 2016 guidance as strong sales of its nonsurgical heart valves drove better-than-expected profit and revenue.

Also within health care, our position in UnitedHealth Group proved additive to returns. UnitedHealth, the largest managed care company, reported results that were above consensus expectations and raised earnings guidance during the year. The company is benefitting on several fronts as their steady revenue growth is the result of both growth in members, particularly in Medicare Advantage and Medicaid plans, as well as increasing prices.

Within the technology sector, specific weakness was visible in the software industry as a combination of company specific issues and concerns over enterprise spending pressured portfolio holdings. Tableau Software, a data visualization software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. As a result, shares of Tableau declined sharply.

Earlier in the year, Palo Alto Networks’ mixed results and lofty expectations weighed on the stock. While network security remains a priority for corporations, the industry has fallen victim to very difficult earnings comparisons. This was following the hyper-growth these companies experienced in the wake of several high profile cyber-attacks. After a strong run up, and given the likely growth deceleration and near term lack of catalysts, we exited the position in favor of higher conviction ideas.

Alexion Pharmaceuticals was a detractor in health care. Alexion, a biotechnology firm focused on therapies for rare disorders, reported double-digit sales growth for its flagship blood disorder drug, Soliris. Alexion also reported strong initial sales of two recently approved treatments for muscle disorders. However, profits were weaker than expected and the company guided future results lower.

Within industrials, growing uncertainty “derailed” the outlook for Kansas City Southern. Given that roughly 30% of railroad operator Kansas City Southern’ s revenues are tied to cross-border shipping, with particular focus on rail lines into Mexico, the results of the U.S. presidential election caused rising uncertainty around the company’s intermediate term growth opportunities. Possible changes to trade agreements such as NAFTA and the potential for increased tariff rates on U.S./Mexico trade created considerable investor concern. Additionally, the potential benefits of corporate tax reform for Kansas City Southern are less than that of its railroad peers. As such, many investors sold their holding of Kansas City Southern to fund the purchase of other transportation companies.

The commentary provided above was from the former sub-adviser of the Fund, Wells Capital Management who was the manager of the Fund until December 1, 2016.

During the period, the outcome of the U.S. Presidential election continued to drive a broad sector rotation out of high growth companies, particularly ones in information technology, into cyclical areas which are perceived to be potential beneficiaries of proposed policy changes, including banks and industrial conglomerates. This was a headwind for the Fund.

Information technology and consumer discretionary were the top detractors in the Fund over the period, due to mixed stock selection in each sector. Social media holdings Twitter and Facebook were the greatest detractors in information technology. Twitter was the fourth greatest detractor in the Fund; its shares languished as speculation regarding a potential acquisition of the company by a strategic buyer, which had buoyed the shares earlier in the year, subsided. Facebook has continued to execute well so we attribute the weakness in its shares largely to a general sell-off in high growth technology-oriented companies after the U.S. election, particularly ones in the internet and software-as-a-service areas. Within information technology, the weakness in these holdings was partly offset by strength in payment processor MasterCard, which was the third greatest contributor in the Fund.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

In consumer discretionary, several of the portfolio’s retail-oriented holdings detracted, including Dollar Tree, Michael Kors, and TJX Companies. The weak performance of these holdings was, however, partly offset by strength in global hotel operator Marriott, which was the fourth greatest contributor in the portfolio.

Health care was the top contributor in the Fund over this period, due to favourable stock selection. Zoetis, a leader in veterinary medicines and vaccines, was the top contributor both in the sector and across the portfolio. The company has made progress on cost reduction efforts and experienced positive trends in its production animal and companion animal businesses.

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

The commentary provided above is from the current sub-adviser of the Fund, Morgan Stanley Investment Management who became the manager of the Fund on December 1, 2016.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have grown to $16,368. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have grown to $21,779.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Large Core Growth Fund	0.12%	11.93%	6.07%
Russell 1000 Growth Index	7.08%	14.50%	9.77%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/16

Percent of Total Investments[3]
Communications	31.7%
Consumer, Cyclical	21.3%
Consumer, Non-cyclical	14.4%
Financials	13.3%
Industrials	10.4%
Technology	6.0%
Basic Materials	1.7%
Energy	1.2%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 11.62% for the twelve-month period ending December 31, 2016, compared to the 17.34% return for its benchmark, the Russell 1000 Value Index.

The rough start to 2016 made for an uphill climb. The financial sector cratered out the gate, and despite our relative underweight, the sector topped the first quarter’s worst performer. Concerns about a weaker global economy, credit spreads and a flattening U.S. yield weighed on sentiment and fundamentals. Although financials rallied as the year wore on, they underperformed on a relative basis for 2016. It was also a challenging year for health care due to mixed fundamentals and increased political scrutiny primarily over drug pricing. Unfortunately, a quick election rally faded as the pricing debate continued and yield-oriented and defensive stocks retreated.

Our best-performing holdings included Halliburton, JPMorgan and United Healthcare. Oil and gas service company Halliburton rallied as investors viewed the failed merger with Baker Hughes positively. After the broken deal, North American land drilling and completion activity showed improvement just as Halliburton’s market share was reaching new highs. JP Morgan shares began to rise in July after the Brexit-induced selloff, and following the presidential election, the prospects of better economic growth, higher interest rates, lower corporate taxes and less-stifling regulation propelled the stock even higher. United Healthcare performed well due to continued business momentum and market share gains across commercial, Medicare, PBM and health care services divisions. We continue to like the company’s long-term ability to drive intrinsic growth.

Teva Pharmaceuticals, Marathon Oil, and Allergan detracted from performance. Marathon sold off aggressively along with oil at the beginning of 2016. The company’s heavy debt load spooked investors. Lacking conviction to add, we sold our stub position and rotated the proceeds into Hess Corporation. Teva was hurt by poor sentiment in the generic drug industry and stock-specific issues including price deflation, concerns about the firm’s acquisition of Allergan’s generic business, and a litigation risk that could invalidate the company’s intellectual property on its most profitable drug. While concerns could persist, we believe the company has reset investor expectations with achievable 2017 guidance. Allergan’s stock underperformed mostly due to the failed merger with Pfizer. We believe Allergan’s core portfolios will continue to deliver strong growth. We view recent weakness as a buying opportunity and do not think the current valuation reflects potential late-stage pipeline success.

Looking ahead, Donald Trump’s agenda items, tax reform, and higher infrastructure spending have led investors to raise growth expectations for the next few years. The financial sector appears poised to benefit from a growing economy and two potential Federal Reserve rate hikes in 2017. The strong post-election stock market rally suggests investors are optimistic, but uncertainty could provide buying opportunities in the first half of 2017. Regardless of the direction of the markets, we continue to take a long-term, security-specific approach and view opportunities according to our reward to risk profiles.

Penn Mutual Asset Management, LLC

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Large Cap Value Fund on December 31, 2006 would have grown to $15,102. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2006 would have grown to $17,445.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Large Cap Value Fund	11.62%	12.38%	4.21%
Russell 1000 Value Index	17.34%	14.80%	5.72%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Financials	31.0%
Consumer, Non-cyclical	18.0%
Industrials	14.2%
Energy	10.3%
Consumer, Cyclical	8.0%
Communications	7.1%
Technology	7.0%
Utilities	2.9%
Basic Materials	1.5%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 9.55% for the twelve-month period ending December 31, 2016, compared to the 17.34% return for its benchmark, the Russell 1000 Value Index for the same time period.

In a period of unanticipated political developments including the Brexit vote in June and the U.S. Presidential election results in November, U.S. equity markets advanced higher, with most U.S. equity indices posting double-digit gains over the one year period.

Stocks were buoyed by continued improvement in the nation’s economy, with continued declines in unemployment, coupled with housing sector gains. Donald Trump’s victory in the U.S. Presidential election marked a turning point for U.S. stocks, which soared following the election. The rally continued into December before stalling in the final weeks of the period.

The broad-based “Trump Bump” particularly favored financial stocks, which received another boost in mid-December when the Federal Reserve raised its benchmark interest rate. Other sectors which delivered strong performance results over the period included the energy and materials sectors, which benefited from rising commodity prices.

The Fund’s underperformance versus the Index was primarily due to unfavorable security selection, while sector allocation results also detracted. Overall, the largest detractors during the quarter by sector were financials, health care, and information technology. Unfavorable stock selection in financials was the largest detractor to relative performance. Negative stock selection results in health care and information technology, as well as an underweight exposure to the strong-performing financials sector, also weighed on relative performance results.

In financials, the Fund’s exposure to Credit Suisse was the largest detracting stock at the individual position level. Overweight positions in Invesco, XL Group, and MetLife also hurt relative results. Within health care, the Fund’s exposure to non-benchmark holdings, Teva Pharmaceutical Industries and McKesson, weighed on performance. A position in Allergan also detracted. Elsewhere, overweight positions in supermarket operator Kroger and REIT company Simon Property Group represented a drag on relative performance.

From a sector allocation perspective, underweight exposures to the underperforming consumer sectors, both consumer discretionary and consumer staples, aided relative performance. At the stock level, the top contributors were overweight positions in financial services company Charles Schwab, apparel retailer Michael Kors, and oil and natural gas exploration and production company EOG Resources. Elsewhere, the Fund’s holdings in Industrials firms C.H. Robinson Worldwide and Rockwell Automation benefited performance.

Looking back, 2016 proved to be a year of tumult as there was so much uncertainty surrounding global macro and political variables that investors generally lacked conviction. The consensus view now is that the economy may improve, interest rates will rise, the dollar will be strong and inflation will be higher — and that this is all good for risk assets like equities. That may turn out to be true, but we think there’s a wider range of uncertainties now than before the election, because we don’t know exactly which policies will be implemented, and in what form.

We believe it is possible investors may have gotten too enthusiastic on some industries under a Trump administration, while sell-offs in other parts of the market could be overdone. That creates the opportunity to fade the rallies in some sectors, and buy the dips in others. For example, financial and energy stocks have been bid higher by investors, while health care and information technology are among the biggest recent losers.

We believe the current market backdrop could reward fundamental analysis and active management as wider performance dispersion and contrarian opportunities are beginning to emerge.

Penn Mutual Asset Management, LLC

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have grown to $16,349. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have grown to $20,007.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Large Core Value Fund	9.55%	12.65%	6.06%
Russell 1000 Value Index	17.34%	14.80%	8.66%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/16

Percent of Total Investments[3]
Financials	29.4%
Consumer, Non-cyclical	20.1%
Energy	13.9%
Industrials	10.9%
Communications	7.1%
Utilities	6.4%
Consumer, Cyclical	5.3%
Technology	4.9%
Basic Materials	2.0%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 11.52% for the twelve-month period ending December 31, 2016, compared to the 11.96% return for its benchmark, the S&P 500 Index.

After the tumultuous opening act of 2016, investor nerves were soothed to some degree as February closed, provided one measures comfort by an intra-month recovery in the price levels of developed equity markets. The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500 Index to a modest 1.4% gain for the first quarter overall. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM manufacturing index in March after bottoming at post-crisis lows in December 2015.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

Global equity markets demonstrated an air of complacency in August of 2016. This was in sharp contrast to the third quarter of 2015, when markets experienced their most volatile period since 2011. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8 and September 8. Using 30-day realized volatility as a measure, it was chronicled by The Wall Street Journal on August 23 that the 30 preceding trading days had been the least volatile for the S&P 500 Index in over two decades.

In a year notable for unexpected challenges to the established political order, November 8, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Within U.S. equities, a significant sector rotation that was already underway in the second half of 2016 from high-yielding defensive sectors to cyclicals accelerated in the fourth quarter after the U.S. election. As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15 for the first time since December of 2015.

On an individual security level, the top positive contributors to the Fund’s performance were JP Morgan Chase, Exxon Mobil Corporation, and AT&T Corporation. The top negative contributors to the Fund’s performance were Allergan, Gilead Sciences, and Alexion Pharmaceuticals.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Index 500 Fund on December 31, 2006 would have grown to $19,252. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2006 would have grown to $19,568.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Index 500 Fund	11.52%	14.24%	6.77%
S&P 500 Index	11.96%	14.66%	6.95%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Consumer, Non-cyclical	22.4%
Financials	18.8%
Communications	13.2%
Technology	13.2%
Industrials	10.0%
Consumer, Cyclical	9.3%
Energy	7.5%
Utilities	3.2%
Basic Materials	2.3%
U.S. Treasury Obligations	0.1%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 6.42% for the twelve-month period ending December 31, 2016, compared to the 7.33% return for its benchmark, the Russell Midcap Growth Index.

The managers primarily emphasize a bottom-up approach and may look at a number of factors in its consideration of a company. These include new or innovative products or services, adaptive or creative management, strong financial and operational capabilities to sustain multi-year growth, market potential, profit potential, stable and consistent revenue, earnings, and cash flow.

Sectors that contributed positively to the Fund’s performance were energy, financials, materials, industrials and health care. Those sectors that made a negative contribution were technology, consumer discretionary and consumer staples. Cash was 28 basis points to the negative.

The Fund utilized equity index options as a portfolio hedge to protect against key macro events in the spring and fall, including the election in November. Put options were used as an alternative to raising cash, allowing the Fund to be protected without sacrificing potential upside. Portfolio hedging impacted the Fund to the negative. The Fund also utilized equity options on individual stocks as a means to gain exposure and generate premium income. This strategy included both written puts and purchased call options on a variety of stocks and impacted the fund to the positive.

The sector allocation effect was an important factor for performance, particularly given an overweight position in the energy sector, which was a very strong outperformer in both the Fund and the Index. Stock selection in the technology sector was a detractor, where lack of ownership in NVIDIA Corporation, which performed well for the Index, was a significant opportunity cost. The currency effect on the portfolio was a negative, primarily related to ownership of Burberry and the weakness of the British pound post Brexit. Burberry made an overall small positive contribution to portfolio performance last year, as the performance of the stock more than offset the currency impact.

The Fund’s energy exposure made a strong positive contribution to performance. We were overweight this outperforming sector, and portfolio names significantly outperformed the group in the Index.

The top three securities detracting from absolute performance for the period were Alkermes Plc, Diplomat Pharmacy, Inc. and Acadia Healthcare Co. Inc. The top three securities contributing to the Fund’s performance were Continental Resources, Inc., Microchip Technology, Inc. and Cme Group, Inc.

Penn Mutual Asset Management, LLC

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2006 would have grown to $17,613. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2006 would have grown to $21,257.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Mid Cap Growth Fund	6.42%	9.75%	5.83%
Russell MidCap Growth Index	7.33%	13.51%	7.83%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Consumer, Non-cyclical	27.7%
Consumer, Cyclical	25.9%
Technology	13.2%
Industrials	12.5%
Financials	10.6%
Communications	5.5%
Energy	4.6%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 17.20% for the twelve-month period ending December 31, 2016, compared to the 20.00% return for its benchmark, the Russell Midcap Value Index.

The 2016 investment year was volatile, to say the least. At the beginning of the year, investors were concerned about the potential for a recession and marked stocks down, with the Russell Mid-Cap Value index down 12% at its low. As the year progressed, the domestic economy performed better and stocks rallied, only to retreat again when the U.K. voted to exit the European Union. The surprise victory of Trump for the presidency and a Republican win in both the House and Senate sent the stock market to record highs during the fourth quarter.

The Fund’s cyclical positioning benefited from the Trump rally during November and December. Regional bank stocks, led by Bank United, M&T Bank, and Comerica, appreciated significantly during the fourth quarter. Additionally, our overweight position compared to the Index in the producer durables sector added to performance. This outperformance was helped by the proposed acquisition of B/E Aerospace by Rockwell Collins for a significant premium to its trading value and to our purchase price earlier in the year. American Airlines was also a standout performer as airline stocks are viewed as a beneficiary of stronger economic growth. Detracting from performance during the fourth quarter were Zimmer Biomet, Ashland, and Teradata, all of which came under selling pressure as their reported earnings were below expectations.

In 2016 the Fund benefited from merger and acquisition and restructuring activity — ADT, our largest holding at the time, was acquired by Apollo, Tyco approved a merger with Johnson Controls, and B/E Aerospace agreed to be acquired by Rockwell Collins. Our energy holdings also performed well as energy prices rebounded meaningfully from very depressed levels — Devon, after a long restructuring of buying and selling assets, had a sharp rise, and Oneok bounced back from extremely low levels at the end of 2015.

Hurting performance during 2016 was our overweight position to the benchmark in technology, as some of our technology holdings (Nuance, Skyworks, Teradata) came under pressure from reduced earnings expectations. They were also pressured by Trump’s victory, as many of our technology names have large foreign exposure. Also detracting from performance for the year was GNC, which materially missed earnings expectations and the CEO was fired. We decided to sell the position as our investment thesis changed due to increasing internet competition and the potential sale of the company was delayed.

After eight years of the Obama administration’s economic policy of tax, spend and regulate, we have become very optimistic that Trump’s economic plan will be positive for domestic economic growth and therefore stocks, over the long term. We are concerned however that we are late in the economic cycle and that corporate profit growth could come under pressure in the near term from higher wages and a stronger dollar. Additionally, we think any new economic policy put forth by the Trump Administration won’t become effective until late in 2017, at the earliest, and consequently won’t have an impact on economic growth until 2018. The recent run-up in the stock market post the election has raised valuation levels that ignore the potential for adverse news including slowing profit growth, rising interest rates, unfavorable geopolitical news, or implementation of some of Trump’s populist policies. Nevertheless, we believe that our investment discipline of buying cash generating, franchise companies, selling at discounts to our estimates of intrinsic value should continue to generate solid returns over time.

Penn Mutual Asset Management, LLC

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2006 would have grown to $18,236. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2006 would have grown to $20,780.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Mid Cap Value Fund	17.20%	13.97%	6.19%
Russell MidCap Value Index	20.00%	15.70%	7.59%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Industrials	20.8%
Consumer, Non-cyclical	18.5%
Technology	18.2%
Financials	13.7%
Consumer, Cyclical	10.1%
Energy	7.1%
Utilities	6.4%
Basic Materials	4.0%
Communications	1.2%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 22.77% for the twelve-month period ending December 31, 2016, compared to the 20.00% return for its benchmark, the Russell Midcap Value Index.

Security selection and an overweight in financials contributed positively to relative performance. Security selection in insurance and an overweight in the banking industry were particularly helpful. Banks suffered early in the year as interest rates fell, creating earnings visibility pressure. In the second half of the year, yields rose on the 10-year, and banks benefited. Higher interest rates, a steeper yield curve, the potential for lower corporate tax rates, optimism for economic growth and better credit, and the potential for an easing regulatory burden were ultimately catalysts for appreciation in the sector.

Within the industrials sector, many more stable businesses, like waste management companies, rose early in the year as they were viewed as equity bond proxies. In the second half of the year, more cyclical sectors rose on improved economic visibility and Trump’s election. Defense stocks also rose after the election. Against this backdrop, the portfolio’s security selection and an overweight in industrials contributed to the Fund’s outperformance. An overweight position in Tyco performed particularly well.

Underweights in the real estate and utilities sector helped performance. These sectors were hurt by rising interest rates in the fourth quarter. The Fund’s underweight in real estate and utilities is driven by the team’s belief that these sectors are generally overvalued. Security selection in utilities was also strong. Electric utility Westar Energy surged on the announcement of its acquisition by Great Plains Energy.

Security selection and an underweight in telecommunication services stocks also added to results. The team remained underweight in the sector throughout the year due to its concerns regarding competitive dynamics and valuations.

Semiconductor company Applied Materials was the top contributor to performance. Its stock price rose after the company experienced order strength. Also, the company held an analyst day in mid-September that showed improvement in market share.

The materials sector outperformed on rising commodity prices during the year and increased expectations for infrastructure spending following the election. The metals and mining industry generated 60% returns on the year. The team has had minimal exposure to the industry, as the metals and mining industry generally has lower-quality participants. Also, the team has had valuation concerns on those names that meet the team’s quality criteria.

Despite the positive overall impact of the Fund’s health care holdings, the largest detractor from the Fund’s relative performance came from health care holding LifePoint Health. This is a hospital company with facilities in rural and non-urban communities. Toward the beginning of 2016, LifePoint Health reported weaker volumes for fourth-quarter earnings due to a milder flu season versus the prior year. The stock also fell on concerns over the possibility of decelerating growth rates. In the second quarter, the stock declined because of concerns over the end of the benefit in volumes from the Affordable Care Act (ACA). In the third quarter, the company reported that it missed revenues due to weak volumes. Earnings also missed estimates because of two one-time items: the company incurred temporary staffing costs to cover physician departures, and it implemented a new billing system at a recently acquired hospital.

The team continues to build the portfolio using a bottom-up, stock-specific process. Through its fundamental research, the team seeks higher-quality, mid-sized companies temporarily selling at a discount.

The post-election stock rally and rise in interest rates were catalysts for outperformance in many cyclical names and for underperformance in more defensive, yield-oriented sectors. As such, the team reduced exposures to several positions in the financials, industrials, and energy sectors in the fourth quarter as valuations rose. Conversely, the team increased exposures to some health care and consumer staples holdings as valuations fell.

Penn Mutual Asset Management, LLC

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Mid Core Value Fund on December 31, 2006 would have grown to $19,551. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2006 would have grown to $20,780.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Mid Core Value Fund	22.77%	15.77%	6.93%
Russell MidCap Value Index	20.00%	15.70%	7.59%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Financials	30.9%
Industrials	19.0%
Consumer, Non-cyclical	15.2%
Energy	13.2%
Utilities	8.0%
Consumer, Cyclical	7.2%
Technology	5.6%
Communications	0.7%
Basic Materials	0.2%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 6.27% for the twelve-month period ending December 31, 2016, compared to the 9.73% return for its benchmark, the Russell 2500 Growth Index for the same time period.

For the period, security selection in the health care, telecommunications services, and energy sectors proved additive to returns. Selection in the information technology and industrial sectors was the primary source of underperformance.

Within health care, our positions in Alere, Aligh Technology and Veeva Systems contributed nicely to performance during the period. Alere agreed to be acquired by Abbott Laboratories sending share prices higher. Align Technology, the manufacturer of the Invisalign orthodontic treatment posted a near flawless execution after growing above expectations the previous two quarters. Veeva provides cloud-based customer relationship management (CRM) software with a specific emphasis on the life sciences industry. The company has a dominant market share position within the pharmaceutical industry where roughly 50% of the largest companies use Veeva’s platform.

Within consumer discretionary, Vail Resorts, operator of world class resorts and ski areas globally, with prominent properties in the Western United States. Vail showed a combination of strong visitations as well as rising pricing metrics per visit.

Additionally within the consumer discretionary sector, Burlington Stores has been a stand out in a challenging retail environment. Strong recent results supported our thesis of Burlington as a superior growth operator in the U.S. retail market. Burlington reported better than expected same stores sales as well as improved margins.

Within the technology sector, specific weakness was visible in the software industry as a combination of company specific issues and concerns over enterprise spending pressured portfolio holdings. Tableau Software, a data visualization software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. As a result, shares of Tableau declined sharply. During the year, shares came under pressure as the company reported higher integration costs and lower cost synergies from a recent acquisition.

Imperva’s mixed results weighed on the stock. While network security remains a priority for corporations, the industry has fallen victim to difficult comparisons following the hyper-growth these companies experienced in the wake of several high profile cyber-attacks.

Within industrials, growing uncertainty “derailed” the outlook for Kansas City Southern. Given that roughly 30 % of railroad operator Kansas City Southern’ s revenues are tied to cross-border shipping, with particular focus on rail lines into Mexico, the results of the U.S. presidential election caused rising uncertainty around the company’s intermediate term growth opportunities.

Lastly, within consumer staples, merger integration issues weighed on TreeHouse Foods. TreeHouse shares declined 17% after reporting earnings that were below consensus expectations and cut its forecast for future growth.

The commentary provided above was from the former sub-adviser of the Fund, Wells Capital Management who was the manager of the Fund until December 1, 2016.

In December, stock selection within materials and energy sectors contributed to relative returns while stock selection within industrials and information technology sectors detracted from relative returns.

In December, regional bank First Republic was a top contributor to relative returns. Shares benefitted from the prospect of less regulation, higher interest and growth rates. First Republic Bank offers lending and private banking services to higher end customers in select markets on the east and west coasts of the United States. We believe a combination of strong management, a high quality franchise, and strategic industry positioning makes First Republic an attractive investment opportunity. Additionally, retailer Kate Spade was a top contributor to relative returns during the period. Following a disappointing last several years for the stock, shares spiked near the end of December as the company announced it was considering a sale of its business.

Commercial foodservice company, Middleby was a top detractor from relative returns. In December, shares gave back some of their prior gains from November, and we believe the cause of the decline in share price was less company specific but rather a continued rotation into more cyclical stocks post-election. In our view, management continues to execute well across the business and we are positive on Middleby’s traction in its commercial food business and Viking acquisition. Additionally, water technology company, Xylem was a top detractor from relative returns in December. We believe the cause of the decline in share price was less company specific but rather a continued rotation into more cyclical stocks post-election.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

In our view, Xylem may benefit from secular growth and the recovery of water utility spending.

We continue to believe that equities are more attractive than other asset classes in a potentially improving growth environment. We expect to see stimulative fiscal and pro-business policy leading to stronger U.S. and global growth. CEO confidence is already increasing and could reignite a willingness to invest in growth. Corporate earnings have been constrained by weak revenue growth in the last couple of years but stronger economic growth and inflation could boost revenues and extend the profit cycle. Stronger economic growth and revenue-driven earnings growth in the U.S. is a positive backdrop for equities.

The commentary provided above is from the current sub-adviser of the Fund, Goldman Sachs Asset Management who became the manager of the Fund on December 1, 2016.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have grown to $20,678. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have grown to $21,550.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
SMID Cap Growth Fund	6.27%	11.65%	9.08%
Russell 2500 Growth Index	9.73%	13.88%	9.63%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/16

Percent of Total Investments[3]
Consumer, Non-cyclical	27.2%
Industrials	23.7%
Consumer, Cyclical	15.3%
Financials	12.6%
Technology	12.3%
Basic Materials	4.6%
Communications	3.1%
Energy	1.2%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 25.20% for the twelve-month period ending December 31, 2016, compared to the 25.20% return for its benchmark, the Russell 2500 Value Index for the same time period.

Equities advanced during the year despite heightened political and economic uncertainty following the election of Donald Trump as U.S. President. Rising U.S. interest rates and expectations of higher inflation prompted an accelerated move away from safer parts of the market toward riskier stocks and sectors. Small-caps surged on expectations that they would benefit disproportionately from President Trump’s policy agenda.

Defensive stocks underperformed during the year. Materials stocks were the strongest performers of 2016, driven by a rising commodity prices. Financials did well after a strong fourth quarter, driven by positive sentiment from the U.S. election result. The shift away from safety unfolded around the world, with stocks that are seen as bond proxies in sectors such as utilities, real estate and consumer staples underperforming the broad market.

Overall security selection contributed to performance, led by the Fund’s industrials and technology holdings. Stock selection in the materials and financials sectors detracted from relative performance. Overall sector allocation had a negative effect on performance for the period, as an overweight in consumer discretionary and an underweight to financials more than offset the benefits from an underweight in real estate and an overweight in energy.

Leading contributors for the period included Finisar, a manufacturer of optical communications components. The company delivered stronger-than-expected sales and earnings growth driven by robust end-market demand for its high-end telecommunication and data communication products. Advanced Micro Devices, a maker of microprocessor chips, also contributed to performance during the year. The stock has benefited from new management who has introduced new products and improved its balance sheet. Retailer Children’s Place was also among the top contributors during the year.

Among the detractors for the year was LifePoint Health, a regional health care provider. Shares fell on market concerns regarding changes in health care policy under the new administration, specifically concern surrounding possible reduction or removal of the Affordable Care Act. A reduction or removal of the act could increase the number of uninsured patients the hospital system treats. Similarly, shares of Molina Healthcare, a Medicaid health care provider, fell with general weakness in the sector as well as specific concerns that prospective changes in the Medicaid program could adversely impact the company’s profitability. U.S. retailer Crocs Retail was also among the top detractors during the year.

As we enter 2017, the equity landscape is as unsettled as it has been for quite some time. Political developments around the world, including a new president in the U.S. and the U.K.’s exit from the European Union, have created uncertainty for the global economy. When combined with the end of historic central bank easing in the aftermath of the global financial crisis, these shifts have the potential to create dramatic changes in corporate profitability.

While little is sure about exact policies that will be enacted in the U.S. over the next two years, there is broad consensus around a few themes. Corporate tax rates will likely decline, and the regulatory burden faced by U.S. companies will probably lessen. Repatriation of corporate cash trapped overseas also seems a strong possibility. Inflation expectations and interest rates increased post election and may rise further if these policies drive wage growth in a tight U.S. labor market. While it is tempting to consider these shifts as certain, the reality is that, as with all policy proposals, “the devil is in the details.” Winners and losers will emerge, but we do not share the market’s seemingly confident forecast about who they will be.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have grown to $24,820. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have grown to $21,933.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
SMID Cap Value Fund	25.20%	16.19%	11.49%
Russell 2500 Value Index	25.20%	15.04%	9.86%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/16

Percent of Total Investments[3]
Financials	22.7%
Industrials	19.6%
Consumer, Cyclical	16.9%
Energy	11.5%
Consumer, Non-cyclical	10.9%
Technology	9.3%
Communications	4.8%
Utilities	2.8%
Basic Materials	1.5%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 8.71% for the twelve-month period ending December 31, 2016, compared to the 11.32% return for its benchmark, the Russell 2000 Growth Index.

Despite a broad sell-off in January and February and uncertainty created by the U.K.’s vote to leave the European Union in June, U.S. stocks ended the year with strong gains. Positive economic data contributed to performance, as well as the election of Donald Trump, as investors welcomed the prospect of a pro-growth agenda. In another sign of the economy’s strength, the Federal Reserve (Fed) hiked its benchmark rate in December, only the second time in a decade that the Fed has done so. Improvements in a key manufacturing survey and steady job gains were factors in allowing the Fed to act.

As part of our investment process, we focus on identifying companies with higher-quality business models and predictable, growing revenue streams. Given our emphasis on predictability and stability, we expect our portfolio to outperform the Index in weak or uncertain economic environments, leading to outperformance over full market cycles. We underperformed the benchmark this year, due to our performance late in the year, which was not a market environment best suited for our investment style. In sharp market rallies driven by expectations of a stronger economy we are not surprised to trail the benchmark as companies we view as economically dependent or lower quality outperform.

Stock selection in the technology sector detracted from our relative performance. SS&C Technologies was a leading detractor within the sector. The company provides a number of investment and financial software-enabled services to asset managers, including many alternative managers. Weaker performance by some hedge funds has led to concerns the industry could shrink, and that has weighed on the stock. We also believe that SS&C is a logical consolidator of other hedge fund service providers that may look to get out of the business.

SolarEdge Technologies was another detractor. We like the company because it has a unique technology that speeds up the installation process of solar power inverters, and is best suited for complex solar roof panel installations. The stock was down this year because its revenue growth rate is down from the heady clip of the past few years, but over the long term, we continue to believe that SolarEdge is uniquely positioned to benefit from the secular tailwind of solar power adoption.

Outside the technology sector, Diplomat Pharmacy was a large detractor. The stock was down after a pharmacy benefit manager demanded higher rebates on the drugs it purchases from Diplomat. While we find this development concerning, we believe there continue to be attractive aspects to the investment, particularly the role Diplomat plays within the biotech industry.

While the companies discussed above detracted from performance, we were pleased by the results of many other stocks in the Fund. Aerospace parts supplier HEICO Corp. was our top contributor to performance. After an inventory correction from some of the major airlines that order HEICO’s parts, orders have picked back up again and that helped drive the stock. We continue to like the company’s long-term outlook, and think it is a company with durable growth characteristics.

Belden CDT Inc. was another top contributor. The stock rebounded in the first quarter of the year, after its earnings and guidance reassured investors about the company. A commitment to pay down some of its debt has also reassured investors.

Nordson Corp. was another contributor worth highlighting. The company makes adhesive dispensing systems for consumer packaged goods companies, industrial companies and original equipment manufacturers that produce mobile phones and other electronic devices. The company has increased its penetration among Asian original equipment manufacturers, which has driven growth during the year.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2006 would have grown to $15,460. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2006 would have grown to $21,109.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Small Cap Growth Fund	8.71%	11.35%	4.46%
Russell 2000 Growth Index	11.32%	13.74%	7.76%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Consumer, Non-cyclical	34.9%
Industrial	18.8%
Technology	18.4%
Consumer, Cyclical	11.0%
Financial	8.7%
Communications	3.7%
Basic Materials	3.2%
Energy	0.9%
Diversified	0.4%

Total	100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 24.75% for the twelve-month period ending December 31, 2016, compared to the 31.74% return for its benchmark, the Russell 2000 Value Index.

Following a global sell-off at the beginning of the year, U.S. equities stabilized and rebounded in February, as market sentiment improved on more dovish global central banks, stronger economic data and an oil price recovery. Markets were dominated in June by the U.K. referendum to leave the European Union (“Brexit”). Equities sold off following a surprise “Leave” result, but later recovered due to a combination of improving risk sentiment and a dovish Bank of England. Following the unexpected victory of Donald Trump in the U.S. election in November, equities quickly reversed a short-lived selloff and surged on anticipation of the pro-growth impact of President-elect Trump’s fiscal stimulus plan. The Fed raised rates by 25 basis points in December 2016, as had been largely anticipated, and set a more hawkish 2017 rate path, causing equities to fall at the end of the year. The best performing sectors over the year were energy, telecommunication services and financials, while the worst performing sectors were health care, real estate and consumer staples.

In the Fund for the year, our investments in the financials and materials sectors detracted from results, whereas the energy and telecommunication services sectors contributed to performance.

For the year, Life Storage, an owner and operator of self-storage properties, was a top detractor from returns. Its shares fell after the company announced weaker-than-expected second quarter earnings and lowered forward guidance in light of a deceleration in same store revenue growth. In our view, moderation in the self-storage industry’s fundamentals was exacerbated by the company’s outsized exposure to Texas relative to its peers, as storage capacity increased in the region. Despite this year’s underperformance, we maintain our conviction in the newly-created Life Storage following Sovran Self Storage’s acquisition of Life Storage and the subsequent rebranding.

Over the previous year, Burlington Stores, a discount clothing retailer, was a top contributor to results. After an unusually warm winter in 2015, investor expectations for coat sales significantly declined which pressured the stock price. The stock subsequently rebounded after the company reported strong first quarter results that exceeded consensus and management’s expectations. Management also raised its outlook for the full year. Its shares rose throughout the remainder of the year as discount retailers continued to capture market share from traditional retailers. The company also executed on its strategic goals of improving margins and inventory management. We continue to hold a positive view on the company and its position in the discount retailer industry, but are managing position sizing given the stock’s strong returns in 2016.

As we enter 2017, we see an increasingly positive backdrop as the U.S. transitions to a potentially pro-growth environment. In our view, most companies will benefit from aggressive fiscal policy, including lower taxes and increased spending, and a less restrictive regulatory environment. In the near-term, however, uncertainty around policy specifics and timing could increase volatility. While our aggregate return expectations are lower than in recent years given relatively full valuations, we believe U.S. equities still look more attractive than most other asset classes. Accordingly, we favor high quality, domestically-oriented companies with strong management teams. Additionally, after several years of thematic-driven markets, we are excited about the prospect of increasing dispersion at the stock level.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Small Cap Value Fund on December 31, 2006 would have grown to $22,829. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2006 would have grown to $18,354.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Small Cap Value Fund	24.75%	15.32%	8.61%
Russell 2000 Value Index	31.74%	15.07%	6.26%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Financials	48.4%
Consumer, Non-cyclical	10.8%
Consumer, Cyclical	8.2%
Basic Materials	8.1%
Communications	8.0%
Technology	7.8%
Industrials	6.2%
Energy	2.5%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 20.37% for the twelve-month period ending December 31, 2016, compared to the 21.31% return for its benchmark, the Russell 2000 Index for the same time period.

After the tumultuous opening act of 2016, investor nerves were soothed to some degree as February closed, provided one measures comfort by an intra-month recovery in the price levels of developed equity markets. The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500 Index to a modest 1.4% gain for the first quarter overall. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM manufacturing index in March after bottoming at post-crisis lows in December 2015.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years.

Global equity markets demonstrated an air of complacency in August of 2016. This was in sharp contrast to the third quarter of 2015, when markets experienced their most volatile period since 2011. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8 and September 8. Using 30-day realized volatility as a measure, it was chronicled by The Wall Street Journal on August 23 that the 30 preceding trading days had been the least volatile for the S&P 500 Index in over two decades.

In a year notable for unexpected challenges to the established political order, November 8, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Within U.S. equities, a significant sector rotation that was already underway in the second half of 2016 from high-yielding defensive sectors to cyclicals accelerated in the fourth quarter after the U.S. election. As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15 for the first time since December of 2015.

On an individual security level, the top positive contributors to the Fund’s performance were Advanced Micro Devices Inc, Microsemi Corporation, and US Silica Holdings Inc. The top negative contributors to the Fund’s performance were Impax Laboratories Inc, Ultragenyx Pharmaceutical Inc, and RH.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have grown to $20,217. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have grown to $22,487.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Small Cap Index Fund	20.37%	13.68%	8.79%
Russell 2000 Index	21.31%	14.46%	9.11%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/16

Percent of Total Investments[3]
Financials	28.1%
Consumer, Non-cyclical	18.4%
Industrials	13.8%
Consumer, Cyclical	11.6%
Technology	10.3%
Communications	6.4%
Basic Materials	4.2%
Energy	3.5%
Utilities	3.4%
Government	0.2%
Diversified	0.1%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 0.35% for the twelve-month period ending December 31, 2016, compared to the 1.51% return for its benchmark, the MSCI EAFE Index for the same time period.

With a starting point of continued slow and uneven economic growth for developed economies dating back to the end of the global financial crisis, investors in 2016 have so far navigated a storm of additional uncertainties including softening economic growth and policy missteps in China, a degree of disenchantment in the ability of global central banks to influence market outcomes and a vote by Britain on June 23 to exit its 43 year membership in the European Union. Remarkably, against this challenging backdrop, global equities ended the first half of the year basically where the year started. After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23, only to see those gains extinguished when the surprise outcome of the ‘Brexit’ vote was learned on June 24, leaving the MSCI World Index down 1.7% before rebounding smartly to put the index back in positive territory on a year-to-date basis as of June 30.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23 U.K. referendum vote to leave the European Union. After declining by 7.1% in the two days following the referendum, the MSCI World Index advanced 5.3% the final three days of June and an additional 4.3% through the end of July.

Among the many suggestions attempting to justify the relatively optimistic tone for markets entering 2017, the resilience of markets in the previous 12 months is certainly deserving of some credit. Despite a surprise vote by the United Kingdom electorate to exit the European Union on June 23, output in the U.K. did not collapse as many predicted, and continental Europe thus far does not seem to have been materially impacted. China, after causing considerable market anxiety to open 2016 on a sharp fall in its currency and fears of a rapid economic growth slowdown, faded from being a top concern for global investors in 2016, turning in what is expected to be a respectable 6.7% rate of growth. Likewise, commodity prices opened the year falling sharply, only to find a bottom in mid-February – providing timely relief to commodity exporting emerging markets such as Brazil and Russia. Also aiding emerging markets and keeping global financial conditions easy was a cautious U.S. Federal Reserve that hiked rates just once in 2016, where a more aggressive rate of tightening had been forecast entering the year. In the United Kingdom, the Bank of England did engage in some easing measures by reducing short-term interest rates and also extending their quantitative easing program. Both the Bank of Japan (BOJ) and European Central Bank (ECB) have held back from the additional monetary stimulus anticipated earlier in 2016 despite falling far short on their inflation goals, and the efficacy of existing unconventional monetary policy measures has come under increasing scrutiny.

On an individual security level, the top positive contributors to the Fund’s performance were Royal Dutch Shell plc Class B, Royal Dutch Shell plc Class A, and BP plc. The top negative contributors to the Fund’s performance were Novo Nordisk A/S Class B, Teva Pharmaceutical Industries Limited, and Roche Holding Ltd Genusssch.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have grown to $11,469. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have grown to $12,406.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Developed International Index Fund	0.35%	5.86%	1.65%
MSCI EAFE Index	1.51%	7.02%	2.61%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/16

Percent of Total Investments[3]
Japan	24.2%
United Kingdom	15.3%
France	9.6%
Germany	9.3%
Switzerland	9.2%
Australia	7.3%
Netherlands	5.5%
Spain	3.1%
Hong Kong	2.9%
Sweden	2.9%
Italy	1.8%
Denmark	1.6%
Singapore	1.4%
Belgium	1.2%
Ireland	1.2%
Finland	1.0%
Israel	0.7%
Norway	0.7%
Luxembourg	0.3%
Austria	0.2%
New Zealand	0.2%
China	0.1%
Jersey	0.1%
Portugal	0.1%
South Africa	0.1%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned -5.16% for the twelve-month period ending December 31, 2016, compared to the 5.01% return for its benchmark, the MSCI ACWI ex U.S. Index.

International equities withstood a multitude of shocks in 2016. Despite economic and political uncertainty weighing on markets at times, equities performed reasonably well, helped by emerging market equities’ outperformance for the majority of this year, driven by the U.S. Federal Reserve’s deceleration of monetary policy normalization, strengthening commodity prices and improving fundamentals.

Risk aversion dominated markets early in the year as investors contemplated falling oil prices, slower growth in China, and changing U.S. Federal Reserve monetary policy. By the second quarter, encouraging economic data and supportive central bank policies strengthened European equities, although the United Kingdom’s vote to exit the European Union eclipsed other developments. The Brexit vote was followed by a sell-off in global risk assets and a sharp decline in the British pound against its major trading currencies.

International equities recovered rapidly from the Brexit sell-off, and high quality stocks participated in the rally. Equity markets responded positively to continued loose monetary policy in developed markets, as well as OPEC’s tentative agreement to cut production. And, equity performance of key emerging markets, such as China, Brazil, Korea and Taiwan, strengthened.

Investors were drawn to Philip Morris International’s relative safety after the uncertainty resulting from the Brexit vote, as the company continues to perform well. Philip Morris International produces and sells cigarettes under brands such as Marlboro and L&M. In our opinion, the company has strong pricing power, leading brands, consistent constant currency earnings growth, opportunities for cost savings, and a large dividend.

British American Tobacco (BAT) was a top contributor over the period. Its stability and consistency of earnings became well sought after post the Brexit vote. While based in the U.K., its earnings come from outside of the U.K. Currency, after years of being a headwind, is turning into a tailwind due to favorable currency translation as BAT reports its earnings in Great Britain Pound. Earlier in the year, the company also reported solid numbers, again, highlighting its strong business model even in volatile markets.

Novo Nordisk corrected sharply in late October when the company lowered its mid-term target for operating profit growth to 5%. The main culprit is price erosion in the long-acting insulin segment because of a new competitor entering the space. The expectation now is that Novo’s earnings growth will be in low single digits over the next couple of years due to the headwinds described above, rising to high single digits in the subsequent years. As a result, we hold a much smaller position in Novo than in years past.

Persimmon Plc underperformed due to the increased long-term uncertainty due to the effects of Brexit and the difficulty in predicting its impact on the U.K. residential market. As such, we exited the position. However, we maintain our belief that Persimmon is still among the best homebuilders in the UK, a well-run company growing at an attractive rate.

We believe the global economic recovery will continue in 2017. Developed economies are likely to continue strengthening, albeit slowly. Since the 2008 financial crisis, developed economies have benefited from the extraordinary measures undertaken by major central banks and the healing that comes from the passage of time.

For several decades, investors have become accustomed to a constant direction in the world economy, led by the United States and other developed markets outsourcing production to lower cost emerging market based companies. Any shift in the U.S. position on trade direction is likely to have a magnified impact on global supply chains and, if so, could result in a number of secondary impacts.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the International Equity Fund on December 31, 2006 would have grown to $12,482. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI ACWI ex-U.S. Index, during the same period. A $10,000 investment in the MSCI ACWI ex-U.S. Index on December 31, 2006 would have grown to $11,514.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
International Equity Fund	–5.16%	5.35%	2.24%
MSCI ACWI ex-U.S. Index	5.01%	5.48%	1.42%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
United Kingdom	16.0%
United States	11.6%
India	9.3%
Switzerland	9.1%
France	7.8%
Japan	6.3%
Canada	5.7%
Ireland	5.2%
China	4.1%
Netherlands	4.1%
Spain	3.5%
Germany	3.4%
Belgium	3.2%
South Africa	2.4%
Denmark	2.2%
Mexico	2.0%
Australia	1.9%
Brazil	1.2%
Hong Kong	1.0%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 5.80% for the twelve-month period ending December 31, 2016, compared to the 11.60% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

Positive contributors to the Fund’s performance during the period included our stock selection and underweight allocation to China and our stock selection and overweight allocation to Peru. Stock selection in Pakistan also contributed, as did the Fund’s zero allocation to Malaysia. Stock selection in India added value during the period, but it was partially offset by an unfavorable overweight allocation. Stock selection in Panama and Turkey also contributed.

Key detractors from performance included the Fund’s stock selection and underweight allocation to Taiwan and Russia, as well as stock selection and a neutral allocation to Brazil. Stock selection in Korea, Indonesia and South Africa also hampered returns.

From a sector perspective, stock selection in and underweight allocations to health care and telecommunications contributed to returns. Stock selection in consumer staples and information technology also added to results but gains were partially offset by the negative impact of an overweight to consumer staples and underweight to information technology. Stock selection in and an underweight allocation to the energy sector detracted from results, as did stock selection in financials. Derivatives did not have a material impact on performance for the period.

The outlook for emerging markets overall finally began improving in 2016 after five previously disappointing years. In a world facing lower economic growth from a combination of demographic pressure, lower trade volumes and a huge increase in debt, we own what we call a “post-China world” portfolio, seeking those pockets of growth in countries where we believe domestic consumer demand is strong and credit growth is in healthy early stages — and far from the excess as it has been in China, Brazil and Turkey.

In our view, the building blocks are in place for recovery in many emerging market countries. Markets may still experience some turbulence from the potential for disappointment with China’s growth or any depreciation of China’s currency and uncertainty about the course of the U.S. presidential election, economic outlook and precise path of the Federal Reserve.

From a thematic perspective, we continue to own and seek companies benefiting from healthy domestic demand and the growth of the aging population, where demand is high for health care and consumer experiences and services, including travel and leisure activities. We also see demand for financial services in countries with low credit penetration. We are seeking to minimize the Fund’s exposure to countries highly dependent on trade and where credit growth has greatly exceeded the pace of economic growth over the past five years. With global trade declining as protectionism is becoming more politically appealing and geopolitical tension rising in such areas as the South China Sea and the Middle East, we are also focused on identifying innovative companies benefiting from domestic infrastructure projects and defense spending.

We still consider Central and Eastern Europe an attractive investment opportunity. Growth in the region remains healthy, mostly driven by strong consumption, which has been boosted by rising employment, growing real wages and increasingly more affordable credit. After years of tightening, fiscal policy is set to loosen, but budget deficits should remain below the 3% level. Investment lagged in 2016 due to less absorption of European Union funds, but absorption should accelerate in 2017, driving up public fixed investment spending and further supporting growth.

As we have for many years, we remain underweight China and countries with decelerating growth or heavy dependence on exports such as Russia, Taiwan and Korea in the portfolio. Debt levels in China continue to rise to unprecedented levels and ongoing overcapacity issues and the continued property downturn will likely lead to further weakness in industrial production and related investment.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have grown to $10,263. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have grown to $10,950.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Emerging Markets Equity Fund	5.80%	1.18%	0.31%
MSCI Emerging Markets Index	11.60%	1.64%	1.51%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/16

Percent of Total Investments[3]
China	14.2%
South Korea	10.9%
Taiwan	9.2%
India	8.3%
Brazil	7.9%
Mexico	5.8%
Indonesia	5.4%
Hong Kong	5.0%
Philippines	3.7%
South Africa	3.6%
Russia	3.3%
Poland	3.2%
Peru	2.3%
Thailand	2.2%
Argentina	2.0%
Pakistan	1.7%
United States	1.4%
Netherlands	1.1%
Austria	0.9%
Czech Republic	0.9%
United Kingdom	0.9%
Chile	0.7%
Germany	0.7%
Portugal	0.7%
Switzerland	0.7%
Egypt	0.6%
Panama	0.6%
Japan	0.5%
Colombia	0.5%
Hungary	0.5%
Spain	0.3%
Turkey	0.3%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 5.49% for the twelve-month period ending December 31, 2016, compared to the 8.52% return for its benchmark, the FTSE NAREIT Equity REIT Index.

Real estate securities produced favorable returns in 2016, a year in which the asset class experienced several distinct phases. Listed real estate rallied in the first quarter, a period that was challenging for stocks broadly, as global growth slowed and interest rates declined. As growth improved and slowdown fears subsided, however, expectations of a Federal Reserve interest rate hike modestly pressured REITs. Donald Trump’s surprise victory in the November U.S. Presidential election accelerated growth and inflation expectations due to the anticipated impact of changes in fiscal and tax policies. This prompted a rotation out of fixed income and higher-yielding equities into more growth-oriented investments. During this third phase, the more cyclical real estate sectors produced favorable returns, while those considered being more defensive generally declined.

Industrial and data center landlords were among the top-performing U.S. sectors during the year. The pair continued to benefit from secular growth trends, including burgeoning internet retailing and cloud computing, which resulted in healthy pricing power for the sectors’ property owners.

Hotels were particularly strong in the second half of the year. Investors looked ahead to the end of the new supply cycle, anticipating that industry fundamentals would recover in 2017 along with the economy.

Office REITs on the West Coast enjoyed healthy gains early in the year thanks to the thriving tech sector, while New York City and Washington, D.C. landlords rallied strongly in the wake of the Presidential election. Health care experienced a wide dispersion in returns. Companies with the most stable cash flows, such as owners of medical office buildings, generally performed quite well, while those with skilled nursing care tenants underperformed amid concerns that regulatory issues could threaten tenants’ profit margins.

Apartments lagged the benchmark for the year. Despite generally healthy demand for apartments, investors were concerned that the sector’s cash-flow growth is peaking amid rising supply. Regional malls declined despite still-strong fundamentals following store closing announcements from several high-profile retailers, including Sears and Macy’s. Continued gains in e-commerce and a general change in how people are spending their disposable income added to those concerns.

Our stock selection in health care was a large detractor from relative performance, although this was partially offset by our underweight allocation in the sector. We had an out-of-index position in Brookdale Senior Living, which declined in the period. We also did not own Senior Housing Properties Trust, which had a sizable gain. Our underweight and stock selection in diversified REITs also detracted. This was attributable largely to our allocation to Vornado Realty Trust at various times during the year. Our security selection in hotels further detracted, including our underweight in the strongly performing Host Hotels & Resorts.

Our stock selection in office REITs was a large contributor to relative performance, including overweights in several West Coast-centered landlords that advanced strongly during the period. Our underweight in self storage, the industry’s poorest-performing sector in the year, also contributed to relative performance. Our underweight in the shopping center owners, which lagged the benchmark, further contributed.

After years of disappointing growth, we expect the global economy to accelerate in 2017, led by strength in the U.S., but with Europe and Japan also seeing improvement. The promise of tax reforms and increased fiscal spending under the Trump administration has lifted expectations for higher asset prices and yields in the U.S. On balance, in the near term we expect the Trump effect to add to the growth and inflation trends that were already underway. In the long term, we believe a focus on more infrastructure spending, lower taxes, and less regulation and a more pro-business attitude from the government could be positive for the economy.

Penn Mutual Asset Management, LLC

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2006 — December 31, 2016

An investment of $10,000 in the Real Estate Securities Fund on December 31, 2006 would have grown to $14,592. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT Equity REIT Index on December 31, 2006 would have grown to $16,417.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	10 Year
Real Estate Securities Fund	5.49%	11.58%	3.85%
FTSE NAREIT Equity REIT Index	8.52%	12.01%	5.08%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/16

Percent of Total Investments[2]
Apartments	21.5%
Diversified	15.9%
Office Property	15.7%
Regional Malls	9.0%
Healthcare	8.2%
Industrials	7.2%
Lodging	4.7%
Strip Centers	4.7%
Storage & Warehousing	4.5%
Building & Real Estate	3.7%
Hotels & Resorts	2.3%
Manufactured Homes	2.1%
Healthcare Services	0.5%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 7.46% for the twelve-month period ending December 31, 2016, compared to its benchmarks, the Russell 3000 Index’s return of 12.74% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.65% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term bond funds.

At the broad asset class level, the Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Detracting most from performance during the period versus the equity Index was the Fund’s underlying asset class allocations to developed international equity stocks as international equity significantly underperformed the strong returns of the domestic equity market. Contributing to the equity performance versus the Index were the Fund’s underlying asset class allocations to large, mid and small cap value as value-oriented stocks considerably outperformed growth-oriented stocks across all market capitalizations during the year.

At the individual fund level, the Fund’s allocation to mid cap value equity contributed the most to performance during the period. Detracting most from performance during the period at the underlying fund level were allocations to international equity, emerging markets equity and large cap value.

The Fund’s fixed income allocation performed outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the one-year time period due to its asset class allocation to high yield fixed income.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 3, the asset class allocation to large cap growth, mid cap growth, small cap growth, and domestic real estate securities were reduced which allowed for an increase to the asset allocations to large cap value, mid cap value, international stocks, emerging market stocks, high yield bonds and short-term bonds. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have grown to $16,249. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $21,506. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,096.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Aggressive Allocation Fund	7.46%	9.82%	5.98%
Russell 3000 Index	12.74%	14.67%	9.24%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/16

International Stocks	24.0%
Large Cap Value Stocks	19.0%
Mid Cap Value Stocks	13.0%
Emerging Markets	11.0%
Large Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Intermediate Bonds	5.0%
Small Cap Growth Stocks	4.0%
Mid Cap Growth Stocks	3.0%
Short Term Bonds	3.0%
Domestic REITs	3.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 7.52% for the twelve-month period ending December 31, 2016, compared to its benchmarks, the Russell 3000 Index’s return of 12.74% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.65% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Aggressive Allocation Fund’s equity allocation slightly underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Detracting most from performance during the period versus the equity Index was the Fund’s underlying asset class allocations to developed international equity stocks as international equity significantly underperformed the strong returns of the domestic equity market. Also detracting from performance was the asset class allocation to large cap growth stocks. Contributing to the equity performance versus the Index were the Fund’s underlying asset class allocations to large, mid and small cap value as value-oriented stocks considerably outperformed growth-oriented stocks across all market capitalizations during the year.

At the individual fund level, the Fund’s allocation to mid cap value equity contributed the most to performance during the period. Detracting most from performance during the period at the underlying fund level were allocations to international equity, emerging markets equity and large cap value.

The Fund’s fixed income allocation performed outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the one-year time period due to its asset class allocation to high yield fixed income.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 3, the asset class allocation to large cap growth, mid cap growth, small cap growth, international stocks, domestic real estate securities, high yield bonds and intermediate-term bonds were reduced. This allowed for an increase to the asset allocations to large cap value, mid cap value, small cap value, emerging market stocks, and short-term bonds. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have grown to $17,059. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $21,506. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,096.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Moderately Aggressive Allocation Fund	7.52%	8.87%	6.60%
Russell 3000 Index	12.74%	14.67%	9.24%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/16

Large Cap Value Stocks	20.0%
International Stocks	19.0%
Intermediate Bonds	11.0%
Mid Cap Value Stocks	10.0%
Large Cap Growth Stocks	8.0%
Emerging Markets	8.0%
Short Term Bonds	7.0%
Small Cap Value Stocks	6.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	3.0%
Domestic REITs	3.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 6.96% for the twelve-month period ending December 31, 2016, compared to its benchmarks, the Russell 3000 Index’s return of 12.74% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.65% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderate Allocation Fund’s equity allocation performed in line with its broad equity benchmark, the Russell 3000 Index for the one-year period. Detracting from performance during the period versus the equity Index was the Fund’s underlying asset class allocations to developed international equity stocks as international equity significantly underperformed the strong returns of the domestic equity market. Also detracting from performance was the asset class allocation to large cap growth stocks. Contributing to the equity performance versus the Index were the Fund’s underlying asset class allocations to large, mid and small cap value as value-oriented stocks considerably outperformed growth-oriented stocks across all market capitalizations during the year.

At the individual fund level, the Fund’s allocation to mid cap value equity contributed the most to performance during the period. Detracting most from performance during the period at the underlying fund level were allocations to international equity, emerging markets equity and large cap value.

The Fund’s fixed income allocation performed outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the one-year time period due to its asset class allocation to high yield fixed income.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 3, the asset class allocation to large cap growth, mid cap growth, small cap growth, domestic real estate securities, high yield bonds and cash equivalents were reduced. This allowed for an increase to the asset allocations to large cap value, mid cap value, small cap value, emerging market stocks, intermediate-term bonds and short-term bonds. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have grown to $15,738. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $21,506. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,096.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Moderate Allocation Fund	6.96%	7.30%	5.57%
Russell 3000 Index	12.74%	14.67%	9.24%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/16

Intermediate Bonds	27.0%
International Stocks	14.0%
Large Cap Value Stocks	13.0%
Large Cap Growth Stocks	7.0%
Short Term Bonds	10.0%
Mid Cap Value Stocks	9.0%
Emerging Markets	5.0%
High Yield Bonds	3.0%
Small Cap Value Stocks	5.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	2.0%
Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 6.03% for the twelve-month period ending December 31, 2016, compared to its benchmarks, the Russell 3000 Index’s return of 12.74% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.65% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund consists of domestic equity funds comprised of large capitalization and mid capitalization funds and a slight allocation to small capitalization stocks as well as developed international equity funds and a small allocation to emerging market equities. The fixed income portion is mostly allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Conservative Allocation Fund’s equity allocation slightly outperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing to the equity performance versus the Index were the Fund’s underlying asset class allocations to large, mid and small cap value as value-oriented stocks considerably outperformed growth-oriented stocks across all market capitalizations during the year. Detracting from performance during the period versus the equity Index was the Fund’s underlying asset class allocations to developed international equity stocks as international equity significantly underperformed the strong returns of the domestic equity market. Also detracting from performance was the asset class allocation to large cap growth stocks.

At the individual fund level, the Fund’s allocation to mid cap value equity contributed the most to performance during the period. Detracting most from performance during the period at the underlying fund level were allocations to international equity, emerging markets equity and large cap value.

The Fund’s fixed income allocation performed outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the one-year time period due to its asset class allocation to high yield fixed income.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 3, the asset class allocation to large cap growth, mid cap growth, high yield bonds and cash equivalents were reduced. This allowed for an increase to the asset allocations to large cap value, small cap value, emerging market stocks, intermediate-term bonds and short-term bonds. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have grown to $14,852. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $21,506. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,096.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Moderately Conservative Allocation Fund	6.03%	5.64%	4.85%
Russell 3000 Index	12.74%	14.67%	9.24%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/16

Intermediate Bonds	36.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	13.0%
International Stocks	9.0%
Large Cap Growth Stocks	5.0%
High Yield Bonds	4.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	3.0%
Small Cap Value Stocks	3.0%
Domestic REITs	2.0%
Small Cap Growth Stocks	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 4.71% for the twelve-month period ending December 31, 2016, compared to its benchmarks, the Russell 3000 Index’s return of 12.74% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 2.65% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 80% fixed income funds and a target allocation of 20% in domestic and international equity funds. The fixed income funds predominately consist of short-term and intermediate-term bonds and the equity fund allocations consist of mostly large capitalization funds with a small exposure to developed international equity funds.

At the broad asset class level, the Conservative Allocation Fund’s asset class exposure to high yield bonds outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the one-year period, thus, asset allocation had a positive contribution on performance during the period. However, the Fund’s underlying fund allocations to short-term bonds did detract slightly from Fund performance during the period.

The Fund’s equity allocation slightly underperformed its broad equity benchmark, the Russell 3000 Index. The Fund’s asset class allocation to developed international stocks hindered its equity performance during the period as international stocks underperformed domestic stocks during the year. The Fund’s underlying fund allocation to large cap value did aid performance during the period.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 3, the asset class allocation to large cap growth, mid cap growth, international stocks, high yield bonds and cash equivalents were reduced. These reductions allowed for the increase to the asset allocations to large cap value, emerging market stocks, domestic real estate, intermediate-term bonds and short-term bonds. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2016

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have grown to $13,761. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $21,506. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,096.

Average Annual Total Returns1 as of 12/31/16

	1 Year	5 Year	Since Inception[2]
Conservative Allocation	4.71%	3.67%	3.89%
Russell 3000 Index	12.74%	14.67%	9.24%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/16

Intermediate Bonds	46.0%
Short Term Bonds	30.0%
Large Cap Value Stocks	9.0%
High Yield Bonds	4.0%
International Stocks	4.0%
Large Cap Growth Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	1.0%
Emerging Markets	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2016 and held through December 31, 2016. The examples illustrate your fund’s costs in two ways:

•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2016.

Disclosure of Fund Expenses

For the Period July 1, 2016 to December 31, 2016

Expense Table

	Beginning Value July 1, 2016	Ending Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.06	0.48%	$2.41
Hypothetical	$1,000.00	$1,022.69	0.48%	$2.45
Limited Maturity Bond Fund
Actual	$1,000.00	$1,007.63	0.69%	$3.47
Hypothetical	$1,000.00	$1,021.64	0.69%	$3.50

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2016	Ending Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$990.13	0.66%	$3.29
Hypothetical	$1,000.00	$1,021.79	0.66%	$3.35
High Yield Bond Fund
Actual	$1,000.00	$1,075.24	0.87%	$4.52
Hypothetical	$1,000.00	$1,020.73	0.87%	$4.41
Flexibly Managed Fund
Actual	$1,000.00	$1,027.81	0.89%	$4.55
Hypothetical	$1,000.00	$1,020.60	0.89%	$4.54
Balanced Fund
Actual	$1,000.00	$1,040.20	0.18%	$0.94
Hypothetical	$1,000.00	$1,024.21	0.18%	$0.93
Large Growth Stock Fund
Actual	$1,000.00	$1,078.01	0.96%	$5.00
Hypothetical	$1,000.00	$1,020.27	0.96%	$4.87
Large Cap Growth Fund
Actual	$1,000.00	$1,019.10	0.89%	$4.52
Hypothetical	$1,000.00	$1,020.61	0.89%	$4.53
Large Core Growth Fund
Actual	$1,000.00	$1,013.67	0.85%	$4.30
Hypothetical	$1,000.00	$1,020.82	0.85%	$4.32
Large Cap Value Fund
Actual	$1,000.00	$1,099.34	0.89%	$4.71
Hypothetical	$1,000.00	$1,020.60	0.89%	$4.54
Large Core Value Fund
Actual	$1,000.00	$1,077.23	0.90%	$4.67
Hypothetical	$1,000.00	$1,020.58	0.90%	$4.56
Index 500 Fund
Actual	$1,000.00	$1,076.56	0.36%	$1.87
Hypothetical	$1,000.00	$1,023.32	0.36%	$1.82
Mid Cap Growth Fund
Actual	$1,000.00	$1,041.18	0.95%	$4.89
Hypothetical	$1,000.00	$1,020.29	0.95%	$4.85
Mid Cap Value Fund
Actual	$1,000.00	$1,108.45	0.77%	$4.09
Hypothetical	$1,000.00	$1,021.21	0.77%	$3.93
Mid Core Value Fund
Actual	$1,000.00	$1,110.70	1.03%	$5.46
Hypothetical	$1,000.00	$1,019.90	1.03%	$5.24
SMID Cap Growth Fund
Actual	$1,000.00	$1,054.56	1.05%	$5.41
Hypothetical	$1,000.00	$1,019.81	1.05%	$5.33

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2016	Ending Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,185.32	1.20%	$6.60
Hypothetical	$1,000.00	$1,019.02	1.20%	$6.12
Small Cap Growth Fund
Actual	$1,000.00	$1,068.41	1.00%	$5.21
Hypothetical	$1,000.00	$1,020.04	1.00%	$5.10
Small Cap Value Fund
Actual	$1,000.00	$1,187.09	0.96%	$5.27
Hypothetical	$1,000.00	$1,020.26	0.96%	$4.88
Small Cap Index Fund
Actual	$1,000.00	$1,181.07	0.64%	$3.53
Hypothetical	$1,000.00	$1,021.86	0.64%	$3.28
Developed International Index Fund
Actual	$1,000.00	$1,041.02	0.82%	$4.20
Hypothetical	$1,000.00	$1,020.97	0.82%	$4.17
International Equity Fund
Actual	$1,000.00	$939.88	1.11%	$5.41
Hypothetical	$1,000.00	$1,019.49	1.11%	$5.65
Emerging Markets Equity Fund
Actual	$1,000.00	$995.13	1.64%	$8.22
Hypothetical	$1,000.00	$1,016.80	1.64%	$8.34
Real Estate Securities Fund
Actual	$1,000.00	$964.30	0.95%	$4.70
Hypothetical	$1,000.00	$1,020.29	0.95%	$4.85
Aggressive Allocation Fund
Actual	$1,000.00	$1,045.09	0.32%	$1.62
Hypothetical	$1,000.00	$1,023.54	0.32%	$1.60
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,043.04	0.29%	$1.50
Hypothetical	$1,000.00	$1,023.65	0.29%	$1.49
Moderate Allocation Fund
Actual	$1,000.00	$1,032.94	0.29%	$1.48
Hypothetical	$1,000.00	$1,023.67	0.29%	$1.47
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,021.25	0.30%	$1.51
Hypothetical	$1,000.00	$1,023.62	0.30%	$1.52
Conservative Allocation Fund
Actual	$1,000.00	$1,009.08	0.31%	$1.57
Hypothetical	$1,000.00	$1,023.56	0.31%	$1.58

*	Expenses are equal to the fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATION — 54.2%
Federal Farm Credit Banks
4.875%, 01/17/17	$1,000	$1,001,957
0.780%, 01/30/17•	4,000	4,000,114
0.836%, 02/14/17•	7,000	7,001,018
0.760%, 02/23/17•	1,000	1,000,021
0.806%, 03/29/17•	1,000	1,000,111
Federal Home Loan Banks
0.752%, 01/30/17•	500	500,148
0.625%, 02/02/17	1,850	1,850,123
0.750%, 02/21/17	1,000	1,000,385
0.720%, 03/06/17	500	500,176
0.875%, 03/10/17	500	500,332
1.000%, 03/10/17	1,000	1,000,792
0.424%, 04/06/17•	4,500	4,500,633
0.625%, 04/26/17	2,000	2,000,691
0.621%, 06/01/17•	2,000	2,000,000
0.675%, 09/05/17•	1,885	1,886,305
0.928%, 09/07/17•	2,000	2,003,112
Federal Home Loan Mortgage Corp.
0.500%, 01/27/17	1,035	1,035,066
5.000%, 02/16/17	1,730	1,739,757
0.875%, 02/22/17	3,202	3,203,953
1.000%, 03/08/17	3,570	3,573,466
1.056%, 04/26/17•	300	300,291
1.250%, 05/12/17	1,299	1,302,256
0.720%, 11/13/17•	4,725	4,731,421
Federal National Mortgage Association
1.250%, 01/30/17	6,623	6,627,474
5.000%, 02/13/17	3,660	3,679,461
1.125%, 04/27/17	800	801,237
5.000%, 05/11/17	1,702	1,729,173
0.759%, 07/20/17•	1,500	1,501,450
Tennessee Valley Authority
5.500%, 07/18/17	5,000	5,130,834

Total AGENCY OBLIGATION (Cost $67,101,757)		67,101,757

U.S. TREASURY OBLIGATIONS — 34.1%
U.S. Treasury Note
0.640%, 01/31/17•	6,000	6,000,204
3.125%, 01/31/17	2,000	2,004,261
0.625%, 02/15/17	5,000	5,000,889
4.625%, 02/15/17	2,000	2,010,032
0.875%, 02/28/17	5,000	5,003,066
3.000%, 02/28/17	1,000	1,003,921
0.750%, 03/15/17	1,000	1,000,375
0.500%, 03/31/17	3,000	2,999,538
3.250%, 03/31/17	1,000	1,006,483
0.500%, 04/30/17	1,700	1,699,802
0.630%, 04/30/17•	4,000	4,000,786
0.875%, 04/30/17	1,000	1,001,268
0.875%, 05/15/17	1,000	1,001,193
0.625%, 05/31/17	1,500	1,499,897
0.625%, 06/30/17	2,000	1,999,718
0.608%, 07/31/17•	5,000	5,001,163

TOTAL U.S. TREASURY OBLIGATIONS (Cost $42,232,596)		42,232,596

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.9%
Goldman Sachs Financial Square Funds - Government Fund (Cost $4,920,718)	4,920,718	$4,920,718

TOTAL INVESTMENTS — 92.2% (Cost $114,255,071)		$114,255,071

Other Assets & Liabilities — 7.8%		9,609,538

TOTAL NET ASSETS — 100.0%		$123,864,609

†	See Security Valuation Note.
•	Variable Rate Security.

Maturity Schedule (days)	Market Value	Percentage of Portfolio	Cumulative
1 to 7	$33,310,827	29.2%	29.2%
8 to 14	4,731,421	4.1%	33.3%
15 to 30	16,666,341	14.6%	47.9%
31 to 60	28,495,848	24.9%	72.8%
61 to 90	12,584,274	11.0%	83.8%
91 to 120	5,803,289	5.1%	88.9%
121 to 150	4,032,622	3.5%	92.4%
150+	8,630,449	7.6%	100.00%

Total Per Trial Balance	$114,255,071	100.00%

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$42,232,596	$—	$42,232,596	$—
AGENCY OBLIGATION	67,101,757	—	67,101,757	—
SHORT-TERM INVESTMENTS	4,920,718	4,920,718	—	—

TOTAL INVESTMENTS	$114,255,071	$4,920,718	$109,334,353	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Limited Maturity Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 24.0%
Ally Auto Receivables Trust 2014-2 2.100%, 03/16/20	$1,000	$1,006,056
Ally Master Owner Trust 2012-5 1.540%, 09/15/19	1,000	1,001,422
AmeriCredit Automobile Receivables Trust 2013-5 2.290%, 11/08/19	1,000	1,004,281
Black Diamond CLO 2006-1A Luxembourg SA, Class C 1.577%, 04/29/19 144A @,•	2,000	1,986,532
Black Diamond CLO 2006-1A Luxembourg SA, Class D 2.237%, 04/29/19 144A @,•	2,500	2,486,662
BMW Vehicle Lease Trust 2015-1 1.240%, 12/20/17	1,102	1,102,248
Brentwood CLO Corp. 2006-1A 1.706%, 02/01/22 144A @,•	2,000	1,920,990
Chesapeake Funding LLC 2014-1A 1.452%, 03/07/26 144A @,•	1,080	1,066,646
Chrysler Capital Auto Receivables Trust 2013-BA 2.240%, 09/16/19 144A @	1,705	1,713,424
Consumers Securitization Funding LLC 2014-A 1.334%, 11/01/20	1,494	1,482,526
Continental Airlines 2012-3 Class C Pass Through Trust 6.125%, 04/29/18	1,500	1,560,000
CPS Auto Receivables Trust 2014-A 1.210%, 08/15/18 144A @	29	28,642
Cratos CLO Ltd. 2007-1A D 3.311%, 05/19/21 144A @,•	2,000	1,999,000
Emerald Aviation Finance Ltd. 2013- 1, STEP 4.650%, 10/15/38 144A @	2,445	2,478,382
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	1,124	1,131,576
Equity One Mortgage Pass-Through Trust 2004-1 4.145%, 04/25/34•	5	5,235
Ford Credit Auto Owner Trust 2012-D 1.970%, 05/15/19	1,800	1,801,256
Ford Credit Auto Owner Trust 2013-D 1.540%, 03/15/19	2,780	2,781,617
Ford Credit Auto Owner Trust 2014-A 1.710%, 05/15/19	1,450	1,454,051
Gleneagles CLO Ltd. 2005-1A C 1.786%, 11/01/17 144A @,•	303	302,416
Golden Credit Card Trust 2012-4A 1.390%, 07/15/19 144A @	2,000	2,001,125
Honda Auto Receivables Owner Trust 2014-2 0.770%, 03/19/18	538	537,095
Hyundai Auto Lease Securitization Trust 2014-B 1.540%, 12/17/18 144A @	1,100	1,100,667
Jasper CLO Ltd. 2005-1A 1.786%, 08/01/17 144A @,•	557	556,965

	Par (000)	Value†

Rockwall CDO II Ltd. 2007-1A 1.586%, 08/01/24 144A @,•	$2,065	$2,011,192
SACO I, Inc. 2005-4 1.656%, 06/25/35 144A @,•	11	11,290
Santander Drive Auto Receivables Trust 2013-2 1.950%, 03/15/19	1,222	1,224,017
SLM Private Education Loan Trust 2012-A 2.104%, 08/15/25 144A @,•	345	344,943
SLM Student Loan Trust 2005-10 1.152%, 10/26/26 •	2,438	2,404,268
Symphony CLO III Ltd. 2007-3A 1.566%, 05/15/19 144A @,•	2,500	2,480,720
Toyota Auto Receivables 2016-C 1.000%, 01/15/19	2,000	1,996,633
Volvo Financial Equipment LLC Series 2013-1A 1.620%, 08/17/20 144A @	1,000	1,000,079
Voya CLO V Ltd. 2007-5A 3.736%, 05/01/22 144A @,•	2,000	2,007,216
Westchester CLO Ltd. 2007-1A B 1.326%, 08/01/22 144A @,•	2,500	2,408,462
World Financial Network Credit Card Master Trust 2012-B 1.760%, 05/17/21	2,032	2,036,435

TOTAL ASSET BACKED SECURITIES (Cost $50,258,646)		50,434,069

COMMERCIAL MORTGAGE BACKED SECURITIES — 12.6%
BAMLL Commercial Mortgage Securities Trust 2013-DSNY, Class B 2.204%, 09/15/26 144A @,•	1,000	1,000,424
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 1.370%, 06/11/50 144A @,•	2,000	1,967,886
FREMF 2011-K701 Mortgage Trust, Class B 2011 4.286%, 07/25/48 144A @,•	2,000	2,028,752
FREMF Mortgage Trust Series 2010-K6 Class B 5.358%, 12/25/46 144A @,•	3,000	3,239,821
FREMF Mortgage Trust Series 2012-K708 Class C 3.751%, 02/25/45 144A @,•	2,000	2,043,063
FREMF Mortgage Trust Series 2012-K710 Class C 3.821%, 06/25/47 144A @,•	2,110	2,111,035
FREMF Mortgage Trust Series 2013-KF02 Class C 4.534%, 12/25/45 144A @,•	399	404,257
FREMF Mortgage Trust, Series 2013-K713 Class C 3.165%, 04/25/46 144A @,•	2,400	2,355,254
Government National Mortgage Association 2011 3.200%, 11/16/44	1,703	1,716,163

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
GS Mortgage Securities Corp. Trust 2013-NYC5 2013 3.649%, 01/10/30 144A @,•	$2,000	$2,022,234
GSCCRE Commercial Mortgage Trust 2015-HULA Class B 3.004%, 08/15/32 144A @,•	2,000	2,007,971
Hilton USA Trust 2014-ORL B 1.739%, 07/15/29 144A @,•	2,500	2,464,470
WFRBS Commercial Mortgage Trust 2012-C7 Class XA 1.500%, 06/01/45 144A @,•	53,775	3,247,436

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $26,955,852)		26,608,766

CORPORATE BONDS — 43.4%
Airlines — 7.7%
American Airlines 2013-2 Class C Pass Through Trust 6.000%, 01/15/17 144A @	1,949	1,951,143
Continental Airlines 1999-2 Pass Through Trust 7.256%, 09/15/21	2,250	2,413,078
Continental Airlines 2000-2 Pass Through Trust 7.707%, 10/02/22	516	557,416
Delta Air Lines 2007-1 Class B Pass Through Trust 8.021%, 02/10/24	1,267	1,455,283
Delta Air Lines 2010-1 Class A Pass Through Trust 6.200%, 01/02/20	1,201	1,264,247
Delta Air Lines 2012-1 Class B Pass Through Trust 6.875%, 05/07/19 144A @	2,209	2,377,332
Northwest Airlines 2007-1 Class A Pass Through Trust 7.027%, 05/01/21	1,183	1,320,790
Northwest Airlines 2007-1 Class B Pass-Through Trust 8.028%, 05/01/19	1,883	1,979,161
UAL 2009-2A Pass-Through Trust 9.750%, 07/15/18	351	351,903
US Airways 2012-1 Class B Pass Through Trust 8.000%, 04/01/21	2,266	2,515,052

		16,185,405

Auto Manufacturers — 1.0%
American Honda Finance Corp. 1.550%, 12/11/17	2,000	2,001,730

Banks — 4.4%
HSBC Holdings PLC 2.499%, 01/05/22•	2,000	2,037,266
JPMorgan Chase & Co. 2.000%, 08/15/17	2,000	2,007,412
JPMorgan Chase Bank NA 1.450%, 09/21/18	1,000	995,622

	Par (000)	Value†

Banks — (continued)
State Street Corp. 4.956%, 03/15/18	$3,000	$3,099,363
Wells Fargo Bank NA 6.000%, 11/15/17	1,000	1,037,792

		9,177,455

Beverages — 1.3%
Anheuser-Busch InBev Worldwide, Inc. 1.576%, 08/01/18•	900	905,527
Constellation Brands, Inc. 7.250%, 05/15/17	1,750	1,785,000

		2,690,527

Chemicals — 1.0%
CF Industries, Inc. 6.875%, 05/01/18	2,000	2,105,280

Computers — 0.9%
EMC Corp. 1.875%, 06/01/18	2,000	1,977,830

Diversified Financial Services — 5.1%
AerCap Aviation Solutions BV 6.375%, 05/30/17	1,000	1,017,750
Air Lease Corp. 2.625%, 09/04/18	2,000	2,013,946
Ally Financial, Inc.
3.600%, 05/21/18	1,000	1,007,500
3.250%, 11/05/18	1,000	1,001,250
Ford Motor Credit Co. LLC 1.724%, 12/06/17	2,000	1,998,488
Icahn Enterprises LP 3.500%, 03/15/17	1,000	1,001,875
Visa, Inc. 1.200%, 12/14/17	2,646	2,645,624

		10,686,433

Electric — 1.1%
Israel Electric Corp. Ltd. 6.700%, 02/10/17 144A @	1,000	1,002,316
San Diego Gas & Electric Co. 1.914%, 02/01/22	1,261	1,245,578

		2,247,894

Electronics — 0.7%
Fortive Corp. 1.800%, 06/15/19 144A @	1,500	1,490,672

Food — 2.1%
Kellogg Co. 1.750%, 05/17/17	1,500	1,503,522
McDonald’s Corp. 5.800%, 10/15/17	1,500	1,551,228
Mondelez International Holdings Netherlands BV 1.625%, 10/28/19 144A @	1,500	1,470,438

		4,525,188

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — 0.5%
Stryker Corp. 2.000%, 03/08/19	$1,000	$1,000,490

Healthcare Services — 2.6%
Abbott Laboratories 2.350%, 11/22/19	2,000	2,002,358
Aetna Inc. 1.700%, 06/07/18	1,500	1,498,609
Fresenius Medical Care US Finance, Inc. 6.875%, 07/15/17	1,000	1,026,250
HCA, Inc. 3.750%, 03/15/19	1,000	1,027,500

		5,554,717

Internet — 0.5%
eBay Inc. 2.500%, 03/09/18	1,000	1,008,779

Machinery — Diversified — 1.4%
Stanley Black & Decker, Inc.
1.622%, 11/17/18	2,000	1,987,686
2.451%, 11/17/18	1,000	1,008,569

		2,996,255

Media — 2.0%
Cablevision Systems Corp. 8.625%, 09/15/17	1,000	1,040,000
Comcast Cable Communications LLC 8.875%, 05/01/17	2,150	2,204,081
Thomson Reuters Corp. 1.300%, 02/23/17	1,000	1,000,042

		4,244,123

Oil & Gas — 1.9%
Chevron Corp. 1.345%, 11/15/17	2,000	2,002,384
Murphy Oil Corp. 3.500%, 12/01/17	1,000	1,005,000
Statoil ASA 3.125%, 08/17/17	1,000	1,011,386

		4,018,770

Oil & Gas Services — 1.0%
Schlumberger Holdings Corp. 2.350%, 12/21/18 144A @	2,000	2,016,498

Pharmaceuticals — 0.9%
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	2,000	1,974,644

Pipelines — 1.0%
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	1,000	1,050,000
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	1,000	1,018,668

		2,068,668

Semiconductors — 1.2%
NXP BV/NXP Funding LLC144A @
3.750%, 06/01/18	1,000	1,015,000
5.750%, 03/15/23	1,000	1,055,000

	Par (000)	Value†

Semiconductors — (continued)
Samsung Electronics America, Inc. 1.750%, 04/10/17 144A @	$495	$495,223

		2,565,223

Software — 1.2%
Activision Blizzard Inc. 2.300%, 09/15/21 144A @	1,000	975,848
CDK Global, Inc. 3.800%, 10/15/19	1,500	1,511,250

		2,487,098

Telecommunications — 1.9%
Crown Castle Towers LLC 6.113%, 01/15/40 144A @	1,867	2,022,822
Sprint Spectrum Co. LLC 3.360%, 03/20/23 144A @	2,000	2,003,740

		4,026,562

Transportation — 0.8%
Canadian National Railway Co. 5.850%, 11/15/17	1,700	1,765,850

Trucking and Leasing — 1.2%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	1,500	1,518,750
GATX Corp. 1.250%, 03/04/17	1,000	999,725

		2,518,475

TOTAL CORPORATE BONDS (Cost $91,227,212)		91,334,566

RESIDENTIAL MORTGAGE BACKED SECURITIES — 1.0%
Collateralized Mortgage Obligations — 1.0%
Fannie Mae REMICS 2017-14 A6 0.956%, 10/25/37•	2,047	2,044,570

Fannie Mae Pool — 0.0%
4.000%, 06/01/20	88	90,516

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,124,048)		2,135,086

U.S TREASURY OBLIGATION — 16.3%
U.S. Treasury Note
0.750%, 12/31/17	5,250	5,241,385
1.000%, 02/15/18	16,700	16,705,878
1.000%, 03/15/18	1,250	1,250,586
1.250%, 12/15/18	3,000	3,003,282
0.875%, 04/15/19	1,500	1,486,524
1.125%, 04/30/20	1,500	1,479,317
0.125%, 04/15/21	2,550	2,564,393
United States Treasury Inflation Indexed Bond. 0.125%, 04/15/20	2,581	2,607,387

TOTAL U.S TREASURY OBLIGATION (Cost $34,479,672)		34,338,752

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Limited Maturity Bond Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,130,298)	3,130,298	$3,130,298

TOTAL INVESTMENTS — 98.8% (Cost $208,175,728)		$207,981,537

Other Assets & Liabilities — 1.2%		2,494,279

TOTAL NET ASSETS — 100.0%		$210,475,816

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

CLO — Collateralized Loan Obligation

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2016††
United States	83%
Cayman Islands	8
Canada	2
Luxembourg	2
Netherlands	2
Ireland	1
United Kingdom	1
Other	1

Total	100%

††%	of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S TREASURY OBLIGATION	$34,338,752	$—	$34,338,752	$—
ASSET BACKED SECURITIES	50,434,069	—	50,434,069	—
COMMERCIAL MORTGAGE BACKED SECURITIES	26,608,766	—	26,608,766	—
CORPORATE BONDS	91,334,566	—	91,334,566	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	2,135,086	—	2,135,086	—
SHORT-TERM INVESTMENTS	3,130,298	3,130,298	—	—

TOTAL INVESTMENTS	$207,981,537	$3,130,298	$204,851,239	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 2.6%
Federal Home Loan Bank Bonds — 2.2%
Federal Home Loan Mortgage Corp. 3.062%, 12/01/24	$5,636	$5,752,682
Federal Home Loan Mortgage Corp. 3.010%, 07/01/25	5,405	5,469,516

		11,222,198

Government National Mortgage Association — 0.4%
Government National Mortgage Association 4.456%, 10/16/45•	2,000	2,143,634

TOTAL AGENCY OBLIGATIONS (Cost $13,937,472)		13,365,832

ASSET BACKED SECURITIES — 13.4%
Brentwood CLO Corp. 2006-1A 1.706%, 02/01/22 144A @,•	4,000	3,841,980
Chase Issuance Trust 2007-B1 0.954%, 04/15/19•	2,000	1,999,453
Chrysler Capital Auto Receivables Trust 2014-BA 2.700%, 05/15/20 144A @	3,000	3,033,554
Cole Park CLO Ltd. 2015-1A 3.130%, 10/20/28 144A @	2,993	2,930,240
Conseco Financial Corp. 1996-10 7.240%, 11/15/28 •	407	347,194
Cratos CLO Ltd. 2007-1A D 3.311%, 05/19/21 144A @,•	3,000	2,998,500
Cratos CLO Ltd. 2007-1A E 5.911%, 05/19/21 144A @,•	3,000	2,999,829
Emerson Place CLO Ltd. 2006-1A C 1.650%, 01/15/19 144A @,•	3,200	3,158,563
Ford Credit Auto Owner Trust 2012-D 1.010%, 05/15/18	1,604	1,603,874
Ford Credit Auto Owner Trust 2013-D 1.540%, 03/15/19	6,800	6,803,956
Gleneagles CLO Ltd. 2005-1A C 1.786%, 11/01/17 144A @,•	379	378,021
Honda Auto Receivables Owner Trust 2014-1 1.040%, 02/21/20	3,750	3,749,245
Jasper CLO Ltd. 2005-1A 1.786%, 08/01/17 144A @,•	1,026	1,025,988
Keycorp Student Loan Trust 2006-A 1.307%, 09/27/35•	3,300	3,267,358
Rockwall CDO II Ltd. 2007-1A144A @,•
1.136%, 08/01/24	2,265	2,258,826
1.586%, 08/01/24	4,000	3,895,772
SACO I, Inc. 2005-4 1.656%, 06/25/35 144A @,•	34	33,871
SLC Student Loan Trust 2005-1 1.102%, 02/15/45•	5,889	5,010,164
SLM Student Loan Trust 2005-10 1.152%, 10/26/26•	5,000	4,930,820
SLM Student Loan Trust 2012-6 1.756%, 04/27/43•	7,205	6,398,598
Voya CLO V Ltd. 2007-5A 3.736%, 05/01/22 144A @,•	2,500	2,509,020

	Par (000)	Value†

Westchester CLO Ltd. 2007-1A B 1.326%, 08/01/22 144A @,•	$4,500	$4,335,232

TOTAL ASSET BACKED SECURITIES (Cost $68,018,954)		67,510,058

COMMERCIAL MORTGAGE BACKED SECURITIES — 17.3%
CFCRE Commercial Mortgage Trust 2011-C1 4.961%, 04/01/44 144A @,•	1,000	1,078,271
Chase Mortgage Trust 2016-2 2016 3.750%, 12/01/45 144A @,•	3,629	3,598,474
FREMF Mortgage Trust Series 2010-K6 Class B 5.358%, 12/25/46 144A @,•	7,795	8,418,135
FREMF Mortgage Trust Series 2012-K18 Class B 4.255%, 01/25/45 144A @,•	6,000	6,312,635
FREMF Mortgage Trust Series 2012-K19 Class C 4.173%, 05/25/45 144A @,•	4,500	4,489,059
FREMF Mortgage Trust Series 2012-K20 Class C 3.869%, 05/01/45 144A @,•	6,000	5,935,717
FREMF Mortgage Trust Series 2012-K21 Class C 3.938%, 07/01/45 144A @,•	4,720	4,667,963
FREMF Mortgage Trust Series 2012-K23 Class C 3.782%, 10/01/45 144A @,•	5,000	4,858,550
FREMF Mortgage Trust Series 2012-K707 Class B 3.883%, 01/01/47 144A @,•	8,272	8,499,652
FREMF Mortgage Trust Series 2012-K710 Class C 3.821%, 06/01/47 144A @,•	5,175	5,177,539
FREMF Mortgage Trust Series 2012-K711 Class C 3.562%, 08/01/45 144A @,•	6,000	5,977,449
FREMF Mortgage Trust Series 2013-K27 Class C 3.616%, 01/01/46 144A @,•	5,000	4,774,362
FREMF Mortgage Trust Series 2013-K28 Class C 3.494%, 06/01/46 144A @,•	4,751	4,496,970
FREMF Mortgage Trust Series 2013-KF02 Class C 4.534%, 12/25/45 144A @,•	399	404,257
FREMF Mortgage Trust Series 2014-K41 Class B 3.831%, 11/01/47 144A @,•	5,000	4,960,897
FREMF Mortgage Trust Series 2014-K503 Class B 3.002%, 10/01/47 144A @,•	5,000	5,002,367
FREMF Mortgage Trust Series 2015-K44 Class B 3.685%, 01/01/48 144A @,•	5,000	4,818,180

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Quality Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
GS Mortgage Securities Trust 2013-NYC5 Class G 3.649%, 01/01/30 144A @,•	$2,000	$2,022,234
Hilton USA Trust 2014-ORL Class B 1.739%, 07/15/29 144A @,•	1,500	1,478,682
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 5.420%, 01/01/49	366	366,152

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $88,322,011)		87,337,545

CORPORATE BONDS — 39.7%
Aerospace & Defense — 0.6%
Lockheed Martin Corp. 3.100%, 01/15/23	3,000	3,032,799

Airlines — 3.7%
American Airlines 2013-2 Class C Pass Through Trust 6.000%, 01/15/17 144A @	4,122	4,126,667
Continental Airlines 2012-3 Class C Pass Through Trust 6.125%, 04/29/18	3,500	3,640,000
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 02/10/24	2,110	2,426,049
Delta Air Lines 2015-1 Class B Pass Through Trust 4.250%, 01/30/25	2,824	2,872,964
U.S. Airways 2010-1 Class B, Pass Through Trust 8.500%, 10/22/18	2,640	2,699,532
United Airlines 2016-1 Class AA Pass Through Trust 3.100%, 01/07/30	3,000	2,895,000

		18,660,212

Apparel — 0.6%
Under Armour, Inc. 3.250%, 06/15/26	3,000	2,833,278

Banks — 4.2%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,047,762
JPMorgan Chase & Co. 3.875%, 09/10/24	3,600	3,642,613
Morgan Stanley 5.950%, 12/28/17	2,050	2,133,701
State Street Corp. 4.956%, 03/15/18	7,915	8,177,153
USB Capital IX 3.500%, 10/29/49•	3,000	2,463,750
Wells Fargo & Co. 3.000%, 02/19/25	4,000	3,842,556

		21,307,535

	Par (000)	Value†

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	$3,000	$3,045,570

Biotechnology — 0.8%
Amgen, Inc. 2.700%, 05/01/22	3,000	2,970,543
Biogen, Inc. 6.875%, 03/01/18	1,000	1,057,529

		4,028,072

Chemicals — 0.6%
CF Industries, Inc. 6.875%, 05/01/18	3,000	3,157,920

Commercial Services — 0.6%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	1,925,000
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	999,112

		2,924,112

Computers — 0.6%
Diamond 1 Finance Corp. 5.450%, 06/15/23 144A @	3,000	3,182,217

Diversified Financial Services — 2.9%
Air Lease Corp. 3.750%, 02/01/22	2,000	2,060,094
American Express Co.
6.150%, 08/28/17	2,000	2,059,670
4.900%, 12/29/49•	3,500	3,320,625
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	4,000	4,191,628
General Electric Capital Corp. 7.500%, 08/21/35	2,263	3,032,223

		14,664,240

Electric — 0.2%
Enel Finance International NV 6.250%, 09/15/17 144A @	1,000	1,030,515

Engineering & Construction — 0.6%
SBA Tower Trust 3.156%, 10/15/45 144A @	3,000	3,016,800

Food — 2.5%
Kellogg Co.
2.650%, 12/01/23	3,000	2,902,179
4.500%, 04/01/46	3,000	2,931,672
Kraft Heinz Foods Co. 3.000%, 06/01/26	2,000	1,877,674
Land O’ Lakes, Inc. 6.000%, 11/15/22 144A @	3,500	3,815,000
WM Wrigley Jr. Co. 2.400%, 10/21/18 144A @	1,000	1,008,947

		12,535,472

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Forest Products & Paper — 0.5%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	$2,500	$2,529,773

Healthcare Products — 1.8%
Abbott Laboratories 3.750%, 11/30/26	3,000	2,979,273
Becton Dickinson and Co. 3.300%, 03/01/23	1,103	1,107,817
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,035,620
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,000	1,015,020
Stryker Corp. 3.375%, 11/01/25	2,000	1,987,298
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	1,000	1,057,637

		9,182,665

Housewares — 0.4%
Newell Rubbermaid, Inc. 4.200%, 04/01/26	2,000	2,087,560

Insurance — 1.2%
New York Life Insurance Co. 5.875%, 05/15/33 144A @	4,925	5,857,071

Investment Companies — 0.2%
Ares Capital Corp. 4.875%, 11/30/18	1,000	1,036,497

Lodging — 0.7%
Marriott International, Inc. 4.500%, 10/01/34	3,500	3,427,575

Media — 1.3%
Belo Corp. 7.750%, 06/01/27	2,000	2,140,000
Charter Communications Operating LLC 4.464%, 07/23/22	3,000	3,135,093
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,291,416

		6,566,509

Mining — 0.2%
Goldcorp, Inc. 3.625%, 06/09/21	1,000	1,015,906

Oil & Gas — 2.7%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,062,947
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,450,470
HollyFrontier Corp. 5.875%, 04/01/26	3,000	3,065,736
Murphy Oil Corp. 3.500%, 12/01/17	3,000	3,015,000
Tesoro Corp. 5.125%, 12/15/26 144A @	4,000	4,045,600

		13,639,753

	Par (000)	Value†

Pharmaceuticals — 2.9%
Abbvie, Inc. 2.300%, 05/14/21	$3,000	$2,939,358
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,170,296
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,044,780
Mylan NV 3.000%, 12/15/18 144A @	2,000	2,014,464
Perrigo Co. PLC 4.000%, 11/15/23	3,134	3,106,787
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,180,444

		14,456,129

Pipelines — 1.1%
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	2,000	2,100,000
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875%, 03/01/22	2,000	2,200,116
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	1,500	1,528,002

		5,828,118

Real Estate Investment Trusts — 1.1%
American Tower Corp. 4.700%, 03/15/22	2,500	2,669,670
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,789,271

		5,458,941

Retail — 1.9%
McDonald’s Corp. 5.700%, 02/01/39	2,110	2,432,024
Rite Aid Corp. 6.125%, 04/01/23 144A @	4,000	4,300,000
Walgreens Boots Alliance, Inc. 1.750%, 05/30/18	3,000	3,002,997

		9,735,021

Semiconductors — 0.6%
NXP BV/NXP Funding LLC 5.750%, 03/15/23 144A @	2,824	2,979,320

Software — 1.3%
Activision Blizzard, Inc. 6.125%, 09/15/23 144A @	2,000	2,188,222
CDK Global, Inc. 3.800%, 10/15/19	3,500	3,526,250
Qunitiles IMS, Inc. 5.000%, 10/15/26 144A @	1,000	1,002,500

		6,716,972

Telecommunications — 2.0%
Alcatel-Lucent USA, Inc. 6.500%, 01/15/28	3,000	3,097,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Crown Castle Towers LLC 3.663%, 05/15/45 144A @	$4,000	$4,010,840
Sprint Spectrum Co. LLC 3.360%, 03/20/23 144A @	3,000	3,005,610

		10,113,950

Transportation — 0.8%
BNSF Railway Co. 2015-1 Pass Through Trust 3.442%, 06/16/28 144A @	2,831	2,822,408
Federal Express Corp 1999 Pass Through Trust 7.650%, 07/15/24	1,028	1,177,624

		4,000,032

Trucking and Leasing — 0.5%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	2,500	2,531,250

TOTAL CORPORATE BONDS (Cost $200,375,843)		200,581,784

MUNICIPAL BONDS — 1.8%
State of Georgia 5.000%, 12/01/27	3,500	4,297,965
State of North Carolina 5.000%, 06/01/26	4,100	4,966,002

TOTAL MUNICIPAL BONDS (Cost $9,248,126)		9,263,967

RESIDENTIAL MORTGAGE BACKED SECURITIES — 10.7%
Fannie Mae Pool — 10.2%
4.000%, 08/01/41	5,385	5,682,984
2.500%, 01/01/43	2,857	2,733,115
2.500%, 02/01/43	8,285	7,925,199
3.000%, 03/01/43	7,819	7,817,197
2.500%, 05/01/43	11,258	10,749,355
3.500%, 09/01/43	1,481	1,526,758
3.000%, 01/01/47	15,000	14,901,207

		51,335,815

Freddie Mac Gold Pool — 0.4%
3.500%, 01/01/41	1,959	2,017,882

Ginnie Mae Pool — 0.1%
6.000%, 10/15/38	323	366,154
6.000%, 10/15/38	202	229,808

		595,962

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $54,131,787)		53,949,659

U.S TREASURY OBLIGATION — 15.9%
U.S. Treasury Bond
2.250%, 11/15/24	3,000	2,981,601
2.125%, 05/15/25	2,500	2,450,780
1.625%, 05/15/26	2,700	2,517,750
4.375%, 02/15/38	7,000	8,698,592
3.000%, 05/15/42	3,000	2,974,923

	Par (000)	Value†

3.125%, 02/15/43	$4,000	$4,052,968
2.875%, 05/15/43	3,000	2,897,694
3.625%, 08/15/43	4,200	4,657,569
3.750%, 11/15/43	3,500	3,968,261
2.500%, 05/15/46	3,000	2,666,016
U.S. Treasury Inflation Indexed Bonds
0.625%, 01/15/24	4,662	4,743,870
0.250%, 01/15/25	9,696	9,535,369
0.375%, 07/15/25	7,135	7,096,621
1.000%, 02/15/46	3,061	3,073,504
U.S. Treasury Note
0.625%, 08/31/17	500	499,610
2.000%, 07/31/22	1,000	996,328
1.500%, 02/28/23	2,500	2,404,492
1.750%, 05/15/23	5,000	4,869,920
2.500%, 08/15/23	4,000	4,070,936
2.000%, 02/15/25	5,000	4,866,405

Total U.S TREASURY OBLIGATION (Cost $81,885,438)		80,023,209

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $343,611)	343,611	343,611

TOTAL INVESTMENTS — 101.5% (Cost $516,263,242)		$512,375,665

Other Assets & Liabilities — (1.5)%		(7,526,756)

TOTAL NET ASSETS — 100.0%		$504,848,909

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

CLO — Collateralized Loan Obligation

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2016††
United States	90%
Cayman Islands	6
Ireland	2
Netherlands	1
United Kingdom	1

Total	100%

††% of total investments as of December 31, 2016

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Quality Bond Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S TREASURY OBLIGATION	$80,023,209	$—	$80,023,209	$—
AGENCY OBLIGATIONS	13,365,832	—	13,365,832	—
ASSET BACKED SECURITIES	67,510,058	—	67,510,058	—
COMMERCIAL MORTGAGE BACKED SECURITIES	87,337,545	—	87,337,545	—
TOTAL CORPORATE BONDS	200,581,784	—	200,581,784	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	53,949,659	—	53,949,659	—
MUNICIPAL BONDS	9,263,967	—	9,263,967	—
SHORT-TERM INVESTMENTS	343,611	343,611	—	—

TOTAL INVESTMENTS	$512,375,665	$343,611	$512,032,054	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.1%
VB-S1 Issuer LLC, 2016-IA F 144A @ 6.901%, 06/15/46 (Cost $95,000)	$95	$98,159

	Number of Shares	Value†
COMMON STOCKS — 1.5%
Electric — 0.1%
NRG Energy, Inc.	18,174	222,813

Entertainment — 0.0%
New Cotai Participation Class B* 144A @,^,~	1	26,352

Media — 0.3%
Altice N.V. Class A*	4,116	81,455
Altice N.V. Class B*	1,372	27,300
Liberty Broadband Corp., Class C*	3,500	259,245
Liberty Global PLC*	2,300	68,310
Liberty Global PLC LiLAC, Class C*	286	6,055

		442,365

Oil & Gas — 0.6%
Pacific Exploration & Production Corp.*~	9,079	397,132
Pacific Exploration & Production, Corp., REG D*~	4,300	187,761
Rowan Cos PLC, Class A*	14,775	279,100
YPF S.A. ADR	12,250	202,125

		1,066,118

Real Estate — 0.1%
The Howard Hughes Corp.*	1,675	191,118

Telecommunications — 0.4%
First Data Corp., Class A*	10,500	148,995
T-Mobile US, Inc.*	9,400	540,594

		689,589

TOTAL COMMON STOCKS (Cost $2,158,395)		2,638,355

PREFERRED STOCKS — 0.5%
Diversified — 0.1%
American Tower Corp.*	1,207	126,421
American Tower Corp.	1,325	138,463

		264,884

Electric — 0.2%
NextEra Energy, Inc.	7,200	352,656

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*^,~	725	0

Pharmaceuticals — 0.1%
Allergan PLC*	337	256,949

Telecommunications — 0.1%
T-Mobile US, Inc.*	1,463	138,166

TOTAL PREFERRED STOCKS (Cost $1,029,981)		1,012,655

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.2%
Telecommunications — 0.1%
Crown Castle International Corp.	1,841	$159,778

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $157,970)		159,778

	Par (000)	Value†
CORPORATE BONDS — 82.3%
Advertising — 0.6%
Lamar Media Corp. 5.875%, 02/01/22	$125	128,750
MDC Partners, Inc. 6.500%, 05/01/24 144A @	491	441,900
Outfront Media Capital LLC 5.625%, 02/15/24	400	417,000

		987,650

Aerospace & Defense — 0.9%
Accudyne Industries LLC 7.750%, 12/15/20 144A @	350	291,375
StandardAero Aviation Holdings, Inc. 10.000%, 07/15/23 144A @	500	526,250
TransDigm, Inc.
6.500%, 07/15/24	200	209,250
6.500%, 05/15/25	175	183,312
6.375%, 06/15/26 144A @	250	256,750

		1,466,937

Airlines — 1.0%
Air Canada 7.750%, 04/15/21 144A @	350	391,125
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	62	64,442
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @	200	206,000
American Airlines Group, Inc. 5.500%, 10/01/19 144A @	650	671,125
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 03/03/24	63	64,720
United Continental Holdings, Inc. 6.375%, 06/01/18	325	339,625

		1,737,037

Auto Parts & Equipment — 0.8%
Allison Transmission, Inc. 5.000%, 10/01/24 144A @	175	176,750
MPG Holdco I, Inc. 7.375%, 10/15/22	475	496,375
Nexteer Automotive Group Ltd. 5.875%, 11/15/21 144A @	200	207,500
TI Group Automotive Systems LLC 8.750%, 07/15/23 144A @	375	391,875

		1,272,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Banks — 1.9%
Ally Financial, Inc.
5.125%, 09/30/24	$75	$76,312
5.750%, 11/20/25	350	349,125
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 12/29/49 144A @,•	400	403,815
Banco Santander S.A. 6.375%, 05/29/49 144A @,•	600	557,376
Citigroup, Inc. 5.950%, 12/29/49•	360	365,382
Credit Agricole S.A. 6.625%, 09/29/49 144A @,•	400	389,824
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/21 144A @	400	429,000
HSBC Holdings PLC 6.875%, 12/29/49•	220	232,100
Standard Chartered PLC 7.500%, 12/29/49 144A @,•	450	448,875

		3,251,809

Building Materials — 1.4%
Cemex S.A.B. de C.V. 7.750%, 04/16/26 144A @	400	443,000
LSF9 Balta Issuer S.A. 7.750%, 09/15/22 144A @	325	376,324
Masonite International Corp. 5.625%, 03/15/23 144A @	175	180,688
NCI Building Systems, Inc. 8.250%, 01/15/23 144A @	225	243,000
Norbord, Inc. 6.250%, 04/15/23 144A @	225	232,875
Pfleiderer GmbH 7.875%, 08/01/19 144A @	400	438,872
Reliance Intermediate Holdings LP 6.500%, 04/01/23 144A @	450	473,625

		2,388,384

Chemicals — 1.8%
CF Industries, Inc.
7.125%, 05/01/20	150	163,500
5.375%, 03/15/44	75	61,898
CVR Partners LP 9.250%, 06/15/23 144A @	250	257,500
Hexion, Inc.
6.625%, 04/15/20	825	730,125
10.000%, 04/15/20	150	149,250
Huntsman International LLC 4.875%, 11/15/20	50	51,813
INEOS Group Holdings S.A. 5.625%, 08/01/24 144A @	375	372,187
Kissner Holdings LP 8.375%, 12/01/22 144A @	300	303,000
Platform Specialty Products Corp. 144A @
10.375%, 05/01/21	300	332,250
6.500%, 02/01/22	225	226,688
PQ Corp. 6.750%, 11/15/22 144A @	175	187,250

	Par (000)	Value†

Chemicals — (continued)
Univar USA, Inc. 6.750%, 07/15/23 144A @	$250	$258,125

		3,093,586

Coal — 0.2%
CONSOL Energy, Inc.
5.875%, 04/15/22	250	245,000
8.000%, 04/01/23	125	128,281

		373,281

Commercial Services — 2.0%
Alliance Data Systems Corp. 144A @
5.875%, 11/01/21	300	304,500
5.375%, 08/01/22	300	289,500
Avis Budget Car Rental LLC 5.250%, 03/15/25 144A @	475	442,937
Black Knight InfoServ LLC 5.750%, 04/15/23	128	134,080
CEB, Inc. 5.625%, 06/15/23 144A @	475	461,937
H&E Equipment Services, Inc. 7.000%, 09/01/22	250	263,125
Harland Clarke Holdings Corp.144A @
9.750%, 08/01/18	175	178,938
6.875%, 03/01/20	125	120,625
Iron Mountain Europe PLC 6.125%, 09/15/22 144A @	225	292,543
Prime Security Services Borrower LLC 9.250%, 05/15/23 144A @	175	190,531
The ADT Corp.
6.250%, 10/15/21	175	189,875
4.875%, 07/15/32 144A @	250	205,000
United Rentals North America, Inc. 5.500%, 05/15/27	225	223,313

		3,296,904

Computers — 1.4%
Diamond 1 Finance Corp. 144A @
5.875%, 06/15/21	175	186,187
7.125%, 06/15/24	300	333,053
Western Digital Corp.144A @
7.375%, 04/01/23	575	632,500
10.500%, 04/01/24	1,025	1,212,063

		2,363,803

Cosmetics & Personal Care — 0.2%
Avon International Operations, Inc. 7.875%, 08/15/22 144A @	275	290,813

Distribution & Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc. 5.750%, 12/15/23 144A @	150	154,500
Entertainment One Ltd. 6.875%, 12/15/22 144A @	100	133,778

		288,278

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — 2.3%
Consolidated Energy Finance S.A. 6.750%, 10/15/19 144A @	$750	$750,000
Garfunkelux Holdco 3 S.A. 8.500%, 11/01/22 144A @	350	448,596
Ladder Capital Finance Holdings LLLP. 5.875%, 08/01/21 144A @	175	166,250
Navient Corp.
8.000%, 03/25/20	250	277,350
5.000%, 10/26/20	375	382,500
NFP Corp. 9.000%, 07/15/21 144A @	75	79,125
Nord Anglia Education Finance LLC 5.750%, 07/15/22 144A @	175	181,307
Ocwen Loan Servicing LLC 8.375%, 11/15/22 144A @	141	143,186
OneMain Financial Holdings, LLC. 7.250%, 12/15/21 144A @	415	432,637
Quicken Loans, Inc. 5.750%, 05/01/25 144A @	350	340,375
Springleaf Finance Corp. 8.250%, 12/15/20	375	407,813
Transworld Systems, Inc. 9.500%, 08/15/21 144A @	375	230,625

		3,839,764

Electric — 1.9%
AES Corp.
5.500%, 03/15/24	500	508,750
6.000%, 05/15/26	225	228,375
Calpine Corp.
5.375%, 01/15/23	300	293,250
5.500%, 02/01/24	50	48,250
DPL, Inc. 7.250%, 10/15/21	450	459,000
Infinis PLC 7.000%, 02/15/19 144A @	300	377,283
NRG Energy, Inc.
6.625%, 03/15/23	375	375,938
7.250%, 05/15/26 144A @	775	771,125
6.625%, 01/15/27 144A @	150	141,750

		3,203,721

Electrical Components & Equipment — 0.2%
Energizer Holdings, Inc. 5.500%, 06/15/25 144A @	375	375,938

Energy-Alternate Sources — 0.2%
Terraform Power Operating LLC STEP 144A @
6.375%, 02/01/23	50	50,625
6.625%, 06/15/25	225	232,875

		283,500

Entertainment — 3.3%
AMC Entertainment Holdings, Inc. 144A @
6.375%, 11/15/24	100	130,327
5.875%, 11/15/26	175	178,938

	Par (000)	Value†

Entertainment — (continued)
Codere Finance 2 Luxembourg S.A.144A @
6.750%, 11/01/21	$150	$160,241
7.625%, 11/01/21	200	195,100
Eldorado Resorts, Inc. 7.000%, 08/01/23	525	556,500
EMI Music Publishing Group North America Holdings, Inc. 7.625%, 06/15/24 144A @	125	135,000
Great Canadian Gaming Corp. 6.625%, 07/25/22 144A @	450	352,754
International Game Technology PLC 144A @
6.250%, 02/15/22	600	643,500
6.500%, 02/15/25	975	1,045,687
Intralot Capital Luxembourg S.A. 6.750%, 09/15/21 144A @	175	186,248
Scientific Games International, Inc.
7.000%, 01/01/22 144A @	300	321,750
10.000%, 12/01/22	1,250	1,243,750
Shingle Springs Tribal Gaming Authority 9.750%, 09/01/21 144A @	440	478,500

		5,628,295

Environmental Control — 0.2%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 144A @	175	174,125
Tervita Escrow Corp. 7.625%, 12/01/21 144A @	100	102,000

		276,125

Food — 1.3%
Albertsons Cos. LLC 144A @
6.625%, 06/15/24	400	417,000
5.750%, 03/15/25	275	272,250
Dean Foods Co. 6.500%, 03/15/23 144A @	450	473,625
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 144A @	225	225,563
Minerva Luxembourg S.A.144A @
12.250%, 02/10/22	200	215,000
7.750%, 01/31/23	475	500,531

		2,103,969

Forest Products & Paper — 0.4%
Cascades, Inc. 5.500%, 07/15/22 144A @	150	152,250
Mercer International, Inc.
7.000%, 12/01/19	375	387,187
7.750%, 12/01/22	200	210,000

		749,437

Gas — 0.4%
NGL Energy Partners LP
5.125%, 07/15/19	175	173,687
7.500%, 11/01/23 144A @	400	413,000

		586,687

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Hand & Machine Tools — 0.4%
Apex Tool Group LLC 7.000%, 02/01/21 144A @	$450	$402,750
Milacron LLC 7.750%, 02/15/21 144A @	325	333,937

		736,687

Healthcare Products — 0.6%
Hill-Rom Holdings, Inc. 5.750%, 09/01/23 144A @	150	154,875
Kinetic Concepts, Inc.
12.500%, 11/01/19	125	130,313
9.625%, 10/01/21 144A @	475	502,312
Ortho-Clinical Diagnostics, Inc. 6.625%, 05/15/22 144A @	250	221,875

		1,009,375

Healthcare Services — 2.4%
Centene Corp. 6.125%, 02/15/24	100	105,375
Community Health Systems, Inc. 6.875%, 02/01/22	150	104,250
DaVita, Inc.
5.125%, 07/15/24	450	448,875
5.000%, 05/01/25	450	442,687
HCA, Inc. 5.000%, 03/15/24	220	226,325
IASIS Healthcare LLC 8.375%, 05/15/19	450	391,500
Molina Healthcare, Inc. 5.375%, 11/15/22	275	279,125
MPH Acquisition Holdings LLC 7.125%, 06/01/24 144A @	125	131,575
Surgery Center Holdings, Inc. 8.875%, 04/15/21 144A @	250	266,250
Synlab Bondco PLC 6.250%, 07/01/22 144A @	375	430,272
Synlab Unsecured Bondco PLC 8.250%, 07/01/23 144A @	150	171,714
Tenet Healthcare Corp.
4.463%, 06/15/20•	25	25,188
7.500%, 01/01/22 144A @	125	130,313
8.125%, 04/01/22	525	495,337
6.750%, 06/15/23	475	419,188

		4,067,974

Holding Companies — 0.2%
James Hardie International Finance Ltd. 5.875%, 02/15/23 144A @	275	284,625

Home Builders — 0.7%
Shea Homes LP 5.875%, 04/01/23 144A @	200	195,000
Taylor Morrison Communities, Inc. 5.875%, 04/15/23 144A @	250	253,750
William Lyon Homes, Inc.
8.500%, 11/15/20	400	418,000
7.000%, 08/15/22	375	388,125

		1,254,875

	Par (000)	Value†

Home Furnishings — 0.3%
Tempur Sealy International, Inc.
5.625%, 10/15/23	$250	$258,125
5.500%, 06/15/26	200	201,000

		459,125

Household Products & Wares — 0.4%
Central Garden & Pet Co. 6.125%, 11/15/23	175	184,625
Reynolds Group Issuer, Inc.
5.750%, 10/15/20	225	232,031
7.000%, 07/15/24 144A @	275	292,360

		709,016

Housewares — 0.5%
Bormioli Rocco Holdings S.A. 10.000%, 08/01/18 144A @	300	324,481
RSI Home Products, Inc. 6.500%, 03/15/23 144A @	450	470,250

		794,731

Insurance — 1.8%
Alliant Holdings Intermediate LLC 8.250%, 08/01/23 144A @	675	696,937
CNO Financial Group, Inc.
4.500%, 05/30/20	25	25,625
5.250%, 05/30/25	350	349,563
Hub Holdings LLC PIK (Cash coupon 8.125%, PIK 8.875%) 8.125%, 07/15/19 144A @	425	423,938
HUB International Ltd.144A @
9.250%, 02/15/21	125	129,375
7.875%, 10/01/21	625	660,256
USI, Inc. 7.750%, 01/15/21 144A @	650	663,000

		2,948,694

Internet — 0.9%
Equinix, Inc.
5.375%, 01/01/22	275	288,750
5.750%, 01/01/25	150	156,750
Match Group, Inc.
6.750%, 12/15/22	350	369,250
6.375%, 06/01/24	200	211,000
Zayo Group LLC 6.375%, 05/15/25	525	548,625

		1,574,375

Iron & Steel — 1.3%
AK Steel Corp.
7.625%, 05/15/20	125	127,500
7.625%, 10/01/21	50	53,688
Bluescope Steel Finance Ltd. 6.500%, 05/15/21 144A @	475	503,310
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 144A @	600	660,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Iron & Steel — (continued)
United States Steel Corp.
7.375%, 04/01/20	$50	$53,625
6.875%, 04/01/21	75	75,750
Vale Overseas Ltd.
5.875%, 06/10/21	341	357,197
6.250%, 08/10/26	350	364,000

		2,195,070

Leisure Time — 1.2%
24 Hour Holdings III LLC 8.000%, 06/01/22 144A @	325	276,250
Carlson Travel, Inc. 6.750%, 12/15/23 144A @	200	208,000
Cirsa Funding Luxembourg S.A. 5.875%, 05/15/23 144A @	300	334,744
ClubCorp Club Operations, Inc. 8.250%, 12/15/23 144A @	350	371,000
LTF Merger Sub, Inc. 8.500%, 06/15/23 144A @	400	414,000
Sabre GLBL, Inc. 5.375%, 04/15/23 144A @	125	127,500
Vista Outdoor, Inc. 5.875%, 10/01/23	225	235,548

		1,967,042

Lodging — 0.7%
Boyd Gaming Corp. 6.375%, 04/01/26 144A @	325	350,025
Playa Resorts Holding BV 8.000%, 08/15/20 144A @	450	469,125
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	300	297,000

		1,116,150

Machinery — Construction & Mining — 0.4%
BlueLine Rental Finance Corp. 7.000%, 02/01/19 144A @	350	341,250
Terex Corp. 6.000%, 05/15/21	375	383,437

		724,687

Machinery — Diversified — 0.5%
Gardner Denver, Inc. 6.875%, 08/15/21 144A @	375	373,125
Manitowoc Foodservice, Inc. 9.500%, 02/15/24	100	115,250
Zebra Technologies Corp. 7.250%, 10/15/22	382	415,425

		903,800

Media — 6.6%
AMC Networks, Inc. 4.750%, 12/15/22	175	176,094
Cable One, Inc. 5.750%, 06/15/22 144A @	175	180,250

	Par (000)	Value†

Media — (continued)
CCO Holdings LLC
5.750%, 09/01/23	$275	$287,375
5.750%, 01/15/24	450	470,250
5.500%, 05/01/26 144A @	325	331,500
Cequel Communications Holdings I LLC 144A @
5.125%, 12/15/21	325	330,687
7.750%, 07/15/25	600	660,000
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22	350	357,875
CSC Holdings LLC144A @
10.125%, 01/15/23	725	837,375
6.625%, 10/15/25	600	655,500
10.875%, 10/15/25	325	386,750
DISH DBS Corp.
5.875%, 07/15/22	250	263,125
7.750%, 07/01/26	425	479,187
iHeartCommunications, Inc. 9.000%, 12/15/19	225	183,938
LGE HoldCo VI BV 7.125%, 05/15/24 144A @	325	388,298
Mcgraw-Hill Global Education Holdings LLC 7.875%, 05/15/24 144A @	325	327,438
Nexstar Escrow Corp. 5.625%, 08/01/24 144A @	375	372,187
Sinclair Television Group, Inc. 5.875%, 03/15/26 144A @	150	150,375
Sirius XM Radio, Inc. 6.000%, 07/15/24 144A @	427	446,215
Townsquare Media, Inc. 6.500%, 04/01/23 144A @	386	368,630
Tribune Media Co. 5.875%, 07/15/22	225	228,656
Unitymedia GmbH 6.125%, 01/15/25 144A @	800	822,000
Unitymedia Hessen GmbH & Co. KG 5.000%, 01/15/25 144A @	400	398,000
Univision Communications, Inc. 144A @
6.750%, 09/15/22	167	175,350
5.125%, 02/15/25	300	286,875
VTR Finance BV 6.875%, 01/15/24 144A @	750	774,375
WideOpenWest Finance LLC 10.250%, 07/15/19	425	448,375
Ziggo Bond Finance BV 6.000%, 01/15/27 144A @	375	363,750

		11,150,430

Metal Fabricate/Hardware — 1.0%
Grinding Media Inc 7.375%, 12/15/23 144A @	325	341,445
Wise Metals Group LLC, 8.750%, 12/15/18 144A @	775	806,000
Zekelman Industries, Inc. 9.875%, 06/15/23 144A @	525	588,000

		1,735,445

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Mining — 3.7%
Alcoa Nederland Holdings BV 144A @
6.750%, 09/30/24	$200	$217,000
7.000%, 09/30/26	200	219,000
Aleris International, Inc.
7.875%, 11/01/20	150	150,375
9.500%, 04/01/21 144A @	150	160,875
Constellium NV 144A @
7.875%, 04/01/21	500	537,500
8.000%, 01/15/23	250	260,000
FMG Resources August 2006 Pty Ltd. 9.750%, 03/01/22 144A @	675	783,047
Freeport-McMoRan, Inc.
2.375%, 03/15/18	300	297,750
4.000%, 11/14/21	175	170,625
5.400%, 11/14/34	250	210,000
Hudbay Minerals, Inc. 144A @
7.250%, 01/15/23	150	155,250
7.625%, 01/15/25	250	259,845
Lundin Mining Corp. 144A @
7.500%, 11/01/20	500	531,875
7.875%, 11/01/22	175	190,313
New Gold, Inc. 6.250%, 11/15/22 144A @	575	589,375
Novelis Corp.144A @
6.250%, 08/15/24	350	371,000
5.875%, 09/30/26	200	202,000
Nyrstar Netherlands Holdings BV 144A @
8.500%, 09/15/19	100	113,916
8.500%, 09/15/19	500	569,580
Teck Resources Ltd. 8.000%, 06/01/21 144A @	175	192,500

		6,181,826

Miscellaneous Manufacturing — 0.3%
Bombardier, Inc. 8.750%, 12/01/21 144A @	550	583,688

Oil & Gas — 10.1%
Alberta Energy Co., Ltd.
8.125%, 09/15/30	80	96,435
7.375%, 11/01/31	630	726,033
Calumet Specialty Products Partners LP 11.500%, 01/15/21 144A @	150	171,375
Chesapeake Energy Corp.
6.125%, 02/15/21	175	170,625
8.000%, 12/15/22 144A @	406	437,973
8.000%, 01/15/25 144A @	200	204,000
Comstock Resources, Inc.
7.750%, 04/01/19^	200	174,000
10.000%, 03/15/20	225	230,625
Continental Resources, Inc.
5.000%, 09/15/22	175	176,643
4.900%, 06/01/44	560	478,800
CrownRock LP 144A @
7.125%, 04/15/21	250	260,000
7.750%, 02/15/23	725	783,000

	Par (000)	Value†

Oil & Gas — (continued)
Encana Corp. 7.200%, 11/01/31	$390	$437,720
Ensco PLC
4.700%, 03/15/21	350	336,672
5.200%, 03/15/25	350	302,285
5.750%, 10/01/44	100	72,500
EP Energy LLC
9.375%, 05/01/20	325	299,608
8.000%, 11/29/24 144A @	100	107,470
Gulfport Energy Corp.
6.625%, 05/01/23	385	402,325
6.000%, 10/15/24 144A @	200	203,500
6.375%, 05/15/25 144A @	175	177,223
Hess Corp.
7.875%, 10/01/29	785	946,497
7.300%, 08/15/31	180	209,649
7.125%, 03/15/33	40	45,639
Kosmos Energy Ltd.144A @
7.875%, 08/01/21	600	597,000
7.875%, 08/01/21	200	199,000
Matador Resources Co.
6.875%, 04/15/23 144A @	125	131,250
6.875%, 04/15/23	641	673,050
Noble Holding International Ltd.
4.900%, 08/01/20	41	41,615
7.750%, 01/15/24	275	258,665
7.200%, 04/01/25	125	117,188
8.200%, 04/01/45	150	124,875
Pacific Exploration and Production Corp.^
10.000%, 11/02/21	172	194,360
10.000%, 11/02/21 144A @	475	536,750
Petrobras Global Finance BV
8.750%, 05/23/26	375	404,531
6.875%, 01/20/40	200	171,640
6.750%, 01/27/41	300	252,000
Petroleos Mexicanos 5.375%, 03/13/22 144A @	130	133,117
Pride International, Inc.
8.500%, 06/15/19	295	328,925
6.875%, 08/15/20	10	10,675
QEP Resources, Inc. 6.875%, 03/01/21	425	451,562
Range Resources Corp. 4.875%, 05/15/25	200	193,750
Rowan Cos, Inc.
4.875%, 06/01/22	200	189,000
4.750%, 01/15/24	200	180,500
7.375%, 06/15/25	175	178,500
Seven Generations Energy Ltd. 144A @
6.750%, 05/01/23	500	532,500
6.875%, 06/30/23	150	159,000
SM Energy Co. 6.500%, 01/01/23	450	457,312

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Southwestern Energy Co.
7.500%, 02/01/18	$19	$19,760
5.800%, 01/23/20	600	618,000
6.700%, 01/23/25	100	102,250
Sunoco LP
6.250%, 04/15/21	350	356,563
6.375%, 04/01/23	175	177,188
Transocean, Inc.
6.000%, 03/15/18	250	253,125
6.500%, 11/15/20	75	74,250
9.000%, 07/15/23 144A @	550	563,750
6.800%, 03/15/38	125	96,875
WPX Energy, Inc. 7.500%, 08/01/20	200	215,000
YPF S.A. 8.500%, 03/23/21 144A @	475	509,485

		16,953,608

Oil & Gas Services — 1.3%
Archrock Partners LP
6.000%, 04/01/21	275	266,750
6.000%, 10/01/22	300	291,000
Globe Luxembourg S.C.A. 9.625%, 05/01/18 144A @	400	395,000
SESI LLC
6.375%, 05/01/19	125	125,000
7.125%, 12/15/21	1,150	1,170,125

		2,247,875

Packaging and Containers — 1.8%
AEP Industries, Inc. 8.250%, 04/15/19	126	128,520
ARD Finance S.A. PIK (Cash coupon 6.625%, PIK 7.375%) 6.625%, 09/15/23 144A @	600	630,171
ARD Finance S.A. PIK 7.125%, 09/15/23 144A @	825	814,687
Ardagh Packaging Finance PLC 7.250%, 05/15/24 144A @	525	553,219
Consolidated Container Co. LLC 10.125%, 07/15/20 144A @	375	383,438
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	100	112,000
Pactiv LLC 7.950%, 12/15/25	175	185,500
SIG Combibloc Holdings S.C.A. 7.750%, 02/15/23 144A @	225	254,421

		3,061,956

Pharmaceuticals — 1.6%
Capsugel S.A. PIK (Cash coupon 7.000%, PIK 7.75%) 7.000%, 05/15/19 144A @	310	312,713
DPx Holdings BV 7.500%, 02/01/22 144A @	325	343,687
Endo Finance LLC 6.500%, 02/01/25 144A @	325	272,188

	Par (000)	Value†

Pharmaceuticals — (continued)
Valeant Pharmaceuticals International, Inc. 144A @
7.000%, 10/01/20	$125	$107,734
6.375%, 10/15/20	1,300	1,116,778
7.500%, 07/15/21	475	402,562
6.750%, 08/15/21	250	207,500

		2,763,162

Pipelines — 3.3%
Antero Midstream Partners LP 5.375%, 09/15/24 144A @	200	202,000
Boardwalk Pipelines LP
4.950%, 12/15/24	175	179,685
5.950%, 06/01/26	130	141,211
Cheniere Corpus Christi Holdings LLC 144A @
7.000%, 06/30/24	500	541,250
5.875%, 03/31/25	225	229,570
Crestwood Midstream Partners LP 6.250%, 04/01/23	500	510,000
DCP Midstream LLC
9.750%, 03/15/19 144A @	125	140,000
8.125%, 08/16/30	75	83,250
6.450%, 11/03/36 144A @	150	150,000
DCP Midstream Operating LP 5.600%, 04/01/44	50	45,625
Energy Transfer Equity LP 5.875%, 01/15/24	25	25,813
Gibson Energy, Inc. 6.750%, 07/15/21 144A @	325	337,187
NuStar Logistics LP 4.800%, 09/01/20	50	50,125
ONEOK, Inc. 7.500%, 09/01/23	350	402,500
Rockies Express Pipeline LLC 6.000%, 01/15/19 144A @	100	105,000
Sabine Pass Liquefaction LLC
6.250%, 03/15/22	500	547,500
5.750%, 05/15/24	200	214,500
Tallgrass Energy Partners LP 5.500%, 09/15/24 144A @	225	223,312
Targa Resources Partners LP
5.250%, 05/01/23	50	50,500
4.250%, 11/15/23	50	47,812
6.750%, 03/15/24	400	429,000
5.125%, 02/01/25 144A @	625	620,312
Tesoro Logistics LP
6.125%, 10/15/21	100	105,000
5.250%, 01/15/25	175	178,719

		5,559,871

Real Estate — 0.9%
Greystar Real Estate Partners LLC 8.250%, 12/01/22 144A @	300	324,750
Iron Mountain Canada Operations 5.375%, 09/15/23 144A @	275	205,843

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Real Estate — (continued)
MGM Growth Properties Operating Partnership LP 5.625%, 05/01/24 144A @	$175	$183,313
MPT Operating Partnership LP 6.375%, 03/01/24	250	261,562
The Howard Hughes Corp. 6.875%, 10/01/21 144A @	425	447,865
VEREIT Operating Partnership LP 4.125%, 06/01/21	150	152,250

		1,575,583

Retail — 3.4%
Ferrellgas LP
6.500%, 05/01/21	50	49,750
6.750%, 01/15/22	25	24,688
6.750%, 06/15/23	100	98,250
Group 1 Automotive, Inc.
5.000%, 06/01/22	175	172,813
5.250%, 12/15/23 144A @	175	173,250
JC Penney Corp., Inc.
8.125%, 10/01/19	425	459,000
5.875%, 07/01/23 144A @	350	360,937
Jo-Ann Stores Holdings, Inc. PIK (Cash coupon 9.750%, PIK 10.500%) 9.750%, 10/15/19 144A @	425	404,812
Jo-Ann Stores LLC 8.125%, 03/15/19 ^144A @	133	132,335
KFC Holding Co.144A @
5.000%, 06/01/24	125	127,656
5.250%, 06/01/26	250	253,750
Kirk Beauty One GmbH 8.750%, 07/15/23 144A @	225	258,684
New Albertsons, Inc.
7.450%, 08/01/29	175	165,375
8.000%, 05/01/31	125	119,688
New Look Secured Issuer PLC 6.500%, 07/01/22 144A @	375	440,201
Penske Automotive Group, Inc. 5.750%, 10/01/22	200	206,000
PetSmart, Inc. 7.125%, 03/15/23 144A @	650	663,000
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 144A @	175	171,063
Rite Aid Corp. 6.125%, 04/01/23 144A @	650	698,750
Sonic Automotive, Inc.
7.000%, 07/15/22	175	183,312
5.000%, 05/15/23	200	194,500
The Men’s Wearhouse, Inc. 7.000%, 07/01/22	375	367,500

		5,725,314

Semiconductors — 1.0%
Advanced Micro Devices, Inc.
7.500%, 08/15/22	75	81,188
7.000%, 07/01/24	375	389,062

	Par (000)	Value†

Semiconductors — (continued)
Micron Technology, Inc. 5.250%, 08/01/23 144A @	$250	$250,937
Microsemi Corp. 9.125%, 04/15/23 144A @	375	436,875
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	425	444,125

		1,602,187

Software — 0.7%
MSCI, Inc. 5.250%, 11/15/24 144A @	250	262,500
Rackspace Hosting, Inc. 8.625%, 11/15/24 144A @	150	158,767
RP Crown Parent LLC 7.375%, 10/15/24 144A @	150	155,625
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23	200	207,250
Veritas US, Inc.144A @
7.500%, 02/01/23	200	188,000
10.500%, 02/01/24	200	182,500

		1,154,642

Telecommunications — 11.1%
Altice Financing S.A.144A @
6.625%, 02/15/23	350	359,625
7.500%, 05/15/26	525	546,000
Altice Finco S.A. 8.125%, 01/15/24 144A @	600	621,000
Altice Luxembourg S.A. 144A @
7.750%, 05/15/22	1,250	1,334,375
7.625%, 02/15/25	1,050	1,102,500
CenturyLink, Inc. 7.500%, 04/01/24	650	682,500
Digicel Group Ltd. 8.250%, 09/30/20 144A @	1,225	1,051,013
First Data Corp.144A @
5.375%, 08/15/23	425	440,938
7.000%, 12/01/23	1,050	1,118,250
Frontier Communications Corp.
8.875%, 09/15/20	475	505,875
10.500%, 09/15/22	400	420,520
Hughes Satellite Systems Corp.
7.625%, 06/15/21	325	356,688
6.625%, 08/01/26 144A @	625	628,125
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20	200	155,000
7.500%, 04/01/21	200	152,500
9.500%, 09/30/22 144A @	250	278,125
8.000%, 02/15/24 144A @	1,100	1,130,250
Level 3 Communications, Inc. 5.750%, 12/01/22	175	179,813
Level 3 Financing, Inc.
5.625%, 02/01/23	150	153,750
5.375%, 05/01/25	175	178,500
5.250%, 03/15/26 144A @	125	123,750
OTE PLC 7.875%, 02/07/18 144A @	400	445,782

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Sable International Finance Ltd. 6.875%, 08/01/22 144A @	$450	$468,000
Sprint Capital Corp. 8.750%, 03/15/32	575	632,500
Sprint Communications, Inc.
7.000%, 08/15/20	525	556,558
11.500%, 11/15/21	425	521,687
Sprint Corp. 7.250%, 09/15/21	525	557,812
T-Mobile US, Inc.
6.500%, 01/15/24	100	107,250
6.375%, 03/01/25	175	187,031
TBG Global Pte Ltd. 5.250%, 02/10/22 144A @	200	199,442
UPC Holding BV 6.750%, 03/15/23 144A @	200	228,986
VimpelCom Holdings BV 5.200%, 02/13/19 144A @	200	207,260
Virgin Media Finance PLC 144A @
6.375%, 04/15/23	225	233,719
7.000%, 04/15/23	275	366,025
6.000%, 10/15/24	200	206,000
Virgin Media Secured Finance PLC 144A @
5.250%, 01/15/26	200	197,500
5.500%, 08/15/26	600	598,500
6.250%, 03/28/29	175	225,592
West Corp. 5.375%, 07/15/22 144A @	550	531,437
Wind Acquisition Finance S.A. 7.375%, 04/23/21 144A @	750	780,000

		18,770,178

Textiles — 0.3%
Springs Industries, Inc. 6.250%, 06/01/21	450	465,750

Transportation — 0.3%
Kenan Advantage Group, Inc. 7.875%, 07/31/23 144A @	175	176,750
Watco Cos. LLC 6.375%, 04/01/23 144A @	250	258,750

		435,500

TOTAL CORPORATE BONDS (Cost $135,500,580)		138,726,965

LOAN AGREEMENTS — 13.9%‡
Auto Manufacturers — 0.1%
Navistar, Inc. 6.500%, 08/06/20•	190	191,955
0.000%, 08/06/20(1)	75	75,863

		267,818

Chemicals — 0.5%
MacDermid, Inc. 5.500%, 06/07/20•	218	220,243

	Par (000)	Value†

Chemicals — (continued)
Solenis International LP 7.750%, 07/31/22•	$675	$659,812

		880,055

Commercial Services — 0.5%
Laureate Education, Inc. 8.868%, 03/23/21•	424	424,836
0.000%, 03/23/21(1)	75	74,971
Nord Anglia Education Finance LLC 4.500%, 03/31/21•	346	351,210

		851,017

Computers — 0.2%
Western Digital Corp. 4.520%, 04/29/23•	358	363,684

Diversified Financial Services — 0.5%
National Financial Partners Corp.•
6.250%, 07/01/20	273	275,069
0.000%, 12/09/23(1)	275	277,063
Terra-Gen Finance Co., LLC 5.250%, 12/09/21•	277	247,984

		800,116

Electric — 0.7%
Energy Future Intermediate Holding Co. LLC 4.250%, 06/30/17•	875	880,031
Tex Operations Co. Class B 5.000%, 08/04/23•	224	226,484
Tex Operations Co. Class C 5.000%, 08/04/23•	51	51,654

		1,158,169

Electronics — 0.2%
Linxens France S.A. 5.000%, 10/17/22•	347	345,921

Entertainment — 0.7%
Delta 2 (Lux) S.a.r.l.•
3.750%, 07/30/21	525	530,088
0.000%, 07/30/21(1)	125	126,211
8.070%, 07/29/22	275	276,603
William Morris Endeavor Entertainment LLC 8.250%, 05/06/22•	300	303,750

		1,236,652

Food — 0.2%
Hostess Brands LLC•
4.000%, 08/03/22	25	25,238
4.000%, 08/03/22	248	249,851

		275,089

Healthcare Services — 0.6%
Envision Healthcare Corp. 4.000%, 12/01/23•	450	454,221
Inventiv Health, Inc. 0.000%, 11/09/23•,(1)	325	327,668

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Healthcare Services — (continued)
U.S. Renal Care, Inc. 5.250%, 12/30/22•	$272	$253,873

		1,035,762

Insurance — 2.1%
Alliant Holdings Intermediate, LLC 4.753%, 08/12/22•	272	272,743
Asurion LLC•
4.020%, 07/08/20	56	56,338
8.500%, 03/03/21	1,350	1,371,100
5.000%, 08/04/22	633	641,007
4.750%, 11/03/23	200	202,243
Lonestar Intermediate Super PIK 10.000%, 08/31/21•	425	436,688
Sedgwick Claims Management Services, Inc. 6.750%, 02/28/22•	375	374,063
USI, Inc. 4.250%, 12/27/19•	162	166,550

		3,520,732

Internet — 1.3%
Ancestry.com, Inc.•
5.250%, 10/19/23	175	176,586
5.250%, 10/19/23	275	277,491
Match Group, Inc. 4.201%, 11/16/22•	164	166,318
Rackspace Hosting, Inc.•
4.500%, 10/26/23	300	303,624
0.000%, 10/26/23(1)	50	50,604
Uber Technologies, Inc. 5.000%, 07/13/23•	1,247	1,248,434

		2,223,057

Leisure Time — 0.2%
Life Time Fitness, Inc. 4.250%, 06/10/22•	274	275,108

Machinery — Diversified — 0.5%
Filtration Group, Inc. 4.250%, 11/21/20•	497	498,595
Gardner Denver, Inc. 0.000%, 07/30/20•,(1)	249	246,672
Manitowoc Foodservice, Inc. 5.750%, 03/03/23•	85	85,779

		831,046

Media — 0.3%
Cumulus Media Holdings, Inc. 4.250%, 12/23/20•	200	135,666
iHeartCommunications, Inc. 7.520%, 01/30/19•	525	426,562

		562,228

Metal Fabricate/Hardware — 0.2%
Zekelman Industries, Inc. 6.000%, 06/14/21•	299	300,739

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Oil & Gas — 0.9%
California Resources Corp. 11.380%, 12/31/21•	$475	$526,457
Chesapeake Energy Corp. 8.500%, 08/23/21•	400	434,832
Fairmount Santrol, Inc. 4.500%, 09/05/19•	382	370,081
Hercules Offshore, Inc. 10.500%, 05/06/20^,•, ¤	443	345,780

		1,677,151

Oil & Gas Services — 0.7%
CGG Holding (U.S.), Inc. 6.500%, 05/15/19•	546	492,905
0.000%, 05/15/19(1)	424	382,840
Expro Holdings 5.750%, 09/02/21•	282	279,430

		1,155,175

Packaging and Containers — 0.3%
Flex Acquisition Co., Inc.•
0.000%, 12/29/23(1)	100	100,833
8.000%, 12/06/17^	300	299,250
Tricorbraun, Inc. 4.750%, 11/30/23•	125	126,146

		526,229

Real Estate Investment Trusts — 0.2%
Brickman Group Ltd. 4.000%, 12/18/20•	224	225,499
0.000%, 12/18/20(1)	100	99,219

		324,718

Retail — 1.8%
Academy Ltd. 5.000%, 07/01/22•	813	750,890
JC Penney Corp. 5.250%, 06/23/23•	653	654,964
Jo-Ann Stores, Inc. 6.260%, 10/20/23•	600	604,002
Serta Simmons•
4.500%, 11/08/23	450	454,640
0.000%, 11/08/23(1)	50	50,515
9.000%, 11/08/24	300	300,999
0.000%, 11/08/24(1)	50	50,166
Vistra Operations Co. 4.000%, 12/14/23•	100	101,250

		2,967,426

Software — 1.2%
Cengage Learning, Inc. 5.250%, 06/07/23•	298	289,602
Kronos, Inc. 5.000%, 11/01/23•	425	429,981
SolarWinds Holdings, Inc. 5.500%, 02/05/23•	373	377,390

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Software — (continued)
Veritas US, Inc.•
6.630%, 01/27/23	$596	$549,809
0.000%, 01/27/23(1)	50	46,009
8.630%, 01/27/23^	273	242,625
0.000%, 01/27/23(1)	25	22,167

		1,957,583

TOTAL LOAN AGREEMENTS‡ (Cost $23,113,110)		23,535,475

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	284,063	284,063
T. Rowe Price Investment, Ltd.	2,069,090	2,069,090

TOTAL SHORT-TERM INVESTMENTS (Cost $2,353,153)		2,353,153

TOTAL INVESTMENTS — 99.8% (Cost $164,408,189)		$168,369,234

Other Assets & Liabilities — 0.2%		281,223

TOTAL NET ASSETS — 100.0%		$168,650,457

†	See Security Valuation Note.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2016. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
REG D	Regulation D is a Securities and Exchange Commission (SEC) regulation governing private placement exemptions. REG D allows usually smaller companies to raise capital through the sale of equity or debt securities without having to register their securities with the SEC.
^	Illiquid security. The total market value of illiquid securities at December 31, 2016 is $1,818,314.
•	Variable Rate Security.
¤	Defaulted security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2016 is $586,531.
(1)	All or portion of this position has not settled. Full contract rates do not take effect until settlement date.

ADR — American Depository Receipt.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2016††
United States	72%
Luxembourg	7
Canada	5
United Kingdom	5
Netherlands	3
Cote D’Ivoire (Ivory Coast)	1
Germany	1
Other	6

Total	100%

††% of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,638,355	$1,918,354	$693,649	$26,352
REAL ESTATE INVESTMENT TRUSTS	159,778	159,778	—	—
PREFERRED STOCKS	1,012,655	1,012,655
ASSET BACKED SECURITIES	98,159	—	98,159	—
CORPORATE BONDS	138,571,659	—	138,571,659	—
LOAN AGREEMENTS	23,535,475	—	23,535,475	—
SHORT-TERM INVESTMENTS	2,353,153	2,353,153	—	—

TOTAL INVESTMENTS	$168,369,234	$5,443,940	$162,898,942	$26,352

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2015	$30,920
Purchases	165,120
Sales	(162,266)
Maturities	(13,760)
Change in Appreciation/(Depreciation)	6,338

Balance as of 12/31/2016	$26,352

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of Level 2 or Level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Flexibly Managed Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.3%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 11/10/19	$551	$615,440
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 04/11/24	1,829	1,884,172
Continental Airlines 2012-1 Class B, Pass Through Trust 6.250%, 04/11/20	300	311,300
DB Master Finance LLC 2015-1A A21 3.262%, 02/20/45 144A @	1,439	1,441,249
Taco Bell Funding LLC 2016-1A A21 3.832%, 05/25/46 144A @	3,596	3,609,023
Wendys Funding LLC 2015-1A A21 3.371%, 06/15/45 144A @	2,291	2,287,509

TOTAL ASSET BACKED SECURITIES (Cost $10,015,273)		10,148,693

	Number of Shares	Value†
COMMON STOCKS — 63.3%
Aerospace & Defense — 0.4%
The Boeing Co.	80,800	12,578,944

Agriculture — 4.0%
Altria Group, Inc.	999,691	67,599,105
Philip Morris International, Inc.	782,900	71,627,521

		139,226,626

Auto Parts & Equipment — 0.5%
Adient PLC*	320,137	18,760,028

Banks — 3.9%
State Street Corp.	239,997	18,652,567
The Bank of New York Mellon Corp.	1,479,291	70,088,807
The PNC Financial Services Group, Inc.	107,700	12,596,592
Wells Fargo & Co.	636,000	35,049,960

		136,387,926

Beverages — 1.7%
Dr. Pepper Snapple Group, Inc.	292,197	26,493,502
PepsiCo, Inc.	301,029	31,496,664

		57,990,166

Biotechnology — 0.5%
Biogen, Inc.*	60,244	17,083,994

Building Materials — 0.7%
Johnson Controls International PLC	570,676	23,506,144

Chemicals — 0.4%
LyondellBasell Industries NV, Class A	177,273	15,206,478

Commercial Services — 2.1%
Aramark	649,700	23,207,284
Fleetcor Technologies, Inc.*	60,964	8,627,626
IHS Markit Ltd.*	352,064	12,466,586
Mastercard, Inc., Class A	242,371	25,024,806
RELX PLC	276,712	4,931,178

		74,257,480

	Number of Shares	Value†

Computers — 1.1%
Apple, Inc.	345,300	$39,992,646

Diversified — 0.4%
American Tower Corp.	139,700	14,763,496

Diversified Financial Services — 1.7%
Julius Baer Group Ltd.*	129,457	5,735,169
Visa, Inc., Class A	672,000	52,429,440

		58,164,609

Electric — 2.7%
DTE Energy Co.	170,500	16,795,955
PG&E Corp.	1,253,484	76,174,223

		92,970,178

Electrical Components & Equipment — 0.0%
Hubbell, Inc.	6,108	712,804

Electronics — 3.5%
Fortive Corp.	404,735	21,705,938
PerkinElmer, Inc.	853,008	44,484,367
Sensata Technologies Holding NV*	114,353	4,454,050
Thermo Fisher Scientific, Inc.	362,930	51,209,423

		121,853,778

Food — 2.5%
Mondelez International, Inc., Class A	997,232	44,207,294
The Kraft Heinz Co.	357,005	31,173,677
Tyson Foods, Inc., Class A	219,360	13,530,125

		88,911,096

Healthcare Products — 1.5%
Becton Dickinson & Co.	313,017	51,819,964

Healthcare Services — 5.1%
Aetna, Inc.	361,453	44,823,786
Anthem, Inc.	153,600	22,083,072
Cigna Corp.*	295,300	39,390,067
Humana, Inc.	50,823	10,369,417
UnitedHealth Group, Inc.	381,500	61,055,260

		177,721,602

Household Products & Wares — 0.8%
Reckitt Benckiser Group PLC	335,465	28,416,734

Insurance — 3.6%
Marsh & McLennan Cos., Inc.	1,278,400	86,407,056
The Hartford Financial Services Group, Inc.	107,600	5,127,140
Willis Towers Watson PLC	285,038	34,854,447

		126,388,643

Internet — 4.2%
Alphabet, Inc., Class A*	11,800	9,350,910
Alphabet, Inc., Class C*	104,559	80,700,727
Amazon.com, Inc.*	73,539	55,144,690

		145,196,327

Machinery — Diversified — 0.8%
IDEX Corp.	21,300	1,918,278
Roper Technologies, Inc.	147,974	27,091,080

		29,009,358

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 0.7%
Comcast Corp., Class A	125,100	$8,638,155
Liberty Global PLC*	583,732	17,336,840

		25,974,995

Miscellaneous Manufacturing — 2.4%
Danaher Corp.	804,227	62,601,030
Pentair PLC	385,864	21,635,394

		84,236,424

Oil & Gas — 1.4%
Canadian Natural Resources Ltd.	817,700	26,068,276
TOTAL S.A.	462,392	23,717,136

		49,785,412

Pharmaceuticals — 3.9%
Abbott Laboratories	1,873,100	71,945,771
Bristol-Myers Squibb Co.	225,512	13,178,921
Zoetis, Inc.	952,772	51,001,885

		136,126,577

Retail — 6.5%
AutoZone, Inc.*	43,569	34,410,360
CVS Health Corp.	235,300	18,567,523
Lowe’s Cos., Inc.	362,300	25,766,776
O’Reilly Automotive, Inc.*	183,262	51,021,973
The Home Depot, Inc.	143,621	19,256,704
Walgreens Boots Alliance, Inc.	641,589	53,097,906
Yum! Brands, Inc.	386,351	24,467,609

		226,588,851

Semiconductors — 0.2%
Texas Instruments, Inc.	78,400	5,720,848

Software — 5.6%
Fidelity National Information Services, Inc.	114,300	8,645,652
Fiserv, Inc.*	699,191	74,310,020
Intuit, Inc.	113,584	13,017,862
Microsoft Corp.	1,599,200	99,374,288

		195,347,822

Telecommunications — 0.5%
SBA Communications Corp., Class A*	151,700	15,664,542

TOTAL COMMON STOCKS (Cost $1,934,090,636)		2,210,364,492

PREFERRED STOCKS — 2.2%
Banks — 0.4%
State Street Corp.	86,000	$2,175,800
State Street Corp.•	50,000	1,251,000
U.S. Bancorp, Series F•	71,000	2,008,590
U.S. Bancorp, Series G•	90,000	2,268,900
Wells Fargo & Co.	6,301	7,498,190

		15,202,480

Diversified — 0.5%
American Tower Corp.	172,318	18,007,231

	Number of Shares	Value†

Diversified Financial Services — 0.1%
The Charles Schwab Corp.	150,000	$3,790,500
The Charles Schwab Corp.	12,000	299,880

		4,090,380

Electric — 1.2%
DTE Energy Co.	267,708	14,188,524
NextEra Energy, Inc.	200,436	9,817,355
SCE Trust I	83,775	1,953,633
SCE Trust II	14,730	326,417
SCE Trust III•	161,355	4,109,712
SCE Trust IV•	340,000	8,391,200
SCE Trust V•	100,000	2,526,000

		41,312,841

TOTAL PREFERRED STOCKS (Cost $77,056,836)		78,612,932

	Par (000)	Value†
CORPORATE BONDS — 21.7%
Advertising — 0.1%
Lamar Media Corp. 5.875%, 02/01/22	$1,450	1,493,500

Aerospace & Defense — 0.1%
Harris Corp. 1.999%, 04/27/18	1,080	1,080,658
Moog, Inc. 5.250%, 12/01/22 144A @	650	663,000

		1,743,658

Airlines — 0.1%
Delta Air Lines 2009-1, Class A, Pass Through Trust 7.750%, 12/17/19	341	377,870
Delta Air Lines 2011-1, Class A , Pass Through Trust 5.300%, 04/15/19	372	392,429
U.S. Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	1,593	1,768,192
U.S. Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17^	126	129,074
U.S. Airways 2012-2 Class A, Pass Through Trust 4.625%, 06/03/25	226	239,082
U.S. Airways 2012-2 Class B Pass Through Trust 6.750%, 06/03/21^	448	487,551
U.S. Airways 2013-1 Class A, Pass Through Trust 3.950%, 11/15/25	4	4,290

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
U.S. Airways 2013-1 Class B, Pass Through Trust 5.375%, 11/15/21	$4	$4,592

		3,403,080

Apparel — 0.1%
Levi Strauss & Co. 6.875%, 05/01/22	4,382	4,590,145

Banks — 0.9%
JPMorgan Chase & Co. 5.300%, 12/29/49•	10,255	10,465,843
PNC Financial Services Group, Inc. 5.000%, 12/29/49•	6,910	6,668,150
Regions Bank/Birmingham AL 7.500%, 05/15/18	75	80,349
State Street Corp. 5.250%, 12/29/49•	4,360	4,458,100
Synovus Financial Corp. 5.125%, 06/15/17	32	32,216
The Bank of New York Mellon Corp.•
4.625%, 12/29/49	3,175	2,912,491
4.950%, 12/29/49	5,800	5,829,000

		30,446,149

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/19	2,995	2,999,298
2.146%, 02/01/21•	3,820	3,887,186
2.650%, 02/01/21	1,690	1,699,709
PepsiCo, Inc. 1.250%, 04/30/18	1,635	1,632,942

		10,219,135

Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	737,882

Chemicals — 0.2%
Cytec Industries, Inc. 3.950%, 05/01/25	3,680	3,483,293
Ecolab, Inc. 2.000%, 01/14/19	2,330	2,331,789

		5,815,082

Commercial Services — 0.3%
IHS Markit Ltd. 5.000%, 11/01/22 144A @	4,300	4,461,250
Iron Mountain, Inc.
6.000%, 08/15/23	250	265,625
5.750%, 08/15/24	4,775	4,906,313
Service Corp. International 5.375%, 05/15/24	600	625,500

		10,258,688

Diversified Financial Services — 1.9%
American Honda Finance Corp. 0.950%, 05/05/17	2,200	2,197,912

	Par (000)	Value†

Diversified Financial Services — (continued)
Caterpillar Financial Services Corp.
1.250%, 11/06/17	$1,645	$1,641,078
2.250%, 12/01/19	1,155	1,159,716
Ford Motor Credit Co. LLC
4.250%, 02/03/17	1,340	1,342,638
1.461%, 03/27/17	10,560	10,561,690
1.627%, 03/27/17•	7,660	7,665,914
6.625%, 08/15/17	1,675	1,725,974
1.471%, 09/08/17•	4,325	4,326,211
1.516%, 12/06/17•	6,325	6,318,156
1.724%, 12/06/17	2,150	2,148,375
2.145%, 01/09/18	3,360	3,364,865
5.000%, 05/15/18	1,800	1,870,614
2.375%, 03/12/19	4,275	4,272,465
2.597%, 11/04/19	5,350	5,342,055
National Rural Utilities Cooperative Finance Corp. 0.950%, 04/24/17	1,050	1,049,170
Visa, Inc. 1.200%, 12/14/17	11,030	11,028,434

		66,015,267

Electric — 0.3%
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	2,550	2,556,944
CMS Energy Corp. 8.750%, 06/15/19	415	479,204
Dominion Resources Inc., STEP 2.962%, 07/01/19	350	354,343
The Southern Co.
1.550%, 07/01/18	3,795	3,780,890
1.850%, 07/01/19	1,770	1,764,520
Virginia Electric & Power Co. 3.150%, 01/15/26	1,525	1,514,041

		10,449,942

Electronics — 0.0%
Amphenol Corp. 1.550%, 09/15/17	920	920,926
Fortive Corp. 1.800%, 06/15/19 144A @	345	342,855

		1,263,781

Engineering & Construction — 0.6%
SBA Communications Corp.
4.875%, 07/15/22	8,350	8,475,250
4.875%, 09/01/24 144A @	12,325	12,170,938

		20,646,188

Entertainment — 0.6%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.250%, 03/15/21	6,100	6,298,250
Six Flags Entertainment Corp. 5.250%, 01/15/21 144A @	15,158	15,499,055

		21,797,305

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — 0.1%
B&G Foods, Inc. 4.625%, 06/01/21	$2,525	$2,575,500
The Kroger Co. 2.000%, 01/15/19	1,330	1,333,036
TreeHouse Foods, Inc. 6.000%, 02/15/24 144A @	600	630,000

		4,538,536

Gas — 0.1%
Southern California Gas Co. 3.200%, 06/15/25	3,625	3,688,622

Healthcare Products — 0.5%
Becton Dickinson and Co.
1.800%, 12/15/17	2,775	2,781,310
2.675%, 12/15/19	1,895	1,922,688
Hologic, Inc. 5.250%, 07/15/22 144A @	5,557	5,848,743
Medtronic, Inc.
1.500%, 03/15/18	4,025	4,025,060
2.500%, 03/15/20	2,845	2,876,838
Teleflex, Inc. 4.875%, 06/01/26	900	891,000

		18,345,639

Healthcare Services — 2.6%
Centene Corp.
5.625%, 02/15/21	6,275	6,597,535
4.750%, 05/15/22	2,972	3,001,720
6.125%, 02/15/24	6,135	6,464,756
4.750%, 01/15/25	3,225	3,148,406
DaVita, Inc. 5.750%, 08/15/22	20,640	21,568,800
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, 07/31/19 144A @	8,075	8,599,875
5.875%, 01/31/22 144A @	5,400	5,913,000
Fresenius Medical Care U.S. Finance, Inc. 5.750%, 02/15/21 144A @	1,125	1,215,000
HCA, Inc.
8.000%, 10/01/18	8,669	9,449,210
3.750%, 03/15/19	1,725	1,772,438
4.250%, 10/15/19	2,566	2,668,640
6.500%, 02/15/20	15,000	16,410,000
UnitedHealth Group, Inc. 1.400%, 12/15/17	1,545	1,545,286
Wellcare Health Plans, Inc. 5.750%, 11/15/20	2,875	2,954,062

		91,308,728

Household Products & Wares — 0.3%
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	8,675	8,946,094
Spectrum Brands, Inc. 6.625%, 11/15/22	2,191	2,327,937

		11,274,031

Insurance — 0.5%
HUB International Ltd.
9.250%, 02/15/21 144A @	2,200	2,277,000
7.875%, 10/01/21 144A @	11,201	11,832,848

	Par (000)	Value†

Insurance — (continued)
Marsh & McLennan Cos., Inc.
2.350%, 03/06/20	$1,205	$1,206,059
3.300%, 03/14/23	525	533,544
Trinity Acquisition PLC 4.400%, 03/15/26	2,400	2,429,410

		18,278,861

Internet — 0.2%
Amazon.com, Inc. 2.600%, 12/05/19	4,155	4,236,858
Netflix, Inc. 4.375%, 11/15/26 144A @	1,525	1,479,250

		5,716,108

Lodging — 0.2%
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24 144A @	1,350	1,309,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625%, 10/15/21	5,749	5,938,717

		7,248,217

Machinery — Diversified — 0.4%
CNH Industrial Capital LLC
3.250%, 02/01/17	4,775	4,775,000
3.625%, 04/15/18	5,700	5,771,250
3.875%, 07/16/18	1,725	1,753,031
Manitowoc Foodservice, Inc. 9.500%, 02/15/24	425	489,813
Xylem, Inc.
4.875%, 10/01/21	415	448,022
3.250%, 11/01/26	640	621,473

		13,858,589

Media — 2.7%
Altice US Finance I Corp. 5.375%, 07/15/23 144A @	1,169	1,212,838
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, 01/15/24	4,225	4,415,125
CCO Holdings LLC/CCO Holdings Capital Corp.
5.250%, 03/15/21	1,900	1,957,000
6.625%, 01/31/22	8,200	8,497,250
5.250%, 09/30/22	7,165	7,415,775
5.125%, 02/15/23	5,100	5,240,250
5.125%, 05/01/23 144A @	1,200	1,236,000
5.750%, 09/01/23	3,600	3,762,000
5.875%, 04/01/24 144A @	2,575	2,748,813
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 09/15/20 144A @	7,350	7,570,500
Charter Communications Operating LLC /Charter Communications Operating Capital 3.579%, 07/23/20	2,225	2,270,023
Cox Communications, Inc. 6.250%, 06/01/18 144A @	90	94,961

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
DISH DBS Corp.
4.625%, 07/15/17	$5,200	$5,258,500
4.250%, 04/01/18	850	871,565
Sirius XM Radio, Inc.
5.750%, 08/01/21 144A @	2,800	2,915,500
6.000%, 07/15/24 144A @	5,400	5,643,000
Time Warner Cable LLC
5.850%, 05/01/17	1,760	1,784,976
6.750%, 07/01/18	3,975	4,243,789
Unitymedia GmbH 6.125%, 01/15/25 144A @	6,225	6,396,187
Unitymedia Hessen GmbH & Co. KG 5.500%, 01/15/23 144A @	11,590	12,068,087
Ziggo Secured Finance BV 5.500%, 01/15/27 144A @	7,925	7,725,290

		93,327,429

Oil & Gas — 1.6%
Canadian Natural Resources Ltd. 1.750%, 01/15/18	1,000	997,585
Chevron Corp. 1.365%, 03/02/18	4,400	4,395,679
Concho Resources, Inc.
6.500%, 01/15/22	6,975	7,217,033
5.500%, 10/01/22	4,150	4,300,438
5.500%, 04/01/23	11,900	12,331,970
Diamondback Energy, Inc. 4.750%, 11/01/24 144A @	1,200	1,176,000
EQT Corp.
6.500%, 04/01/18	1,620	1,705,630
8.125%, 06/01/19	1,754	1,973,478
Matador Resources Co. 6.875%, 04/15/23	3,300	3,465,000
Range Resources Corp.
5.000%, 08/15/22 144A @	2,475	2,459,531
5.000%, 03/15/23 144A @	6,175	6,113,250
4.875%, 05/15/25	4,100	3,971,875
Shell International Finance BV 1.352%, 05/11/20•	6,720	6,724,334

		56,831,803

Packaging and Containers — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
6.875%, 02/15/21	681	700,278
4.380%, 07/15/21 144A @,•	4,875	4,984,687

		5,684,965

Pharmaceuticals — 0.4%
Eli Lilly & Co. 1.250%, 03/01/18	2,200	2,200,519
Grifols Worldwide Operations Ltd. 5.250%, 04/01/22	2,750	2,846,250
Johnson & Johnson 1.125%, 11/21/17	1,360	1,361,318

	Par (000)	Value†

Pharmaceuticals — (continued)
Pfizer, Inc. 1.200%, 06/01/18	$8,525	$8,502,665

		14,910,752

Pipelines — 1.0%
Enbridge Energy Partners LP 6.500%, 04/15/18	120	126,274
MPLX LP
5.500%, 02/15/23	10,260	10,674,073
4.500%, 07/15/23	15,500	15,742,048
4.875%, 12/01/24	1,600	1,647,510
ONEOK Partners LP 2.000%, 10/01/17	830	832,293
Targa Resources Partners LP
5.250%, 05/01/23	2,775	2,802,750
4.250%, 11/15/23	3,325	3,179,531
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19	1,325	1,341,563

		36,346,042

Real Estate — 0.4%
American Tower Corp. 3.300%, 02/15/21	3,575	3,615,719
CBRE Services, Inc. 5.000%, 03/15/23	900	928,431
Iron Mountain, Inc. 6.000%, 10/01/20	6,100	6,435,500
4.375%, 06/01/21 144A @	1,300	1,329,250

		12,308,900

Retail — 2.0%
AmeriGas Finance LLC 7.000%, 05/20/22	3,994	4,203,685
AutoZone, Inc.
1.625%, 04/21/19	365	361,668
2.500%, 04/15/21	1,915	1,893,483
Dollar Tree, Inc. 5.750%, 03/01/23	6,550	6,935,271
L Brands, Inc.
8.500%, 06/15/19	4,454	5,122,100
7.000%, 05/01/20	1,726	1,941,750
6.625%, 04/01/21	8,221	9,228,072
McDonald’s Corp. 2.100%, 12/07/18	505	507,999
Rite Aid Corp.
9.250%, 03/15/20	11,490	11,920,875
6.750%, 06/15/21	7,950	8,347,500
Suburban Propane Partners LP 7.375%, 08/01/21	1,890	1,956,150
Walgreens Boots Alliance, Inc. 1.750%, 05/30/18	2,545	2,547,542
Yum! Brands, Inc.
6.250%, 03/15/18	2,045	2,137,025
5.300%, 09/15/19	250	264,375
3.875%, 11/01/23	1,575	1,508,063

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — (continued)
Yum! Brans, Inc.
3.875%, 11/01/20	$2,775	$2,833,969
3.750%, 11/01/21	8,965	9,077,063

		70,786,590

Semiconductors — 0.9%
NXP BV/NXP Funding LLC
3.750%, 06/01/18 144A @	22,510	22,847,650
4.125%, 06/15/20 144A @	450	465,750
5.750%, 02/15/21 144A @	7,400	7,640,500

		30,953,900

Software — 0.3%
Fiserv, Inc. 2.700%, 06/01/20	5,175	5,199,990
MSCI, Inc.
5.250%, 11/15/24 144A @	1,150	1,207,500
5.750%, 08/15/25 144A @	2,814	2,989,875

		9,397,365

Telecommunications — 1.8%
Crown Castle International Corp.
4.875%, 04/15/22	7,850	8,358,680
5.250%, 01/15/23	13,865	14,922,206
Level 3 Financing, Inc.
5.375%, 08/15/22	3,500	3,613,750
5.625%, 02/01/23	2,975	3,049,375
T-Mobile USA, Inc.
5.250%, 09/01/18	825	837,375
6.542%, 04/28/20	13,000	13,390,000
6.625%, 11/15/20	5,475	5,598,188
UPC Holding BV 6.375%, 09/15/22 144A @	4,975	5,564,262
Virgin Media Finance PLC 6.000%, 10/15/24 144A @	3,125	3,218,750
Virgin Media Secured Finance PLC
6.000%, 04/15/21 144A @	1,215	1,557,270
5.250%, 01/15/26 144A @	3,450	3,406,875

		63,516,731

TOTAL CORPORATE BONDS (Cost $750,811,622)		757,201,610

LOAN AGREEMENTS — 3.2%‡
Beverages — 0.1%
De Master Blenders
3.000%, 07/02/22	298	317,356
3.250%, 07/02/22	4,789	4,815,446

		5,132,802

Diversified Financial Services — 0.1%
Hilton Worldwide Finance LLC
3.500%, 10/26/20	323	325,454
3.256%, 10/25/23	4,389	4,436,160

		4,761,614

Entertainment — 0.0%
Kasima LLC 3.489%, 05/17/21•	365	367,594

	Par (000)	Value†

Food — 0.5%
Burger King 3.750%, 12/10/21	$2,363	$2,382,129
Chobani LLC 5.250%, 10/09/23	5,350	5,423,563
Pinnacle Foods Finance LLC•
3.270%, 04/29/20	3,725	3,755,158
3.387%, 04/29/20	4,246	4,277,292

		15,838,142

Healthcare Services — 0.3%
DaVita, Inc. 3.520%, 06/24/21•	9,339	9,418,885

Holding Companies — 0.5%
Intelsat Jackson Holdings 3.750%, 06/30/19	17,021	16,434,450

Insurance — 0.6%
Hub International Ltd. 4.000%, 10/02/20	19,354	19,490,790

Machinery — Diversified — 0.1%
Manitowoc Foodservice, Inc. 5.750%, 03/03/23	5,013	5,082,397

Media — 0.1%
Charter Communications Operating LLC•
3.020%, 07/01/20	3,043	3,055,602
3.020%, 01/03/21	1,431	1,436,749

		4,492,351

Retail — 0.3%
Dollar Tree, Inc. 4.250%, 07/06/22	250	253,333
Yum! Brands, Inc. 3.490%, 06/16/23	11,418	11,567,538

		11,820,871

Semiconductors — 0.1%
NXP BV 3.270%, 12/07/20	1,848	1,856,557

Telecommunications — 0.5%
Avago Technologies 3.700%, 02/01/23	1,045	1,059,115
UPC Financing Partnership 4.080%, 08/31/24	16,925	17,094,250

		18,153,365

TOTAL LOAN AGREEMENTS (Cost $111,842,425)		112,849,818

	Number of Contracts	Value†
PURCHASED OPTIONS — 0.0%
Call Option — 0.0%
Bristol Myers Squibb Co. $60.00 01/19/2018 (Cost $583,525)	2,166	1,115,490

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Flexibly Managed Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 7.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	30,878,211	$30,878,211
T. Rowe Price Investment, Ltd.	241,824,474	241,824,474

TOTAL SHORT-TERM INVESTMENTS (Cost $272,702,685)		272,702,685

TOTAL INVESTMENTS — 98.5% (Cost $3,157,103,002)		$3,442,995,720

Other Assets & Liabilities — 1.5%		51,599,784

TOTAL NET ASSETS — 100.0%		$3,494,595,504

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Alphabet Inc., $880.00, 01/19/2018	(116)	(414,120)
Alphabet Inc., $900.00, 01/19/2018	(192)	(576,000)
Alphabet Inc., $920.00, 01/19/2018	(142)	(335,120)
Alphabet Inc., $940.00, 01/19/2018	(125)	(246,750)
Alphabet, Inc., $795.00, 01/20/2017	(117)	(49,257)
Alphabet, Inc., $800.00, 01/20/2017	(31)	(32,550)
Alphabet, Inc., $800.00, 01/20/2017	(170)	(55,250)
Alphabet, Inc., $820.00, 01/20/2017	(47)	(4,465)
Alphabet, Inc., $840.00, 01/20/2017	(47)	(1,645)
Alphabet, Inc., $900.00, 01/20/2017	(87)	(870)
Altria Group, Inc., $65.00, 01/20/2017	(1,456)	(426,608)
Altria Group, Inc., $67.50, 01/20/2017	(1,457)	(161,727)
Amazon.com $1000.00 01/19/2018	(105)	(241,500)
American Tower Corp., $105.00, 01/20/2017	(170)	(43,010)
American Tower Corp., $110.00, 01/20/2017	(331)	(16,219)
American Tower Corp., $115.00, 01/20/2017	(334)	(5,678)
Apple, Inc., $105.00, 01/20/2017	(704)	(756,096)
Apple, Inc., $110.00, 01/20/2017	(704)	(443,520)
Apple, Inc., $115.00, 01/20/2017	(2,045)	(492,845)
AutoZone, Inc., $840.00, 01/20/2017	(45)	(4,275)
Bristol - Myers Squibb Co., $50.00 01/19/2018	(2,166)	(2,382,600)
Comcast Corp., $65.00, 01/20/2017	(933)	(431,979)
Comcast Corp., $70.00, 01/20/2017	(318)	(28,302)
CVS Health Corp., $100.00, 01/20/2017	(386)	(386)
CVS Health Corp., $105.00, 01/20/2017	(564)	(1,692)
CVS Health Corp., $110.00, 01/20/2017	(967)	(967)
CVS Health Corp., $115.00, 01/20/2017	(436)	(20,928)
Danaher Corp., $100.00, 01/20/2017	(405)	(194,400)
Danaher Corp., $105.00, 01/20/2017	(1,119)	(139,875)
Danaher Corp., $110.00, 01/20/2017	(713)	(3,565)
Danaher Corp., $115.00, 01/20/2017	(289)	(8,670)
Danaher Corp., $87.50, 01/20/2017	(846)	(8,460)
Danaher Corp., $90.00 01/19/2018	(874)	(126,730)
Google $840.00 01/19/2018	(40)	(192,400)
Google $860.00 01/19/2018	(40)	(163,920)
Lowe’s Cos., Inc., $80.00, 01/20/2017	(234)	(468)

	Number of Contracts	Value†

Call Options — (continued)
Lowe’s Cos., Inc., $82.00, 01/20/2017	(1,117)	$(2,234)
Lowe’s Cos., Inc., $82.50, 01/20/2017	(234)	(234)
Lowe’s Cos., Inc., $87.50, 01/20/2017	(426)	(426)
Lowe’s Cos., Inc., $90.00, 01/20/2017	(863)	(1,726)
LyondellBasell Industries NV, $87.50, 01/20/2017	(1,586)	(206,180)
LyondellBasell Industries NV, $90.00, 01/20/2017	(186)	(10,230)
Microsoft Corp., $57.50, 01/20/2017	(2,891)	(1,402,135)
Microsoft Corp., $60.00, 01/20/2017	(518)	(131,572)
Microsoft Corp., $62.50, 01/20/2017	(3,068)	(257,712)
Microsoft Corp., $65.00, 01/20/2017	(4,567)	(63,938)
PepsiCo, Inc., $100.00, 01/20/2017	(388)	(194,000)
PepsiCo, Inc., $105.00, 01/20/2017	(842)	(90,094)
PepsiCo, Inc., $110.00, 01/20/2017	(1,348)	(5,392)
Philip Morris International, Inc., $110.00, 01/20/2017	(271)	(271)
Philip Morris International, Inc., $92.50, 01/20/2017	(701)	(63,791)
Philip Morris International, Inc., $95.00, 01/20/2017	(1,300)	(33,800)
Philip Morris International, Inc., $97.50, 01/20/2017	(1,300)	(3,900)
Texas Instruments, Inc., $60.00, 01/20/2017	(598)	(853,346)
Texas Instruments, Inc., $72.50 01/20/2017	(186)	(37,200)
The Bank of New York Mellon Corp., $45.00, 01/20/2017	(2,763)	(734,958)
The Bank of New York Mellon Corp., $47.00, 01/20/2017	(1,901)	(275,645)
The Boeing Co., $160.00, 01/20/2017	(270)	(32,400)
The Boeing Co., $165.00, 01/20/2017	(269)	(9,146)
The Boeing Co., $170.00, 01/20/2017	(269)	(2,959)
Thermo Fisher Scientific, Inc., $155.00, 01/20/2017	(118)	(1,180)
Thermo Fisher Scientific, Inc., $160.00, 01/20/2017	(202)	(1,616)
Thermo Fisher Scientific, Inc., $165.00, 01/20/2017	(548)	(1,644)
Thermo Fisher Scientific, Inc., $170.00, 01/20/2017	(881)	(4,405)
UnitedHealth Group, Inc., $140.00, 01/20/2017	(891)	(1,853,280)
UnitedHealth Group, Inc., $145.00, 01/20/2017	(745)	(1,214,350)
UnitedHealth Group, Inc., $155.00, 01/20/2017	(84)	(57,960)
Visa, Inc., $85.00, 01/20/2017	(1,601)	(4,803)
Visa, Inc., $87.50, 01/20/2017	(1,227)	(2,454)
Visa, Inc., $90.00 01/19/2018	(1,611)	(496,188)
Visa, Inc., $90.00, 01/20/2017	(153)	(153)
Visa, Inc., $95.00, 01/20/2017	(326)	(62,266)
Zoetis, Inc., $55.00, 01/20/2017	(693)	(20,790)

TOTAL WRITTEN OPTIONS (Premiums $(16,242,366))		(16,147,225)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Flexibly Managed Fund

†	See Security Valuation Note.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at December 31, 2016 is $616,625.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2016. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2016 ††
United States	91%
United Kingdom	4
Canada	1
France	1
Germany	1
Ireland	1
Netherlands	1

Total	100%

††% of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$10,148,693	$—	$10,148,693	$—
COMMON STOCKS
Aerospace & Defense	12,578,944	12,578,944	—	—
Agriculture	139,226,626	139,226,626	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Auto Parts & Equipment	$18,760,028	$18,760,028	$—	$—
Banks	136,387,926	136,387,926	—	—
Beverages	57,990,166	57,990,166	—	—
Biotechnology	17,083,994	17,083,994	—	—
Building Materials	23,506,144	23,506,144	—	—
Chemicals	15,206,478	15,206,478	—	—
Commercial Services	74,257,480	69,326,302	4,931,178	—
Computers	39,992,646	39,992,646	—	—
Diversified	14,763,496	14,763,496	—	—
Diversified Financial Services	58,164,609	52,429,440	5,735,169	—
Electric	92,970,178	92,970,178	—	—
Electrical Components & Equipment	712,804	712,804	—	—
Electronics	121,853,778	121,853,778	—	—
Engineering & Construction	15,664,542	15,664,542	—	—
Food	88,911,096	88,911,096	—	—
Healthcare Products	51,819,964	51,819,964	—	—
Healthcare Services	177,721,602	177,721,602	—	—
Household Products & Wares	28,416,734	—	28,416,734	—
Insurance	126,388,643	126,388,643	—	—
Internet	145,196,327	145,196,327	—	—
Machinery — Diversified	29,009,358	29,009,358	—	—
Media	25,974,995	25,974,995	—	—
Miscellaneous Manufacturing	84,236,424	84,236,424	—	—
Oil & Gas	49,785,412	26,068,276	23,717,136	—
Pharmaceuticals	136,126,577	136,126,577	—	—
Retail	226,588,851	226,588,851	—	—
Semiconductors	5,720,848	5,720,848	—	—
Software	195,347,822	195,347,822	—	—
PREFERRED STOCKS	78,612,932	78,612,932
CORPORATE BONDS	757,201,610	—	757,201,610	—
LOAN AGREEMENTS	112,849,818	—	112,849,818	—
SHORT-TERM INVESTMENTS	272,702,685	272,702,685	—	—
PURCHASED OPTIONS	1,115,490	—	1,115,490	—

TOTAL INVESTMENTS	$3,442,995,720	$2,498,879,892	$944,115,828	$—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Flexibly Managed Fund

LIABILITIES TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(16,147,225)	$—	$(16,147,225)	$—

TOTAL LIABILITIES	$(16,147,225)	$—	$(16,147,225)	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $20,444,558)	2,584,121	$46,514,174

AFFILIATED FIXED INCOME FUNDS — 39.8%
Penn Series Quality Bond Fund* (Cost $25,510,540)	2,210,224	31,009,450

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $364,464)	364,464	364,464

TOTAL INVESTMENTS — 100.1% (Cost $46,319,562)		$77,888,088

Other Assets & Liabilities — (0.1)%		(86,847)

TOTAL NET ASSETS — 100.0%		$77,801,241

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
AFFILIATED EQUITY FUNDS	$46,514,174	$46,514,174	$—	$—
AFFILIATED FIXED INCOME FUNDS	31,009,450	31,009,450	—	—
SHORT-TERM INVESTMENTS	364,464	364,464	—	—

TOTAL INVESTMENTS	$77,888,088	$77,888,088	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 94.6%
Aerospace & Defense — 1.4%
The Boeing Co.	23,800	$3,705,184

Agriculture — 1.4%
Philip Morris International, Inc.	39,900	3,650,451

Airlines — 1.6%
American Airlines Group, Inc.	79,107	3,693,506
Delta Air Lines, Inc.	11,900	585,361

		4,278,867

Auto Manufacturers — 2.1%
Ferrari N.V.*	36,160	2,102,342
Tesla Motors, Inc.*	16,052	3,430,152

		5,532,494

Auto Parts & Equipment — 0.7%
Delphi Automotive PLC	28,900	1,946,415

Banks — 3.4%
First Republic Bank	5,781	532,661
JPMorgan Chase & Co.	22,200	1,915,638
Morgan Stanley	100,800	4,258,800
State Street Corp.	27,600	2,145,072

		8,852,171

Biotechnology — 4.6%
Alexion Pharmaceuticals, Inc.*	29,700	3,633,795
Biogen, Inc.*	11,532	3,270,245
Celgene Corp.*	14,000	1,620,500
Illumina, Inc.*	11,640	1,490,386
Vertex Pharmaceuticals, Inc.*	25,726	1,895,234

		11,910,160

Building Materials — 0.4%
Martin Marietta Materials, Inc.	4,843	1,072,870

Chemicals — 0.3%
Ashland Global Holdings, Inc.	6,500	710,385

Commercial Services — 4.7%
Equifax, Inc.	3,191	377,272
IHS Markit Ltd.*	24,152	855,222
Mastercard, Inc., Class A	55,800	5,761,350
PayPal Holdings, Inc.*	128,955	5,089,854

		12,083,698

Computers — 2.9%
Apple, Inc.	65,100	7,539,882

Diversified Financial Services — 5.7%
Intercontinental Exchange, Inc.	52,600	2,967,692
TD Ameritrade Holding Corp.	47,480	2,070,128
The Charles Schwab Corp.	48,900	1,930,083
Visa, Inc., Class A	100,300	7,825,406

		14,793,309

Electric — 0.7%
NextEra Energy, Inc.	15,200	1,815,792

	Number of Shares	Value†

Electronics — 1.3%
Fortive Corp.	25,600	$1,372,928
Honeywell International, Inc.	16,300	1,888,355

		3,261,283

Food — 0.9%
Mondelez International, Inc., Class A	50,200	2,225,366

Healthcare Products — 2.7%
Intuitive Surgical, Inc.*	6,260	3,969,904
Stryker Corp.	24,700	2,959,307

		6,929,211

Healthcare Services — 4.8%
Aetna, Inc.	21,023	2,607,062
Anthem, Inc.	7,900	1,135,783
Centene Corp.*	9,635	544,474
Cigna Corp.*	11,200	1,493,968
Humana, Inc.	12,211	2,491,410
UnitedHealth Group, Inc.	25,500	4,081,020

		12,353,717

Internet — 26.9%
Alibaba Group Holding Ltd. ADR*	34,500	3,029,445
Alphabet, Inc., Class A*	11,800	9,350,910
Alphabet, Inc., Class C*	10,340	7,980,619
Amazon.com, Inc.*	26,130	19,594,103
Ctrip.com International Ltd. ADR*	28,900	1,156,000
Facebook, Inc., Class A*	91,927	10,576,201
MercadoLibre, Inc.	6,600	1,030,524
Netflix, Inc.*	8,747	1,082,879
Tencent Holdings Ltd.*	130,900	3,173,947
The Priceline Group, Inc.*	7,620	11,171,377
VeriSign, Inc.*	20,636	1,569,781

		69,715,786

Lodging — 2.9%
Hilton Worldwide Holdings, Inc.	45,000	1,224,000
Las Vegas Sands Corp.	29,800	1,591,618
Marriott International, Inc., Class A	28,000	2,315,040
MGM Resorts International*	85,490	2,464,677

		7,595,335

Machinery — Diversified — 1.0%
Roper Technologies, Inc.	11,100	2,032,188
Wabtec Corp.	6,403	531,577

		2,563,765

Miscellaneous Manufacturing — 1.6%
Danaher Corp.	46,100	3,588,424
Illinois Tool Works, Inc.	4,700	575,562

		4,163,986

Pharmaceuticals — 2.0%
Allergan PLC*	5,513	1,157,785
Bristol-Myers Squibb Co.	33,200	1,940,208
Zoetis, Inc.	37,700	2,018,081

		5,116,074

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 8.3%
AutoZone, Inc.*	3,872	$3,058,067
Costco Wholesale Corp.	2,100	336,231
Dollar General Corp.	12,900	955,503
Lowe’s Cos., Inc.	33,200	2,361,184
O’Reilly Automotive, Inc.*	6,200	1,726,142
Ross Stores, Inc.	29,300	1,922,080
Signet Jewelers Ltd.	11,435	1,077,863
Starbucks Corp.	39,100	2,170,832
The Home Depot, Inc.	14,200	1,903,936
Tractor Supply Co.	27,582	2,090,992
Walgreens Boots Alliance, Inc.	36,099	2,987,553
Yum! Brands, Inc.	16,800	1,063,944

		21,654,327

Semiconductors — 2.8%
ASML Holding N.V.*	19,900	2,232,780
NVIDIA Corp.	15,700	1,675,818
NXP Semiconductors N.V.*	35,098	3,439,955

		7,348,553

Software — 8.2%
Fidelity National Information Services, Inc.	8,600	650,504
Fiserv, Inc.*	19,503	2,072,779
Microsoft Corp.	167,200	10,389,808
salesforce.com, Inc.*	62,800	4,299,288
ServiceNow, Inc.*	32,627	2,425,491
Workday, Inc., Class A*	20,100	1,328,409

		21,166,279

Telecommunications — 0.7%
Palo Alto Networks, Inc.*	4,800	600,240
T-Mobile US, Inc.*	19,300	1,109,943

		1,710,183

Transportation — 0.6%
FedEx Corp.	7,700	1,433,740

TOTAL COMMON STOCKS (Cost $189,985,788)		245,129,283

PREFERRED STOCKS — 1.7%
Internet — 0.9%
Dropbox Inc., Class A*^,~	24,940	239,424
Flipkart Ltd., Ordinary Shares*^,~	566	52,723
Flipkart Ltd., Series A*^,~	196	18,257
Flipkart Ltd., Series C*^,~	341	31,764
Flipkart Ltd., Series E*^,~	636	59,243
Flipkart Ltd., Series G*^,~	2,888	269,017
Flipkart Ltd., Series H*^,~	2,579	240,234
Snapchat Inc. Series F CONV*^,~	12,884	395,797
Uber Technologies, Inc., Series G, CONV*^,~	12,545	611,847
Xiaoju Kuaizhi, Inc (didi), CONV*^,~	11,920	455,667

		2,373,973

Lodging — 0.6%
Airbnb, Inc., Series D*^,~	9,999	1,049,895
Airbnb, Inc., Series E, CONV*^,~	3,694	387,870

		1,437,765

	Number of Shares	Value†

Real Estate — 0.1%
WeWork Companies, Inc., Class A*^,~	923	$29,905
WeWork Companies, Inc., Series E*^,~	8,297	268,823

		298,728

Software — 0.1%
Magic Leap Inc., Series C, CONV*^,~	15,808	364,106

TOTAL PREFERRED STOCKS (Cost $6,160,412)		4,474,572

REAL ESTATE INVESTMENT TRUSTS — 2.9%
Diversified — 2.9%
American Tower Corp.	37,400	3,952,432
Crown Castle International Corp.	22,000	1,908,940
Equinix, Inc.	4,800	1,715,568

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,160,412)		7,576,940

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,745,183	1,745,183
T. Rowe Price Investment, Ltd.	399,327	399,327

TOTAL SHORT-TERM INVESTMENTS (Cost $2,144,510)		2,144,510

TOTAL INVESTMENTS — 100.0% (Cost $202,430,935)		$259,325,305

Other Assets & Liabilities — 0.0%		(47,265)

TOTAL NET ASSETS — 100.0%		$259,278,040

^	Illiquid security. The total market value of illiquid securities at December 31, 2016 is $4,474,572.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2016 is $4,474,572.
ADR	— American Depository Receipt.
CONV	— Convertible Security.
PLC	— Public Limited Company.

Country Weightings as of 12/31/2016††
United States	93%
China	3
Netherlands	2
Italy	1
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2016

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Growth Stock Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS
Aerospace & Defense	$3,705,184	$3,705,184	$—	$—
Agriculture	3,650,451	3,650,451	—	—
Airlines	4,278,867	4,278,867	—	—
Auto Manufacturers	5,532,494	5,532,494	—	—
Auto Parts & Equipment	1,946,415	1,946,415	—	—
Banks	8,852,171	8,852,171	—	—
Biotechnology	11,910,160	11,910,160	—	—
Building Materials	1,072,870	1,072,870	—	—
Chemicals	710,385	710,385	—	—
Commercial Services	12,083,698	12,083,698	—	—
Computers	7,539,882	7,539,882	—	—
Diversified Financial Services	14,793,309	14,793,309	—	—
Electric	1,815,792	1,815,792	—	—
Electronics	3,261,283	3,261,283	—	—
Food	2,225,366	2,225,366	—	—
Healthcare Products	6,929,211	6,929,211	—	—
Healthcare Services	12,353,717	12,353,717	—	—
Internet	69,715,786	66,541,839	3,173,947	—
Lodging	7,595,335	7,595,335	—	—
Machinery — Diversified	2,563,765	2,563,765	—	—
Miscellaneous Manufacturing	4,163,986	4,163,986	—	—
Pharmaceuticals	5,116,074	5,116,074	—	—
Retail	21,654,327	21,654,327	—	—
Semiconductors	7,348,553	7,348,553	—	—
Software	21,166,279	21,166,279	—	—
Telecommunications	1,710,183	1,710,183	—	—
Transportation	1,433,740	1,433,740	—	—
REAL ESTATE INVESTMENT TRUSTS
Diversified	3,952,432	3,952,432	—	—
Internet	1,715,568	1,715,568	—	—
Telecommunications	1,908,940	1,908,940	—	—
PREFERRED STOCKS	4,474,572	—	—	4,474,572
SHORT-TERM INVESTMENTS	2,144,510	2,144,510	—	—

TOTAL INVESTMENTS	$259,325,305	$251,676,786	$3,173,947	$4,474,572

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2015	$3,814,644
Purchases	759,903
Sales	114,961
Realized Gain (Loss)	(115,858)
Change in Appreciation/(Depreciation)	(99,078)

Balance as of 12/31/2016	$4,474,572

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Advertising — 0.4%
Omnicom Group, Inc.	2,021	$172,007

Aerospace & Defense — 1.0%
United Technologies Corp.	4,073	446,482

Apparel — 5.7%
LVMH Moet Hennessy Louis Vuitton S.E.	4,193	799,489
NIKE, Inc., Class B	20,611	1,047,657
VF Corp.	10,672	569,351

		2,416,497

Beverages — 3.1%
AMBEV S.A. ADR	62,831	308,500
PepsiCo, Inc.	5,905	617,840
Pernod Ricard S.A.	3,663	396,412

		1,322,752

Chemicals — 8.8%
Ecolab, Inc.	8,980	1,052,635
LyondellBasell Industries NV, Class A	1,860	159,551
Monsanto Co.	8,591	903,859
PPG Industries, Inc.	6,867	650,717
Praxair, Inc.	1,326	155,394
The Sherwin-Williams Co.	3,108	835,244

		3,757,400

Commercial Services — 4.5%
Equifax, Inc.	5,629	665,517
Mastercard, Inc., Class A	6,140	633,955
Moody’s Corp.	6,391	602,479

		1,901,951

Computers — 8.7%
Accenture PLC, Class A	14,685	1,720,054
Apple, Inc.	8,312	962,696
Cognizant Technology Solutions Corp., Class A*	18,662	1,045,632

		3,728,382

Cosmetics & Personal Care — 6.5%
Colgate-Palmolive Co.	17,202	1,125,699
Coty, Inc., Class A	34,621	633,910
L’Oreal S.A.	1,941	353,778
The Estee Lauder Cos., Inc., Class A	8,522	651,848

		2,765,235

Distribution & Wholesale — 1.5%
Fastenal Co.	5,478	257,356
W.W. Grainger, Inc.	1,655	384,374

		641,730

Diversified Financial Services — 6.6%
CME Group, Inc.	2,188	252,386
The Blackstone Group LP	27,698	748,677
The Charles Schwab Corp.	12,844	506,953
Visa, Inc., Class A	16,623	1,296,926

		2,804,942

	Number of Shares	Value†

Electronics — 8.4%
Amphenol Corp., Class A	9,718	$653,050
Fortive Corp.	5,250	281,557
Mettler-Toledo International, Inc.*	1,854	776,010
Thermo Fisher Scientific, Inc.	10,334	1,458,127
Waters Corp.*	3,122	419,566

		3,588,310

Entertainment — 0.7%
Paddy Power Befair PLC	2,872	310,778

Food — 0.6%
Compass Group PLC	14,624	270,276

Healthcare Products — 3.2%
DENTSPLY SIRONA, Inc.	5,440	314,051
The Cooper Cos., Inc.	2,693	471,087
Zimmer Biomet Holdings, Inc.	5,797	598,250

		1,383,388

Household Products & Wares — 0.7%
Church & Dwight Co., Inc.	6,878	303,939

Insurance — 1.5%
Aon PLC	5,554	619,438

Internet — 6.0%
Alphabet, Inc., Class A*	3,253	2,577,840

Media — 2.9%
The Walt Disney Co.	1,974	205,730
Time Warner, Inc.	2,756	266,037
Twenty-First Century Fox, Inc., Class A	28,013	785,484

		1,257,251

Miscellaneous Manufacturing — 2.4%
Colfax Corp.*	10,450	375,469
Danaher Corp.	8,279	644,437

		1,019,906

Oil & Gas Services — 0.6%
Schlumberger Ltd.	2,962	248,660

Pharmaceuticals — 10.7%
Abbott Laboratories	28,722	1,103,212
Eli Lilly & Co.	8,313	611,421
Express Scripts Holding Co.*	4,867	334,801
Mead Johnson Nutrition Co.	13,750	972,950
Roche Holding AG	2,539	578,772
Zoetis, Inc.	18,455	987,896

		4,589,052

Retail — 5.2%
AutoZone, Inc.*	943	744,772
CVS Health Corp.	8,901	702,378
The TJX Cos., Inc.	10,500	788,865

		2,236,015

Semiconductors — 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	15,929	457,959
Texas Instruments, Inc.	11,468	836,820

		1,294,779

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 3.8%
Electronic Arts, Inc.*	3,189	$251,166
Fidelity National Information Services, Inc.	11,110	840,360
Fiserv, Inc.*	5,038	535,439

		1,626,965

Transportation — 1.6%
Union Pacific Corp.	6,526	676,616

TOTAL COMMON STOCKS (Cost $36,619,992)		41,960,591

SHORT-TERM INVESTMENTS — 1.3%
Money Market — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $580,111)	580,111	580,111

TOTAL INVESTMENTS — 99.4% (Cost $37,200,103)		$42,540,702

Other Assets & Liabilities — 0.6%		250,245

TOTAL NET ASSETS — 100.0%		$42,790,947

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
LP	— Limited Partnership.
PLC	— Public Limited Company.

Country Weightings as of 12/31/2016††
United States	86%
Ireland	5
France	4
United Kingdom	2
Brazil	1
Switzerland	1
Taiwan	1

Total	100%

††%	of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$172,007	$172,007	$—	$—
Aerospace & Defense	446,482	446,482	—	—
Apparel	2,416,497	1,617,008	799,489	—
Beverages	1,322,752	926,340	396,412	—

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Chemicals	$3,757,400	$3,757,400	$—	$—
Commercial Services	1,901,951	1,901,951	—	—
Computers	3,728,382	3,728,382	—	—
Cosmetics & Personal Care	2,765,235	2,411,457	353,778	—
Distribution & Wholesale	641,730	641,730	—	—
Diversified Financial Services	2,804,942	2,804,942	—	—
Electronics	3,588,310	3,588,310	—	—
Entertainment	310,778	—	310,778	—
Food	270,276	—	270,276	—
Healthcare Products	1,383,388	1,383,388	—	—
Household Products & Wares	303,939	303,939	—	—
Insurance	619,438	619,438	—	—
Internet	2,577,840	2,577,840	—	—
Media	1,257,251	1,257,251	—	—
Miscellaneous Manufacturing	1,019,906	1,019,906	—	—
Oil & Gas Services	248,660	248,660	—	—
Pharmaceuticals	4,589,052	4,010,280	578,772	—
Retail	2,236,015	2,236,015	—	—
Semiconductors	1,294,779	1,294,779	—	—
Software	1,626,965	1,626,965	—	—
Transportation	676,616	676,616	—	—

TOTAL COMMON STOCKS	41,960,591	39,251,086	2,709,505	—

SHORT-TERM INVESTMENTS	580,111	580,111	—	—

TOTAL INVESTMENTS	$42,540,702	$39,831,197	$2,709,505	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Core Growth Fund

	Number of Shares		Value†
COMMON STOCKS — 96.5%
Aerospace & Defense — 7.5%
TransDigm Group, Inc.	10,180		$2,534,413
United Technologies Corp.	46,411		5,087,574

			7,621,987

Apparel — 2.7%
Michael Kors Holdings Ltd.*	42,308		1,818,398
Under Armour, Inc., Class A*	32,264		937,269

			2,755,667

Auto Parts & Equipment — 0.0%
Adient PLC*	—	(1)	18

Building Materials — 1.4%
Martin Marietta Materials, Inc.	6,482		1,435,957

Chemicals — 1.7%
The Sherwin-Williams Co.	6,268		1,684,462

Commercial Services — 9.4%
IHS Markit Ltd.*	71,487		2,531,355
S&P Global Inc.	41,178		4,428,282
Verisk Analytics, Inc.*	31,177		2,530,637

			9,490,274

Diversified Financial Services — 7.8%
Mastercard, Inc., Class A	47,707		4,925,748
Visa, Inc., Class A	37,888		2,956,022

			7,881,770

Electronics — 1.1%
Fortive Corp.	20,535		1,101,292

Healthcare Products — 1.6%
Danaher Corp.	20,235		1,575,092

Insurance — 5.0%
Berkshire Hathaway, Inc., Class B*	30,995		5,051,565

Internet — 29.4%
Alphabet, Inc., Class C*	8,878		6,852,218
Amazon.com, Inc.*	12,589		9,440,113
Facebook, Inc., Class A*	75,500		8,686,275
The Priceline Group, Inc.*	1,676		2,457,117
Twitter, Inc.*	140,602		2,291,813

			29,727,536

Leisure Time — 1.6%
Harley-Davidson, Inc.	27,205		1,587,140

Lodging — 3.2%
Marriott International, Inc., Class A	38,965		3,221,626

Media — 1.2%
The Walt Disney Co.	11,235		1,170,912

Oil & Gas — 1.1%
Phillips 66	13,001		1,123,416

Pharmaceuticals — 2.9%
Zoetis, Inc.	55,446		2,968,024

	Number of Shares	Value†

Retail — 13.1%
Chipotle Mexican Grill, Inc.*	2,481	$936,131
Dollar Tree, Inc.*	28,939	2,233,512
Dunkin’ Brands Group, Inc.	47,866	2,510,093
Starbucks Corp.	28,403	1,576,934
The Home Depot, Inc.	12,574	1,685,922
The TJX Cos., Inc.	35,228	2,646,680
Tiffany & Co.	20,845	1,614,028

		13,203,300

Software — 5.8%
MSCI, Inc.	32,876	2,589,971
salesforce.com, Inc.*	47,695	3,265,200

		5,855,171

TOTAL COMMON STOCKS (Cost $91,681,278)		97,455,209

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,646,837)	3,646,837	3,646,837

TOTAL INVESTMENTS — 100.1% (Cost $95,328,115)		$101,102,046

Other Assets & Liabilities — (0.1)%		(81,607)

TOTAL NET ASSETS — 100.0%		$101,020,439

†	See Security Valuation Note.
*	Non-income producing security.
(1)	Less than 0.50 shares.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$97,455,209	$97,455,209	$—	$—

SHORT-TERM INVESTMENTS	3,646,837	3,646,837	—	—

TOTAL INVESTMENTS	$101,102,046	$101,102,046	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 95.9%
Aerospace & Defense — 4.9%
Harris Corp.	28,543	$2,924,801
Northrop Grumman Corp.	12,772	2,970,512
United Technologies Corp.	37,654	4,127,631

		10,022,944

Agriculture — 1.5%
Philip Morris International, Inc.	34,083	3,118,254

Apparel — 0.8%
Ralph Lauren Corp.	18,162	1,640,392

Banks — 15.3%
Bank of America Corp.	248,470	5,491,187
Citigroup, Inc.	64,306	3,821,706
Fifth Third Bancorp	90,471	2,440,003
JPMorgan Chase & Co.	80,417	6,939,183
State Street Corp.	26,777	2,081,108
The PNC Financial Services Group, Inc.	37,749	4,415,123
Wells Fargo & Co.	105,240	5,799,776

		30,988,086

Beverages — 1.4%
PepsiCo, Inc.	26,948	2,819,569

Building Materials — 2.3%
Johnson Controls International PLC	57,213	2,356,603
Vulcan Materials Co.	18,772	2,349,316

		4,705,919

Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	40,546	2,976,076

Computers — 1.6%
Apple, Inc.	27,677	3,205,550

Diversified Financial Services — 6.1%
Alliance Data Systems Corp.	11,620	2,655,170
American Express Co.	27,922	2,068,462
Ameriprise Financial, Inc.	22,318	2,475,959
Discover Financial Services	39,028	2,813,528
FNF Group	68,874	2,338,961

		12,352,080

Electric — 2.9%
NextEra Energy, Inc.	24,747	2,956,277
PG&E Corp.	46,695	2,837,655

		5,793,932

Electronics — 1.5%
Honeywell International, Inc.	26,172	3,032,026

Food — 1.5%
Mondelez International, Inc., Class A	67,122	2,975,518

Healthcare Products — 2.5%
Abbott Laboratories	46,891	1,801,083
Medtronic PLC	44,481	3,168,382

		4,969,465

	Number of Shares	Value†

Healthcare Services — 3.3%
Aetna, Inc.	11,695	$1,450,297
Humana, Inc.	7,869	1,605,512
UnitedHealth Group, Inc.	22,766	3,643,471

		6,699,280

Housewares — 1.2%
Newell Brands, Inc.	52,883	2,361,226

Insurance — 6.0%
American International Group, Inc.	55,135	3,600,867
MetLife, Inc.	58,583	3,157,038
The Travelers Cos., Inc.	24,297	2,974,439
Unum Group	57,442	2,523,427

		12,255,771

Internet — 2.0%
Liberty Interactive Corp. QVC Group, Class A*	101,163	2,021,237
Symantec Corp.	87,167	2,082,419

		4,103,656

Leisure Time — 1.0%
Harley-Davidson, Inc.	35,429	2,066,928

Media — 2.0%
Comcast Corp., Class A	57,598	3,977,142

Miscellaneous Manufacturing — 2.4%
Eaton Corp. PLC	35,866	2,406,250
Pentair PLC	42,431	2,379,106

		4,785,356

Oil & Gas — 7.2%
Anadarko Petroleum Corp.	47,439	3,307,922
Chevron Corp.	37,098	4,366,435
Hess Corp.	43,267	2,695,101
Marathon Petroleum Corp.	44,675	2,249,386
Royal Dutch Shell PLC ADR, Class A	37,915	2,061,818

		14,680,662

Oil & Gas Services — 2.9%
Baker Hughes, Inc.	23,438	1,522,767
Halliburton Co.	80,279	4,342,291

		5,865,058

Packaging and Containers — 1.3%
Sealed Air Corp.	59,445	2,695,236

Pharmaceuticals — 7.4%
Allergan PLC*	12,552	2,636,046
Eli Lilly & Co.	29,919	2,200,542
Merck & Co., Inc.	61,035	3,593,130
Pfizer, Inc.	123,733	4,018,848
Teva Pharmaceutical Industries Ltd. ADR	69,022	2,502,048

		14,950,614

Real Estate — 1.0%
CBRE Group, Inc., Class A*	65,957	2,076,986

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 3.8%
Advance Auto Parts, Inc.	15,492	$2,620,007
CVS Health Corp.	33,635	2,654,138
Dollar General Corp.	31,978	2,368,610

		7,642,755

Semiconductors — 1.5%
QUALCOMM, Inc.	45,468	2,964,514

Software — 3.8%
Microsoft Corp.	73,718	4,580,837
Oracle Corp.	80,721	3,103,722

		7,684,559

Telecommunications — 3.9%
Cisco Systems, Inc.	110,494	3,339,128
Verizon Communications, Inc.	54,894	2,930,242
Vodafone Group PLC-ADR	66,707	1,629,652

		7,899,022

Transportation — 1.4%
Norfolk Southern Corp.	26,523	2,866,341

TOTAL COMMON STOCKS (Cost $156,634,508)		194,174,917

REAL ESTATE INVESTMENT TRUSTS — 1.7%
Advertising — 0.5%
Outfront Media, Inc.	41,337	1,028,051

Diversified — 1.2%
Weyerhaeuser Co.	84,400	2,539,596

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,395,462)		3,567,647

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,188,824)	3,188,824	3,188,824

TOTAL INVESTMENTS — 99.2% (Cost $163,218,794)		$200,931,388

Other Assets & Liabilities — 0.8%		1,621,231

TOTAL NET ASSETS — 100.0%		$202,552,619

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.

Country Weightings as of 12/31/2016††
United States	95%
United Kingdom	2
Ireland	1
Israel	1
Netherlands	1

Total	100%

††% of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS	$194,174,917	$194,174,917	$—	$—

REAL ESTATE INVESTMENT TRUSTS	3,567,647	3,567,647	—	—

SHORT-TERM INVESTMENTS	3,188,824	3,188,824	—	—

TOTAL INVESTMENTS	$200,931,388	$200,931,388	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 95.7%
Aerospace & Defense — 1.3%
United Technologies Corp.	22,758	$2,494,732

Agriculture — 2.3%
Altria Group, Inc.	65,396	4,422,078

Auto Parts & Equipment — 1.5%
The Goodyear Tire & Rubber Co.	90,397	2,790,555

Banks — 14.3%
Credit Suisse Group AG ADR	130,882	1,872,922
JPMorgan Chase & Co.	102,713	8,863,105
KeyCorp.	166,957	3,050,304
The Goldman Sachs Group, Inc.	12,451	2,981,392
U.S. Bancorp	50,024	2,569,733
Wells Fargo & Co.	146,029	8,047,658

		27,385,114

Biotechnology — 0.4%
Biogen, Inc.*	2,868	813,307

Chemicals — 1.3%
PPG Industries, Inc.	26,987	2,557,288

Computers — 2.1%
Apple, Inc.	34,317	3,974,595

Cosmetics & Personal Care — 1.5%
The Estee Lauder Cos., Inc., Class A	14,891	1,139,012
The Procter & Gamble Co.	21,211	1,783,421

		2,922,433

Diversified Financial Services — 5.3%
E*TRADE Financial Corp.*	75,027	2,599,686
iShares Russell 1000 Value ETF	5,581	625,239
Lazard Ltd, Class A	41,356	1,699,318
The Charles Schwab Corp.	53,425	2,108,685
Visa, Inc., Class A	40,646	3,171,201

		10,204,129

Electric — 4.4%
NextEra Energy, Inc.	38,800	4,635,048
PG&E Corp.	62,376	3,790,590

		8,425,638

Electrical Components & Equipment — 1.7%
Hubbell, Inc.	27,968	3,263,866

Electronics — 0.8%
Thermo Fisher Scientific, Inc.	11,113	1,568,044

Food — 3.3%
General Mills, Inc.	36,051	2,226,870
Kellogg Co.	24,047	1,772,504
The Kroger Co.	68,431	2,361,554

		6,360,928

Forest Products & Paper — 0.7%
International Paper Co.	25,396	1,347,512

Gas — 2.1%
Sempra Energy	39,454	3,970,651

	Number of Shares	Value†

Healthcare Products — 1.1%
Zimmer Biomet Holdings, Inc.	20,607	$2,126,642

Healthcare Services — 0.8%
Aetna, Inc.	12,589	1,561,162

Home Furnishings — 1.1%
Whirlpool Corp.	11,938	2,169,970

Insurance — 5.0%
Alleghany Corp.*	1,911	1,162,117
American Financial Group, Inc.	20,402	1,797,824
Chubb, Ltd.	34,367	4,540,568
W. R. Berkley Corp.	31,060	2,065,801

		9,566,310

Internet — 3.6%
Alphabet, Inc., Class C*	3,950	3,048,689
CDW Corp.	19,150	997,524
eBay, Inc.*	96,031	2,851,160

		6,897,373

Machinery — Construction & Mining — 1.6%
Caterpillar, Inc.	32,394	3,004,220

Miscellaneous Manufacturing — 4.5%
General Electric Co.	231,979	7,330,536
Trinity Industries, Inc.	44,997	1,249,117

		8,579,653

Oil & Gas — 10.1%
Anadarko Petroleum Corp.	39,131	2,728,605
Chevron Corp.	56,708	6,674,532
EOG Resources, Inc.	21,424	2,165,966
Exxon Mobil Corp.	13,597	1,227,265
Occidental Petroleum Corp.	57,425	4,090,383
Pioneer Natural Resources Co.	14,030	2,526,382

		19,413,133

Oil & Gas Services — 3.8%
Halliburton Co.	53,019	2,867,798
Oceaneering International, Inc.	47,031	1,326,744
Schlumberger Ltd.	36,740	3,084,323

		7,278,865

Pharmaceuticals — 10.0%
Allergan PLC*	13,664	2,869,577
Eli Lilly & Co.	27,708	2,037,924
Johnson & Johnson	61,404	7,074,355
Pfizer, Inc.	157,482	5,115,015
Zoetis, Inc.	36,561	1,957,110

		19,053,981

Retail — 2.8%
L Brands, Inc.	20,026	1,318,512
Sally Beauty Holdings, Inc.*	32,646	862,507
The Home Depot, Inc.	23,015	3,085,851

		5,266,870

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.9%
Intel Corp.	124,821	$4,527,257
NXP Semiconductors N.V.*	9,875	967,849

		5,495,106

Telecommunications — 3.5%
Verizon Communications, Inc.	125,475	6,697,856

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	49,024	3,591,498

TOTAL COMMON STOCKS (Cost $161,971,138)		183,203,509

REAL ESTATE INVESTMENT TRUSTS — 5.0%
Apartments — 1.3%
Equity Residential	38,897	2,503,411

Regional Malls — 1.8%
Simon Property Group, Inc.	18,839	3,347,125

Storage & Warehousing — 0.7%
Public Storage	6,305	1,409,167

Strip Centers — 1.2%
Federal Realty Investment Trust	16,162	2,296,782

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,229,625)		9,556,485

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,298,826)	1,298,826	1,298,826

TOTAL INVESTMENTS — 101.4% (Cost $173,499,589)		$194,058,820

Other Assets & Liabilities — (1.4)%		(2,672,562)

TOTAL NET ASSETS — 100.0%		$191,386,258

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2016††
United States	94%
Switzerland	3
France	2
Bermuda	1

Total	100%

††% of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS	$183,203,509	$183,203,509	$—	$—

REAL ESTATE INVESTMENT TRUSTS	9,556,485	9,556,485	—	—

SHORT-TERM INVESTMENTS	1,298,826	1,298,826	—	—

TOTAL INVESTMENTS	$194,058,820	$194,058,820	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 96.8%
Advertising — 0.2%
Omnicom Group, Inc.	5,167	$439,763
The Interpublic Group of Cos., Inc.	9,034	211,486

		651,249

Aerospace & Defense — 2.2%
Arconic, Inc.	9,449	175,185
General Dynamics Corp.	6,397	1,104,506
Harris Corp.	2,600	266,422
L-3 Communications Holdings, Inc.	1,800	273,798
Lockheed Martin Corp.	5,598	1,399,164
Northrop Grumman Corp.	3,992	928,460
Raytheon Co.	6,476	919,592
Rockwell Collins, Inc.	2,945	273,178
The Boeing Co.	12,921	2,011,541
TransDigm Group, Inc.	1,100	273,856
United Technologies Corp.	17,342	1,901,030

		9,526,732

Agriculture — 1.8%
Altria Group, Inc.	43,478	2,939,983
Archer-Daniels-Midland Co.	12,899	588,839
Philip Morris International, Inc.	34,553	3,161,254
Reynolds American, Inc.	18,354	1,028,558

		7,718,634

Airlines — 0.6%
Alaska Air Group, Inc.	2,800	248,444
American Airlines Group, Inc.	11,900	555,611
Delta Air Lines, Inc.	16,600	816,554
Southwest Airlines Co.	14,017	698,607
United Continental Holdings, Inc.*	6,600	481,008

		2,800,224

Apparel — 0.6%
Coach, Inc.	6,277	219,821
Hanesbrands, Inc.	8,700	187,659
Michael Kors Holdings Ltd.*	4,000	171,920
NIKE, Inc., Class B	29,792	1,514,327
Ralph Lauren Corp.	1,228	110,913
Under Armour, Inc., Class A*	3,900	113,295
Under Armour, Inc., Class C*	3,927	98,843
VF Corp.	7,232	385,827

		2,802,605

Auto Manufacturers — 0.6%
Ford Motor Co.	86,667	1,051,271
General Motors Co.	31,600	1,100,944
PACCAR, Inc.	7,944	507,621

		2,659,836

Auto Parts & Equipment — 0.2%
BorgWarner, Inc.	4,300	169,592
Delphi Automotive PLC	6,100	410,835
The Goodyear Tire & Rubber Co.	6,106	188,492

		768,919

	Number of Shares	Value†

Banks — 8.2%
Bank of America Corp.	227,411	$5,025,783
BB&T Corp.	17,799	836,909
Capital One Financial Corp.	11,241	980,665
Citigroup, Inc.	64,669	3,843,279
Citizens Financial Group, Inc.	11,300	402,619
Comerica, Inc.	3,844	261,815
Fifth Third Bancorp	16,746	451,640
Huntington Bancshares, Inc.	24,565	324,749
JPMorgan Chase & Co.	80,364	6,934,609
KeyCorp.	24,699	451,251
M&T Bank Corp.	3,452	539,996
Morgan Stanley	32,863	1,388,462
Northern Trust Corp.	4,647	413,815
Regions Financial Corp.	28,294	406,302
State Street Corp.	8,247	640,957
SunTrust Banks, Inc.	11,088	608,177
The Bank of New York Mellon Corp.	23,780	1,126,696
The Goldman Sachs Group, Inc.	8,443	2,021,676
The PNC Financial Services Group, Inc.	10,983	1,284,572
U.S. Bancorp	35,956	1,847,060
Wells Fargo & Co.	101,037	5,568,149
Zions Bancorporation	4,804	206,764

		35,565,945

Beverages — 2.1%
Brown-Forman Corp., Class B	3,886	174,559
Constellation Brands, Inc., Class A	3,923	601,435
Dr. Pepper Snapple Group, Inc.	4,000	362,680
Molson Coors Brewing Co., Class B	4,138	402,669
Monster Beverage Corp.*	8,904	394,803
PepsiCo, Inc.	32,139	3,362,704
The Coca-Cola Co.	86,386	3,581,564

		8,880,414

Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc.*	5,000	611,750
Amgen, Inc.	16,645	2,433,665
Biogen, Inc.*	4,833	1,370,542
Celgene Corp.*	17,356	2,008,957
Gilead Sciences, Inc.	29,478	2,110,920
Illumina, Inc.*	3,200	409,728
Regeneron Pharmaceuticals, Inc.*	1,700	624,053
Vertex Pharmaceuticals, Inc.*	5,400	397,818

		9,967,433

Building Materials — 0.5%
Fortune Brands Home & Security, Inc.	3,500	187,110
Johnson Controls International PLC	21,198	873,146
Martin Marietta Materials, Inc.	1,400	310,142
Masco Corp.	7,377	233,261
Vulcan Materials Co.	3,041	380,581

		1,984,240

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — 2.1%
Air Products & Chemicals, Inc.	4,721	$678,974
Albemarle Corp.	2,600	223,808
CF Industries Holdings, Inc.	5,300	166,844
E.I. du Pont de Nemours & Co.	19,423	1,425,648
Eastman Chemical Co.	3,282	246,839
Ecolab, Inc.	5,833	683,744
FMC Corp.	3,100	175,336
International Flavors & Fragrances, Inc.	1,875	220,931
LyondellBasell Industries NV, Class A	7,500	643,350
Monsanto Co.	9,836	1,034,846
PPG Industries, Inc.	5,828	552,261
Praxair, Inc.	6,426	753,063
The Dow Chemical Co.	24,979	1,429,299
The Mosaic Co.	7,600	222,908
The Sherwin-Williams Co.	1,734	465,995

		8,923,846

Commercial Services — 1.9%
Allegion PLC	2,266	145,024
Alliance Data Systems Corp.	1,300	297,050
Automatic Data Processing, Inc.	10,243	1,052,776
Cintas Corp.	1,955	225,920
Equifax, Inc.	2,677	316,502
Global Payments, Inc.	3,481	241,616
H&R Block, Inc.	5,266	121,065
Mastercard, Inc., Class A	21,300	2,199,225
Moody’s Corp.	3,673	346,254
Paychex, Inc.	7,275	442,902
PayPal Holdings, Inc.*	24,728	976,014
Quanta Services, Inc.*	3,400	118,490
Robert Half International, Inc.	2,707	132,048
S&P Global Inc.	5,986	643,734
The Western Union Co.	11,178	242,786
Total System Services, Inc.	3,477	170,477
United Rentals, Inc.*	1,900	200,602
Verisk Analytics, Inc.*	3,600	292,212

		8,164,697

Computers — 5.1%
Accenture PLC, Class A	13,900	1,628,107
Apple, Inc.	120,002	13,898,631
Cognizant Technology Solutions Corp., Class A*	13,504	756,629
CSRA, Inc.	3,357	106,887
Hewlett Packard Enterprise Co.	37,383	865,042
HP, Inc.	37,583	557,732
International Business Machines Corp.	19,320	3,206,927
NetApp, Inc.	6,421	226,469
Seagate Technology PLC	6,900	263,373
Teradata Corp.*	2,616	71,077
Western Digital Corp.	6,197	421,086

		22,001,960

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	19,870	1,300,293
Coty, Inc., Class A	10,656	195,111

	Number of Shares	Value†

Cosmetics & Personal Care — (continued)
The Estee Lauder Cos., Inc., Class A	5,074	$388,110
The Procter & Gamble Co.	59,368	4,991,662

		6,875,176

Distribution & Wholesale — 0.3%
Fastenal Co.	6,700	314,766
Genuine Parts Co.	3,405	325,314
LKQ Corp.*	7,000	214,550
W.W. Grainger, Inc.	1,272	295,422

		1,150,052

Diversified Financial Services — 2.7%
Affiliated Managers Group, Inc.*	1,100	159,830
American Express Co.	17,180	1,272,694
Ameriprise Financial, Inc.	3,646	404,487
BlackRock, Inc.	2,699	1,027,078
CME Group, Inc.	7,460	860,511
Discover Financial Services	8,878	640,015
E*TRADE Financial Corp.*	5,881	203,777
Franklin Resources, Inc.	7,656	303,025
Intercontinental Exchange, Inc.	13,350	753,207
Invesco Ltd.	8,867	269,025
Nasdaq, Inc.	2,500	167,800
Navient Corp.	7,534	123,784
Synchrony Financial	17,912	649,668
T. Rowe Price Group, Inc.	5,581	420,026
The Charles Schwab Corp.	27,069	1,068,413
Visa, Inc., Class A	41,956	3,273,407

		11,596,747

Diversified Operations — 0.0%
Leucadia National Corp.	7,260	168,795

Electric — 2.9%
AES Corp.	14,644	170,163
Alliant Energy Corp.	5,200	197,028
Ameren Corp.	5,398	283,179
American Electric Power Co., Inc.	11,157	702,445
CMS Energy Corp.	6,243	259,834
Consolidated Edison, Inc.	6,834	503,529
Dominion Resources, Inc.	13,809	1,057,631
DTE Energy Co.	4,092	403,103
Duke Energy Corp.	15,418	1,196,745
Edison International	7,400	532,726
Entergy Corp.	4,147	304,680
Eversource Energy	7,193	397,269
Exelon Corp.	20,310	720,802
FirstEnergy Corp.	9,256	286,658
NextEra Energy, Inc.	10,315	1,232,230
NRG Energy, Inc.	7,800	95,628
PG&E Corp.	10,950	665,432
Pinnacle West Capital Corp.	2,569	200,459
PPL Corp.	15,298	520,897
Public Service Enterprise Group, Inc.	11,249	493,606
SCANA Corp.	3,100	227,168
The Southern Co.	21,643	1,064,619

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
WEC Energy Group, Inc.	7,050	$413,483
Xcel Energy, Inc.	11,630	473,341

		12,402,655

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	1,000	230,860
AMETEK, Inc.	5,300	257,580
Emerson Electric Co.	14,176	790,312

		1,278,752

Electronics — 1.3%
Agilent Technologies, Inc.	7,345	334,638
Amphenol Corp., Class A	6,900	463,680
FLIR Systems, Inc.	3,043	110,126
Fortive Corp.	6,784	363,826
Garmin Ltd.	2,800	135,772
Honeywell International, Inc.	16,908	1,958,792
Mettler-Toledo International, Inc.*	600	251,136
PerkinElmer, Inc.	2,516	131,209
TE Connectivity Ltd.	7,900	547,312
Thermo Fisher Scientific, Inc.	8,682	1,225,030
Waters Corp.*	1,858	249,697

		5,771,218

Engineering & Construction — 0.1%
Fluor Corp.	3,170	166,488
Jacobs Engineering Group, Inc.*	2,583	147,231

		313,719

Environmental Control — 0.3%
Republic Services, Inc.	5,314	303,164
Stericycle, Inc.*	2,000	154,080
Waste Management, Inc.	9,000	638,190

		1,095,434

Food — 1.8%
Campbell Soup Co.	4,016	242,848
Conagra Brands, Inc.	9,202	363,939
General Mills, Inc.	13,510	834,513
Hormel Foods Corp.	6,200	215,822
Kellogg Co.	5,766	425,012
Lamb Weston Holdings, Inc.*	0	0
McCormick & Co., Inc.	2,619	244,431
Mondelez International, Inc., Class A	34,663	1,536,611
Sysco Corp.	11,252	623,023
The Hershey Co.	3,187	329,632
The J.M. Smucker Co.	2,634	337,310
The Kraft Heinz Co.	13,354	1,166,071
The Kroger Co.	21,490	741,620
Tyson Foods, Inc., Class A	6,649	410,110
Whole Foods Market, Inc.	6,786	208,737

		7,679,679

Forest Products & Paper — 0.1%
International Paper Co.	9,267	491,707

	Number of Shares	Value†

Gas — 0.2%
CenterPoint Energy, Inc.	9,322	$229,694
NiSource, Inc.	7,365	163,061
Sempra Energy	5,398	543,255

		936,010

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	227,446
Stanley Black & Decker, Inc.	3,340	383,065

		610,511

Healthcare Products — 2.0%
Baxter International, Inc.	11,042	489,602
Becton Dickinson & Co.	4,735	783,879
Boston Scientific Corp.*	30,548	660,753
C.R. Bard, Inc.	1,642	368,892
DENTSPLY SIRONA, Inc.	5,100	294,423
Edwards Lifesciences Corp.*	4,700	440,390
Henry Schein, Inc.*	1,900	288,249
Hologic, Inc.*	5,700	228,684
Intuitive Surgical, Inc.*	907	575,192
Medtronic PLC	30,797	2,193,670
Patterson Cos., Inc.	1,974	80,993
St. Jude Medical, Inc.	6,430	515,622
Stryker Corp.	6,881	824,413
The Cooper Cos., Inc.	1,100	192,423
Varian Medical Systems, Inc.*	2,157	193,656
Zimmer Biomet Holdings, Inc.	4,529	467,393

		8,598,234

Healthcare Services — 2.0%
Aetna, Inc.	7,893	978,811
Anthem, Inc.	5,795	833,147
Centene Corp.*	3,900	220,389
Cigna Corp.*	5,694	759,523
DaVita, Inc.*	3,698	237,411
Envision Healthcare Corp.*	2,623	166,010
HCA Holdings, Inc.*	6,500	481,130
Humana, Inc.	3,310	675,339
Laboratory Corp. of America Holdings*	2,377	305,159
Quest Diagnostics, Inc.	3,187	292,885
UnitedHealth Group, Inc.	21,141	3,383,406
Universal Health Services, Inc., Class B	2,055	218,611

		8,551,821

Home Builders — 0.1%
D.R. Horton, Inc.	7,376	201,586
Lennar Corp., Class A	4,036	173,266
PulteGroup, Inc.	6,834	125,609

		500,461

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,438	159,848
Whirlpool Corp.	1,669	303,374

		463,222

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — 0.4%
Avery Dennison Corp.	1,883	$132,224
Church & Dwight Co., Inc.	5,600	247,464
Kimberly-Clark Corp.	8,087	922,889
The Clorox Co.	2,797	335,696

		1,638,273

Housewares — 0.1%
Newell Brands, Inc.	10,416	465,074

Insurance — 4.4%
Aflac, Inc.	9,310	647,976
American International Group, Inc.	22,585	1,475,026
Aon PLC	5,944	662,934
Arthur J Gallagher & Co.	4,000	207,840
Assurant, Inc.	1,160	107,718
Berkshire Hathaway, Inc., Class B*	42,250	6,885,905
Chubb, Ltd.	10,460	1,381,975
Cincinnati Financial Corp.	3,292	249,369
Lincoln National Corp.	5,073	336,188
Loews Corp.	6,225	291,517
Marsh & McLennan Cos., Inc.	11,409	771,134
MetLife, Inc.	24,385	1,314,108
Principal Financial Group, Inc.	6,065	350,921
Prudential Financial, Inc.	9,630	1,002,098
The Allstate Corp.	8,376	620,829
The Hartford Financial Services Group, Inc.	8,857	422,036
The Progressive Corp.	12,956	459,938
The Travelers Cos., Inc.	6,431	787,283
Torchmark Corp.	2,552	188,235
Unum Group	5,376	236,168
Willis Towers Watson PLC	2,845	347,886
XL Group Ltd.	6,149	229,112

		18,976,196

Internet — 6.5%
Alphabet, Inc., Class A*	6,570	5,206,397
Alphabet, Inc., Class C*	6,602	5,095,556
Amazon.com, Inc.*	8,775	6,580,109
eBay, Inc.*	23,828	707,453
Expedia, Inc.	2,594	293,848
F5 Networks, Inc.*	1,500	217,080
Facebook, Inc., Class A*	51,700	5,948,085
Netflix, Inc.*	9,500	1,176,100
Symantec Corp.	13,538	323,423
The Priceline Group, Inc.*	1,137	1,666,910
TripAdvisor, Inc.*	2,594	120,284
VeriSign, Inc.*	2,209	168,039
Yahoo!, Inc.*	19,417	750,855

		28,254,139

Iron & Steel — 0.1%
Nucor Corp.	7,135	424,675

Leisure Time — 0.2%
Carnival Corp.	9,845	512,531
Harley-Davidson, Inc.	3,828	223,325
Royal Caribbean Cruises Ltd.	3,700	303,548

		1,039,404

	Number of Shares	Value†

Lodging — 0.2%
Marriott International, Inc., Class A	7,066	$584,217
Wyndham Worldwide Corp.	2,560	195,507
Wynn Resorts Ltd.	1,730	149,662

		929,386

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	13,028	1,208,217

Machinery — Diversified — 0.5%
Cummins, Inc.	3,374	461,125
Deere & Co.	6,432	662,753
Flowserve Corp.	2,800	134,540
Rockwell Automation, Inc.	2,971	399,302
Roper Technologies, Inc.	2,300	421,084
Xylem, Inc.	4,154	205,706

		2,284,510

Media — 3.0%
CBS Corp., Class B	9,254	588,739
Charter Communications, Inc., Class A*	4,800	1,382,016
Comcast Corp., Class A	53,377	3,685,682
Discovery Communications, Inc., Class A*	3,500	95,935
Discovery Communications, Inc., Class C*	4,700	125,866
News Corp., Class B	2,500	29,500
News Corp., Class A	9,115	104,458
Nielsen Holdings PLC	7,400	310,430
Scripps Networks Interactive, Inc., Class A	2,056	146,737
TEGNA, Inc.	4,374	93,560
The Walt Disney Co.	32,908	3,429,672
Time Warner, Inc.	17,304	1,670,355
Twenty-First Century Fox, Inc., Class A	23,460	657,818
Twenty-First Century Fox, Inc., Class B	11,200	305,200
Viacom, Inc., Class B	7,981	280,133

		12,906,101

Mining — 0.2%
Freeport-McMoRan, Inc.*	26,596	350,801
Newmont Mining Corp.	11,883	404,854

		755,655

Miscellaneous Manufacturing — 3.0%
3M Co.	13,480	2,407,124
Danaher Corp.	13,568	1,056,133
Dover Corp.	3,405	255,137
Eaton Corp. PLC	10,006	671,302
General Electric Co.	199,474	6,303,378
Illinois Tool Works, Inc.	7,219	884,039
Ingersoll-Rand PLC	5,800	435,232
Leggett & Platt, Inc.	2,854	139,503
Parker-Hannifin Corp.	2,981	417,340
Pentair PLC	3,619	202,917
Textron, Inc.	6,076	295,051

		13,067,156

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,161	63,206
Xerox Corp.	18,155	158,493

		221,699

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 5.8%
Anadarko Petroleum Corp.	12,059	$840,874
Apache Corp.	8,557	543,113
Cabot Oil & Gas Corp.	10,788	252,008
Chesapeake Energy Corp.*	18,110	127,132
Chevron Corp.	41,970	4,939,869
Cimarex Energy Co.	2,100	285,390
Concho Resources, Inc.*	3,200	424,320
ConocoPhillips	27,580	1,382,861
Devon Energy Corp.	11,729	535,664
EOG Resources, Inc.	12,316	1,245,148
EQT Corp.	3,600	235,440
Exxon Mobil Corp.	92,365	8,336,865
Helmerich & Payne, Inc.	2,300	178,020
Hess Corp.	6,197	386,011
Marathon Oil Corp.	19,451	336,697
Marathon Petroleum Corp.	11,650	586,578
Murphy Oil Corp.	3,917	121,936
Newfield Exploration Co.*	4,100	166,050
Noble Energy, Inc.	9,538	363,016
Occidental Petroleum Corp.	17,158	1,222,164
Phillips 66	10,040	867,556
Pioneer Natural Resources Co.	3,700	666,259
Range Resources Corp.	3,923	134,794
Southwestern Energy Co.*	11,890	128,650
Tesoro Corp.	2,594	226,845
Valero Energy Corp.	10,140	692,765

		25,226,025

Oil & Gas Services — 1.1%
Baker Hughes, Inc.	9,428	612,537
FMC Technologies, Inc.*	5,072	180,208
Halliburton Co.	19,069	1,031,442
National Oilwell Varco, Inc.	8,483	317,604
Schlumberger Ltd.	30,887	2,592,964
Transocean Ltd.*	8,300	122,342

		4,857,097

Packaging and Containers — 0.2%
Ball Corp.	3,926	294,725
Sealed Air Corp.	4,333	196,458
WestRock Co.	5,746	291,724

		782,907

Pharmaceuticals — 6.5%
Abbott Laboratories	32,796	1,259,694
AbbVie, Inc.	36,196	2,266,593
Allergan PLC*	8,313	1,745,813
AmerisourceBergen Corp.	3,600	281,484
Bristol-Myers Squibb Co.	37,197	2,173,793
Cardinal Health, Inc.	7,082	509,692
Eli Lilly & Co.	21,554	1,585,297
Endo International PLC*	4,698	77,376
Express Scripts Holding Co.*	13,964	960,584
Johnson & Johnson	60,941	7,021,013
Mallinckrodt PLC*	2,400	119,568
McKesson Corp.	4,925	691,716

	Number of Shares	Value†

Pharmaceuticals — (continued)
Mead Johnson Nutrition Co.	4,168	$294,928
Merck & Co., Inc.	61,630	3,628,158
Mylan NV*	10,356	395,081
Perrigo Co. PLC	3,200	266,336
Pfizer, Inc.	135,205	4,391,458
Zoetis, Inc.	11,207	599,911

		28,268,495

Pipelines — 0.5%
Kinder Morgan, Inc.	43,336	897,488
ONEOK, Inc.	4,800	275,568
Spectra Energy Corp.	15,884	652,674
The Williams Cos., Inc.	15,334	477,501

		2,303,231

Real Estate — 0.0%
CBRE Group, Inc., Class A*	6,401	201,568

Retail — 5.9%
Advance Auto Parts, Inc.	1,700	287,504
AutoNation, Inc.*	1,719	83,629
AutoZone, Inc.*	641	506,255
Bed Bath & Beyond, Inc.	3,366	136,794
Best Buy Co., Inc.	6,168	263,189
CarMax, Inc.*	4,300	276,877
Chipotle Mexican Grill, Inc.*	600	226,392
Costco Wholesale Corp.	9,777	1,565,396
CVS Health Corp.	23,867	1,883,345
Darden Restaurants, Inc.	2,940	213,797
Dollar General Corp.	5,900	437,013
Dollar Tree, Inc.*	5,154	397,786
Foot Locker, Inc.	3,100	219,759
Kohl’s Corp.	4,001	197,569
L Brands, Inc.	5,260	346,318
Lowe’s Cos., Inc.	19,540	1,389,685
Macy’s, Inc.	7,027	251,637
McDonald’s Corp.	18,978	2,310,002
Nordstrom, Inc.	2,737	131,185
O’Reilly Automotive, Inc.*	2,100	584,661
PVH Corp.	1,900	171,456
Ross Stores, Inc.	8,800	577,280
Signet Jewelers Ltd.	1,600	150,816
Staples, Inc.	15,637	141,515
Starbucks Corp.	32,688	1,814,838
Target Corp.	12,832	926,855
The Gap, Inc.	5,282	118,528
The Home Depot, Inc.	27,517	3,689,479
The TJX Cos., Inc.	14,618	1,098,250
Tiffany & Co.	2,464	190,788
Tractor Supply Co.	3,000	227,430
Ulta Salon Cosmetics & Fragrance, Inc.*	1,300	331,422
Urban Outfitters, Inc.*	1,700	48,416
Wal-Mart Stores, Inc.	33,847	2,339,505
Walgreens Boots Alliance, Inc.	19,079	1,578,978
Yum! Brands, Inc.	7,625	482,891

		25,597,240

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — 0.0%
People’s United Financial, Inc.	6,500	$125,840

Semiconductors — 3.3%
Analog Devices, Inc.	6,976	506,597
Applied Materials, Inc.	23,821	768,704
Broadcom Ltd.	8,851	1,564,591
First Solar, Inc.*	1,800	57,762
Intel Corp.	105,603	3,830,221
KLA-Tencor Corp.	3,427	269,636
Lam Research Corp.	3,559	376,293
Linear Technology Corp.	5,541	345,481
Microchip Technology, Inc.	4,518	289,830
Micron Technology, Inc.*	22,886	501,661
NVIDIA Corp.	12,054	1,286,644
Qorvo, Inc.*	2,800	147,644
QUALCOMM, Inc.	32,899	2,145,015
Skyworks Solutions, Inc.	4,200	313,572
Texas Instruments, Inc.	22,393	1,634,017
Xilinx, Inc.	5,764	347,973

		14,385,641

Software — 4.6%
Activision Blizzard, Inc.	15,400	556,094
Adobe Systems, Inc.*	11,205	1,153,555
Akamai Technologies, Inc.*	3,760	250,717
Autodesk, Inc.*	4,381	324,238
CA, Inc.	6,995	222,231
Cerner Corp.*	6,600	312,642
Citrix Systems, Inc.*	3,391	302,850
Electronic Arts, Inc.*	6,830	537,931
Fidelity National Information Services, Inc.	7,359	556,635
Fiserv, Inc.*	4,814	511,632
Intuit, Inc.	5,492	629,438
Microsoft Corp.	173,515	10,782,222
Oracle Corp.	67,317	2,588,338
Red Hat, Inc.*	3,900	271,830
salesforce.com, Inc.*	14,300	978,978
The Dun & Bradstreet Corp.	900	109,188

		20,088,519

Telecommunications — 3.7%
AT&T, Inc.	136,893	5,822,059
CenturyLink, Inc.	12,326	293,112
Cisco Systems, Inc.	112,080	3,387,058
Corning, Inc.	20,915	507,607
Frontier Communications Corp.	25,072	84,743
Juniper Networks, Inc.	7,971	225,261
Level 3 Communications, Inc.*	6,600	371,976
Motorola Solutions, Inc.	3,488	289,120
Verizon Communications, Inc.	90,639	4,838,310

		15,819,246

Textiles — 0.1%
Mohawk Industries, Inc.*	1,400	279,552

	Number of Shares	Value†

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	$203,187
Mattel, Inc.	7,481	206,102

		409,289

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	3,139	229,963
CSX Corp.	20,866	749,715
Expeditors International of Washington, Inc.	4,182	221,479
FedEx Corp.	5,466	1,017,769
J.B. Hunt Transport Services, Inc.	2,000	194,140
Kansas City Southern	2,400	203,640
Norfolk Southern Corp.	6,652	718,882
Ryder System, Inc.	1,125	83,745
Union Pacific Corp.	18,620	1,930,522
United Parcel Service, Inc., Class B	15,474	1,773,939

		7,123,794

Water — 0.1%
American Water Works Co., Inc.	4,100	296,676

TOTAL COMMON STOCKS (Cost $231,263,201)		418,836,532

REAL ESTATE INVESTMENT TRUSTS — 2.8%
Apartments — 0.5%
Apartment Investment & Management Co., Class A	3,662	166,438
AvalonBay Communities, Inc.	3,092	547,748
Equity Residential	8,292	533,673
Essex Property Trust, Inc.	1,500	348,750
Mid-America Apartment Communities, Inc.	2,500	244,800
UDR, Inc.	6,000	218,880

		2,060,289

Building & Real Estate — 0.1%
Realty Income Corp.	5,900	339,132

Commercial Services — 0.0%
Iron Mountain, Inc.	5,697	185,039

Diversified — 0.5%
American Tower Corp.	9,459	999,627
Digital Realty Trust, Inc.	3,500	343,910
Vornado Realty Trust	3,787	395,249
Weyerhaeuser Co.	16,801	505,542

		2,244,328

Healthcare — 0.3%
HCP, Inc.	10,840	322,165
Ventas, Inc.	7,653	478,465
Welltower, Inc.	8,100	542,133

		1,342,763

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	16,376	308,524

Industrial — 0.1%
Prologis, Inc.	11,899	628,148

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 0.1%
Equinix, Inc.	1,535	$548,624

Office Property — 0.2%
Boston Properties, Inc.	3,442	432,935
SL Green Realty Corp.	2,300	247,365

		680,300

Regional Malls — 0.4%
General Growth Properties, Inc.	13,400	334,732
Simon Property Group, Inc.	7,028	1,248,665
The Macerich Co.	2,800	198,352

		1,781,749

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,800	216,272
Public Storage	3,316	741,126

		957,398

Strip Centers — 0.1%
Federal Realty Investment Trust	1,600	227,376
Kimco Realty Corp.	9,564	240,630

		468,006

Telecommunications — 0.2%
Crown Castle International Corp.	7,900	685,483

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,850,179)		12,229,783

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill• 0.418%, 03/02/17 (Cost $374,737)	$375	374,707

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,107,276)	3,107,276	3,107,276

TOTAL INVESTMENTS — 100.4% (Cost $243,595,393)		$434,548,298

Other Assets & Liabilities — (0.4)%		(1,675,557)

TOTAL NET ASSETS — 100.0%		$432,872,741

†	See Security Valuation Note.
*	Non-income producing security.
•	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS	$418,836,532	$418,836,532	$—	$—
REAL ESTATE INVESTMENT TRUSTS	12,229,783	12,229,783	—	—
U.S. TREASURY OBLIGATIONS	374,707	—	374,707	—
SHORT-TERM INVESTMENTS	3,107,276	3,107,276	—	—

TOTAL INVESTMENTS	$434,548,298	$434,173,591	$374,707	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.9%
Aerospace & Defense — 1.5%
Harris Corp.	14,761	$1,512,560

Apparel — 1.2%
Burberry Group PLC	66,008	1,216,464

Auto Parts & Equipment — 1.8%
BorgWarner, Inc.	47,010	1,854,074

Banks — 6.1%
First Republic Bank	22,374	2,061,540
Northern Trust Corp.	26,715	2,378,971
Signature Bank*	12,307	1,848,512

		6,289,023

Building Materials — 1.4%
Fortune Brands Home & Security, Inc.	27,548	1,472,716

Commercial Services — 5.8%
CoStar Group, Inc.*	12,937	2,438,495
MarketAxess Holdings, Inc.	3,672	539,490
Mobileye NV*	36,981	1,409,716
Verisk Analytics, Inc.*	20,266	1,644,991

		6,032,692

Distribution & Wholesale — 3.5%
Fastenal Co.	76,453	3,591,762

Diversified Financial Services — 4.3%
CME Group, Inc.	24,602	2,837,841
Ellie Mae, Inc.*	10,233	856,297
Oaktree Capital Group LLC	20,566	771,225

		4,465,363

Electrical Components & Equipment — 1.0%
Generac Holdings, Inc.*	25,635	1,044,370

Electronics — 2.5%
Trimble, Inc.*	76,680	2,311,902
Woodward, Inc.	4,109	283,726

		2,595,628

Food — 5.9%
Blue Buffalo Pet Products, Inc.*	48,566	1,167,527
Snyder’s-Lance, Inc.	29,947	1,148,168
The Hain Celestial Group, Inc.*	41,999	1,639,221
Whole Foods Market, Inc.	69,832	2,148,032

		6,102,948

Healthcare Products — 6.1%
Align Technology, Inc.*	15,936	1,531,928
Edwards Lifesciences Corp.*	21,803	2,042,941
Intuitive Surgical, Inc.*	4,283	2,716,150

		6,291,019

Healthcare Services — 2.1%
Acadia Healthcare Co., Inc.*	16,704	552,903
Laboratory Corp. of America Holdings*	12,503	1,605,135

		2,158,038

	Number of Shares	Value†

Household Products & Wares — 1.1%
The Scotts Miracle-Gro Co., Class A	11,642	$1,112,393

Internet — 5.4%
GrubHub, Inc.*	56,269	2,116,840
MercadoLibre, Inc.	9,662	1,508,625
Pandora Media, Inc.*	148,608	1,937,848

		5,563,313

Leisure Time — 2.0%
Polaris Industries, Inc.	24,795	2,042,860

Machinery — Diversified — 2.6%
IDEX Corp.	17,203	1,549,302
Wabtec Corp.	14,310	1,188,016

		2,737,318

Miscellaneous Manufacturing — 1.1%
A.O. Smith Corp.	23,160	1,096,626

Oil & Gas — 4.5%
Cabot Oil & Gas Corp.	45,004	1,051,293
Cimarex Energy Co.	7,371	1,001,719
Continental Resources, Inc.*	26,836	1,383,128
Noble Energy, Inc.	32,918	1,252,859

		4,688,999

Pharmaceuticals — 8.5%
ACADIA Pharmaceuticals, Inc.*	46,964	1,354,442
Alkermes PLC*	35,911	1,995,933
BioMarin Pharmaceutical, Inc.*	17,927	1,485,073
Diplomat Pharmacy, Inc.*	27,978	352,523
Pacira Pharmaceuticals, Inc.*	7,996	258,271
Zoetis, Inc.	62,770	3,360,078

		8,806,320

Retail — 13.2%
Bed Bath & Beyond, Inc.	35,163	1,429,024
DSW, Inc., Class A	52,558	1,190,439
Duluth Holdings, Inc., Class B, Class B*	18,151	461,035
Dunkin’ Brands Group, Inc.	42,299	2,218,160
Kate Spade & Co.*	62,570	1,168,182
lululemon athletica, Inc.*	25,375	1,649,121
Tiffany & Co.	27,618	2,138,462
Tractor Supply Co.	28,692	2,175,140
Williams-Sonoma, Inc.	24,458	1,183,523

		13,613,086

Semiconductors — 4.0%
Maxim Integrated Products, Inc.	33,127	1,277,708
Microchip Technology, Inc.	44,000	2,822,600

		4,100,308

Software — 8.9%
ANSYS, Inc.*	16,117	1,490,661
Electronic Arts, Inc.*	32,235	2,538,829
Guidewire Software, Inc.*	18,667	920,843
Red Hat, Inc.*	23,667	1,649,590

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
ServiceNow, Inc.*	28,554	$2,122,704
Tyler Technologies, Inc.*	3,636	519,112

		9,241,739

Toys, Games & Hobbies — 1.3%
Mattel, Inc.	49,047	1,351,245

Transportation — 2.1%
Expeditors International of Washington, Inc.	40,420	2,140,643

TOTAL COMMON STOCKS (Cost $97,755,048)		101,121,507

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,266,362)	2,266,362	2,266,362

TOTAL INVESTMENTS — 100.1% (Cost $100,021,410)		$103,387,869

Other Assets & Liabilities — (0.1)%		(63,356)

TOTAL NET ASSETS — 100.0%		$103,324,513

†	See Security Valuation Note.
*	Non-income producing security.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Country Weightings as of 12/31/2016††
United States	93%
Canada	2
Ireland	2
Argentina	1
Israel	1
United Kingdom	1

Total	100%

††% of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,512,560	$1,512,560	$—	$—
Apparel	1,216,464	—	1,216,464	—
Auto Parts & Equipment	1,854,074	1,854,074	—	—
Banks	6,289,023	6,289,023	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Building Materials	$1,472,716	$1,472,716	$—	$—
Commercial Services	5,493,202	5,493,202	—	—
Distribution & Wholesale	3,591,762	3,591,762	—	—
Diversified Financial Services	5,004,853	5,004,853	—	—
Electrical Components & Equipment	1,044,370	1,044,370	—	—
Electronics	2,595,628	2,595,628	—	—
Food	6,102,948	6,102,948	—	—
Healthcare Products	6,291,019	6,291,019	—	—
Healthcare Services	2,158,038	2,158,038	—	—
Household Products & Wares	1,112,393	1,112,393	—	—
Internet	5,563,313	5,563,313	—	—
Leisure Time	2,042,860	2,042,860	—	—
Machinery — Diversified	2,737,318	2,737,318	—	—
Miscellaneous Manufacturing	1,096,626	1,096,626	—	—
Oil & Gas	4,688,999	4,688,999	—	—
Pharmaceuticals	8,806,320	8,806,320	—	—
Retail	13,613,086	13,613,086	—	—
Semiconductors	4,100,308	4,100,308	—	—
Software	9,241,739	9,241,739	—	—
Toys, Games & Hobbies	1,351,245	1,351,245	—	—
Transportation	2,140,643	2,140,643	—	—

TOTAL COMMON STOCKS	101,121,507	99,905,043	1,216,464	—

SHORT-TERM INVESTMENTS	2,266,362	2,266,362	—	—

TOTAL INVESTMENTS	$103,387,869	$102,171,405	$1,216,464	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.8%
Aerospace & Defense — 13.1%
AerCap Holdings N.V.*	119,000	$4,951,590
B/E Aerospace, Inc.	71,900	4,327,661
General Dynamics Corp.	29,350	5,067,571
Orbital ATK, Inc.	43,200	3,789,936
Spirit AerosyStems Holdings, Inc., Class A	70,300	4,102,005

		22,238,763

Airlines — 2.3%
American Airlines Group, Inc.	84,700	3,954,643

Apparel — 1.1%
Deckers Outdoor Corp.*	32,600	1,805,714

Auto Parts & Equipment — 0.0%
Adient PLC*	1	53

Banks — 6.6%
BB&T Corp.	52,200	2,454,444
Comerica, Inc.	52,600	3,582,586
M&T Bank Corp.	11,800	1,845,874
State Street Corp.	44,200	3,435,224

		11,318,128

Building Materials — 2.4%
Johnson Controls International PLC	99,129	4,083,123

Chemicals — 3.8%
Ashland Global Holdings, Inc.	33,900	3,704,931
Valvoline, Inc.	129,500	2,784,250

		6,489,181

Commercial Services — 1.4%
Avis Budget Group, Inc.*	64,500	2,365,860

Computers — 5.5%
Cadence Design Systems, Inc.*	62,400	1,573,728
Teradata Corp.*	110,200	2,994,134
Western Digital Corp.	70,723	4,805,628

		9,373,490

Electric — 5.2%
AES Corp.	270,700	3,145,534
Edison International	46,100	3,318,739
Flex Ltd.*	161,300	2,317,881

		8,782,154

Electronics — 1.5%
Itron, Inc.*	39,400	2,476,290

Entertainment — 1.2%
Lions Gate Entertainment Corp., Class A	39,100	1,051,790
Lions Gate Entertainment Corp., Class B*	39,100	959,514

		2,011,304

Environmental Control — 2.3%
Covanta Holding Corp.	254,500	3,970,200

Food — 3.0%
Whole Foods Market, Inc.	166,500	5,121,540

	Number of Shares	Value†

Gas — 2.3%
CenterPoint Energy, Inc.	160,000	$3,942,400

Healthcare Products — 2.9%
Zimmer Biomet Holdings, Inc.	48,300	4,984,560

Healthcare Services — 1.9%
Quintiles IMS Holdings Inc.*	43,600	3,315,780

Home Furnishings — 0.5%
Whirlpool Corp.	5,100	927,027

Household Products & Wares — 1.6%
Avery Dennison Corp.	38,500	2,703,470

Lodging — 1.5%
Wyndham Worldwide Corp.	33,500	2,558,395

Media — 1.2%
CBS Corp., Class B	30,900	1,965,858

Miscellaneous Manufacturing — 2.2%
Valmont Industries, Inc.	26,900	3,790,210

Oil & Gas — 4.2%
Cabot Oil & Gas Corp.	148,400	3,466,624
Devon Energy Corp.	78,900	3,603,363

		7,069,987

Pharmaceuticals — 4.0%
Perrigo Co. PLC	38,900	3,237,647
Teva Pharmaceutical Industries Ltd. ADR	96,300	3,490,875

		6,728,522

Pipelines — 2.6%
ONEOK, Inc.	78,300	4,495,203

Retail — 3.1%
Best Buy Co., Inc.	36,900	1,574,523
Macy’s, Inc.	57,800	2,069,818
Office Depot, Inc.	356,100	1,609,572

		5,253,913

Savings & Loans — 2.5%
BankUnited, Inc.	115,200	4,341,888

Semiconductors — 4.9%
ON Semiconductor Corp.*	314,200	4,009,192
Skyworks Solutions, Inc.	58,900	4,397,474

		8,406,666

Software — 4.3%
Check Point Software Technologies Ltd.*	49,200	4,155,432
Nuance Communications, Inc.*	213,788	3,185,441

		7,340,873

Telecommunications — 2.7%
Amdocs Ltd.*	79,500	4,630,875

TOTAL COMMON STOCKS (Cost $125,388,597)		156,446,070

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 4.0%
Building & Real Estate — 4.0%
Colony Starwood Homes	108,020	$3,112,056
Starwood Property Trust, Inc.	165,900	3,641,505

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,694,914)		6,753,561

RIGHTS — 0.0%
Food — 0.0%
Safeway Casa Ley CVR, 01/30/19*~	47,300	0
Safeway PDC CVR, 01/30/17*~	47,300	0

TOTAL RIGHTS (Cost $50,313)		0

SHORT-TERM INVESTMENTS — 3.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,678,305)	6,678,305	6,678,305

TOTAL INVESTMENTS — 99.7% (Cost $137,812,129)		$169,877,936

Other Assets & Liabilities — 0.3%		496,441

TOTAL NET ASSETS — 100.0%		$170,374,377

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2016 is 0.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2016††
United States	87%
Israel	5
Ireland	4
Netherlands	3
Singapore	1

Total	100%

††%	of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS	$156,446,070	$156,446,070	$—	$—
REAL ESTATE INVESTMENT TRUSTS	6,753,561	6,753,561	—	—
SHORT-TERM INVESTMENTS	6,678,305	6,678,305	—	—

TOTAL INVESTMENTS	$169,877,936	$169,877,936	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 92.7%
Apparel — 0.5%
Ralph Lauren Corp.	5,478	$494,773

Auto Manufacturers — 1.1%
Honda Motor Co. Ltd. ADR	29,077	848,758
Oshkosh Corp.	2,781	179,680

		1,028,438

Auto Parts & Equipment — 1.0%
Delphi Automotive PLC	14,645	986,341

Banks — 12.9%
Bank of Hawaii Corp.	7,716	684,332
BB&T Corp.	26,985	1,268,835
Comerica, Inc.	11,188	762,015
Commerce Bancshares, Inc.	18,682	1,080,006
M&T Bank Corp.	7,015	1,097,356
Northern Trust Corp.	34,850	3,103,392
State Street Corp.	10,395	807,899
SunTrust Banks, Inc.	13,496	740,256
The PNC Financial Services Group, Inc.	11,037	1,290,888
UMB Financial Corp.	7,979	615,340
Westamerica Bancorporation	15,491	974,849

		12,425,168

Building Materials — 2.8%
Johnson Controls International PLC	64,781	2,668,329

Computers — 0.6%
NetApp, Inc.	15,042	530,531

Diversified Financial Services — 2.7%
Ameriprise Financial, Inc.	7,805	865,887
Invesco Ltd.	34,917	1,059,382
T. Rowe Price Group, Inc.	9,390	706,691

		2,631,960

Electric — 6.6%
Ameren Corp.	13,532	709,889
Consolidated Edison, Inc.	7,986	588,408
Edison International	19,893	1,432,097
Eversource Energy	7,551	417,042
NorthWestern Corp.	10,457	594,689
PG&E Corp.	22,347	1,358,027
Xcel Energy, Inc.	31,418	1,278,713

		6,378,865

Electrical Components & Equipment — 2.0%
Emerson Electric Co.	12,851	716,443
Hubbell, Inc.	10,192	1,189,407

		1,905,850

Electronics — 3.3%
Keysight Technologies, Inc.*	30,984	1,133,085
Koninklijke Philips N.V.	36,285	1,109,306
TE Connectivity Ltd.	13,957	966,941

		3,209,332

Environmental Control — 1.5%
Clean Harbors, Inc.*	4,473	248,923

	Number of Shares	Value†

Environmental Control — (continued)
Republic Services, Inc.	21,647	$1,234,961

		1,483,884

Food — 6.2%
ConAgra Foods, Inc.	34,314	1,357,119
General Mills, Inc.	12,225	755,138
Kellogg Co.	11,037	813,537
Lamb Weston Holdings, Inc.*	9,469	358,402
Mondelez International, Inc., Class A	27,576	1,222,444
Sysco Corp.	14,920	826,120
The J.M. Smucker Co.	4,961	635,306

		5,968,066

Gas — 1.4%
Atmos Energy Corp.	7,835	580,965
Spire, Inc.	11,417	736,968

		1,317,933

Healthcare Products — 3.2%
Baxter International, Inc.	14,580	646,477
STERIS PLC	9,797	660,220
Zimmer Biomet Holdings, Inc.	17,304	1,785,773

		3,092,470

Healthcare Services — 2.7%
HCA Holdings, Inc.*	4,034	298,597
LifePoint Health, Inc.*	26,497	1,505,029
Quest Diagnostics, Inc.	9,069	833,441

		2,637,067

Home Builders — 0.7%
PulteGroup, Inc.	37,797	694,709

Insurance — 7.1%
Aflac, Inc.	6,666	463,954
Brown & Brown, Inc.	18,877	846,822
Chubb, Ltd.	10,662	1,408,664
MetLife, Inc.	13,519	728,539
ProAssurance Corp.	9,037	507,879
Reinsurance Group of America, Inc.	8,921	1,122,529
The Allstate Corp.	5,318	394,170
Torchmark Corp.	4,624	341,066
Unum Group	22,913	1,006,568

		6,820,191

Iron & Steel — 0.2%
Nucor Corp.	2,989	177,905

Leisure Time — 0.7%
Carnival Corp.	13,202	687,296

Machinery — Diversified — 1.4%
Cummins, Inc.	6,048	826,580
Rockwell Automation, Inc.	3,751	504,135

		1,330,715

Miscellaneous Manufacturing — 3.3%
Ingersoll-Rand PLC	16,276	1,221,351

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
ITT, Inc.	5,731	$221,045
Parker-Hannifin Corp.	3,822	535,080
Textron, Inc.	24,047	1,167,722

		3,145,198

Oil & Gas — 9.0%
Anadarko Petroleum Corp.	18,497	1,289,796
Cimarex Energy Co.	2,745	373,045
Devon Energy Corp.	20,703	945,506
EQT Corp.	24,249	1,585,885
Imperial Oil Ltd.	49,789	1,732,130
Noble Energy, Inc.	39,851	1,516,729
Occidental Petroleum Corp.	16,527	1,177,218

		8,620,309

Oil & Gas Services — 4.0%
Baker Hughes, Inc.	23,799	1,546,221
FMC Technologies, Inc.*	6,210	220,641
Frank’s International NV	34,620	426,172
Halliburton Co.	14,365	777,003
National Oilwell Varco, Inc.	23,063	863,479

		3,833,516

Packaging and Containers — 2.4%
Bemis Co., Inc.	7,892	377,396
Sonoco Products Co.	12,003	632,558
WestRock Co.	25,638	1,301,641

		2,311,595

Pharmaceuticals — 3.0%
Abbott Laboratories	15,510	595,739
Cardinal Health, Inc.	9,993	719,196
Express Scripts Holding Co.*	7,331	504,300
McKesson Corp.	3,831	538,064
Mead Johnson Nutrition Co.	7,229	511,524

		2,868,823

Pipelines — 0.3%
Spectra Energy Partners LP	5,357	245,565

Retail — 2.9%
Advance Auto Parts, Inc.	6,313	1,067,655
CST Brands, Inc.	16,733	805,694
Target Corp.	13,053	942,818

		2,816,167

Savings & Loans — 1.0%
Capitol Federal Financial, Inc.	61,164	1,006,759

Semiconductors — 5.0%
Applied Materials, Inc.	49,629	1,601,528
Lam Research Corp.	9,292	982,443
Maxim Integrated Products, Inc.	31,057	1,197,868
Teradyne, Inc.	39,652	1,007,161

		4,789,000

Telecommunications — 0.8%
Level 3 Communications, Inc.*	12,746	718,365

	Number of Shares	Value†

Toys, Games & Hobbies — 0.4%
Mattel, Inc.	13,168	$362,778

Transportation — 2.0%
CSX Corp.	24,712	887,902
Heartland Express, Inc.	51,580	1,050,169

		1,938,071

TOTAL COMMON STOCKS (Cost $75,932,515)		89,125,969

REAL ESTATE INVESTMENT TRUSTS — 4.2%
Diversified — 1.6%
Weyerhaeuser Co.	50,135	1,508,562

Healthcare — 0.1%
Welltower, Inc.	1,279	85,604

Hotels & Resorts — 1.2%
Host Hotels & Resorts, Inc.	34,755	654,784
MGM Growth Properties LLC	20,742	524,980

		1,179,764

Office Property — 1.3%
Boston Properties, Inc.	531	66,789
Empire State Realty Trust, Inc., Class A	19,219	388,032
Piedmont Office Realty Trust, Inc., Class A	38,344	801,773

		1,256,594

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,715,626)		4,030,524

EXCHANGE TRADED FUNDS — 2.8%
Investment Companies — 2.8%
iShares Russell MidCap Value Index Fund (Cost $2,546,514)	33,446	2,690,062

SHORT-TERM INVESTMENTS — 2.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,833,961)	2,833,961	2,833,961

TOTAL INVESTMENTS — 102.6% (Cost $85,042,666)		$98,680,516

Other Assets & Liabilities — (2.6)%		(2,503,942)

TOTAL NET ASSETS — 100.0%		$96,176,574

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Mid Core Value Fund

Country Weightings as of 12/31/2016††
United States	89%
Ireland	3
Canada	2
Switzerland	2
United Kingdom	2
Japan	1
Netherlands	1

Total	100%

††%	of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS
Apparel	$494,773	$494,773	$—	$—
Auto Manufacturers	1,028,438	1,028,438	—	—
Auto Parts & Equipment	986,341	986,341	—	—
Banks	12,425,168	12,425,168	—	—
Building Materials	2,668,329	2,668,329	—	—
Computers	530,531	530,531	—	—
Diversified Financial Services	2,631,960	2,631,960	—	—
Electric	6,378,865	6,378,865	—	—
Electrical Components & Equipment	1,905,850	1,905,850	—	—
Electronics	3,209,332	2,100,026	1,109,306	—
Environmental Control	1,483,884	1,483,884	—	—
Food	5,968,066	5,968,066	—	—
Gas	1,317,933	1,317,933	—	—
Healthcare Products	3,092,470	3,092,470	—	—
Healthcare Services	2,637,067	2,637,067	—	—
Home Builders	694,709	694,709	—	—
Insurance	6,820,191	6,820,191	—	—
Iron & Steel	177,905	177,905	—	—
Leisure Time	687,296	687,296	—	—
Machinery — Diversified	1,330,715	1,330,715	—	—
Miscellaneous Manufacturing	3,145,198	3,145,198	—	—
Oil & Gas	8,620,309	8,620,309	—	—
Oil & Gas Services	3,833,516	3,833,516	—	—
Packaging and Containers	2,311,595	2,311,595	—	—
Pharmaceuticals	2,868,823	2,868,823	—	—
Pipelines	245,565	245,565	—	—
Retail	2,816,167	2,816,167	—	—
Savings & Loans	1,006,759	1,006,759	—	—
Semiconductors	4,789,000	4,789,000	—	—
Telecommunications	718,365	718,365	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS (continued)
Toys, Games & Hobbies	$362,778	$362,778	$—	$—
Transportation	1,938,071	1,938,071	—	—

TOTAL COMMON STOCKS	89,125,969	88,016,663	1,109,306	—

REAL ESTATE INVESTMENT TRUSTS	4,030,524	4,030,524	—	—

EXCHANGE TRADED FUNDS	2,690,062	2,690,062	—	—

SHORT-TERM INVESTMENTS	2,833,961	2,833,961	—	—

TOTAL INVESTMENTS	$98,680,516	$97,571,210	$1,109,306	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Aerospace & Defense — 2.0%
Aerovironment, Inc.*	28,553	$766,077
L-3 Communications Holdings, Inc.	1,736	264,063

		1,030,140

Apparel — 0.4%
Under Armour, Inc., Class C*	7,630	192,047

Banks — 4.9%
Eagle Bancorp, Inc.*	30,076	1,833,132
First Republic Bank	8,346	769,001

		2,602,133

Beverages — 0.9%
MGP Ingredients, Inc.	9,200	459,816

Biotechnology — 3.3%
Acceleron Pharma, Inc.*	8,638	220,442
Achillion Pharmaceuticals, Inc.*	15,096	62,346
Alder Biopharmaceuticals, Inc.*	9,890	205,712
Corium International, Inc.*	33,661	136,664
Emergent BioSolutions, Inc.*	6,841	224,658
Exelixis, Inc.*	31,575	470,783
Intellia Therapeutics, Inc.*	2,896	37,966
Otonomy, Inc.*	6,884	109,456
Ultragenyx Pharmaceutical, Inc.*	3,789	266,405

		1,734,432

Building Materials — 2.4%
Fortune Brands Home & Security, Inc.	11,059	591,214
Summit Materials, Inc., Class A*	29,218	695,095

		1,286,309

Chemicals — 4.5%
Ashland Global Holdings, Inc.	8,566	936,178
RPM International, Inc.	23,430	1,261,237
Valvoline, Inc.	8,564	184,126

		2,381,541

Commercial Services — 6.5%
Fleetcor Technologies, Inc.*	4,087	578,392
Gartner, Inc.*	2,603	263,085
Global Payments, Inc.	13,461	934,328
Healthcare Services Group, Inc.	23,537	921,944
Mobileye NV*	8,190	312,203
Total System Services, Inc.	8,160	400,085

		3,410,037

Computers — 2.5%
Electronics For Imaging, Inc.*	24,020	1,053,517
Kornit Digital Ltd.*	22,630	286,270

		1,339,787

Diversified Financial Services — 5.7%
Affiliated Managers Group, Inc.*	6,611	960,578
Evercore Partners, Inc.	10,253	704,381
Lazard Ltd, Class A	22,099	908,048
SLM Corp.*	39,087	430,739

		3,003,746

	Number of Shares	Value†

Electrical Components & Equipment — 1.2%
Hubbell, Inc.	5,175	$603,923

Electronics — 7.4%
Agilent Technologies, Inc.	5,773	263,018
Amphenol Corp., Class A	11,883	798,538
Badger Meter, Inc.	14,586	538,953
Mettler-Toledo International, Inc.*	2,126	889,859
PerkinElmer, Inc.	14,190	740,008
Sensata Technologies Holding NV*	16,989	661,721

		3,892,097

Engineering & Construction — 0.5%
SBA Communications Corp., Class A*	2,703	279,112

Food — 3.9%
Blue Buffalo Pet Products, Inc.*	30,972	744,567
The Hain Celestial Group, Inc.*	8,091	315,791
TreeHouse Foods, Inc.*	8,541	616,575
Whole Foods Market, Inc.	12,208	375,518

		2,052,451

Healthcare Products — 3.9%
ABIOMED, Inc.*	4,276	481,820
C.R. Bard, Inc.	3,322	746,320
ICU Medical, Inc.*	2,177	320,781
Nevro Corp.*	6,880	499,901

		2,048,822

Healthcare Services — 0.7%
Acadia Healthcare Co., Inc.*	11,358	375,950

Home Builders — 1.3%
M/I Homes, Inc.*	27,986	704,687

Household Products & Wares — 2.3%
Avery Dennison Corp.	17,119	1,202,096

Internet — 1.9%
GoDaddy, Inc.*	25,127	878,188
Match Group, Inc.*	7,398	126,506

		1,004,694

Machinery — Diversified — 8.3%
Cognex Corp.	1,243	79,080
Graco, Inc.	3,239	269,128
IDEX Corp.	2,737	246,494
Rockwell Automation, Inc.	5,919	795,514
The Gorman-Rupp Co.	3,970	122,871
The Middleby Corp.*	11,842	1,525,368
Xylem, Inc.	27,048	1,339,417

		4,377,872

Media — 1.2%
AMC Networks, Inc. Class A*	11,807	617,978

Miscellaneous Manufacturing — 1.4%
John Bean Technologies Corp.	8,699	747,679

Oil & Gas — 0.8%
Concho Resources, Inc.*	3,120	413,712

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — 0.4%
Dril-Quip, Inc.*	3,710	$222,786

Pharmaceuticals — 5.9%
ACADIA Pharmaceuticals, Inc.*	14,505	418,324
Alkermes PLC*	13,318	740,214
Galapagos NV*	5,305	340,528
Myovant Sciences Ltd.*	10,104	125,694
Revance Therapeutics, Inc.*	8,166	169,036
VCA, Inc.*	17,853	1,225,609
Voyager Therapeutics, Inc.*	6,519	83,052

		3,102,457

Real Estate — 1.7%
HFF, Inc., Class A*	30,024	908,226

Retail — 12.7%
Advance Auto Parts, Inc.	1,819	307,629
Burlington Stores, Inc.*	10,922	925,640
Chipotle Mexican Grill, Inc.*	1,560	588,619
Five Below, Inc.*	15,869	634,125
Jack in the Box, Inc.	5,141	573,941
Kate Spade & Co.*	22,581	421,587
Panera Bread Co., Class A*	6,482	1,329,393
PVH Corp.	2,644	238,595
Shake Shack, Inc., Class A*	5,679	203,252
Tractor Supply Co.	3,610	273,674
Ulta Salon Cosmetics & Fragrance, Inc.*	2,800	713,832
Wingstop, Inc.*	16,540	489,419

		6,699,706

Semiconductors — 1.5%
Cavium, Inc.*	6,608	412,603
Qorvo, Inc.*	6,872	362,361

		774,964

Software — 8.0%
Black Knight Financial Services, Inc., Class A*	27,567	1,042,033
Evolent Health, Inc., Class A*	12,295	181,966
Guidewire Software, Inc.*	7,459	367,952
InterXion Holding NV*	15,895	557,438
Red Hat, Inc.*	5,055	352,333
ServiceNow, Inc.*	4,440	330,070
Splunk, Inc.*	4,531	231,761
Tableau Software, Inc., Class A*	8,574	361,394
Tyler Technologies, Inc.*	5,591	798,227

		4,223,174

TOTAL COMMON STOCKS (Cost $50,871,386)		51,692,374

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,125,798)	1,125,798	$1,125,798

TOTAL INVESTMENTS — 100.2% (Cost $51,997,184)		$52,818,172

Other Assets & Liabilities — (0.2)%		(105,603)

TOTAL NET ASSETS — 100.0%		$52,712,569

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Country Weightings as of 12/31/2016††
United States	94%
Bermuda	2
Belgium	1
Ireland	1
Israel	1
Netherlands	1

Total	100%

††%	of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$51,692,374	$51,692,374	$—	$—
SHORT-TERM INVESTMENTS	1,125,798	1,125,798	—	—

TOTAL INVESTMENTS	$52,818,172	$52,818,172	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 96.0%
Aerospace & Defense — 1.7%
B/E Aerospace, Inc.	8,020	$482,724
Esterline Technologies Corp.*	10,270	916,084

		1,398,808

Airlines — 1.3%
SkyWest, Inc.	29,600	1,078,920

Apparel — 0.6%
Crocs, Inc.*	68,670	471,076

Auto Manufacturers — 1.7%
Oshkosh Corp.	22,020	1,422,712

Auto Parts & Equipment — 3.5%
Dana, Inc.	57,450	1,090,401
Lear Corp.	6,530	864,376
Tenneco, Inc.*	14,960	934,551

		2,889,328

Banks — 11.1%
Associated Banc-Corp.	37,730	931,931
Comerica, Inc.	19,705	1,342,107
Fulton Financial Corp.	49,050	922,140
Huntington Bancshares, Inc.	109,710	1,450,366
Synovus Financial Corp.	19,700	809,276
Texas Capital Bancshares, Inc.*	13,020	1,020,768
Webster Financial Corp.	21,638	1,174,511
Zions Bancorporation	32,990	1,419,890

		9,070,989

Chemicals — 1.5%
Huntsman Corp.	31,380	598,731
Ingevity Corp.	10,969	601,759

		1,200,490

Commercial Services — 4.8%
ABM Industries, Inc.	16,190	661,200
Booz Allen Hamilton Holding Corp.	34,250	1,235,397
Quanta Services, Inc.*	32,880	1,145,868
Sotheby’s*	23,220	925,549

		3,968,014

Computers — 2.9%
Genpact Ltd.*	33,100	805,654
NCR Corp.*	27,460	1,113,778
VeriFone Systems, Inc.*	27,970	495,908

		2,415,340

Diversified Financial Services — 0.5%
Onemain Holdings, Inc.*	17,980	398,077

Electric — 2.1%
PNM Resources, Inc.	28,910	991,613
Portland General Electric Co.	17,720	767,808

		1,759,421

Electrical Components & Equipment — 1.3%
EnerSys	13,660	1,066,846

	Number of Shares	Value†

Electronics — 4.0%
Avnet, Inc.	17,630	$839,364
Keysight Technologies, Inc.*	25,170	920,467
TTM Technologies, Inc.*	38,180	520,394
Vishay Intertechnology, Inc.	60,490	979,938

		3,260,163

Engineering & Construction — 3.4%
AECOM*	29,594	1,076,038
EMCOR Group, Inc.	9,830	695,571
Tutor Perini Corp.*	37,190	1,041,320

		2,812,929

Entertainment — 1.2%
Regal Entertainment Group, Class A	47,420	976,852

Food — 0.6%
Ingredion, Inc.	4,189	523,457

Gas — 0.6%
Southwest Gas Holdings, Inc.	6,450	494,199

Hand & Machine Tools — 1.1%
Regal-Beloit Corp.	12,590	871,857

Healthcare Services — 4.7%
ICON PLC*	13,250	996,400
LifePoint Health, Inc.*	18,170	1,032,056
Molina Healthcare, Inc.*	16,790	911,025
WellCare Health Plans, Inc.*	6,570	900,616

		3,840,097

Home Builders — 1.9%
CalAtlantic Group, Inc.	28,240	960,442
PulteGroup, Inc.	31,860	585,587

		1,546,029

Insurance — 7.8%
American Financial Group, Inc.	13,730	1,209,888
Essent Group Ltd.*	34,564	1,118,837
First American Financial Corp.	22,310	817,215
Reinsurance Group of America, Inc.	9,600	1,207,968
Selective Insurance Group, Inc.	13,380	576,009
The Hanover Insurance Group, Inc.	5,730	521,487
Validus Holdings Ltd.	16,570	911,516

		6,362,920

Internet — 1.5%
CDW Corp.	23,350	1,216,301

Machinery — Construction & Mining — 0.6%
Terex Corp.	15,440	486,823

Machinery — Diversified — 1.0%
SPX FLOW, Inc.*	26,610	853,117

Media — 1.0%
Scholastic Corp.	16,940	804,481

Miscellaneous Manufacturing — 0.7%
ITT, Inc.	15,760	607,863

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 8.9%
Gulfport Energy Corp.*	29,040	$628,426
Helmerich & Payne, Inc.	16,370	1,267,038
Oasis Petroleum, Inc.*	52,810	799,543
QEP Resources, Inc.*	59,520	1,095,763
SM Energy Co.	29,360	1,012,333
Southwestern Energy Co.*	43,260	468,073
Synergy Resources Corp.*	160,820	1,432,906
Western Refining, Inc.	15,930	602,951

		7,307,033

Oil & Gas Services — 2.5%
Oil States International, Inc.*	28,860	1,125,540
RPC, Inc.	47,980	950,484

		2,076,024

Packaging and Containers — 1.3%
Graphic Packaging Holding Co.	85,780	1,070,534

Pharmaceuticals — 0.7%
Horizon Pharma PLC*	33,980	549,796

Retail — 6.7%
Big Lots, Inc.	13,046	655,040
Bloomin’ Brands, Inc.	57,730	1,040,872
Brinker International, Inc.	17,335	858,602
Burlington Stores, Inc.*	6,995	592,826
Caleres, Inc.	25,230	828,049
The Children’s Place, Inc.	6,847	691,205
The Michaels Cos, Inc.*	40,540	829,043

		5,495,637

Semiconductors — 4.0%
Advanced Micro Devices, Inc.*	61,850	701,379
Cypress Semiconductor Corp.	100,590	1,150,749
Integrated Device Technology, Inc.*	19,560	460,834
Qorvo, Inc.*	17,720	934,376

		3,247,338

Software — 1.1%
Verint Systems, Inc.*	25,580	901,695

Telecommunications — 5.1%
Amdocs Ltd.	17,365	1,011,511
Anixter International, Inc.*	15,960	1,293,558
Finisar Corp.*	31,690	959,257
Infinera Corp.*	50,470	428,490
NETGEAR, Inc.*	9,263	503,444

		4,196,260

Transportation — 2.6%
Atlas Air Worldwide Holdings, Inc.*	10,490	547,054
Ryder System, Inc.	10,120	753,333
Werner Enterprises, Inc.	29,970	807,691

		2,108,078

TOTAL COMMON STOCKS (Cost $61,546,229)		78,749,504

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 3.2%
Apartments — 1.3%
Education Realty Trust, Inc.	25,130	$1,062,999

Office Property — 1.9%
Empire State Realty Trust, Inc., Class A	24,620	497,078
Gramercy Property Trust	120,908	1,109,935

		1,607,013

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,570,600)		2,670,012

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $957,306)	957,306	957,306

TOTAL INVESTMENTS — 100.4% (Cost $65,074,135)		$82,376,822

Other Assets & Liabilities — (0.4)%		(345,084)

TOTAL NET ASSETS — 100.0%		$82,031,738

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS	$78,749,504	$78,749,504	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,670,012	2,670,012	—	—
SHORT-TERM INVESTMENTS	957,306	957,306	—	—

TOTAL INVESTMENTS	$82,376,822	$82,376,822	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Aerospace & Defense — 2.7%
HEICO Corp., Class A	34,176	$2,320,550

Apparel — 1.9%
Carter’s, Inc.	9,809	847,399
Gildan Activewear, Inc.	11,157	283,053
Wolverine World Wide, Inc.	23,064	506,255

		1,636,707

Auto Parts & Equipment — 0.5%
Gentherm, Inc.*	13,670	462,730

Banks — 2.9%
Bank of the Ozarks, Inc.	23,820	1,252,694
Kearny Financial Corp.	39,534	614,754
SVB Financial Group*	3,741	642,180

		2,509,628

Beverages — 0.3%
Britvic PLC	33,152	231,481

Biotechnology — 1.1%
Ligand Pharmaceuticals, Inc.*	6,736	684,445
Puma Biotechnology, Inc.*	9,576	293,983

		978,428

Building Materials — 1.8%
Summit Materials, Inc., Class A*	26,978	641,814
Trex Co., Inc.*	14,014	902,502

		1,544,316

Chemicals — 3.1%
CSW Industrials, Inc.*	11,930	439,621
H.B. Fuller Co.	7,717	372,808
Sensient Technologies Corp.	23,525	1,848,594

		2,661,023

Commercial Services — 13.0%
Alarm.com Holdings, Inc.*	15,738	437,989
CEB, Inc.	13,750	833,250
CoStar Group, Inc.*	4,423	833,691
Euronet Worldwide, Inc.*	23,198	1,680,231
Gartner, Inc.*	7,273	735,082
Healthcare Services Group, Inc.	27,592	1,080,779
HealthEquity, Inc.*	16,707	676,968
IHS Markit Ltd.*	17,301	612,628
MAXIMUS, Inc.	16,751	934,538
Nord Anglia Education Inc.*	44,405	1,034,637
Rollins, Inc.	16,855	569,362
ServiceMaster Global Holdings, Inc.*	37,747	1,421,929
SP Plus Corp.*	12,820	360,883

		11,211,967

Computers — 3.9%
Cadence Design Systems, Inc.*	68,808	1,735,338
Jack Henry & Associates, Inc.	17,307	1,536,515
Tessera Holding Corp.	1,820	80,444

		3,352,297

	Number of Shares	Value†

Diversified Financial Services — 4.4%
Financial Engines, Inc.	22,698	$834,151
LPL Financial Holdings, Inc.	21,220	747,156
MarketAxess Holdings, Inc.	9,271	1,362,095
SLM Corp.*	38,235	421,350
WisdomTree Investments, Inc.	34,640	385,890

		3,750,642

Electrical Components & Equipment — 2.8%
Belden, Inc.	20,405	1,525,682
EnerSys	11,647	909,631

		2,435,313

Electronics — 3.3%
Coherent, Inc.*	1,970	270,649
CTS Corp.	33,276	745,382
National Instruments Corp.	13,149	405,252
OSI Systems, Inc.*	12,873	979,893
Sensata Technologies Holding NV*	11,632	453,066

		2,854,242

Energy-Alternate Sources — 0.3%
SolarEdge Technologies Inc.*	17,873	221,625

Entertainment — 2.8%
AMC Entertainment Holdings, Inc.	26,499	891,691
Cedar Fair LP	3,774	242,291
Manchester United PLC	32,130	457,853
National CineMedia, Inc.	58,233	857,772

		2,449,607

Environmental Control — 0.7%
Clean Harbors, Inc.*	10,827	602,523

Food — 0.5%
Amplify Snack Brands, Inc.*	49,778	438,544

Hand & Machine Tools — 0.6%
Kennametal, Inc.	15,536	485,655

Healthcare Products — 6.1%
Bio-Techne Corp.	8,750	899,762
Globus Medical, Inc., Class A*	16,179	401,401
ICU Medical, Inc.*	5,450	803,057
Masimo Corp.*	13,485	908,889
Merit Medical Systems, Inc.*	21,612	572,718
Quidel Corp.*	16,637	356,365
STERIS PLC	19,602	1,320,979

		5,263,171

Healthcare Services — 1.9%
Catalent, Inc.*	51,946	1,400,464
Medpace Holdings, Inc.*	7,668	276,585

		1,677,049

Household Products & Wares — 1.1%
Ontex Group NV	30,563	907,357

Insurance — 0.9%
RLI Corp.	12,011	758,254

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 1.5%
ChannelAdvisor Corp.*	27,144	$389,516
Zendesk, Inc.*	13,050	276,660
Zillow Group, Inc.*	16,070	585,752

		1,251,928

Investment Companies — 0.4%
Pace Holdings Corp.*	33,082	355,632

Machinery — Diversified — 1.8%
Nordson Corp.	8,972	1,005,312
Wabtec Corp.	6,093	505,841

		1,511,153

Medical Instruments — 0.3%
Novadaq Technologies, Inc.*	40,411	286,514

Metal Fabricate/Hardware — 1.1%
Rexnord Corp.*	47,012	920,965

Miscellaneous Manufacturing — 1.8%
Hillenbrand, Inc.	3,546	135,989
ITT, Inc.	12,945	499,289
Proto Labs, Inc.*	9,243	474,628
Standex International Corp.	4,680	411,138

		1,521,044

Oil & Gas Services — 0.7%
Dril-Quip, Inc.*	9,605	576,780

Pharmaceuticals — 8.5%
ACADIA Pharmaceuticals, Inc.*	19,663	567,081
Akorn, Inc.*	24,195	528,177
Amicus Therapeutics, Inc.*	27,750	137,918
Axovant Sciences Ltd.*	9,765	121,281
DBV Technologies SA*	13,870	487,253
Diplomat Pharmacy, Inc.*	19,795	249,417
Dyax Corp., Escrow*~	36,639	40,669
Eagle Pharmaceuticals, Inc.*	10,976	870,836
GW Pharmaceuticals PLC ADR*	3,615	403,976
Heron Therapeutics, Inc.*	23,087	302,440
Ironwood Pharmaceuticals, Inc.*	41,173	629,535
Knight Therapeutics Inc.*	66,568	532,485
Patheon NV*	12,924	371,048
Phibro Animal Health Corp.	23,246	681,108
Prestige Brands Holdings, Inc.*	19,245	1,002,664
Teligent, Inc.*	53,370	352,776

		7,278,664

Publishing/Newspapers — 0.8%
Cimpress NV*	7,916	725,185

Real Estate — 1.0%
Jones Lang LaSalle, Inc.	4,721	477,010
The St. Joe Co.*	19,337	367,403

		844,413

Real Estate Investment Trusts — 1.0%
Lamar Advertising Co., Class A	12,840	863,362

	Number of Shares	Value†

Retail — 5.6%
Biglari Holdings, Inc.*	2,905	$1,374,646
Casey’s General Stores, Inc.	6,987	830,614
Dunkin’ Brands Group, Inc.	11,852	621,519
Five Below, Inc.*	15,734	628,731
Sally Beauty Holdings, Inc.*	21,154	558,889
Texas Roadhouse, Inc.	6,029	290,839
Williams-Sonoma, Inc.	9,760	472,286

		4,777,524

Semiconductors — 1.3%
ON Semiconductor Corp.*	89,207	1,138,281

Software — 11.7%
ACI Worldwide, Inc.*	27,165	493,045
Athenahealth, Inc.*	5,378	565,604
Blackbaud, Inc.	26,699	1,708,736
Broadridge Financial Solutions, Inc.	29,049	1,925,949
Descartes Systems Group Inc.*	28,945	617,209
Envestnet, Inc.*	24,811	874,588
Guidewire Software, Inc.*	13,484	665,166
Instructure, Inc.*	17,465	341,441
RealPage, Inc.*	25,413	762,390
SPS Commerce, Inc.*	7,713	539,061
SS&C Technologies Holdings, Inc.	55,381	1,583,896

		10,077,085

Telecommunications — 2.1%
NICE Ltd. ADR	26,828	1,844,693

Transportation — 1.9%
Landstar System, Inc.	9,031	770,344
Old Dominion Freight Line, Inc.*	10,169	872,399

		1,642,743

TOTAL COMMON STOCKS (Cost $66,425,853)		84,369,075

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,623,581)	1,623,581	1,623,581

TOTAL INVESTMENTS — 100.0% (Cost $68,049,434)		$85,992,656

Other Assets & Liabilities — 0.0%		(34,497)

TOTAL NET ASSETS — 100.0%		$85,958,159

~	Fair valued security. The total market value of fair valued securities at December 31, 2016 is $40,669.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Growth Fund

Country Weightings as of 12/31/2016††
United States	88%
United Kingdom	4
Canada	2
Israel	2
Belgium	1
Hong Kong	1
Netherlands	1
Other	1

Total	100%

††% of total investments as of December 31, 2016

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$2,320,550	$2,320,550	$—	$—
Apparel	1,636,707	1,636,707	—	—
Auto Parts & Equipment	462,730	462,730	—	—
Banks	2,509,628	2,509,628	—	—
Beverages	231,481	—	231,481	—
Biotechnology	978,428	978,428	—	—
Building Materials	1,544,316	1,544,316	—	—
Chemicals	2,661,023	2,661,023	—	—
Commercial Services	11,211,967	11,211,967	—	—
Computers	3,352,297	3,352,297	—	—
Diversified Financial Services	3,750,642	3,750,642	—	—
Electrical Components & Equipment	2,435,313	2,435,313	—	—
Electronics	2,854,242	2,854,242	—	—
Energy-Alternate Sources	221,625	221,625	—	—
Entertainment	2,449,607	2,449,607	—	—
Environmental Control	602,523	602,523	—	—
Food	438,544	438,544	—	—
Hand & Machine Tools	485,655	485,655	—	—
Healthcare Products	5,263,171	5,263,171	—	—
Healthcare Services	1,677,049	1,677,049	—	—
Household Products & Wares	907,357	—	907,357	—
Insurance	758,254	758,254	—	—
Internet	1,251,928	1,251,928	—	—
Investment Companies	355,632	355,632	—	—
Machinery — Diversified	1,511,154	1,511,154	—	—
Medical Instruments	286,514	286,514	—	—
Metal Fabricate/Hardware	920,965	920,965	—	—
Miscellaneous Manufacturing	1,521,044	1,521,044	—	—
Oil & Gas Services	576,780	576,780	—	—
Pharmaceuticals	7,237,994	7,237,994	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Publishing / Newspapers	$725,185	$725,185	$—	$—
Real Estate	844,413	844,413	—	—
Real Estate Investment Trusts	863,362	863,362	—	—
Retail	4,777,524	4,777,524	—	—
Semiconductors	1,138,281	1,138,281	—	—
Software	10,077,085	10,077,085	—	—
Telecommunications	1,844,693	1,844,693	—	—
Transportation	1,642,743	1,642,743	—	—

TOTAL COMMON STOCKS	84,328,406	83,189,568	1,138,838	—

RIGHTS	40,669	—	40,669	—
SHORT-TERM INVESTMENTS	1,623,581	1,623,581	—	—

TOTAL INVESTMENTS	$85,992,656	$84,813,149	$1,179,507	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.4%
Aerospace & Defense — 2.7%
Curtiss-Wright Corp.	13,894	$1,366,614
Esterline Technologies Corp.*	14,197	1,266,372
Kaman Corp.	21,917	1,072,399
KLX, Inc.*	32,686	1,474,465
Moog, Inc., Class A*	20,017	1,314,717

		6,494,567

Airlines — 0.3%
Spirit Airlines, Inc.*	10,723	620,433

Apparel — 0.5%
Columbia Sportswear Co.	11,549	673,307
Steven Madden Ltd.*	16,657	595,488

		1,268,795

Auto Parts & Equipment — 0.6%
Cooper Tire & Rubber Co.	6,169	239,666
Dana Holding Corp.	30,852	585,571
Standard Motor Products, Inc.	7,244	385,526
Tower International, Inc.	12,715	360,470

		1,571,233

Banks — 20.5%
Ameris Bancorp	20,655	900,558
BancorpSouth, Inc.	36,342	1,128,419
Bank of the Ozarks, Inc.	21,210	1,115,434
Banner Corp.	35,587	1,986,111
BNC Bancorp	37,686	1,202,183
Boston Private Financial Holdings, Inc.	60,252	997,171
CenterState Banks, Inc.	19,345	486,914
CoBiz Financial, Inc.	37,094	626,518
Columbia Banking System, Inc.	43,788	1,956,448
Community Bank System, Inc.	25,492	1,575,151
ConnectOne Bancorp, Inc.	28,473	738,874
CU Bancorp*	13,235	473,813
CVB Financial Corp.	79,158	1,815,093
First Financial Bankshares, Inc.	34,650	1,566,180
First Merchants Corp.	38,643	1,454,909
First Midwest Bancorp, Inc.	43,636	1,100,936
Glacier Bancorp, Inc.	44,469	1,611,112
Great Western Bancorp, Inc.	44,216	1,927,375
Heritage Financial Corp.	23,141	595,881
Home BancShares, Inc.	43,803	1,216,409
Independent Bank Corp.	20,783	1,464,162
Independent Bank Group, Inc.	10,566	659,318
Lakeland Financial Corp.	16,956	803,036
LegacyTexas Financial Group, Inc.	50,866	2,190,290
MB Financial, Inc.	46,279	2,185,757
PacWest Bancorp	33,612	1,829,837
Pinnacle Financial Partners, Inc.	27,737	1,922,174
PrivateBancorp, Inc.	27,022	1,464,322
Prosperity Bancshares, Inc.	30,713	2,204,579
Renasant Corp.	39,553	1,669,928
Sandy Spring Bancorp, Inc.	14,715	588,453
South State Corp.	18,164	1,587,534
State Bank Financial Corp.	30,576	821,271
Texas Capital Bancshares, Inc.*	23,029	1,805,474

	Number of Shares	Value†

Banks — (continued)
The First of Long Island Corp.	15,811	$451,390
TriCo Bancshares	16,645	568,926
Webster Financial Corp.	65,195	3,538,785

		50,230,725

Building Materials — 1.7%
Eagle Materials, Inc.	14,787	1,456,963
Gibraltar Industries, Inc.*	25,386	1,057,327
Masonite International Corp.*	11,040	726,432
Summit Materials, Inc., Class A*	37,095	882,486

		4,123,208

Chemicals — 2.1%
Methanex Corp.	1,437	62,941
Minerals Technologies, Inc.	21,784	1,682,814
Olin Corp.	17,948	459,648
Quaker Chemical Corp.	5,302	678,338
Univar, Inc.*	51,463	1,460,005
WR Grace & Co.	10,292	696,151

		5,039,897

Commercial Services — 2.8%
ABM Industries, Inc.	46,976	1,918,500
AMN Healthcare Services, Inc.*	8,807	338,629
Herc Holdings, Inc.*	26,249	1,054,160
HMS Holdings Corp.*	23,164	420,658
Live Nation Entertainment, Inc.*	62,767	1,669,602
Monro Muffler Brake, Inc.	6,122	350,179
On Assignment, Inc.*	24,844	1,097,111

		6,848,839

Computers — 2.2%
Convergys Corp.	33,379	819,788
DST Systems, Inc.	8,358	895,560
Electronics For Imaging, Inc.*	17,318	759,568
MAXIMUS, Inc.	14,132	788,424
Mentor Graphics Corp.	26,016	959,730
NetScout Systems, Inc.*	38,996	1,228,374

		5,451,444

Cosmetics & Personal Care — 0.0%
Avon Products, Inc.*	20,951	105,593

Distribution & Wholesale — 1.3%
Beacon Roofing Supply, Inc.*	32,422	1,493,681
Core-Mark Holding Co., Inc.	19,141	824,403
WESCO International, Inc.*	13,069	869,742

		3,187,826

Diversified Financial Services — 1.3%
OM Asset Management PLC	60,577	878,367
Stifel Financial Corp.*	37,020	1,849,149
Virtu Financial, Inc., Class A	23,397	373,182

		3,100,698

Electric — 3.0%
Black Hills Corp.	25,568	1,568,341

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
IDACORP, Inc.	23,183	$1,867,391
NorthWestern Corp.	1,672	95,086
PNM Resources, Inc.	55,483	1,903,067
Portland General Electric Co.	41,961	1,818,170

		7,252,055

Electronics — 2.3%
CTS Corp.	37,772	846,093
OSI Systems, Inc.*	6,209	472,629
Plexus Corp.*	17,108	924,516
Tech Data Corp.*	20,938	1,773,030
Watts Water Technologies, Inc., Class A	15,740	1,026,248
Woodward, Inc.	6,716	463,740

		5,506,256

Engineering & Construction — 1.3%
EMCOR Group, Inc.	27,174	1,922,832
Granite Construction, Inc.	10,891	599,005
TopBuild Corp.*	17,150	610,540

		3,132,377

Entertainment — 1.9%
Marriott Vacations Worldwide Corp.	18,317	1,554,197
Red Rock Resorts, Inc., Class A	38,608	895,320
Regal Entertainment Group, Class A	47,788	984,433
Vail Resorts, Inc.	7,426	1,197,888

		4,631,838

Environmental Control — 0.5%
Advanced Disposal Services Inc.*	37,383	830,650
MSA Safety, Inc.	6,100	422,913

		1,253,563

Food — 1.4%
AdvancePierre Foods Holdings, Inc.	46,296	1,378,695
Pinnacle Foods, Inc.	24,012	1,283,441
SpartanNash Co.	6,096	241,036
SUPERVALU, Inc.*	122,406	571,636

		3,474,808

Forest Products & Paper — 0.1%
Mercer International, Inc.	14,765	157,247

Gas — 2.4%
New Jersey Resources Corp.	45,429	1,612,729
South Jersey Industries, Inc.	32,308	1,088,457
Southwest Gas Corp.	15,929	1,220,480
WGL Holdings, Inc.	26,498	2,021,267

		5,942,933

Healthcare Products — 1.6%
CONMED Corp.	23,414	1,034,196
ICU Medical, Inc.*	4,222	622,112
Integra LifeSciences Holdings Corp.*	10,839	929,878
VWR Corp.*	33,018	826,440
Wright Medical Group NV*	24,923	572,731

		3,985,357

	Number of Shares	Value†

Healthcare Services — 0.7%
Acadia Healthcare Co., Inc.*	16,915	$559,886
American Renal Associates Holdings, Inc.*	17,696	376,571
Envision Healthcare Corp.*	11,592	733,658

		1,670,115

Home Builders — 0.6%
CalAtlantic Group, Inc.	17,437	593,032
Meritage Homes Corp.*	17,457	607,504
William Lyon Homes, Class A*	16,742	318,600

		1,519,136

Household Products & Wares — 0.5%
Spectrum Brands Holdings, Inc.	9,297	1,137,302

Insurance — 5.5%
Allied World Assurance Co. Holdings AG	24,438	1,312,565
AMERISAFE, Inc.	11,071	690,277
AmTrust Financial Services, Inc.	27,797	761,082
CNO Financial Group, Inc.	101,754	1,948,589
Enstar Group Ltd.*	5,349	1,057,497
Kinsale Capital Group Inc.	16,863	573,511
Maiden Holdings Ltd.	63,196	1,102,770
National General Holdings Corp.	49,026	1,225,160
ProAssurance Corp.	18,073	1,015,702
Radian Group, Inc.	140,189	2,520,598
RLI Corp.	19,468	1,229,015

		13,436,766

Internet — 0.2%
Imperva, Inc.*	11,560	443,904

Investment Companies — 0.1%
Golub Capital BDC, Inc.	15,719	289,072

Iron & Steel — 0.9%
AK Steel Holding Corp.*	114,347	1,167,483
Allegheny Technologies, Inc.	22,840	363,841
Cliffs Natural Resources, Inc.*	42,905	360,831
Ryerson Holding Corp.*	31,772	424,156

		2,316,311

Lodging — 0.2%
Extended Stay America, Inc.	34,932	564,152

Media — 1.0%
Nexstar Broadcasting Group, Inc., Class A	19,900	1,259,670
TEGNA, Inc.	33,704	720,928
Time, Inc.	32,342	577,305

		2,557,903

Metal Fabricate/Hardware — 0.9%
RBC Bearings, Inc.*	5,635	522,984
Rexnord Corp.*	22,410	439,012
TriMas Corp.*	55,756	1,310,266

		2,272,262

Mining — 0.6%
Fairmount Santrol Holdings, Inc.*	24,553	289,480
Hecla Mining Co.	49,866	261,298

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Kaiser Aluminum Corp.	7,561	$587,414
Royal Gold, Inc.	5,829	369,267

		1,507,459

Miscellaneous Manufacturing — 1.7%
Barnes Group, Inc.	20,850	988,707
Federal Signal Corp.	38,517	601,250
ITT, Inc.	33,740	1,301,352
Standex International Corp.	5,855	514,362
Trinseo SA	11,389	675,368

		4,081,039

Oil & Gas — 5.0%
Callon Petroleum Co.*	62,739	964,298
Carrizo Oil & Gas, Inc.*	24,542	916,644
Parsley Energy, Inc., Class A*	38,500	1,356,740
PDC Energy, Inc.*	26,872	1,950,370
Rice Energy, Inc.*	86,024	1,836,612
RSP Permian, Inc.*	53,125	2,370,438
SM Energy Co.	24,192	834,140
Synergy Resources Corp.*	98,445	877,145
WPX Energy, Inc.*	75,168	1,095,198

		12,201,585

Oil & Gas Services — 0.7%
NOW, Inc.*	27,035	553,407
Oceaneering International, Inc.	15,909	448,793
Thermon Group Holdings, Inc.*	31,435	600,094

		1,602,294

Packaging and Containers — 1.1%
Berry Plastics Group, Inc.*	32,761	1,596,444
KapStone Paper and Packaging Corp.	53,844	1,187,260

		2,783,704

Pharmaceuticals — 1.4%
Catalent, Inc.*	31,357	845,385
PRA Health Sciences, Inc.*	17,846	983,672
Prestige Brands Holdings, Inc.*	7,460	388,666
VCA, Inc.*	15,910	1,092,221

		3,309,944

Real Estate — 0.6%
Kennedy-Wilson Holdings, Inc.	73,992	1,516,836

Retail — 3.2%
Boot Barn Holdings, Inc.*	34,262	428,960
Burlington Stores, Inc.*	22,637	1,918,486
DSW, Inc., Class A	4,857	110,011
Express, Inc.*	11,764	126,581
J.C. Penney Co., Inc.*	76,865	638,748
Jack in the Box, Inc.	15,156	1,692,016
Lithia Motors, Inc., Class A	13,934	1,349,229
Office Depot, Inc.	120,589	545,062
Party City Holdco, Inc.*	38,853	551,713
Sonic Corp.	16,210	429,727

		7,790,533

	Number of Shares	Value†

Savings & Loans — 2.3%
Brookline Bancorp, Inc.	49,025	$804,010
Dime Community Bancshares, Inc.	17,505	351,851
Flushing Financial Corp.	28,244	830,091
OceanFirst Financial Corp.	16,958	509,249
Oritani Financial Corp.	22,210	416,437
Provident Financial Services, Inc.	40,750	1,153,225
Washington Federal, Inc.	21,334	732,823
WSFS Financial Corp.	19,480	902,898

		5,700,584

Semiconductors — 3.0%
Cabot Microelectronics Corp.	11,542	729,108
Cypress Semiconductor Corp.	77,565	887,344
Entegris, Inc.*	88,854	1,590,486
Intersil Corp., Class A	50,363	1,123,095
MKS Instruments, Inc.	21,801	1,294,979
Semtech Corp.*	43,574	1,374,760
Silicon Laboratories, Inc.*	6,904	448,760

		7,448,532

Software — 2.6%
Bottomline Technologies, Inc.*	25,813	645,841
CommVault Systems, Inc.*	20,127	1,034,528
Cornerstone OnDemand, Inc.*	22,630	957,475
MicroStrategy, Inc., Class A*	434	85,672
SYNNEX Corp.	13,975	1,691,255
Verint Systems, Inc.*	52,674	1,856,758

		6,271,529

Storage & Warehousing — 0.3%
Mobile Mini, Inc.	22,233	672,548

Telecommunications — 1.5%
Anixter International, Inc.*	16,191	1,312,281
Ixia*	60,445	973,165
Viavi Solutions, Inc.*	177,458	1,451,606

		3,737,052

Transportation — 2.0%
Forward Air Corp.	18,159	860,373
Golar LNG Ltd.	52,986	1,215,499
Knight Transportation, Inc.	17,021	562,544
Saia, Inc.*	610	26,932
XPO Logistics, Inc.*	53,415	2,305,391

		4,970,739

Water — 0.3%
California Water Service Group	22,026	746,681

TOTAL COMMON STOCKS (Cost $161,867,744)		213,927,674

REAL ESTATE INVESTMENT TRUSTS — 10.7%
Apartments — 0.7%
Mid-America Apartment Communities, Inc.	17,243	1,688,467

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Building & Real Estate — 2.1%
Blackstone Mortgage Trust, Inc., Class A	54,847	$1,649,249
MFA Financial, Inc.	122,744	936,537
PennyMac Mortgage Investment Trust	53,489	875,615
Two Harbors Investment Corp.	190,308	1,659,486

		5,120,887

Diversified — 0.5%
PS Business Parks, Inc.	10,689	1,245,482

Hotels & Resorts — 2.5%
Chesapeake Lodging Trust	89,830	2,323,004
Pebblebrook Hotel Trust	92,456	2,750,566
RLJ Lodging Trust	46,651	1,142,483

		6,216,053

Industrial — 0.8%
Terreno Realty Corp.	69,054	1,967,348

Internet — 0.8%
CyrusOne, Inc.	43,857	1,961,723

Office Property — 1.0%
Columbia Property Trust, Inc.	22,319	482,090
Highwoods Properties, Inc.	16,048	818,609
Hudson Pacific Properties, Inc.	32,832	1,141,897

		2,442,596

Real Estate Investment Trusts — 0.6%
Care Capital Properties, Inc.	63,927	1,598,175

Storage & Warehousing — 0.9%
CubeSmart	40,702	1,089,593
Life Storage Inc.	12,343	1,052,364

		2,141,957

Strip Centers — 0.8%
Acadia Realty Trust	57,826	1,889,753

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $23,124,842)		26,272,441

EXCHANGE TRADED FUNDS — 0.7%
iShares Russell 2000 Value ETF (Cost $1,764,259)	14,637	1,740,925

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,723,630)	2,723,630	2,723,630

TOTAL INVESTMENTS — 99.9% (Cost $189,480,475)		$244,664,670

Other Assets & Liabilities — 0.1%		303,129

TOTAL NET ASSETS — 100.0%		$244,967,799

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$213,927,674	$213,927,674	$—	$—
REAL ESTATE INVESTMENT TRUSTS	26,272,441	26,272,441	—	—
EXCHANGE TRADED FUNDS	1,740,925	1,740,925	—	—
SHORT-TERM INVESTMENTS	2,723,630	2,723,630	—	—

TOTAL INVESTMENTS	$244,664,670	$244,664,670	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 91.0%
Advertising — 0.0%
Marchex, Inc., Class B*	1,545	$4,094
MDC Partners, Inc., Class A	1,800	11,790

		15,884

Aerospace & Defense — 1.3%
AAR Corp.	1,269	41,940
Aerojet Rocketdyne Holdings, Inc.*	2,440	43,798
Aerovironment, Inc.*	718	19,264
Astronics Corp.*	678	22,943
Astronics Corp., Class B*	101	3,404
Cubic Corp.	1,069	51,259
Curtiss-Wright Corp.	1,826	179,605
Ducommun, Inc.*	400	10,224
Esterline Technologies Corp.*	1,140	101,688
Kaman Corp.	1,048	51,279
KLX, Inc.*	2,100	94,731
Kratos Defense & Security Solutions, Inc.*	2,422	17,923
Moog, Inc., Class A*	1,291	84,793
National Presto Industries, Inc.	246	26,174
Teledyne Technologies, Inc.*	1,404	172,692
Triumph Group, Inc.	2,000	53,000

		974,717

Agriculture — 0.3%
Alico, Inc.	151	4,100
Alliance One International, Inc.*	301	5,779
Limoneira Co.	600	12,906
Tejon Ranch Co.*	688	17,496
The Andersons, Inc.	1,132	50,600
Universal Corp.	855	54,506
Vector Group Ltd.	3,920	89,132

		234,519

Airlines — 0.4%
Allegiant Travel Co.	501	83,366
Hawaiian Holdings, Inc.*	2,126	121,182
SkyWest, Inc.	2,081	75,853

		280,401

Apparel — 0.7%
Columbia Sportswear Co.	1,122	65,413
Crocs, Inc.*	2,900	19,894
Deckers Outdoor Corp.*	1,300	72,007
Delta Apparel, Inc.*	300	6,219
G-III Apparel Group Ltd.*	1,708	50,488
Iconix Brand Group, Inc.*	1,842	17,204
Oxford Industries, Inc.	608	36,559
Perry Ellis International, Inc.*	414	10,313
Sequential Brands Group, Inc.*	1,740	8,143
Steven Madden Ltd.*	2,549	91,127
Superior Uniform Group, Inc.	500	9,810
Unifi, Inc.*	660	21,536
Vince Holding Corp.*	527	2,134
Weyco Group, Inc.	400	12,520
Wolverine World Wide, Inc.	3,882	85,210

		508,577

	Number of Shares	Value†

Auto Manufacturers — 0.1%
Navistar International Corp.*	2,000	$62,740
Wabash National Corp.*	2,600	41,132

		103,872

Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc.*	3,016	58,209
Cooper Tire & Rubber Co.	2,249	87,374
Cooper-Standard Holding, Inc.*	600	62,028
Dana, Inc.	5,796	110,008
Dorman Products, Inc.*	1,092	79,781
Douglas Dynamics, Inc.	900	30,285
Federal-Mogul Holdings Corp.*	916	9,444
Gentherm, Inc.*	1,468	49,692
Horizon Global Corp.*	718	17,232
Meritor, Inc.*	3,645	45,271
Metaldyne Performance Group, Inc.	800	18,360
Miller Industries, Inc.	443	11,717
Modine Manufacturing Co.*	2,077	30,947
Motorcar Parts of America, Inc.*	700	18,844
Spartan Motors, Inc.	1,500	13,875
Standard Motor Products, Inc.	900	47,898
Strattec Security Corp.	100	4,030
Superior Industries International, Inc.	1,119	29,486
Supreme Industries, Inc.	600	9,420
Tenneco, Inc.*	2,200	137,434
Titan International, Inc.	1,913	21,445
Tower International, Inc.	800	22,680

		915,460

Banks — 11.2%
1st Source Corp.	688	30,726
Access National Corp.	400	11,104
ACNB Corp.	300	9,375
Allegiance Bancshares, Inc.*	500	18,075
American National Bankshares, Inc.	400	13,920
Ameris Bancorp	1,447	63,089
Ames National Corp.	299	9,867
Arrow Financial Corp.	389	15,755
Atlantic Capital Bancshares, Inc.*	800	15,200
BancFirst Corp.	360	33,498
Banco Latinoamericano de Comercio Exterior S.A.	1,110	32,678
BancorpSouth, Inc.	3,449	107,091
Bank of Marin Bancorp	290	20,228
Bank of NT Butterfield & Son Ltd.	600	18,864
Bank of the Ozarks, Inc.	3,503	184,223
Bankwell Financial Group, Inc.	300	9,750
Banner Corp.	1,200	66,972
Bar Harbor Bankshares	200	9,466
Blue Hills Bancorp, Inc.	1,100	20,625
BNC Bancorp	1,600	51,040
Boston Private Financial Holdings, Inc.	3,358	55,575
Bridge Bancorp, Inc.	707	26,795
Bryn Mawr Bank Corp.	732	30,854

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
C&F Financial Corp.	200	$9,970
Camden National Corp.	539	23,959
Capital Bank Financial Corp., Class A	1,013	39,743
Capital City Bank Group, Inc.	269	5,509
Cardinal Financial Corp.	1,218	39,938
Carolina Financial Corp.	500	15,395
Cascade Bancorp*	1,262	10,247
Cass Information Systems, Inc.	454	33,401
Cathay General Bancorp	2,950	112,188
CenterState Banks, Inc.	1,932	48,628
Central Pacific Financial Corp.	1,300	40,846
Central Valley Community Bancorp	400	7,984
Century Bancorp, Inc., Class A	69	4,140
Chemical Financial Corp.	2,600	140,842
Chemung Financial Corp.	200	7,270
Citizens & Northern Corp.	356	9,327
City Holding Co.	648	43,805
CNB Financial Corp.	474	12,675
CoBiz Financial, Inc.	1,700	28,713
Codorus Valley Bancorp, Inc.	420	12,012
Columbia Banking System, Inc.	2,414	107,858
Community Bank System, Inc.	1,711	105,723
Community Trust Bancorp, Inc.	683	33,877
ConnectOne Bancorp, Inc.	1,060	27,507
County Bancorp, Inc.	300	8,091
CU Bancorp*	800	28,640
Customers Bancorp, Inc.*	980	35,104
CVB Financial Corp.	3,992	91,537
Eagle Bancorp, Inc.*	1,173	71,494
Enterprise Bancorp, Inc.	313	11,756
Enterprise Financial Services Corp.	782	33,626
Equity Bancshares, Inc., Class A*	300	10,092
Farmers Capital Bank Corp.	300	12,615
Farmers National Banc Corp.	1,100	15,620
FB Financial Corp.*	400	10,380
Fidelity Southern Corp.	907	21,469
Financial Institutions, Inc.	440	15,048
First Bancorp	824	22,363
First BanCorp Puerto Rico*	4,700	31,067
First Bancorp, Inc.	434	14,365
First Busey Corp.	1,334	41,061
First Business Financial Services, Inc.	400	9,488
First Citizens BancShares, Inc., Class A	304	107,920
First Commonwealth Financial Corp.	3,721	52,764
First Community Bancshares, Inc.	626	18,868
First Community Financial Partners, Inc.*	900	10,530
First Connecticut Bancorp, Inc.	659	14,926
First Financial Bancorp	2,505	71,267
First Financial Bankshares, Inc.	2,652	119,870
First Financial Corp.	480	25,344
First Foundation, Inc.*	600	17,100
First Internet Bancorp	300	9,600
First Interstate BancSystem, Inc., Class A	800	34,040
First Merchants Corp.	1,538	57,906
First Mid-Illinois Bancshares, Inc.	300	10,200

	Number of Shares	Value†

Banks — (continued)
First Midwest Bancorp, Inc.	3,214	$81,089
First NBC Bank Holding Co.*	600	4,380
First Northwest Bancorp*	500	7,800
FNB Corp.	8,643	138,547
Franklin Financial Network, Inc.*	600	25,110
Fulton Financial Corp.	6,900	129,720
German American Bancorp, Inc.	492	25,884
Glacier Bancorp, Inc.	3,121	113,074
Great Southern Bancorp, Inc.	471	25,740
Great Western Bancorp, Inc.	2,400	104,616
Green Bancorp, Inc.*	700	10,640
Guaranty Bancorp	900	21,780
Hancock Holding Co.	3,072	132,403
Hanmi Financial Corp.	1,213	42,334
HarborOne Bancorp, Inc.*	600	11,604
Heartland Financial USA, Inc.	917	44,016
Heritage Commerce Corp.	1,200	17,316
Heritage Financial Corp.	1,130	29,098
Heritage Oaks Bancorp	1,300	16,029
Home BancShares, Inc.	4,828	134,074
Hope Bancorp, Inc.	5,067	110,917
Horizon Bancorp	900	25,200
IBERIABANK Corp.	1,846	154,602
Independent Bank Corp.	1,000	21,700
Independent Bank Corp.	1,071	75,452
Independent Bank Group, Inc.	400	24,960
International Bancshares Corp.	2,225	90,780
Kearny Financial Corp.	3,876	60,272
Lakeland Bancorp, Inc.	1,711	33,364
Lakeland Financial Corp.	891	42,198
LCNB Corp.	400	9,300
LegacyTexas Financial Group, Inc.	1,866	80,350
Live Oak Bancshares, Inc.	900	16,650
Macatawa Bank Corp.	1,300	13,533
MainSource Financial Group, Inc.	921	31,682
MB Financial, Inc.	3,084	145,657
MBT Financial Corp.	900	10,215
Mercantile Bank Corp.	700	26,390
Merchants Bancshares, Inc.	186	10,081
Middleburg Financial Corp.	300	10,425
Midland States Bancorp, Inc.	200	7,236
MidWestOne Financial Group, Inc.	400	15,040
National Bankshares, Inc.	319	13,861
National Commerce Corp.*	400	14,860
NBT Bancorp, Inc.	1,769	74,086
Nicolet Bankshares, Inc.*	300	14,307
Northrim BanCorp, Inc.	300	9,480
OFG Bancorp	1,810	23,711
Old Line Bancshares, Inc.	400	9,592
Old National Bancorp	5,361	97,302
Old Second Bancorp, Inc.	1,600	17,680
Opus Bank	700	21,035
Orrstown Financial Services, Inc.	400	8,960
Pacific Continental Corp.	862	18,835
Pacific Mercantile Bancorp*	800	5,840

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Park National Corp.	524	$62,702
Park Sterling Corp.	2,300	24,817
Peapack Gladstone Financial Corp.	636	19,640
Penns Woods Bancorp, Inc.	268	13,534
People’s Utah Bancorp	600	16,110
Peoples Bancorp, Inc.	572	18,567
Peoples Financial Services Corp.	300	14,610
Pinnacle Financial Partners, Inc.	1,707	118,295
Preferred Bank	500	26,210
Premier Financial Bancorp, Inc.	440	8,844
PrivateBancorp, Inc.	3,098	167,881
Prosperity Bancshares, Inc.	2,726	195,672
QCR Holdings, Inc.	400	17,320
Renasant Corp.	1,635	69,030
Republic Bancorp, Inc., Class A	387	15,302
Republic First Bancorp, Inc.*	1,700	14,195
S&T Bancorp, Inc.	1,259	49,151
Sandy Spring Bancorp, Inc.	985	39,390
Seacoast Banking Corp of Florida*	1,040	22,942
ServisFirst Bancshares, Inc.	1,800	67,392
Shore Bancshares, Inc.	600	9,150
Sierra Bancorp	312	8,296
Simmons First National Corp., Class A	1,200	74,580
South State Corp.	958	83,729
Southern First Bancshares, Inc.*	300	10,800
Southern National Bancorp of Virginia, Inc.	600	9,804
Southside Bancshares, Inc.	946	35,638
Southwest Bancorp, Inc.	636	18,444
State Bank Financial Corp.	1,500	40,290
Stock Yards Bancorp, Inc.	767	36,011
Stonegate Bank	500	20,865
Suffolk Bancorp	443	18,969
Summit Financial Group, Inc.	400	11,012
Sun Bancorp, Inc.	520	13,520
Texas Capital Bancshares, Inc.*	2,073	162,523
The Bancorp, Inc.*	2,512	19,744
The First of Long Island Corp.	890	25,395
Tompkins Financial Corp.	558	52,753
Towne Bank	2,232	74,214
TriCo Bancshares	904	30,899
TriState Capital Holdings, Inc.*	1,000	22,100
Triumph Bancorp., Inc.*	500	13,075
TrustCo Bank Corp.	3,252	28,455
Trustmark Corp.	2,630	93,759
UMB Financial Corp.	1,781	137,351
Umpqua Holdings Corp.	8,901	167,161
Union Bankshares Corp.	1,828	65,333
Union Bankshares Inc/Morrisville VT	100	4,545
United Bankshares, Inc.	2,592	119,880
United Community Banks, Inc.	2,878	85,246
Univest Corp. of Pennsylvania	1,087	33,588
Valley National Bancorp	10,035	116,807
Veritex Holdings, Inc.*	300	8,013
Walker & Dunlop, Inc.*	1,100	34,320
Washington Trust Bancorp, Inc.	670	37,553

	Number of Shares	Value†

Banks — (continued)
WashingtonFirst Bankshares Inc.	420	$12,176
Webster Financial Corp.	3,728	202,356
WesBanco, Inc.	1,624	69,921
West Bancorporation, Inc.	778	19,217
Westamerica Bancorporation	973	61,231
Western New England Bancorp, Inc.	1,000	9,350
Wintrust Financial Corp.	2,042	148,188
Xenith Bankshares, Inc.*	300	8,460
Yadkin Financial Corp.	2,050	70,233

		8,577,843

Beverages — 0.2%
Coca-Cola Bottling Co. Consolidated	174	31,120
Craft Brew Alliance, Inc.*	700	11,830
Farmer Brothers Co.*	204	7,487
MGP Ingredients, Inc.	500	24,990
National Beverage Corp.	442	22,577
Primo Water Corp.*	1,000	12,280
The Boston Beer Co., Inc., Class A*	359	60,976

		171,260

Biotechnology — 3.2%
Acceleron Pharma, Inc.*	1,100	28,072
Achillion Pharmaceuticals, Inc.*	4,300	17,759
Acorda Therapeutics, Inc.*	1,731	32,543
Aduro Biotech, Inc.*	1,500	17,100
Advaxis, Inc.*	1,000	7,160
Adverum Biotechnologies, Inc.*	700	2,030
Aevi Genomic Medicine, Inc.*	1,000	5,180
Agenus, Inc.*	3,200	13,184
Alder Biopharmaceuticals, Inc.*	1,900	39,520
AMAG Pharmaceuticals, Inc.*	1,456	50,669
Anavex Life Sciences Corp.*	300	1,188
ANI Pharmaceuticals, Inc.*	300	18,186
Applied Genetic Technologies Corp.*	600	5,610
Aptevo Therapeutics, Inc.*	629	1,535
Ardelyx, Inc.*	1,400	19,880
Arena Pharmaceuticals, Inc.*	8,506	12,078
ARIAD Pharmaceuticals, Inc.*	7,100	88,324
Arrowhead Pharmaceuticals, Inc.*	2,100	3,255
Asterias Biotherapeutics, Inc.*	1,300	5,980
Atara Biotherapeutics, Inc.*	1,000	14,200
Athersys, Inc.*	3,600	5,508
Bellicum Pharmaceuticals, Inc.*	900	12,258
BioCryst Pharmaceuticals, Inc.*	2,900	18,357
BioTime, Inc.*	3,100	11,191
Bluebird Bio, Inc.*	1,700	104,890
Blueprint Medicines Corp.*	900	25,245
Cambrex Corp.*	1,267	68,355
Celldex Therapeutics, Inc.*	3,644	12,900
Cellular Biomedicine Group, Inc.*	300	3,930
ChromaDex Corp.*	1,400	4,634
Clearside Biomedical, Inc.*	500	4,470
Coherus Biosciences, Inc.*	1,300	36,595
Curis, Inc.*	3,600	11,088
Cytokinetics, Inc.*	1,400	17,010

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
CytomX Therapeutics, Inc.*	900	$9,891
CytRx Corp.*	2,600	968
Dermira, Inc.*	900	27,297
Dynavax Technologies Corp.*	1,320	5,214
Edge Therapeutics, Inc.*	800	10,000
Editas Medicine, Inc.*	400	6,492
Emergent BioSolutions, Inc.*	1,258	41,313
Enzo Biochem, Inc.*	1,800	12,492
Epizyme, Inc.*	1,900	22,990
Exact Sciences Corp.*	4,200	56,112
Exelixis, Inc.*	9,069	135,219
Five Prime Therapeutics, Inc.*	1,100	55,121
Foundation Medicine, Inc.*	518	9,169
Galena Biopharma, Inc.*	400	776
Geron Corp.*	6,550	13,558
Halozyme Therapeutics, Inc.*	4,489	44,351
Idera Pharmaceuticals, Inc.*	2,300	3,450
ImmunoGen, Inc.*	3,263	6,656
Immunomedics, Inc.*	2,936	10,775
Innoviva, Inc.*	3,400	36,380
Inovio Pharmaceuticals, Inc.*	2,500	17,350
Insmed, Inc.*	2,300	30,429
Intellia Therapeutics, Inc.*	300	3,933
Karyopharm Therapeutics, Inc.*	800	7,520
Kite Pharma, Inc.*	1,600	71,744
Lexicon Pharmaceuticals, Inc.*	1,760	24,341
Ligand Pharmaceuticals, Inc.*	744	75,598
Lion Biotechnologies, Inc.*	2,500	17,375
Loxo Oncology, Inc.*	600	19,269
MacroGenics, Inc.*	1,300	26,572
Merrimack Pharmaceuticals, Inc.*	4,500	18,360
Momenta Pharmaceuticals, Inc.*	2,682	40,364
Myriad Genetics, Inc.*	2,700	45,009
NeoGenomics, Inc.*	1,700	14,569
NewLink Genetics Corp.*	700	7,196
Novavax, Inc.*	10,129	12,763
Omeros Corp.*	1,400	13,888
OncoMed Pharmaceuticals, Inc.*	600	4,626
Organovo Holdings, Inc.*	4,900	16,611
Otonomy, Inc.*	1,100	17,490
Pacific Biosciences of California, Inc.*	3,200	12,160
Paratek Pharmaceuticals, Inc.*	900	13,860
PDL BioPharma, Inc.	6,217	13,180
Pfenex, Inc.*	500	4,535
PharmAthene, Inc.*	3,100	10,075
Prothena Corp. PLC*	1,400	68,866
PTC Therapeutics, Inc.*	1,200	13,092
Puma Biotechnology, Inc.*	1,200	36,840
REGENXBIO, Inc.*	800	14,840
Repligen Corp.*	1,300	40,066
Retrophin, Inc.*	1,500	28,395
Rigel Pharmaceuticals, Inc.*	2,690	6,402
RTI Surgical, Inc.*	2,035	6,614
Sage Therapeutics, Inc.*	1,200	61,272
Sangamo BioScienses, Inc.*	2,403	7,329

	Number of Shares	Value†

Biotechnology — (continued)
Selecta Biosciences, Inc.*	300	$5,145
Spark Therapeutics, Inc.*	700	34,930
Spectrum Pharmaceuticals, Inc.*	2,414	10,694
Stemline Therapeutics, Inc.*	400	4,280
Synthetic Biologics, Inc.*	3,800	2,898
The Medicines Co.*	2,592	87,972
Theravance Biopharma, Inc.*	1,500	47,820
Tokai Pharmaceuticals, Inc.*	600	587
Trovagene, Inc.*	800	1,680
Ultragenyx Pharmaceutical, Inc.*	1,400	98,434
Veracyte Inc.*	800	6,192
Versartis, Inc.*	1,200	17,880
WaVe Life Sciences Ltd.*	400	10,460
Xbiotech, Inc.*	800	8,096
ZIOPHARM Oncology, Inc.*	4,627	24,754

		2,412,463

Building Materials — 1.5%
AAON, Inc.	1,585	52,384
Apogee Enterprises, Inc.	1,243	66,575
Armstrong Flooring, Inc.*	1,000	19,910
Boise Cascade Co.*	1,400	31,500
Builders FirstSource, Inc.*	3,473	38,099
Caesarstone Ltd.*	1,000	28,650
Comfort Systems USA, Inc.	1,527	50,849
Continental Building Products, Inc.*	1,500	34,650
Forterra, Inc.*	900	19,494
Gibraltar Industries, Inc.*	1,201	50,022
Griffon Corp.	1,256	32,907
Headwaters, Inc.*	2,880	67,738
Louisiana-Pacific Corp.*	5,794	109,680
LSI Industries, Inc.	1,314	12,798
Masonite International Corp.*	1,200	78,960
NCI Building Systems, Inc.*	1,264	19,782
Patrick Industries, Inc.*	550	41,965
PGT Innovations, Inc.*	1,700	19,465
Ply Gem Holdings, Inc.*	1,000	16,250
Quanex Building Products Corp.	1,425	28,928
Simpson Manufacturing Co., Inc.	1,685	73,719
Summit Materials, Inc., Class A*	3,049	72,539
Trex Co., Inc.*	1,162	74,833
Universal Forest Products, Inc.	783	80,007
US Concrete, Inc.*	600	39,300

		1,161,004

Chemicals — 2.3%
A. Schulman, Inc.	1,188	39,739
Aceto Corp.	1,042	22,893
American Vanguard Corp.	1,078	20,644
Balchem Corp.	1,305	109,516
Chemtura Corp.*	2,514	83,465
Codexis, Inc.*	1,600	7,360
CSW Industrials, Inc.*	600	22,110
Ferro Corp.*	3,438	49,266
GCP Applied Technologies, Inc.*	2,900	77,575
H.B. Fuller Co.	1,980	95,654

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Hawkins, Inc.	449	$24,223
Ingevity Corp.*	1,700	93,262
Innophos Holdings, Inc.	796	41,599
Innospec, Inc.	900	61,650
KMG Chemicals, Inc.	500	19,445
Kraton Corp.*	1,241	35,344
Kronos Worldwide, Inc.	900	10,746
Landec Corp.*	1,218	16,808
Minerals Technologies, Inc.	1,428	110,313
Oil-Dri Corp of America	97	3,706
Olin Corp.	6,592	168,821
OMNOVA Solutions, Inc.*	1,268	12,680
PolyOne Corp.	3,355	107,494
Quaker Chemical Corp.	511	65,377
Rayonier Advanced Materials, Inc.	1,900	29,374
Sensient Technologies Corp.	1,774	139,401
Stepan Co.	808	65,836
The Chemours Co.	7,200	159,048
Tronox Ltd., Class A	2,400	24,744
Univar, Inc.*	1,700	48,229

		1,766,322

Coal — 0.0%
SunCoke Energy, Inc.*	2,341	26,547
Westmoreland Coal Co.*	600	10,602

		37,149

Commercial Services — 5.0%
Aaron’s, Inc.	2,700	86,373
ABM Industries, Inc.	2,139	87,357
Acacia Research Corp.*	1,880	12,220
Alarm.com Holdings, Inc.*	400	11,132
Albany Molecular Research, Inc.*	900	16,884
American Public Education, Inc.*	755	18,535
AMN Healthcare Services, Inc.*	1,909	73,401
Apollo Education Group, Inc., Class A*	3,300	32,670
ARC Document Solutions, Inc.*	1,436	7,295
Ascent Capital Group, Inc., Class A*	531	8,634
B. Riley Financial, Inc.	500	9,225
Barrett Business Services, Inc.	342	21,922
Bridgepoint Education, Inc.*	480	4,862
Bright Horizons Family Solutions, Inc.*	1,700	119,034
Capella Education Co.	407	35,735
Cardtronics PLC, Class A*	1,763	96,207
Care.com, Inc.*	200	1,714
Career Education Corp.*	2,300	23,207
Carriage Services, Inc.	600	17,184
CBIZ, Inc.*	2,140	29,318
CEB, Inc.	1,269	76,901
Collectors Universe, Inc.	400	8,492
CorVel Corp.*	362	13,249
Cotiviti Holdings, Inc.*	600	20,640
CPI Card Group, Inc.	800	3,320
CRA International, Inc.	274	10,028
Cross Country Healthcare, Inc.*	1,084	16,921
Deluxe Corp.	1,907	136,560

	Number of Shares	Value†

Commercial Services — (continued)
DeVry Education Group, Inc.	2,500	$78,000
Ennis, Inc.	858	14,886
EVERTEC, Inc.	2,600	46,150
ExlService Holdings, Inc.*	1,300	65,572
Forrester Research, Inc.	375	16,106
Franklin Covey Co.*	597	12,030
FTI Consulting, Inc.*	1,756	79,161
Grand Canyon Education, Inc.*	1,756	102,638
Great Lakes Dredge & Dock Corp.*	2,751	11,554
Green Dot Corp., Class A*	1,800	42,390
Healthcare Services Group, Inc.	2,880	112,810
HealthEquity, Inc.*	1,800	72,936
Heidrick & Struggles International, Inc.	669	16,156
HMS Holdings Corp.*	3,415	62,016
Huron Consulting Group, Inc.*	828	41,938
ICF International, Inc.*	748	41,290
INC Research Holdings, Inc., Class A*	1,700	89,420
Information Services Group, Inc.*	1,600	5,824
Insperity, Inc.	624	44,273
James River Group Holdings Ltd.	600	24,930
K12, Inc.*	1,152	19,768
Kelly Services, Inc., Class A	1,014	23,241
Kforce, Inc.	1,086	25,087
Korn/Ferry International	2,390	70,338
Landauer, Inc.	380	18,278
LendingTree, Inc.*	300	30,405
Liberty Tax, Inc.	200	2,680
LifeLock, Inc.*	3,400	81,328
Matthews International Corp., Class A	1,305	100,289
MAXIMUS, Inc.	2,688	149,964
McGrath RentCorp	953	37,348
Medifast, Inc.	331	13,780
MoneyGram International, Inc.*	878	10,369
Monro Muffler Brake, Inc.	1,237	70,756
Multi-Color Corp.	567	43,999
National Research Corp., Class A	187	3,553
Navigant Consulting, Inc.*	1,984	51,941
Neff Corp., Class A*	600	8,460
On Assignment, Inc.*	1,952	86,200
PAREXEL International Corp.*	2,099	137,946
Patriot National, Inc.*	500	2,325
Paylocity Holding Corp.*	900	27,009
PFSweb, Inc.*	400	3,400
Quad/Graphics, Inc.	1,300	34,944
Rent-A-Center, Inc.	1,953	21,971
Resources Connection, Inc.	1,522	29,299
RPX Corp.*	2,100	22,680
ServiceSource International, Inc.*	2,400	13,632
Sotheby’s*	2,041	81,354
SP Plus Corp.*	793	22,323
Strayer Education, Inc.*	400	32,252
Team Health Holdings, Inc.*	2,772	120,444
Team, Inc.*	1,183	46,433
TeleTech Holdings, Inc.	707	21,564
The Advisory Board Co.*	1,550	51,538

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
The Brink’s Co.	1,710	$70,538
The Hackett Group, Inc.	1,116	19,709
The Providence Service Corp.*	600	22,830
Travelport Worldwide Ltd.	4,700	66,270
TriNet Group, Inc.*	1,700	43,554
TrueBlue, Inc.*	1,576	38,848
Vectrus, Inc.*	300	7,155
Viad Corp.	771	34,001
Weight Watchers International, Inc.*	1,200	13,740

		3,812,643

Computers — 2.5%
3D Systems Corp.*	4,400	58,476
A10 Networks, Inc.*	2,000	16,620
Agilysys, Inc.*	376	3,895
Barracuda Networks, Inc.*	1,000	21,430
CACI International, Inc., Class A*	950	118,085
Carbonite, Inc.*	800	13,120
Convergys Corp.	3,583	87,998
Cray, Inc.*	1,599	33,099
Datalink Corp.*	900	10,134
Diebold Nixdorf, Inc.	2,700	67,905
Digimarc Corp.*	300	9,000
DMC Global, Inc.	700	11,095
Electronics For Imaging, Inc.*	1,824	80,001
Engility Holdings, Inc.*	700	23,590
EPAM Systems, Inc.*	1,900	122,189
Globant SA*	1,100	36,685
Immersion Corp.*	842	8,950
Insight Enterprises, Inc.*	1,543	62,399
LivePerson, Inc.*	1,925	14,534
Lumentum Holdings, Inc.*	2,100	81,165
Maxwell Technologies, Inc.*	1,500	7,680
Mentor Graphics Corp.	4,276	157,742
Mercury Systems, Inc.*	1,436	43,396
Mitek Systems, Inc.*	1,400	8,610
MTS Systems Corp.	660	37,422
NetScout Systems, Inc.*	3,565	112,297
Nimble Storage, Inc.*	2,700	21,384
Pure Storage, Inc., Class A*	2,600	29,406
Qualys, Inc.*	1,100	34,815
Radisys Corp.*	1,700	7,531
Science Applications International Corp.	1,700	144,160
Silver Spring Networks, Inc.*	1,500	19,965
Stratasys Ltd.*	1,800	29,772
Super Micro Computer, Inc.*	1,471	41,262
Sykes Enterprises, Inc.*	1,536	44,329
Synaptics, Inc.*	1,416	75,869
Syntel, Inc.	1,360	26,914
Tessera Holding Corp.	2,023	89,417
The KEYW Holding Corp.*	1,300	15,327
Unisys Corp.*	2,224	33,249
USA Technologies, Inc.*	1,800	7,740
Varonis Systems, Inc.*	300	8,040
Virtusa Corp.*	1,089	27,356
Vocera Communications, Inc.*	800	14,792

		1,918,845

	Number of Shares	Value†

Cosmetics & Personal Care — 0.2%
Avon Products, Inc.*	17,000	$85,680
elf Beauty, Inc.*	500	14,470
Inter Parfums, Inc.	624	20,436
Revlon, Inc., Class A*	570	16,616

		137,202

Distribution & Wholesale — 0.6%
Beacon Roofing Supply, Inc.*	2,381	109,693
Core-Mark Holding Co., Inc.	1,764	75,976
Essendant, Inc.	1,519	31,747
Fossil Group, Inc.*	1,700	43,962
H&E Equipment Services, Inc.	1,159	26,947
Owens & Minor, Inc.	2,476	87,378
ScanSource, Inc.*	981	39,583
SiteOne Landscape Supply, Inc.*	500	17,365
Titan Machinery, Inc.*	523	7,620
Triton International Ltd.	1,693	26,749
Veritiv Corp.*	300	16,125

		483,145

Diversified Financial Services — 2.5%
Aircastle Ltd.	1,976	41,200
Altisource Portfolio Solutions SA*	500	13,295
Associated Capital Group, Inc., Class A	262	8,607
BGC Partners, Inc., Class A	8,807	90,096
Blackhawk Network Holdings, Inc.*	2,200	82,885
Calamos Asset Management, Inc., Class A	469	4,010
Cohen & Steers, Inc.	817	27,451
Cowen Group Inc., Class A*	948	14,686
Diamond Hill Investment Group, Inc.	107	22,511
Ellie Mae, Inc.*	1,300	108,784
Encore Capital Group, Inc.*	997	28,564
Enova International, Inc.*	1,029	12,914
Evercore Partners, Inc., Class A	1,522	104,561
Federal Agricultural Mortgage Corp., Class C	300	17,181
Financial Engines, Inc.	2,100	77,175
FNFV Group*	2,800	38,360
GAIN Capital Holdings, Inc.	1,800	11,844
GAMCO Investors, Inc., Class A	262	8,093
Greenhill & Co., Inc.	1,100	30,470
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,000	37,980
Houlihan Lokey, Inc.	600	18,672
Impac Mortgage Holdings, Inc.*	500	7,010
INTL. FCStone, Inc.*	593	23,483
Investment Technology Group, Inc.	1,300	25,662
Janus Capital Group, Inc.	5,600	74,312
KCG Holdings, Inc., Class A*	2,181	28,898
Ladder Capital Corp. REIT	1,536	21,074
Ladenburg Thalmann Financial Services, Inc.*	4,000	9,760
LendingClub Corp.*	13,400	70,350
Manning & Napier, Inc.	700	5,285
Marlin Business Services Corp.	200	4,180
Moelis & Co., Class A	900	30,510
Nationstar Mortgage Holdings, Inc.*	1,300	23,478
Nelnet, Inc., Class A	799	40,549

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
NewStar Financial, Inc.*	1,300	$12,025
Ocwen Financial Corp.*	3,800	20,482
OM Asset Management PLC	1,700	24,650
On Deck Capital, Inc.*	2,200	10,186
Oppenheimer Holdings, Inc., Class A	238	4,427
PennyMac Financial Service, Class A*	500	8,325
PHH Corp.*	1,989	30,153
Piper Jaffray Cos.*	587	42,557
PJT Partners, Inc.	800	24,704
PRA Group, Inc.*	1,848	72,257
Pzena Investment Management, Inc., Class A	830	9,221
Regional Management Corp.*	600	15,768
Stifel Financial Corp.*	2,506	125,175
Teton Advisors, Inc., Class B~	2	0
Virtu Financial, Inc.	1,100	17,545
Virtus Investment Partners, Inc.	240	28,332
Waddell & Reed Financial, Inc., Class A	3,200	62,432
WageWorks, Inc.*	1,500	108,750
Walter Investment Management Corp.*	1,353	6,427
Westwood Holdings Group, Inc.	311	18,657
WisdomTree Investments, Inc.	4,400	49,016
World Acceptance Corp.*	262	16,841

		1,871,820

Electric — 1.9%
ALLETE, Inc.	1,951	125,235
Ameresco, Inc., Class A*	1,100	6,050
Atlantic Power Corp.*	4,127	10,317
Atlantica Yield PLC	2,500	48,375
Avista Corp.	2,439	97,536
Black Hills Corp.	2,048	125,624
Dynegy, Inc.*	4,300	36,378
El Paso Electric Co.	1,577	73,330
EnerNOC, Inc.*	1,300	7,800
Genie Energy Ltd., Class B	800	4,600
IDACORP, Inc.	2,001	161,181
MGE Energy, Inc.	1,342	87,633
NorthWestern Corp.	1,880	106,916
NRG Yield, Inc., Class A	1,500	23,040
NRG Yield, Inc., Class C	2,500	39,500
Ormat Technologies, Inc.	1,500	80,430
Otter Tail Corp.	1,592	64,954
PNM Resources, Inc.	3,110	106,673
Portland General Electric Co.	3,656	158,414
Spark Energy, Inc., Class A	200	6,060
The Empire District Electric Co.	1,719	58,601
Unitil Corp.	463	20,992

		1,449,639

Electrical Components & Equipment — 1.1%
Advanced Energy Industries, Inc.*	1,593	87,217
Belden, Inc.	1,655	123,745
Encore Wire Corp.	771	33,423
Energous Corp.*	700	11,795
EnerSys	1,723	134,566
Generac Holdings, Inc.*	2,649	107,920

	Number of Shares	Value†

Electrical Components & Equipment — (continued)
General Cable Corp.	1,900	$36,195
Graham Corp.	466	10,322
Insteel Industries, Inc.	691	24,627
Littelfuse, Inc.	878	133,254
Novanta, Inc.*	1,300	27,300
Powell Industries, Inc.	429	16,731
Universal Display Corp.*	1,649	92,839
Vicor Corp.*	422	6,372

		846,306

Electronics — 2.3%
Allied Motion Technologies, Inc.	400	8,556
Applied Optoelectronics, Inc.*	700	16,408
AVX Corp.	1,600	25,008
Badger Meter, Inc.	1,118	41,310
Bel Fuse, Inc., Class B	269	8,312
Benchmark Electronics, Inc.*	2,077	63,349
Brady Corp., Class A	1,857	69,730
Coherent, Inc.*	973	133,676
Control4 Corp.*	1,000	10,200
CTS Corp.	1,263	28,291
Electro Scientific Industries, Inc.*	1,300	7,696
ESCO Technologies, Inc.	1,034	58,576
FARO Technologies, Inc.*	620	22,320
Fluidigm Corp.*	1,100	8,008
GoPro, Inc., Class A*	3,700	32,227
II-VI, Inc.*	2,456	72,820
IMAX Corp.*	2,400	75,360
Itron, Inc.*	1,300	81,705
Kimball Electronics, Inc.*	933	16,981
Mesa Laboratories, Inc.	100	12,275
Methode Electronics, Inc.	1,460	60,371
NVE Corp.	209	14,929
OSI Systems, Inc.*	657	50,011
Park Electrochemical Corp.	833	15,536
Plexus Corp.*	1,303	70,414
Rogers Corp.*	760	58,376
Sanmina Corp.*	2,926	107,238
Sparton Corp.*	400	9,540
Stoneridge, Inc.*	1,273	22,519
TASER International, Inc.*	2,011	48,747
Tech Data Corp.*	1,400	118,552
TTM Technologies, Inc.*	2,829	38,559
Vishay Intertechnology, Inc.	5,400	87,480
Vishay Precision Group, Inc.*	300	5,670
Watts Water Technologies, Inc., Class A	1,117	72,828
Woodward, Inc.	2,123	146,593
ZAGG, Inc.*	900	6,390

		1,726,561

Energy-Alternate Sources — 0.3%
Clean Energy Fuels Corp.*	2,900	8,294
FuelCell Energy, Inc.*	581	1,017
FutureFuel Corp.	1,100	15,290
Green Plains, Inc.	1,467	40,856
Pacific Ethanol, Inc.*	900	8,550

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Energy-Alternate Sources — (continued)
Pattern Energy Group, Inc.	2,600	$49,374
Plug Power, Inc.*	6,800	8,160
Renewable Energy Group, Inc.*	1,600	15,520
REX American Resources Corp.*	192	18,960
Sunrun, Inc.*	2,700	14,337
TerraForm Global, Inc., Class A*	3,600	14,220
TerraForm Power, Inc., Class A*	3,700	47,397
Vivint Solar, Inc.*	800	2,040

		244,015

Engineering & Construction — 1.1%
Aegion Corp.*	1,555	36,854
Argan, Inc.	536	37,815
Dycom Industries, Inc.*	1,253	100,603
EMCOR Group, Inc.	2,463	174,282
Exponent, Inc.	1,040	62,712
Granite Construction, Inc.	1,544	84,920
Hill International, Inc.*	1,500	6,525
IES Holdings, Inc.*	400	7,660
Layne Christensen Co.*	700	7,609
MasTec, Inc.*	2,664	101,898
McDermott International, Inc.*	9,300	68,727
Mistras Group, Inc.*	800	20,544
MYR Group, Inc.*	683	25,735
NV5 Global, Inc.*	300	10,020
Orion Group Holdings, Inc.*	1,137	11,313
TopBuild Corp.*	1,600	56,960
Tutor Perini Corp.*	1,397	39,116
VSE Corp.	408	15,847

		869,140

Entertainment — 0.7%
AMC Entertainment Holdings, Inc., Class A	1,156	38,899
Churchill Downs, Inc.	520	78,234
Eldorado Resorts, Inc.*	1,000	16,950
Eros International PLC*	1,200	15,660
Golden Entertainment, Inc.	500	6,055
International Speedway Corp., Class A	1,100	40,480
Isle of Capri Casinos, Inc.*	841	20,764
Marriott Vacations Worldwide Corp.	900	76,365
National CineMedia, Inc.	2,374	34,969
Penn National Gaming, Inc.*	3,200	44,128
Pinnacle Entertainment, Inc.*	2,382	34,539
Reading International, Inc., Class A*	700	11,620
Red Rock Resorts, Inc.	1,300	30,147
Scientific Games Corp., Class A*	1,900	26,600
SeaWorld Entertainment, Inc.	2,700	51,111
Speedway Motorsports, Inc.	316	6,848

		533,369

Environmental Control — 0.6%
Advanced Disposal Services, Inc.*	1,100	24,442
Aqua Metals, Inc.*	600	7,866
AquaVenture Holdings Ltd.*	400	9,812
Calgon Carbon Corp.	2,162	36,754
Casella Waste Systems, Inc., Class A*	1,500	18,615

	Number of Shares	Value†

Environmental Control — (continued)
CECO Environmental Corp.	1,309	$18,260
Darling Ingredients, Inc.*	6,567	84,780
Energy Recovery, Inc.*	1,500	15,525
Heritage-Crystal Clean, Inc.*	600	9,420
MSA Safety, Inc.	1,221	84,652
NII Holdings, Inc.*	2,500	5,375
Tetra Tech, Inc.	2,364	102,007
TRC Cos., Inc.*	900	9,540
U.S. Ecology, Inc.	942	46,299

		473,347

Food — 1.7%
AdvancePierre Foods Holdings, Inc.	900	26,802
Amplify Snack Brands, Inc.*	900	7,929
B&G Foods, Inc.	2,572	112,654
Cal-Maine Foods, Inc.	1,246	55,042
Calavo Growers, Inc.	651	39,972
Dean Foods Co.	3,700	80,586
Fresh Del Monte Produce, Inc..	1,316	79,789
Ingles Markets, Inc., Class A	604	29,052
Inventure Foods, Inc.*	500	4,925
J&J Snack Foods Corp.	596	79,524
John B Sanfilippo & Son, Inc.	400	28,156
Lancaster Colony Corp.	733	103,639
Lifeway Foods, Inc.*	87	1,001
NutriSystem, Inc.	1,237	42,862
Performance Food Group Co.*	1,500	36,000
Sanderson Farms, Inc.	834	78,596
Seaboard Corp.*	11	43,472
Seneca Foods Corp., Class A*	211	8,451
Smart & Final Stores, Inc.*	1,100	15,510
Snyder’s-Lance, Inc.	3,212	123,148
SpartanNash Co.	1,530	60,496
SUPERVALU, Inc.*	10,300	48,101
TerraVia Holdings, Inc.*	3,100	3,565
The Chefs’ Warehouse, Inc.*	750	11,850
Tootsie Roll Industries, Inc.	660	26,235
United Natural Foods, Inc.*	2,100	100,212
Village Super Market, Inc., Class A	268	8,281
Weis Markets, Inc.	366	24,464

		1,280,314

Forest Products & Paper — 0.3%
Clearwater Paper Corp.*	678	44,443
Deltic Timber Corp.	392	30,211
Neenah Paper, Inc.	674	57,425
Orchids Paper Products Co.	400	10,472
P.H. Glatfelter Co.	1,659	39,634
Schweitzer-Mauduit International, Inc.	1,176	53,543

		235,728

Gas — 1.2%
Chesapeake Utilities Corp.	635	42,513
Delta Natural Gas Co., Inc.	300	8,799
New Jersey Resources Corp.	3,464	122,972
Northwest Natural Gas Co.	1,050	62,790

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Gas — (continued)
ONE Gas, Inc.	2,100	$134,316
South Jersey Industries, Inc.	3,180	107,134
Southwest Gas Holdings, Inc.	1,894	145,118
Spire, Inc.	1,756	113,350
WGL Holdings, Inc.	1,994	152,103

		889,095

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,870	72,743
Hardinge, Inc.	700	7,756
Kennametal, Inc.	3,200	100,032
Milacron Holdings Corp.*	700	13,041

		193,572

Healthcare Products — 3.1%
Abaxis, Inc.	829	43,746
Accelerate Diagnostics, Inc.*	951	19,733
Accuray, Inc.*	2,738	12,595
Analogic Corp.	507	42,056
AngioDynamics, Inc.*	958	16,161
AtriCure, Inc.*	1,200	23,484
Atrion Corp.	61	30,939
AxoGen, Inc.*	1,200	10,800
BioTelemetry, Inc.*	1,200	26,820
Cantel Medical Corp.	1,475	116,156
Cardiovascular Systems, Inc.*	1,300	31,473
Cerus Corp.*	3,600	15,660
ConforMIS, Inc.*	1,600	12,960
CONMED Corp.	1,203	53,137
CryoLife, Inc.	1,399	26,791
Cutera, Inc.*	500	8,675
Cynosure, Inc., Class A*	894	40,766
Endologix, Inc.*	3,198	18,293
Entellus Medical, Inc.*	400	7,588
Exactech, Inc.*	509	13,896
GenMark Diagnostics, Inc.*	1,700	20,808
Genomic Health, Inc.*	709	20,838
Glaukos Corp.*	700	24,010
Globus Medical, Inc., Class A*	3,000	74,430
Haemonetics Corp.*	2,046	82,249
Halyard Health, Inc.*	1,900	70,262
ICU Medical, Inc.*	579	85,316
Inogen, Inc.*	700	47,019
Insulet Corp.*	2,246	84,629
Integer Holdings Corp.*	1,293	38,079
Integra LifeSciences Holdings Corp.*	1,226	105,179
Intersect ENT, Inc.*	1,100	13,310
Invacare Corp.	1,190	15,529
InVivo Therapeutics Holdings Corp.*	900	3,780
iRhythm Technologies, Inc.*	400	12,000
IRIDEX Corp.*	400	5,624
K2M Group Holdings, Inc.*	1,100	22,044
LeMaitre Vascular, Inc.	400	10,136
Luminex Corp.*	1,653	33,440
Masimo Corp.*	1,604	108,110
Meridian Bioscience, Inc.	1,760	31,152

	Number of Shares	Value†

Healthcare Products — (continued)
Merit Medical Systems, Inc.*	1,575	$41,737
MiMedx Group, Inc.*	3,800	33,668
NanoString Technologies, Inc.*	600	13,380
Natus Medical, Inc.*	1,375	47,850
Nevro Corp.*	1,000	72,660
Novan, Inc.*	200	5,404
Novocure Ltd.*	2,100	16,485
NuVasive, Inc.*	2,006	135,124
NxStage Medical, Inc.*	2,584	67,727
Ocular Therapeutix, Inc.*	700	5,859
OraSure Technologies, Inc.*	2,201	19,325
Orthofix International NV*	671	24,277
Oxford Immunotec Global PLC*	1,000	14,950
Penumbra, Inc.*	1,000	63,800
Quidel Corp.*	1,051	22,512
Rockwell Medical, Inc.*	1,800	11,790
STAAR Surgical Co.*	1,400	15,190
Surmodics, Inc.*	373	9,474
T2 Biosystems, Inc.*	600	3,156
Tandem Diabetes Care, Inc.*	400	860
The Spectranetics Corp.*	1,665	40,792
TransEnterix, Inc.*	2,500	3,250
Utah Medical Products, Inc.	200	14,550
Vascular Solutions, Inc.*	683	38,316
Wright Medical Group NV*	4,218	96,930
Zeltiq Aesthetics, Inc.*	1,500	65,280

		2,364,019

Healthcare Services — 1.5%
AAC Holdings, Inc.*	200	1,448
Addus HomeCare Corp.*	400	14,020
Adeptus Health, Inc., Class A*	500	3,820
Air Methods Corp.*	1,487	47,361
Almost Family, Inc.*	277	12,216
Amedisys, Inc.*	1,206	51,412
American Renal Associates Holdings, Inc.*	400	8,512
Capital Senior Living Corp.*	1,036	16,628
Catalent, Inc.*	4,000	107,840
Chemed Corp.	629	100,898
Civitas Solutions, Inc.*	400	7,960
Community Health Systems, Inc.*	4,500	25,155
Genesis Healthcare, Inc.*	1,861	7,909
HealthSouth Corp.	3,536	145,824
Healthways, Inc.*	1,258	28,619
Invitae Corp.*	1,100	8,734
Kindred Healthcare, Inc.	3,374	26,486
LHC Group, Inc.*	582	26,597
Magellan Health, Inc.*	941	70,810
Medpace Holdings, Inc.*	300	10,821
Molina Healthcare, Inc.*	1,668	90,506
Natera, Inc.*	700	8,197
National HealthCare Corp.	406	30,771
Nobilis Health Corp.*	1,200	2,520
OvaScience, Inc.*	800	1,224
Quorum Health Corp.*	1,300	9,451
RadNet, Inc.*	1,500	9,675

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
Select Medical Holdings Corp.*	4,400	$58,300
Surgery Partners, Inc.*	700	11,095
Surgical Care Affiliates, Inc.*	1,100	50,897
Teladoc, Inc.*	800	13,200
The Ensign Group, Inc.	1,880	41,755
Triple-S Management Corp., Class B*	1,091	22,584
U.S. Physical Therapy, Inc.	491	34,468
Universal American Corp.*	1,780	17,711

		1,125,424

Holding Companies — 0.2%
FCB Financial Holdings, Inc., Class A*	1,200	57,240
HRG Group, Inc.*	4,875	75,855
National Bank Holdings Corp., Class A	1,000	31,890
Tiptree Financial, Inc., Class A	1,100	6,765
Wins Finance Holdings, Inc.*	100	18,000

		189,750

Home Builders — 0.7%
Beazer Homes USA, Inc.*	1,424	18,939
Cavco Industries, Inc.*	369	36,845
Century Communities, Inc.*	500	10,500
Green Brick Partners, Inc.*	1,100	11,055
Hovnanian Enterprises, Inc., Class A*	4,810	13,131
Installed Building Products, Inc.*	900	37,170
KB Home	3,400	53,754
LGI Homes, Inc.*	600	17,238
M/I Homes, Inc.*	836	21,050
MDC Holdings, Inc.	1,575	40,415
Meritage Homes Corp.*	1,490	51,852
Tailored Brands, Inc.	1,956	49,976
Taylor Morrison Home Corp., Class A*	1,100	21,186
The New Home Co., Inc.*	600	7,026
TRI Pointe Group, Inc.*	6,100	70,028
WCI Communities, Inc.*	700	16,415
William Lyon Homes, Class A*	1,000	19,030
Winnebago Industries, Inc.	1,122	35,511

		531,121

Home Furnishings — 0.5%
American Woodmark Corp.*	569	42,817
Bassett Furniture Industries, Inc.	300	9,120
Daktronics, Inc.	1,209	12,936
Ethan Allen Interiors, Inc.	1,028	37,882
Flexsteel Industries, Inc.	200	12,334
Hooker Furniture Corp.	500	18,975
iRobot Corp.*	1,082	63,243
Kimball International, Inc., Class B	1,244	21,845
La-Z-Boy, Inc.	1,962	60,920
Select Comfort Corp.*	1,872	42,345
Universal Electronics, Inc.*	600	38,730

		361,147

Hotels & Resorts — 0.1%
Caesars Entertainment Corp.*	2,000	17,000

	Number of Shares	Value†

Hotels & Resorts — (continued)
La Quinta Holdings, Inc.*	3,400	$48,314

		65,314

Household Products & Wares — 0.4%
ACCO Brands Corp.*	4,393	57,328
Central Garden & Pet Co.*	500	16,545
Central Garden & Pet Co., Class A*	1,402	43,322
CSS Industries, Inc.	412	11,153
Helen of Troy Ltd.*	1,095	92,473
WD-40 Co.	546	63,827

		284,648

Housewares — 0.0%
Libbey, Inc.	800	15,568
Lifetime Brands, Inc.	400	7,100

		22,668

Insurance — 3.1%
Ambac Financial Group, Inc.*	1,700	38,250
American Equity Investment Life Holding Co.	3,476	78,349
AMERISAFE, Inc.	708	44,144
Argo Group International Holdings Ltd.	1,160	76,411
Atlas Financial Holdings, Inc.*	400	7,220
Baldwin & Lyons, Inc., Class B	325	8,190
Blue Capital Reinsurance Holdings Ltd.	300	5,535
Citizens, Inc.*	1,466	14,396
CNO Financial Group, Inc.	7,193	137,746
Crawford & Co., Class B	638	8,013
Donegal Group, Inc., Class A	283	4,947
eHealth, Inc.*	720	7,668
EMC Insurance Group, Inc.	450	13,505
Employers Holdings, Inc.	1,282	50,767
Enstar Group Ltd.*	474	93,710
Essent Group Ltd.*	3,000	97,110
FBL Financial Group, Inc., Class A	427	33,370
Federated National Holding Co.	500	9,345
Fidelity & Guaranty Life	500	11,850
Genworth Financial, Inc., Class A*	20,500	78,105
Global Indemnity Ltd.*	383	14,634
Greenlight Capital Re Ltd., Class A*	1,128	25,718
Hallmark Financial Services, Inc.*	255	2,966
HCI Group, Inc.	300	11,844
Heritage Insurance Holdings, Inc.	800	12,536
Hilltop Holdings, Inc.	2,983	88,893
Horace Mann Educators Corp.	1,709	73,145
Independence Holding Co.	500	9,775
Infinity Property & Casualty Corp.	420	36,918
Investors Title Co.	100	15,818
Kemper Corp.	1,500	66,450
Kinsale Capital Group, Inc.	400	13,604
Maiden Holdings Ltd.	2,768	48,302
MBIA, Inc.*	5,500	58,850
MGIC Investment Corp.*	13,527	137,840
National General Holdings Corp.	2,000	49,980
National Western Life Group, Inc., Class A	95	29,526
NMI Holdings, Inc., Class A*	2,100	22,365

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
OneBeacon Insurance Group Ltd., Class A	900	$14,445
Primerica, Inc.	1,900	131,385
Radian Group, Inc.	8,703	156,480
RLI Corp.	1,522	96,084
Safety Insurance Group, Inc.	582	42,893
Selective Insurance Group, Inc.	2,375	102,244
State Auto Financial Corp.	776	20,805
State National Cos., Inc.	1,000	13,860
Stewart Information Services Corp.	908	41,841
The Navigators Group, Inc.	495	58,286
Third Point Reinsurance Ltd.*	2,300	26,565
Trupanion, Inc.*	600	9,312
United Fire Group, Inc.	880	43,270
United Insurance Holdings Corp.	800	12,112
Universal Insurance Holdings, Inc.	1,251	35,528
WMIH Corp.*	8,700	13,485

		2,356,390

Internet — 2.0%
1-800-Flowers.com, Inc., Class A*	737	7,886
Angie’s List, Inc.*	1,600	13,168
Autobytel, Inc.*	300	4,035
Bankrate, Inc.*	1,923	21,249
Bazaarvoice, Inc.*	3,500	16,975
Blucora, Inc.*	1,496	22,066
Blue Nile, Inc.	439	17,837
Boingo Wireless, Inc.*	1,700	20,723
Box, Inc., Class A*	2,100	29,106
Brightcove, Inc.*	1,200	9,660
ChannelAdvisor Corp.*	900	12,915
Chegg, Inc.*	3,100	22,878
Cogent Communications Holdings, Inc.	1,619	66,946
comScore, Inc.*	1,793	56,623
DHI Group, Inc.*	1,863	11,644
Endurance International Group Holdings, Inc.*	2,100	19,530
ePlus, Inc.*	245	28,224
Etsy, Inc.*	4,300	50,654
FTD Cos., Inc.*	818	19,501
Global Eagle Entertainment, Inc.*	1,500	9,690
GrubHub, Inc.*	3,300	124,146
HealthStream, Inc.*	900	22,545
Imperva, Inc.*	1,100	42,240
Intralinks Holdings, Inc.*	1,700	22,984
Limelight Networks, Inc.*	1,172	2,953
Lionbridge Technologies, Inc.*	2,243	13,009
Liquidity Services, Inc.*	1,035	10,091
MeetMe, Inc.*	1,900	9,367
New Media Investment Group, Inc.	1,700	27,183
NIC, Inc.	2,629	62,833
Overstock.com, Inc.*	571	9,993
Perficient, Inc.*	1,245	21,775
Q2 Holdings, Inc.*	900	25,965
QuinStreet, Inc.*	1,815	6,824
Quotient Technology, Inc.*	2,700	29,025
Rapid7, Inc.*	800	9,736

	Number of Shares	Value†

Internet — (continued)
RealNetworks, Inc.*	515	$2,503
Reis, Inc.	400	8,900
RetailMeNot, Inc.*	1,300	12,090
RingCentral, Inc., Class A*	2,400	49,440
Safeguard Scientifics, Inc.*	850	11,433
Shutterfly, Inc.*	1,390	69,750
Shutterstock, Inc.*	800	38,016
Stamps.com, Inc.*	662	75,898
TechTarget, Inc.*	500	4,265
The Rubicon Project, Inc.*	1,200	8,904
Trade Desk Inc., Class A*	300	8,301
TrueCar, Inc.*	2,300	28,750
VASCO Data Security International, Inc.*	1,028	14,032
VirnetX Holding Corp.*	1,583	3,483
Wayfair, Inc., Class A*	1,300	45,565
Web.com Group, Inc.*	1,900	40,185
WebMD Health Corp.*	1,432	70,984
XO Group, Inc.*	859	16,708
Zendesk, Inc.*	3,300	69,960
Zix Corp.*	1,848	9,129

		1,490,275

Investment Companies — 0.1%
Arlington Asset Investment Corp., Class A	900	13,338
Caesars Acquisition Co., Class A*	1,900	25,650
Real Industry, Inc.*	800	4,880

		43,868

Iron & Steel — 0.6%
AK Steel Holding Corp.*	12,800	130,688
Allegheny Technologies, Inc.	4,400	70,092
Carpenter Technology Corp.	1,800	65,106
Cliffs Natural Resources, Inc.*	8,700	73,167
Commercial Metals Co.	4,500	98,010
Ryerson Holding Corp.*	800	10,680
Schnitzer Steel Industries, Inc., Class A	900	23,130
TimkenSteel Corp.*	1,400	21,672

		492,545

Leisure Time — 0.5%
Acushnet Holdings Corp.*	1,100	21,681
Arctic Cat, Inc.*	444	6,669
Callaway Golf Co.	3,946	43,248
Camping World Holdings Inc.	600	19,554
ClubCorp Holdings, Inc.	2,700	38,745
Escalade, Inc.	600	7,920
Fox Factory Holding Corp.*	1,000	27,750
Johnson Outdoors, Inc., Class A	200	7,938
LCI Industries	991	106,780
Liberty TripAdvisor Holdings, Inc., Class A*	2,900	43,645
Lindblad Expeditions Holdings Inc.*	700	6,615
Malibu Boats, Inc., Class A*	500	9,540
Marine Products Corp.	688	9,543
Nautilus, Inc.*	1,300	24,050
Planet Fitness, Inc., Class A	1,000	20,100

		393,778

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 0.3%
Belmond Ltd., Class A*	3,445	$45,991
Boyd Gaming Corp.*	3,400	68,578
Century Casinos, Inc.*	1,100	9,053
ILG, Inc.	4,416	80,239
Intrawest Resorts Holdings, Inc.*	600	10,710
Monarch Casino & Resort, Inc.*	485	12,503
Red Lion Hotels Corp.*	800	6,680
The Marcus Corp.	633	19,939

		253,693

Machinery — Construction & Mining — 0.3%
Astec Industries, Inc.	798	53,833
Babcock & Wilcox Enterprises, Inc.*	1,900	31,521
Hyster-Yale Materials Handling, Inc.	344	21,937
Joy Global, Inc.	4,000	112,000

		219,291

Machinery — Diversified — 0.8%
Alamo Group, Inc.	417	31,734
Albany International Corp., Class A	1,132	52,412
Altra Industrial Motion Corp.	1,003	37,011
Applied Industrial Technologies, Inc.	1,482	88,031
Briggs & Stratton Corp.	1,836	40,869
Chart Industries, Inc.*	1,177	42,396
Columbus McKinnon Corp.	685	18,522
DXP Enterprises, Inc.*	522	18,134
Gencor Industries, Inc.*	500	7,850
Hurco Cos., Inc.	200	6,620
Kadant, Inc.	499	30,539
Lindsay Corp.	453	33,798
NACCO Industries, Inc., Class A	122	11,047
Power Solutions International, Inc.*	100	750
SPX FLOW, Inc.*	1,500	48,090
Tennant Co.	736	52,403
The ExOne Co.*	500	4,670
The Gorman-Rupp Co.	751	23,243
The Manitowoc Co., Inc.*	5,300	31,694

		579,813

Media — 1.4%
Central European Media Enterprises Ltd., Class A*	3,100	7,905
Daily Journal Corp.*	41	9,914
Entercom Communications Corp., Class A	1,200	18,360
Entravision Communications Corp., Class A	2,800	19,600
Gannett Co., Inc.	4,800	46,608
Gray Television, Inc.*	2,600	28,210
Houghton Mifflin Harcourt Co.*	4,600	49,910
Liberty Braves Corp., Class A*	500	10,245
Liberty Braves Corp., Class C*	1,300	26,767
Liberty Media Corp., Class A*	1,000	31,350
Liberty Media Corp., Class C*	1,900	59,527
Media General, Inc.*	4,400	82,852
Meredith Corp.	1,500	88,725
MSG Networks, Inc., Class A*	2,500	53,750
Nexstar Broadcasting Group, Inc.	1,200	75,960

	Number of Shares	Value†

Media — (continued)
Saga Communications, Inc., Class A	133	$6,690
Scholastic Corp.	1,156	54,898
Sinclair Broadcast Group, Inc., Class A	2,617	87,277
The E.W. Scripps Co., Class A*	2,329	45,019
The New York Times Co., Class A	5,121	68,109
Time, Inc.	4,300	76,755
TiVo Corp.*	4,624	96,639
tronc, Inc.	1,100	15,257
World Wrestling Entertainment, Inc., Class A	1,314	24,178

		1,084,505

Metal Fabricate/Hardware — 0.9%
Advanced Drainage Systems, Inc.	1,200	24,720
Ampco-Pittsburgh Corp.	500	8,375
Atkore International Group, Inc.*	500	11,955
CIRCOR International, Inc.	635	41,199
Global Brass & Copper Holdings, Inc.	1,000	34,300
Haynes International, Inc.	564	24,246
Lawson Products, Inc.*	400	9,520
Mueller Industries, Inc.	2,188	87,432
Mueller Water Products, Inc., Class A	6,192	82,416
NN, Inc.	1,000	19,050
Olympic Steel, Inc.	231	5,597
Omega Flex, Inc.	59	3,290
RBC Bearings, Inc.*	937	86,963
Rexnord Corp.*	3,400	66,606
Sun Hydraulics Corp.	859	34,334
TriMas Corp.*	1,795	42,183
Worthington Industries, Inc.	1,784	84,633

		666,819

Mining — 0.8%
Century Aluminum Co.*	1,754	15,014
Coeur Mining, Inc.*	7,628	69,338
Fairmount Santrol Holdings, Inc.*	4,000	47,160
Ferroglobe PLC	2,414	26,144
Ferroglobe Representation & Warranty Insurance Trust Units~	2,414	0
Gold Resource Corp.	2,400	10,440
Hecla Mining Co.	15,517	81,309
Kaiser Aluminum Corp.	716	55,626
Materion Corp.	857	33,937
Ring Energy, Inc.*	1,600	20,784
Smart Sand, Inc.*	700	11,585
Stillwater Mining Co.*	4,924	79,326
United States Lime & Minerals, Inc.	29	2,197
US Silica Holdings, Inc.	3,000	170,040

		622,900

Miscellaneous Manufacturing — 1.7%
Actuant Corp., Class A	2,406	62,436
American Outdoor Brands Corp.*	2,179	45,933
American Railcar Industries, Inc.	400	18,116
AZZ, Inc.	976	62,366
Barnes Group, Inc.	2,065	97,922
Chase Corp.	300	25,065

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
CLARCOR, Inc.	1,898	$156,528
EnPro Industries, Inc.	917	61,769
Fabrinet*	1,300	52,390
Federal Signal Corp.	2,343	36,574
FreightCar America, Inc.	570	8,510
GP Strategies Corp.*	400	11,440
Handy & Harman Ltd.*	200	5,110
Harsco Corp.	3,200	43,520
Hillenbrand, Inc.	2,374	91,043
John Bean Technologies Corp.	1,129	97,038
Koppers Holdings, Inc.*	820	33,046
LSB Industries, Inc.*	749	6,307
Lydall, Inc.*	600	37,110
Movado Group, Inc.	760	21,850
Myers Industries, Inc.	1,125	16,088
NL Industries, Inc.*	90	734
Park-Ohio Holdings Corp.	400	17,040
Proto Labs, Inc.*	1,000	51,350
Raven Industries, Inc.	1,346	33,919
SPX Corp.*	1,700	40,324
Standex International Corp.	500	43,925
Sturm Ruger & Co., Inc.	719	37,891
Tredegar Corp.	1,061	25,464
Trinseo SA	1,100	65,230

		1,306,038

Office & Business Equipment — 0.0%
Eastman Kodak Co.*	800	12,400

Office Furnishings — 0.5%
Herman Miller, Inc.	2,432	83,174
HNI Corp.	1,843	103,061
Interface, Inc.	2,595	48,137
Knoll, Inc.	1,953	54,547
Steelcase, Inc., Class A	3,531	63,205

		352,124

Oil & Gas — 1.9%
Abraxas Petroleum Corp.*	4,100	10,537
Adams Resources & Energy, Inc.	100	3,965
Alon USA Energy, Inc.	1,352	15,386
Atwood Oceanics, Inc.	2,300	30,199
Bill Barrett Corp.*	2,025	14,155
California Resources Corp.*	1,400	29,806
Callon Petroleum Co.*	5,800	89,146
Carrizo Oil & Gas, Inc.*	2,565	95,803
Clayton Williams Energy, Inc.*	217	25,879
Cobalt International Energy, Inc.*	17,000	20,740
Contango Oil & Gas Co.*	703	6,566
CVR Energy, Inc.	700	17,773
Delek US Holdings, Inc.	2,498	60,127
Denbury Resources, Inc.*	14,400	52,992
Eclipse Resources Corp.*	1,400	3,738
EP Energy Corp., Class A*	1,800	11,790
Evolution Petroleum Corp.	1,200	12,000
EXCO Resources, Inc.*	6,375	5,570

	Number of Shares	Value†

Oil & Gas — (continued)
Isramco, Inc.*	21	$2,610
Jones Energy, Inc., Class A*	3,000	15,000
Matador Resources Co.*	3,300	85,008
Northern Oil & Gas, Inc.*	2,253	6,196
Oasis Petroleum, Inc.*	9,600	145,344
Panhandle Oil and Gas, Inc., Class A	634	14,931
Par Pacific Holdings, Inc.*	1,318	19,164
Parker Drilling Co.*	5,217	13,564
PDC Energy, Inc.*	2,212	160,547
RSP Permian, Inc.*	4,000	178,480
Sanchez Energy Corp.*	1,900	17,157
Seadrill Ltd.*	15,500	52,855
Synergy Resources Corp.*	7,600	67,716
Trecora Resources*	1,000	13,850
Unit Corp.*	2,100	56,427
W&T Offshore, Inc.*	1,643	4,551
Western Refining, Inc.	3,237	122,520

		1,482,092

Oil & Gas Services — 0.9%
Archrock, Inc.	2,600	34,320
CARBO Ceramics, Inc.*	800	8,368
Dawson Geophysical Co.*	1,000	8,040
Exterran Corp.*	1,300	31,070
Flotek Industries, Inc.*	2,000	18,780
Forum Energy Technologies, Inc.*	2,300	50,600
Geospace Technologies Corp.*	476	9,691
Helix Energy Solutions Group, Inc.*	4,701	41,463
Hornbeck Offshore Services, Inc.*	1,378	9,949
Independence Contract Drilling, Inc.*	1,100	7,370
Mammoth Energy Services, Inc.*	600	9,120
Matrix Service Co.*	987	22,405
MRC Global, Inc.*	3,700	74,962
Natural Gas Services Group, Inc.*	594	19,097
Newpark Resources, Inc.*	3,512	26,340
NOW, Inc.*	4,300	88,021
Oil States International, Inc.*	2,100	81,900
Pioneer Energy Services Corp.*	2,650	18,152
SEACOR Holdings, Inc.*	600	42,768
Tesco Corp.*	1,400	11,550
TETRA Technologies, Inc.*	2,979	14,955
Thermon Group Holdings, Inc.*	1,100	20,999
Willbros Group, Inc.*	2,600	8,424

		658,344

Packaging and Containers — 0.2%
AEP Industries, Inc.	138	16,022
Greif, Inc., Class B	200	13,510
Greif, Inc., Class A	1,000	51,310
KapStone Paper and Packaging Corp.	3,640	80,262
Multi Packaging Solutions International Ltd.*	800	11,408
UFP Technologies, Inc.*	300	7,635

		180,147

Pharmaceuticals — 2.9%
AcelRx Pharmaceuticals, Inc.*	1,800	4,680

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Aclaris Therapeutics, Inc.*	300	$8,142
Adamas Pharmaceuticals, Inc.*	700	11,830
Aerie Pharmaceuticals, Inc.*	1,200	45,420
Aimmune Therapeutics, Inc.*	1,100	22,495
Akebia Therapeutics, Inc.*	1,200	12,492
Amicus Therapeutics, Inc.*	5,600	27,832
Amphastar Pharmaceuticals, Inc.*	1,400	25,788
Ampio Pharmaceuticals, Inc.*	2,200	1,980
Anika Therapeutics, Inc.*	500	24,480
Anthera Pharmaceuticals, Inc.*	1,100	714
Aratana Therapeutics, Inc.*	900	6,462
Array BioPharma, Inc.*	7,148	62,831
Avexis, Inc.*	200	9,546
Axovant Sciences Ltd.*	800	9,936
Bio-Path Holdings, Inc.*	4,000	5,400
BioScrip, Inc.*	4,411	4,587
BioSpecifics Technologies Corp.*	300	16,710
Cara Therapeutics, Inc.*	800	7,432
Cempra, Inc.*	1,800	5,040
ChemoCentryx, Inc.*	1,000	7,400
Chimerix, Inc.*	1,700	7,820
Cidara Therapeutics, Inc.*	500	5,200
Clovis Oncology, Inc.*	1,300	57,746
Collegium Pharmaceutical, Inc.*	400	6,228
Concert Pharmaceuticals, Inc.*	500	5,145
Corcept Therapeutics, Inc.*	2,900	21,054
Depomed, Inc.*	2,283	41,140
Diplomat Pharmacy, Inc.*	1,900	23,940
Durect Corp.*	3,500	4,690
Eagle Pharmaceuticals, Inc.*	400	31,736
Egalet Corp.*	900	6,885
Enanta Pharmaceuticals, Inc.*	600	20,100
Endocyte, Inc.*	1,500	3,825
Esperion Therapeutics, Inc.*	500	6,260
FibroGen, Inc.*	2,200	47,080
Flexion Therapeutics, Inc.*	900	17,118
Global Blood Therapeutics, Inc.*	700	10,115
Heron Therapeutics, Inc.*	1,200	15,720
Heska Corp.*	300	21,480
Horizon Pharma PLC*	6,500	105,170
Ignyta, Inc.*	600	3,180
Immune Design Corp.*	400	2,200
Impax Laboratories, Inc.*	2,837	37,590
Infinity Pharmaceuticals, Inc.*	1,828	2,468
Inotek Pharmaceuticals Corp.*	900	5,490
Insys Therapeutics, Inc.*	800	7,360
Intra-Cellular Therapies, Inc.*	1,400	21,126
Ironwood Pharmaceuticals, Inc.*	5,161	78,912
Keryx Biopharmaceuticals, Inc.*	3,500	20,510
La Jolla Pharmaceutical Co.*	400	7,012
Lannett Co., Inc.*	997	21,984
Lifevantage Corp.*	700	5,705
MannKind Corp.*	8,904	5,669
MediciNova, Inc.*	1,400	8,442
Minerva Neurosciences, Inc.*	800	9,400
Mirati Therapeutics, Inc.*	500	2,375

	Number of Shares	Value†

Pharmaceuticals — (continued)
MyoKardia, Inc.*	500	$6,475
Myovant Sciences Ltd.*	800	9,952
NantKwest, Inc.*	800	4,576
Natural Grocers by Vitamin Cottage, Inc.*	400	4,756
Natural Health Trends Corp.	300	7,455
Nature’s Sunshine Products, Inc.	200	3,000
Nektar Therapeutics*	5,533	67,890
Neogen Corp.*	1,402	92,532
Neos Therapeutics, Inc.*	400	2,340
Nutraceutical International Corp.	396	13,840
Omega Protein Corp.*	1,000	25,050
Ophthotech Corp.*	1,200	5,796
Osiris Therapeutics, Inc.*	773	3,795
Pacira Pharmaceuticals, Inc.*	1,400	45,220
PharMerica Corp.*	1,220	30,683
Phibro Animal Health Corp., Class A	700	20,510
Portola Pharmaceuticals, Inc.*	1,900	42,636
PRA Health Sciences, Inc.*	1,000	55,120
Prestige Brands Holdings, Inc.*	2,072	107,951
Progenics Pharmaceuticals, Inc.*	2,601	22,473
Protagonist Therapeutics, Inc.*	400	8,796
Ra Pharmaceuticals, Inc.*	600	9,114
Radius Health, Inc.*	1,200	45,636
Reata Pharmaceuticals, Inc., Class A*	300	6,549
Regulus Therapeutics, Inc.*	1,200	2,700
Revance Therapeutics, Inc.*	700	14,490
Sarepta Therapeutics, Inc.*	1,900	52,117
SciClone Pharmaceuticals, Inc.*	2,277	24,592
Seres Therapeutics, Inc.*	800	7,920
Sorrento Therapeutics, Inc.*	900	4,410
Sucampo Pharmaceuticals, Inc., Class A*	871	11,802
Supernus Pharmaceuticals, Inc.*	1,900	47,975
Synergy Pharmaceuticals, Inc.*	7,600	46,284
Synutra International, Inc.*	311	1,664
Teligent, Inc.*	1,800	11,898
TESARO, Inc.*	1,200	161,376
Tetraphase Pharmaceuticals, Inc.*	1,200	4,836
TG Therapeutics, Inc.*	1,200	5,580
TherapeuticsMD, Inc.*	5,900	34,043
Trevena, Inc.*	2,000	11,760
USANA Health Sciences, Inc.*	448	27,418
Vanda Pharmaceuticals, Inc.*	1,441	22,984
Vital Therapies, Inc.*	800	3,480
Voyager Therapeutics, Inc.*	300	3,822
Xencor, Inc.*	1,300	34,216
Zafgen, Inc.*	600	1,908
Zogenix, Inc.*	1,175	14,276

		2,212,768

Pipelines — 0.2%
Primoris Services Corp.	1,490	33,942
SemGroup Corp., Class A	2,700	112,725

		146,667

Publishing/Newspapers — 0.1%
Cimpress NV*	1,000	91,610

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — 0.6%
Alexander & Baldwin, Inc.	1,800	$80,766
AV Homes, Inc.*	595	9,401
Community Healthcare Trust, Inc.	600	13,818
Consolidated-Tomoka Land Co.	124	6,624
Farmland Partners, Inc.	600	6,696
Forestar Group, Inc.*	1,163	15,468
Four Corners Property Trust, Inc..	2,500	51,300
FRP Holdings, Inc.*	369	13,911
HFF, Inc., Class A	1,500	45,375
Kennedy-Wilson Holdings, Inc.	3,281	67,260
Marcus & Millichap, Inc.*	500	13,360
RE/MAX Holdings, Inc., Class A	700	39,200
RMR Group, Inc., Class A	367	14,497
Stratus Properties, Inc.*	300	9,825
The St. Joe Co.*	2,100	39,900
Trinity Place Holdings, Inc.*	900	8,343

		435,744

Regional Malls — 0.1%
Washington Prime Group, Inc.	7,800	81,198

Retail — 4.7%
Abercrombie & Fitch Co., Class A	2,800	33,600
America’s Car-Mart, Inc.*	227	9,931
American Eagle Outfitters, Inc.	6,700	101,639
Asbury Automotive Group, Inc.*	849	52,383
Ascena Retail Group, Inc.*	6,713	41,553
At Home Group, Inc.*	500	7,315
Barnes & Noble Education, Inc.*	1,737	19,923
Barnes & Noble, Inc.	2,600	28,990
Big 5 Sporting Goods Corp.	581	10,080
Big Lots, Inc.	1,800	90,378
Biglari Holdings, Inc.*	40	18,928
BJ’s Restaurants, Inc.*	920	36,156
Bloomin’ Brands, Inc.	4,100	73,923
BMC Stock Holdings, Inc.*	2,300	44,850
Bob Evans Farms, Inc.	842	44,803
Bojangles’, Inc.*	500	9,325
Boot Barn Holdings, Inc.*	400	5,008
Buffalo Wild Wings, Inc.*	747	115,337
Build-A-Bear Workshop, Inc.*	700	9,625
Caleres, Inc.	1,654	54,284
Carrols Restaurant Group, Inc.*	1,113	16,973
Chico’s FAS, Inc.	5,300	76,267
Chuy’s Holdings, Inc.*	600	19,470
Citi Trends, Inc.	503	9,477
Conn’s, Inc.*	1,104	13,966
Cracker Barrel Old Country Store, Inc.	724	120,894
Dave & Buster’s Entertainment, Inc.*	1,500	84,450
Del Frisco’s Restaurant Group, Inc.*	1,000	17,000
Del Taco Restaurants, Inc.*	1,100	15,532
Denny’s Corp.*	3,152	40,440
Destination XL Group, Inc.*	1,500	6,375
DineEquity, Inc.	671	51,667
DSW, Inc., Class A	2,800	63,420
Duluth Holdings, Inc., Class B*	500	12,700
El Pollo Loco Holdings, Inc. *	900	11,070

	Number of Shares	Value†

Retail — (continued)
Express, Inc.*	3,154	$33,937
EZCORP, Inc., Class A*	1,766	18,808
Fiesta Restaurant Group, Inc.*	1,013	30,238
FirstCash, Inc.	1,939	91,133
Five Below, Inc.*	2,100	83,916
Francesca’s Holdings Corp.*	1,658	29,894
Fred’s, Inc., Class A	1,431	26,559
Freshpet, Inc.*	700	7,105
Genesco, Inc.*	795	49,369
GMS, Inc.*	300	8,784
GNC Holdings, Inc., Class A	2,800	30,912
Group 1 Automotive, Inc.	807	62,898
Guess?, Inc.	2,400	29,040
Haverty Furniture Cos., Inc.	950	22,515
Hibbett Sports, Inc.*	955	35,622
HSN, Inc.	1,279	43,870
J. Alexander’s Holding, Inc.*	483	5,192
Jack in the Box, Inc.	1,314	146,695
Jamba, Inc.*	440	4,532
Kirkland’s, Inc.*	827	12,827
Kona Grill, Inc.*	500	6,275
Lands’ End, Inc.*	700	10,605
Lithia Motors, Inc., Class A	994	96,249
Lumber Liquidators Holdings, Inc.*	1,033	16,259
MarineMax, Inc.*	1,000	19,350
Nathan’s Famous, Inc.*	100	6,490
Noodles & Co.*	300	1,230
Office Depot, Inc.	22,500	101,700
Ollie’s Bargain Outlet Holdings, Inc. *	900	25,605
Papa John’s International, Inc.	1,110	94,994
Party City Holdco, Inc.*	1,200	17,040
PC Connection, Inc.	565	15,871
PetMed Express, Inc.	613	14,142
Pier 1 Imports, Inc.	3,644	31,120
Popeyes Louisiana Kitchen, Inc.*	859	51,952
Potbelly Corp.*	1,000	12,900
PriceSmart, Inc.	831	69,388
Red Robin Gourmet Burgers, Inc.*	520	29,328
Regis Corp.*	1,332	19,341
RH*	1,600	49,120
Ruby Tuesday, Inc.*	2,213	7,148
Rush Enterprises, Inc., Class A*	1,135	36,206
Rush Enterprises, Inc., Class B*	300	9,261
Ruth’s Hospitality Group, Inc.	1,195	21,869
Sears Holding Corp.*	500	4,645
Shake Shack, Inc., Class A*	700	25,053
Shoe Carnival, Inc.	458	12,357
Sonic Automotive, Inc., Class A	1,134	25,969
Sonic Corp.	1,732	45,915
Sportsman’s Warehouse Holdings, Inc.*	600	5,634
Stage Stores, Inc.	1,381	6,035
Stein Mart, Inc.	1,261	6,910
Systemax, Inc.	262	2,298
Texas Roadhouse, Inc.	2,670	128,801
The Buckle, Inc.	1,049	23,917
The Cato Corp., Class A	1,104	33,208

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
The Cheesecake Factory, Inc.	1,816	$108,742
The Children’s Place, Inc.	794	80,154
The Container Store Group, Inc.*	600	3,810
The Finish Line, Inc., Class A	1,793	33,726
The Habit Restaurants, Inc., Class A*	400	6,900
Tile Shop Holdings, Inc.*	1,300	25,415
Tilly’s, Inc., Class A*	400	5,276
Tuesday Morning Corp.*	1,629	8,797
Vera Bradley, Inc.*	800	9,376
Vitamin Shoppe, Inc.*	1,000	23,750
West Marine, Inc.*	664	6,952
Wingstop, Inc.*	700	20,713
Winmark Corp.	100	12,615
Zoe’s Kitchen, Inc.*	700	16,793
Zumiez, Inc.*	703	15,361

		3,604,143

Savings & Loans — 2.2%
Astoria Financial Corp.	3,701	69,024
Banc of California, Inc.	1,900	32,965
Bank Mutual Corp.	1,632	15,422
BankFinancial Corp.	609	9,025
Bear State Financial, Inc.	800	8,120
Beneficial Bancorp, Inc.	2,773	51,023
Berkshire Hills Bancorp, Inc.	1,302	47,979
BofI Holding, Inc.*	2,400	68,520
Brookline Bancorp, Inc.	2,922	47,921
BSB Bancorp, Inc.*	300	8,685
Capitol Federal Financial, Inc.	5,100	83,946
Charter Financial Corp.	300	5,001
Clifton Bancorp, Inc.	646	10,930
Dime Community Bancshares, Inc.	1,430	28,743
ESSA Bancorp, Inc.	500	7,860
EverBank Financial Corp.	4,200	81,690
First Defiance Financial Corp.	300	15,222
First Financial Northwest, Inc.	600	11,844
Flagstar Bancorp, Inc.*	800	21,552
Flushing Financial Corp.	1,138	33,446
Hingham Institution for Savings	100	19,678
Home Bancorp, Inc.	300	11,583
HomeStreet, Inc.*	1,000	31,600
HomeTrust Bancshares, Inc.*	500	12,950
Investors Bancorp, Inc.	11,855	165,377
Lake Sunapee Bank Group	400	9,436
Meridian Bancorp, Inc.	1,874	35,419
Meta Financial Group, Inc.	300	30,870
MutualFirst Financial, Inc.	300	9,930
Northfield Bancorp, Inc.	1,793	35,806
Northwest Bancshares, Inc.	3,775	68,063
OceanFirst Financial Corp.	927	27,838
Oritani Financial Corp.	1,718	32,212
Pacific Premier Bancorp, Inc.*	1,000	35,350
Provident Financial Holdings, Inc.	300	6,066
Provident Financial Services, Inc.	2,403	68,005
SI Financial Group, Inc.	500	7,700
Southern Missouri Bancorp, Inc.	300	10,614
Sterling Bancorp, Inc.	5,114	119,668

	Number of Shares	Value†

Savings & Loans — (continued)
Territorial Bancorp, Inc.	243	$7,980
United Community Financial Corp.	1,700	15,198
United Financial Bancorp, Inc.	2,131	38,699
Washington Federal, Inc.	3,700	127,095
Waterstone Financial, Inc.	1,000	18,400
WSFS Financial Corp.	1,071	49,641

		1,654,096

Semiconductors — 3.5%
Advanced Micro Devices, Inc.*	29,900	339,066
Alpha & Omega Semiconductor Ltd.*	1,000	21,270
Ambarella, Inc.*	1,400	75,782
Amkor Technology, Inc.*	4,011	42,316
Applied Micro Circuits Corp.*	2,958	24,404
Axcelis Technologies, Inc.*	1,025	14,914
Brooks Automation, Inc.	2,977	50,817
Cabot Microelectronics Corp.	961	60,706
Cavium, Inc.*	2,693	168,126
CEVA, Inc.*	671	22,512
Cirrus Logic, Inc.*	2,481	140,276
Cohu, Inc.	904	12,566
Diodes, Inc.*	1,399	35,912
DSP Group, Inc.*	557	7,269
EMCORE Corp.	1,200	10,440
Entegris, Inc.*	5,670	101,493
Exar Corp.*	1,532	16,515
FormFactor, Inc.*	2,629	29,445
Gerber Scientific, Inc. Escrow Shares~	500	0
GigPeak, Inc.*	2,900	7,308
Impinj, Inc.*	200	7,068
Inphi Corp.*	1,600	71,392
Integrated Device Technology, Inc.*	5,593	131,771
Intersil Corp., Class A	5,400	120,420
InvenSense, Inc.*	3,300	42,207
IXYS Corp.	1,266	15,065
Kopin Corp.*	1,507	4,280
Lattice Semiconductor Corp.*	4,924	36,241
MACOM Technology Solutions Holdings, Inc.*	1,000	46,280
MaxLinear, Inc., Class A*	2,243	48,897
Microsemi Corp.*	4,524	244,160
MKS Instruments, Inc.	2,096	124,502
Monolithic Power Systems, Inc.	1,567	128,384
Nanometrics, Inc.*	900	22,554
Photronics, Inc.*	2,692	30,420
Power Integrations, Inc.	1,095	74,296
Rambus, Inc.*	4,423	60,905
Rudolph Technologies, Inc.*	1,054	24,611
Semtech Corp.*	2,609	82,314
Sigma Designs, Inc.*	1,200	7,200
Silicon Laboratories, Inc.*	1,600	104,000
Ultra Clean Holdings, Inc.*	900	8,730
Ultratech, Inc.*	978	23,452
Veeco Instruments, Inc.*	1,693	49,351
Xcerra Corp.*	2,466	18,840

		2,708,477

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 3.7%
2U, Inc.*	1,500	$45,225
ACI Worldwide, Inc.*	4,527	82,165
Actua Corp.*	1,728	24,192
Acxiom Corp.*	2,967	79,515
Amber Road, Inc.*	600	5,448
American Software, Inc., Class A	1,193	12,324
Appfolio, Inc., Class A*	300	7,155
Apptio, Inc., Class A*	500	9,265
Aspen Technology, Inc.*	3,153	172,406
Avid Technology, Inc.*	1,100	4,840
Benefitfocus, Inc.*	400	11,880
Blackbaud, Inc.	1,850	118,400
Blackline, Inc.*	600	16,578
Bottomline Technologies, Inc.*	1,545	38,656
BroadSoft, Inc.*	1,261	52,016
Callidus Software, Inc.*	2,400	40,320
Castlight Health, Inc., Class B*	1,200	5,940
CommVault Systems, Inc.*	1,548	79,567
Computer Programs & Systems, Inc.	447	10,549
Cornerstone OnDemand, Inc.*	2,100	88,851
Coupa Software, Inc.*	500	12,505
CSG Systems International, Inc.	1,281	62,000
Digi International, Inc.*	1,157	15,909
Ebix, Inc.	1,036	59,104
Envestnet, Inc.*	1,713	60,383
Everbridge, Inc.*	500	9,225
Evolent Health, Inc., Class A*	700	10,360
Exa Corp.*	700	10,752
Fair Isaac Corp.	1,288	153,555
Five9, Inc.*	1,100	15,609
Glu Mobile, Inc.*	4,000	7,760
Guidance Software, Inc.*	400	2,832
Hortonworks, Inc.*	1,700	14,127
HubSpot, Inc.*	1,200	56,400
InnerWorkings, Inc.*	1,724	16,981
Instructure, Inc.*	300	5,865
Jive Software, Inc.*	1,500	6,525
ManTech International Corp., Class A	1,039	43,898
Medidata Solutions, Inc.*	2,188	108,678
MicroStrategy, Inc., Class A*	375	74,025
MINDBODY, Inc., Class A*	500	10,650
MobileIron, Inc.*	1,200	4,500
Model N, Inc.*	1,100	9,735
Monotype Imaging Holdings, Inc.	1,599	31,740
New Relic, Inc.*	900	25,425
Omnicell, Inc.*	1,435	48,646
Park City Group, Inc.*	700	8,890
Paycom Software, Inc.*	1,800	81,882
PDF Solutions, Inc.*	1,200	27,060
pdvWireless, Inc.*	500	11,275
Pegasystems, Inc.	1,460	52,560
Planet Payment, Inc.*	2,000	8,160
Progress Software Corp.	1,986	63,413
Proofpoint, Inc.*	1,600	113,040
PROS Holdings, Inc.*	917	19,734
QAD, Inc., Class A	392	11,917

	Number of Shares	Value†

Software — (continued)
Quality Systems, Inc.	2,204	$28,983
RealPage, Inc.*	2,200	66,000
Rosetta Stone, Inc.*	1,000	8,910
Sapiens International Corp. NV	800	11,472
SPS Commerce, Inc.*	700	48,923
Synchronoss Technologies, Inc.*	1,646	63,042
SYNNEX Corp.	1,194	144,498
Take-Two Interactive Software, Inc.*	3,444	169,755
Tangoe, Inc.*	669	5,272
Verint Systems, Inc.*	2,395	84,424
Workiva, Inc.*	900	12,285
Xactly Corp.*	1,000	11,000

		2,834,976

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,777	53,754
Wesco Aircraft Holdings, Inc.*	2,240	33,488

		87,242

Telecommunications — 3.2%
8X8, Inc.*	3,400	48,620
Acacia Communications, Inc.*	200	12,350
ADTRAN, Inc.	1,905	42,577
Aerohive Networks, Inc.*	1,300	7,410
Anixter International, Inc.*	1,134	91,911
ATN International, Inc.	449	35,978
Black Box Corp.	562	8,571
CalAmp Corp.*	1,400	20,300
Calix, Inc.*	1,487	11,450
Ciena Corp.*	5,500	134,255
Cincinnati Bell, Inc.*	1,557	34,799
Clearfield, Inc.*	400	8,280
Comtech Telecommunications Corp.	552	6,541
Consolidated Communications Holdings, Inc.	1,841	49,431
DigitalGlobe, Inc.*	2,569	73,602
EarthLink Holdings Corp.	4,016	22,650
Extreme Networks, Inc.*	4,147	20,859
FairPoint Communications, Inc.*	1,000	18,700
Finisar Corp.*	4,221	127,770
General Communication, Inc., Class A*	1,286	25,013
Gigamon, Inc.*	1,300	59,215
Globalstar, Inc.*	14,900	23,542
Gogo, Inc.*	2,200	20,284
GTT Communications, Inc.*	1,100	31,625
Harmonic, Inc.*	2,870	14,350
Hawaiian Telcom Holdco, Inc.*	200	4,956
HC2 Holdings, Inc.*	700	4,151
IDT Corp., Class B	800	14,832
Infinera Corp.*	5,194	44,097
Inteliquent, Inc.	1,226	28,100
Intelsat SA*	1,200	3,204
InterDigital, Inc.	1,394	127,342
Iridium Communications, Inc.*	3,500	33,600
Ixia*	2,713	43,679
j2 Global, Inc.	1,874	153,293
Knowles Corp.*	3,452	57,683

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
KVH Industries, Inc.*	354	$4,177
LogMeIn, Inc.	981	94,716
Loral Space & Communications, Inc.*	546	22,413
Lumos Networks Corp.*	782	12,215
NeoPhotonics Corp.*	1,300	14,053
NETGEAR, Inc.*	1,329	72,231
NeuStar, Inc., Class A*	2,200	73,480
Numerex Corp., Class A*	800	5,920
Oclaro, Inc.*	4,400	39,380
ORBCOMM, Inc.*	2,700	22,329
Plantronics, Inc.	1,367	74,857
Preformed Line Products Co.	45	2,615
Quantenna Communications, Inc.*	500	9,065
RigNet, Inc.*	500	11,575
Shenandoah Telecommunications Co.	1,718	46,901
ShoreTel, Inc.*	2,281	16,309
Silicom Ltd.	300	12,327
Sonus Networks, Inc.*	1,843	11,611
Spok Holdings, Inc.	1,012	20,999
Straight Path Communications, Inc., Class B*	300	10,173
Telenav, Inc.*	1,000	7,050
Ubiquiti Networks, Inc.*	1,000	57,800
ViaSat, Inc.*	2,162	143,168
Viavi Solutions, Inc.*	9,600	78,528
Vonage Holdings Corp.*	7,500	51,375
West Corp.	1,700	42,092
Windstream Holdings, Inc.	3,500	25,655

		2,448,034

Textiles — 0.2%
Culp, Inc.	500	18,575
G&K Services, Inc., Class A	776	74,845
UniFirst Corp.	577	82,886

		176,306

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.*	584	3,008

Transportation — 1.7%
Air Transport Services Group, Inc.*	2,085	33,277
ArcBest Corp.	995	27,512
Ardmore Shipping Corp.	800	5,920
Atlas Air Worldwide Holdings, Inc.*	1,048	54,653
Bristow Group, Inc.	1,350	27,648
CAI International, Inc.*	660	5,722
Celadon Group, Inc.	935	6,685
Costamare, Inc.	1,200	6,720
Covenant Transportation Group, Inc., Class A*	400	7,736
DHT Holdings, Inc.	3,900	16,146
Dorian LPG Ltd.*	900	7,389
Echo Global Logistics, Inc.*	1,300	32,565
Era Group, Inc.*	800	13,576
Forward Air Corp.	1,196	56,667
Frontline Ltd.	2,800	19,908
GasLog Ltd.	1,700	27,370
Gener8 Maritime, Inc.*	900	4,032

	Number of Shares	Value†

Transportation — (continued)
Golar LNG Ltd.	4,000	$91,760
Heartland Express, Inc.	1,967	40,048
Hub Group, Inc., Class A*	1,443	63,131
International Seaways, Inc.*	533	7,483
Knight Transportation, Inc.	2,564	84,740
Marten Transport Ltd.	1,051	24,488
Matson, Inc.	1,800	63,702
Navios Maritime Acquisition Corp.	3,700	6,290
Nordic American Tankers Ltd.	3,567	29,963
Overseas Shipholding Group, Inc.	1,600	6,128
P.A.M. Transportation Services, Inc.*	200	5,196
PHI, Inc.*	593	10,686
Radiant Logistics, Inc.*	1,000	3,900
Roadrunner Transportation Systems, Inc.*	1,000	10,390
Saia, Inc.*	961	42,428
Scorpio Bulkers, Inc.*	2,600	13,130
Scorpio Tankers, Inc.	7,100	32,163
Ship Finance International Ltd.	2,284	33,917
Swift Transportation Co.*	3,000	73,080
Teekay Corp.	1,900	15,257
Teekay Tankers Ltd., Class A	3,193	7,216
Tidewater, Inc.	1,600	5,456
Universal Logistics Holdings, Inc.	100	1,635
USA Truck, Inc.*	200	1,742
Werner Enterprises, Inc.	1,752	47,217
XPO Logistics, Inc.*	3,941	170,094
YRC Worldwide, Inc.*	1,300	17,264

		1,262,030

Trucking and Leasing — 0.2%
GATX Corp.	1,600	98,528
Textainer Group Holdings Ltd.*	812	6,049
The Greenbrier Cos., Inc.	1,047	43,503

		148,080

Water — 0.4%
American States Water Co.	1,524	69,434
Artesian Resources Corp., Class A	413	13,191
California Water Service Group	1,966	66,648
Connecticut Water Service, Inc.	419	23,401
Consolidated Water Co. Ltd.	800	8,680
Middlesex Water Co.	731	31,389
PICO Holdings, Inc.*	792	11,999
SJW Group	688	38,514
The York Water Co.	597	22,805

		286,061

TOTAL COMMON STOCKS (Cost $49,674,369)		69,443,765

REAL ESTATE INVESTMENT TRUSTS — 7.9%
Apartments — 0.3%
Bluerock Residential Growth REIT, Inc.	600	8,232
Education Realty Trust, Inc.	2,901	122,712
Independence Realty Trust, Inc.	2,792	24,905
Monogram Residential Trust, Inc.	6,500	70,330

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Apartments — (continued)
Preferred Apartment Communities, Inc., Class A	800	$11,928
Silver Bay Realty Trust Corp.	1,337	22,916

		261,023

Building & Real Estate — 1.0%
Agree Realty Corp.	1,096	50,471
Altisource Residential Corp.	2,200	24,288
Anworth Mortgage Asset Corp.	3,731	19,289
Apollo Commercial Real Estate Finance, Inc.	2,756	45,808
Ares Commercial Real Estate Corp.	1,000	13,730
Capstead Mortgage Corp.	3,475	35,410
Colony Capital, Inc. Class A	4,416	89,424
Colony Starwood Homes	2,600	74,906
CYS Investments, Inc.	5,856	45,267
Dynex Capital, Inc.	2,307	15,734
Getty Realty Corp.	1,169	29,798
Invesco Mortgage Capital, Inc.	4,407	64,342
iStar, Inc.*	2,718	33,622
New York Mortgage Trust, Inc.	4,700	31,020
PennyMac Mortgage Investment Trust	2,692	44,068
Redwood Trust, Inc.	2,777	42,238
Resource Capital Corp.	1,175	9,788
Select Income REIT	2,600	65,520

		734,723

Diversified — 1.1%
AG Mortgage Investment Trust, Inc.	1,188	20,327
Armada Hoffler Properties, Inc.	1,400	20,398
CatchMark Timber Trust, Inc., Class A	1,300	14,638
CorEnergy Infrastructure Trust, Inc.	500	17,440
CoreSite Realty Corp.	1,300	103,181
DuPont Fabros Technology, Inc.	3,050	133,986
Global Net Lease, Inc.	7,000	54,810
New York REIT, Inc.	6,600	66,792
NexPoint Residential Trust, Inc.	600	13,404
NorthStar Realty Europe Corp.	2,500	31,425
PS Business Parks, Inc.	765	89,138
STAG lndustrial, Inc.	3,200	76,384
The GEO Group, Inc.	2,968	106,640
Tier REIT, Inc.	2,000	34,780
UMH Properties, Inc.	968	14,568
Whitestone REIT	1,400	20,132

		818,043

Diversified Financial Services — 0.3%
ARMOUR Residential REIT, Inc.	1,375	29,824
Great Ajax Corp.	600	7,962
New Residential Investment Corp.	9,600	150,912
Orchid Island Capital, Inc.	600	6,498
Owens Realty Mortgage, Inc.	500	9,260
RAIT Financial Trust	3,606	12,116
Western Asset Mortgage Capital Corp.	1,597	16,082

		232,654

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	65,724

	Number of Shares	Value†

Healthcare — 1.0%
CareTrust REIT, Inc.	2,395	$36,691
Global Medical REIT, Inc.	900	8,028
Healthcare Realty Trust, Inc.	4,572	138,623
LTC Properties, Inc.	1,517	71,269
MedEquities Realty Trust, Inc.	1,200	13,320
Medical Properties Trust, Inc.	12,107	148,916
National Health Investors, Inc.	1,457	108,066
New Senior Investment Group, Inc.	2,700	26,433
Physicians Realty Trust	5,300	100,488
Sabra Health Care REIT, Inc.	2,588	63,199
Universal Health Realty Income Trust	520	34,107

		749,140

Hotels & Resorts — 1.2%
Ashford Hospitality Prime, Inc.	987	13,473
Ashford Hospitality Trust, Inc.	3,020	23,435
Chatham Lodging Trust	1,400	28,770
Chesapeake Lodging Trust	2,389	61,780
DiamondRock Hospitality Co.	8,223	94,811
FelCor Lodging Trust, Inc.	5,918	47,403
Hersha Hospitality Trust	1,717	36,915
LaSalle Hotel Properties	4,217	128,492
Pebblebrook Hotel Trust	3,009	89,518
RLJ Lodging Trust	4,900	120,001
Ryman Hospitality Properties, Inc.	1,712	107,873
Summit Hotel Properties, Inc.	3,500	56,105
Sunstone Hotel Investors, Inc.	8,747	133,392

		941,968

Industrial — 0.7%
EastGroup Properties, Inc.	1,275	94,146
First Industrial Realty Trust, Inc.	4,729	132,648
First Potomac Realty Trust	2,392	26,240
InfraREIT, Inc.*	1,700	30,447
Monmouth Real Estate Investment Corp., Class A	2,649	40,371
QTS Realty Trust, Inc., Class A	1,900	94,335
Rexford Industrial Realty, Inc.	2,600	60,294
Terreno Realty Corp.	1,675	47,721

		526,202

Mixed Industrial/Office — 0.5%
Cousins Properties, Inc.	13,070	111,229
Gladstone Commercial Corp.	1,052	21,145
Investors Real Estate Trust	4,618	32,926
Lexington Realty Trust	9,315	100,602
One Liberty Properties, Inc.	503	12,636
Washington Real Estate Investment Trust	3,006	98,266

		376,804

Office Property — 0.9%
American Assets Trust, Inc.	1,600	68,928
City Office REIT, Inc.	900	11,853
Easterly Government Properties, Inc.	1,300	26,026
Franklin Street Properties Corp.	4,045	52,423
Government Properties Income Trust	2,744	52,315

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Office Property — (continued)
Gramercy Property Trust	16,917	$155,298
Hudson Pacific Properties, Inc.	4,400	153,032
Mack-Cali Realty Corp.	3,500	101,570
Parkway, Inc.*	1,746	38,855

		660,300

Real Estate — 0.1%
Xenia Hotels & Resorts, Inc.	4,200	81,564

Regional Malls — 0.2%
CBL & Associates Properties, Inc.	6,900	79,350
MTGE Investment Corp.	2,043	32,075
Pennsylvania Real Estate Investment Trust	2,715	51,476

		162,901

Storage & Warehousing — 0.0%
National Storage Affiliates Trust	1,400	30,898

Strip Centers — 0.7%
Acadia Realty Trust	3,120	101,961
Alexander’s, Inc.	86	36,711
Cedar Realty Trust, Inc.	2,826	18,454
Kite Realty Group Trust	3,251	76,333
Ramco-Gershenson Properties Trust	3,141	52,078
Retail Opportunity Investments Corp.	4,300	90,859
Saul Centers, Inc.	351	23,380
Seritage Growth Properties	1,000	42,710
Urban Edge Properties	3,500	96,285
Urstadt Biddle Properties, Inc., Class A	1,216	29,318

		568,089

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,122,446)		6,210,033

RIGHTS — 0.0%
Chelsea Therapeutics International Ltd. CVR~	1,600	0
Clinical Data, Inc.~	354	0
Cubist Pharmaceuticals, Inc.~	1,200	0
Durata Therapeutics CVR Shares~	500	0
Dyax Corp. CVR~	5,620	6,238
Furiex Pharmaceuticals Rights~	300	0
Leap Wireless CVR~	2,300	7,303
Tobira Therapeutic, Inc. CVR*~	400	5,496

TOTAL RIGHTS (Cost $11,236)		19,037

	Par (000)
U.S. TREASURY OBLIGATIONS — 0.1%¤
U.S. Treasury Bill 0.000%, 03/02/17	$71	70,945
0.000%, 06/08/17	19	18,450

TOTAL U.S. TREASURY OBLIGATIONS (Cost $89,401)		89,395

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,278,932)	$2,278,932	2,278,932

TOTAL INVESTMENTS — 102.2% (Cost $57,176,384)		$78,041,162

Other Assets & Liabilities — (2.2)%		(1,686,431)

TOTAL NET ASSETS — 100.0%		$76,354,731

~	Fair valued security. The total market value of fair valued securities at December 31, 2016 is $19,037.
†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$69,443,765	$69,443,765	$—	$—

REAL ESTATE INVESTMENT TRUSTS	6,210,033	6,210,033	—	—

U.S. TREASURY OBLIGATIONS	89,395	—	89,395	—
RIGHTS	19,037	—	19,037	—
SHORT-TERM INVESTMENTS	2,278,932	2,278,932	—	—

TOTAL INVESTMENTS	$78,041,162	$77,932,730	$108,432	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 97.8%
Australia — 7.2%
AGL Energy Ltd.	5,276	$83,944
Alumina Ltd.	15,918	20,814
Amcor Ltd.	9,071	97,630
AMP Ltd.	24,438	88,633
APA Group	8,753	54,035
Aristocrat Leisure Ltd.	4,196	46,813
ASX Ltd.	1,401	50,191
Aurizon Holdings Ltd.	15,495	56,337
Ausnet Services	19,132	21,780
Australia & New Zealand Banking Group Ltd.	22,973	502,907
Bank of Queensland Ltd.	3,231	27,612
Bendigo & Adelaide Bank Ltd.	3,810	34,853
BHP Billiton Ltd.	25,265	452,619
Boral Ltd.	6,898	26,855
Brambles Ltd.	12,161	108,526
Caltex Australia Ltd.	2,100	46,044
Challenger Ltd/Australia	4,465	36,077
CIMIC Group Ltd.	829	20,859
Coca-Cola Amatil Ltd.	4,963	36,195
Cochlear Ltd.	418	36,893
Commonwealth Bank of Australia	13,544	803,487
Computershare Ltd.	3,381	30,335
Crown Resorts Ltd.	2,801	23,345
CSL Ltd.	3,584	259,195
Dexus Property Group	8,629	59,861
Domino’s Pizza Enterprises Ltd.	473	22,119
DUET Group	18,193	35,928
Flight Centre Travel Group Ltd.	439	9,894
Fortescue Metals Group Ltd.	13,816	57,737
Goodman Group	13,411	68,874
Harvey Norman Holdings Ltd.	3,235	11,987
Healthscope Ltd.	13,599	22,417
Incitec Pivot Ltd.	13,612	35,222
Insurance Australia Group Ltd.	19,230	82,926
Lend Lease Group	4,333	45,534
Macquarie Group Ltd.	2,369	148,399
Medibank Pvt. Ltd.	21,209	43,090
Mirvac Group	26,971	41,419
National Australia Bank Ltd.	20,813	459,729
Newcrest Mining Ltd.	6,279	90,035
Oil Search Ltd.	10,741	55,282
Orica Ltd.	2,861	36,361
Origin Energy Ltd.	14,077	66,602
Qantas Airways Ltd.	2,415	5,785
QBE Insurance Group Ltd.	10,872	97,139
Ramsay Health Care Ltd.	1,058	52,018
REA Group Ltd.	400	15,896
Rio Tinto Ltd.	3,268	140,005
Santos Ltd.	12,884	37,114
Scentre Group	41,172	137,823
Seek Ltd.	2,700	28,917
Sonic Healthcare Ltd.	3,512	54,050
South32 Ltd.	24,967	49,149
South32 Ltd.	16,770	32,815
Stockland	19,302	63,768
Suncorp Group Ltd.	9,789	95,317

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	9,694	$41,844
Tabcorp Holdings Ltd.	7,043	24,401
Tatts Group Ltd.	13,129	42,307
Telstra Corp. Ltd.	33,844	124,366
The GPT Group	15,260	55,326
The GPT Group, In Specie*~	16,419	0
TPG Telecom Ltd.	2,224	10,918
Transurban Group	15,707	116,896
Treasury Wine Estates Ltd.	5,948	45,756
Vicinity Centres	25,092	54,111
Vocus Communications Ltd.	4,003	11,147
Wesfarmers Ltd.	8,823	267,796
Westfield Corp.	15,906	107,548
Westpac Banking Corp.	26,305	617,482
Woodside Petroleum Ltd.	6,074	136,047
Woolworths Ltd.	10,150	176,180

		7,001,316

Austria — 0.2%
Andritz AG	668	33,476
Erste Group Bank AG	2,497	73,006
Immoeast AG*~	2,678	0
OMV AG	1,135	40,013
Raiffeisen Bank International AG*	750	13,672
Voestalpine AG	1,009	39,455

		199,622

Belgium — 1.2%
Ageas	1,453	57,433
Anheuser-Busch InBev N.V.	6,036	638,876
Belgacom S.A.	1,133	32,570
Colruyt S.A.	647	31,978
Groupe Bruxelles Lambert S.A.	667	55,883
KBC Groep N.V.	2,043	126,233
Solvay S.A.	600	70,144
Telenet Group Holding N.V.*	377	20,896
UCB S.A.	1,013	64,813
Umicore S.A.	738	41,986

		1,140,812

China — 0.1%
Sands China Ltd.	19,200	82,832
Yangzijiang Shipbuilding Holdings Ltd.	19,000	10,654

		93,486

Denmark — 1.6%
A.P. Moller - Maersk A/S, B Shares	55	87,668
A.P. Moller - Maersk A/S, A Shares	31	46,783
Carlsberg A/S, B Shares	840	72,348
Chr Hansen Holding AS	775	42,862
Coloplast A/S, B Shares	905	60,960
Danske Bank A/S	5,455	165,034
DSV A/S	1,517	67,370
Genmab AS*	490	81,170
ISS A/S	1,307	44,050
Novo Nordisk A/S, B Shares	15,146	543,320

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Novozymes A/S, B Shares	1,916	$65,933
Pandora A/S	881	115,006
TDC A/S*	6,200	31,783
Tryg A/S	965	17,426
Vestas Wind Systems A/S	1,794	116,188
William Demant Holding A/S*	690	11,985

		1,569,886

Finland — 0.9%
Elisa OYJ	1,000	32,462
Fortum OYJ	3,489	53,334
Kone OYJ, B Shares	2,641	118,010
Metso OYJ	661	18,805
Neste OYJ	1,183	45,271
Nokia OYJ	48,031	230,365
Nokian Renkaat OYJ	765	28,441
Orion OYJ, B Shares	750	33,324
Sampo OYJ, A Shares	3,551	158,740
Stora Enso OYJ, R Shares	4,323	46,243
UPM-Kymmene OYJ	4,158	101,686
Wartsila OYJ Abp	1,184	53,086

		919,767

France — 9.4%
Accor S.A.	1,361	50,701
Aeroports de Paris	215	23,024
Air Liquide S.A.	3,077	342,160
Alstom S.E.*	1,018	27,994
Arkema S.A.	594	58,064
AtoS S.A.	702	73,989
AXA S.A.	15,235	384,057
BNP Paribas S.A.	8,333	530,296
Bollore S.A.	6,919	24,362
Bollore S.A.*	39	134
Bouygues S.A.	1,571	56,241
Bureau Veritas S.A.	2,393	46,315
Cap Gemini S.A.	1,393	117,359
Carrefour S.A.	4,457	107,307
Casino Guichard Perrachon S.A.	468	22,424
Christian Dior S.E.	408	85,481
CNP Assurances	1,617	29,930
Compagnie de Saint-Gobain	4,041	187,977
Compagnie Generale des Establissements Michelin, B Shares	1,486	165,183
Credit Agricole S.A.	8,537	105,677
Danone S.A.	4,633	293,171
Dassault Aviation S.A.	18	20,090
Dassault Systemes S.A.	988	75,203
Edenred	1,755	34,750
Eiffage S.A.	442	30,786
Electricite de France S.A.	2,109	21,459
Essilor International S.A.	1,632	184,136
Eurazeo S.A.	360	21,046
Eutelsat Communications S.A.	1,342	25,951
Fonciere Des Regions	278	24,239
GDF Suez	11,345	144,410

	Number of Shares	Value†

France — (continued)
Gecina S.A.	313	$43,231
Groupe Eurotunnel S.E.	3,742	35,549
Hermes International	218	89,428
ICADE	313	22,308
Iliad S.A.	205	39,370
Imerys S.A.	213	16,137
Ingenico Group S.A.	436	34,787
JCDecaux S.A.	510	14,996
Kering	600	134,583
Klepierre	1,908	74,867
L’Oreal S.A.	1,990	362,709
Lagardere S.C.A.	948	26,312
Legrand S.A.	2,075	117,726
LVMH Moet Hennessy Louis Vuitton S.E.	2,191	417,763
Natixis	7,282	41,008
Numericable-SFR*	671	18,917
Orange S.A.	15,519	235,330
Pernod Ricard S.A.	1,689	182,784
Peugeot S.A.*	3,574	58,211
Publicis Groupe S.A.	1,489	102,599
Remy Cointreau S.A.	155	13,212
Renault S.A.	1,493	132,604
Rexel S.A.	1,960	32,203
Safran S.A.	2,428	174,632
Sanofi S.A.	9,142	739,272
Schneider Electric S.E.	4,383	304,481
SCOR S.E.	1,118	38,583
SEB S.A.	179	24,255
Societe BIC S.A.	246	33,426
Societe Generale S.A.	5,977	293,991
Sodexo S.A.	765	87,833
Suez Environment Co.	2,507	36,940
Technip S.A.	909	64,750
Thales S.A.	920	89,131
TOTAL S.A.	17,917	919,004
Unibail-Rodamco S.E.	772	183,972
Valeo SA	1,888	108,386
Veolia Environment S.A.	3,504	59,540
Vinci S.A.	3,958	269,243
Vivendi S.A.	8,154	154,657
Wendel S.A.	253	30,445
Zodiac Aerospace	1,724	39,533

		9,212,624

Germany — 8.6%
adidas AG	1,472	232,162
Allianz S.E.	3,601	594,303
Axel Springer S.E.	327	15,856
BASF S.E.	7,245	671,443
Bayer AG	6,525	679,799
Bayerische Motoren Werke AG	2,582	240,478
Beiersdorf AG	792	67,089
Brenntag AG	1,140	63,189
Commerzbank AG	8,718	66,377
Continental AG	878	169,153
Covestro AG144A @	547	37,441
Daimler AG	7,587	563,076

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Deutsche Annington Immobilien S.E.	3,943	$128,019
Deutsche Bank AG*	10,968	198,953
Deutsche Boerse AG*	1,516	123,366
Deutsche Lufthansa AG	1,991	25,666
Deutsche Post AG	7,576	248,456
Deutsche Telekom AG	25,363	435,160
Deutsche Wohnen AG	2,580	80,926
DONG Energy AS*144A @	666	25,192
E.ON S.E.	16,007	112,609
Evonik Industries AG	1,096	32,671
Fraport AG Frankfurt Airport Services Worldwide	272	16,050
Fresenius Medical Care AG & Co. KGaA	1,701	143,771
Fresenius S.E. & Co. KGaA	3,201	249,714
GEA Group AG	1,522	61,079
Hannover Rueck S.E.	474	51,205
HeidelbergCement AG	1,217	113,279
Henkel AG & Co. KGaA	823	85,653
Hochtief AG	160	22,338
Hugo Boss AG	567	34,615
Infineon Technologies AG	8,762	151,561
Innogy SE*144A @	1,102	38,292
K+S AG	1,330	31,682
LANXESS AG	691	45,249
Linde AG	1,451	238,019
MAN S.E.	297	29,479
Merck KGaA	1,016	105,787
Metro AG	1,566	52,050
Muenchener Ruckversicherungs AG	1,315	248,375
OSRAM Licht AG	667	34,928
ProSiebenSat.1 Media AG	1,773	68,247
RWE AG*	3,801	47,165
SAP S.E.	7,758	671,108
Siemens AG	6,039	739,417
Symrise AG	1,079	65,558
Telefonica Deutschland Holding AG	4,698	20,081
ThyssenKrupp AG	2,865	68,059
TUI AG	3,650	52,258
United Internet AG	908	35,433
Volkswagen AG	247	35,451
Zalando SE*144A @	677	25,790

		8,393,077

Hong Kong — 2.9%
AIA Group Ltd.	95,000	532,175
ASM Pacific Technology Ltd.	1,700	17,978
Bank of East Asia Ltd.	8,088	30,877
BOC Hong Kong Holdings Ltd.	28,000	99,724
Cathay Pacific Airways Ltd.	10,000	13,123
Cheung Kong Infrastructure Holdings Ltd.	5,000	39,712
Cheung Kong Property Holdings Ltd.	21,170	129,285
CK Hutchison Holdings Ltd.	21,128	238,503
CLP Holdings Ltd.	12,500	114,636
First Pacific Co., Ltd.	15,750	10,987
Galaxy Entertainment Group Ltd.	18,000	77,960
Hang Lung Group Ltd.	7,000	24,289

	Number of Shares	Value†

Hong Kong — (continued)
Hang Lung Properties Ltd.	19,000	$40,064
Hang Seng Bank Ltd.	5,900	109,413
Henderson Land Development Co., Ltd.	8,935	47,355
HK Electric Investments & HK Electric Investments Ltd.144A @	20,777	17,129
HKT Trust & HKT Ltd.	21,240	26,016
Hong Kong & China Gas Co., Ltd.	59,464	105,025
Hong Kong Exchanges & Clearing Ltd.	9,054	212,935
Hysan Development Co., Ltd.	6,140	25,322
Kerry Properties Ltd.	3,509	9,489
Li & Fung Ltd.	50,000	21,913
Link REIT	18,176	117,836
Melco Crown Entertainment Ltd. ADR	1,467	23,325
MGM China Holdings Ltd.	8,400	17,351
MTR Corp., Ltd.	11,599	56,235
New World Development Co., Ltd.	43,273	45,593
NWS Holdings Ltd.	13,664	22,212
PCCW Ltd.	33,068	17,876
Power Assets Holdings Ltd.	10,500	92,369
Shangri-La Asia Ltd.	6,666	7,020
Sino Land Co., Ltd.	21,298	31,756
SJM Holdings Ltd.	17,000	13,266
Sun Hung Kai Properties Ltd.	11,161	140,545
Swire Pacific Ltd., A Shares	4,000	38,063
Swire Properties Ltd.	9,336	25,701
Techtronic Industries Co.	11,000	39,363
The Wharf Holdings Ltd.	11,000	72,864
WH Group Ltd.144A @	63,823	51,448
Wheelock & Co., Ltd.	7,000	39,286
Yue Yuen Industrial Holdings Ltd.	7,000	25,373

		2,821,392

Ireland — 1.1%
Anglo Irish Bank Corp. PLC~	3,146	0
Bank of Ireland*	220,348	53,967
CRH PLC	6,548	225,858
DCC PLC	683	50,769
Experian PLC	7,589	146,936
James Hardie Industries PLC	3,958	62,479
Kerry Group PLC, A Shares	1,349	96,420
Paddy Power Betfair PLC	632	67,249
Ryanair Holdings PLC ADR	257	21,398
Shire PLC	7,072	403,808

		1,128,884

Israel — 0.6%
Azrieli Group	283	12,282
Bank Hapoalim BM	8,292	49,217
Bank Leumi Le-Israel BM*	11,337	46,590
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	28,473
Check Point Software Technologies Ltd.*	1,012	85,474
Elbit Systems Ltd.	186	18,790
Frutarom Industries Ltd.	303	15,466
Israel Chemicals Ltd.	3,410	13,922
Mizrahi Tefahot Bank Ltd.	783	11,436
Mobileye NV*	1,353	51,576

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
NICE Systems Ltd.	400	$27,445
Taro Pharmaceutical Industries Ltd.*	116	12,211
Teva Pharmaceutical Industries Ltd.	7,232	260,404

		633,286

Italy — 1.8%
Assicurazioni Generali SpA	9,446	140,013
Atlantia SpA	3,570	83,525
Enel SpA	60,404	265,519
Eni SpA	20,152	326,687
Ferrari NV	1,122	65,324
Finmeccanica SpA*	3,179	44,523
Intesa Sanpaolo SpA	100,509	254,604
Intesa Sanpaolo SpA, RSP	8,795	20,600
Luxottica Group SpA	1,314	70,623
Mediobanca SpA	4,539	36,966
Poste Italiane Spa144A @	4,029	26,717
Prysmian SpA	1,389	35,601
Saipem SpA*	46,345	25,921
Snam SpA	20,845	85,733
Telecom Italia SpA*	78,086	68,945
Telecom Italia SpA, RSP	52,300	37,959
Terna Rete Elettrica Nasionale SpA	11,628	53,179
UniCredit SpA	39,577	113,655
Unipolsai SPA	8,602	18,347

		1,774,441

Japan — 23.8%
ABC-Mart, Inc.	200	11,314
Acom Co., Ltd.*	3,200	13,973
Aeon Co., Ltd.	5,700	80,562
AEON Financial Service Co., Ltd.	700	12,398
Aeon Mall Co., Ltd.	710	9,977
Air Water, Inc.	1,000	18,014
Aisin Seiki Co., Ltd.	1,400	60,577
Ajinomoto Co., Inc.	4,700	94,576
Alfresa Holdings Corp.	1,600	26,427
Alps Electric Co., Ltd.	1,400	33,639
Amada Holdings Co., Ltd.	3,000	33,422
ANA Holdings, Ltd.	11,000	29,590
Aozora Bank Ltd.	10,000	35,333
Asahi Glass Co., Ltd.	7,000	47,493
Asahi Group Holdings Ltd.	3,200	100,752
Asahi Kasei Corp.	11,000	95,714
Asics Corp.	1,000	19,928
Astellas Pharma, Inc.	16,500	228,910
Bandai Namco Holdings, Inc.	1,500	41,287
Benesse Holdings, Inc.	700	19,232
Bridgestone Corp.	5,200	187,100
Brother Industries Ltd.	1,500	26,966
Calbee, Inc.	800	25,025
Canon, Inc.	8,300	233,746
Casio Computer Co., Ltd.	1,500	21,140
Central Japan Railway Co.	1,100	180,609
Chubu Electric Power Co., Inc.	5,100	70,968
Chugai Pharmaceutical Co., Ltd.	1,800	51,631

	Number of Shares	Value†

Japan — (continued)
Concordia Financial Group Ltd.	8,000	$38,497
Credit Saison Co., Ltd.	1,000	17,796
Cyberdyne, Inc.*	1,000	14,101
Dai Nippon Printing Co., Ltd.	4,000	39,467
Daicel Corp.	2,000	21,988
Daiichi Sankyo Co., Ltd.	4,800	98,012
Daikin Industries Ltd.	1,800	164,896
Daito Trust Construction Co., Ltd.	600	90,203
Daiwa House Industry Co., Ltd.	4,500	122,717
Daiwa House REIT Investment Corp.	11	27,887
Daiwa Securities Group, Inc.	13,000	80,050
DeNA Co., Ltd.	800	17,484
Denso Corp.	3,900	168,700
Dentsu, Inc.	1,800	84,642
Don Quijote Holdings Co., Ltd.	800	29,524
East Japan Railway Co.	2,600	224,169
Eisai Co., Ltd.	2,000	114,615
Electric Power Development Co., Ltd.	1,000	22,952
FamilyMart Co., Ltd.	700	46,578
FANUC Corp.	1,500	250,942
Fast Retailing Co., Ltd.	400	142,811
Fuji Electric Co., Ltd.	4,000	20,655
Fuji Heavy Industries Ltd.	4,900	199,648
FUJIFILM Holdings Corp.	3,700	140,103
Fujitsu Ltd.	15,000	83,063
Fukuoka Financial Group, Inc.	6,000	26,610
Hakuhodo DY Holdings, Inc.	1,500	18,470
Hamamatsu Photonics K.K.	1,000	26,265
Hankyu Hanshin Holdings, Inc.	1,800	57,637
Hikari Tsushin, Inc.	200	18,618
Hino Motors Ltd.	2,000	20,320
Hirose Electric Co., Ltd.	210	25,970
Hisamitsu Pharmaceutical Co., Inc.	400	19,979
Hitachi Chemical Co., Ltd.	1,000	24,946
Hitachi Construction Machinery Co., Ltd.	1,000	21,619
Hitachi High-Technologies Corp.	500	20,110
Hitachi Ltd.	38,000	204,901
Hitachi Metals Ltd.	2,000	26,927
Hokuriku Electric Power Co.	1,200	13,422
Honda Motor Co., Ltd.	12,800	373,700
Hongkong Land Holdings Ltd.	9,000	56,698
Hoshizaki Electric Co., Ltd.	500	39,585
Hoya Corp.	3,300	138,367
Hulic Co., Ltd.	2,500	22,181
Idemitsu Kosan Co., Ltd.	900	23,873
IHI Corp.*	12,000	31,079
Iida Group Holdings Co., Ltd.	1,000	18,957
Inpex Corp.	7,200	71,970
Isetan Mitsukoshi Holdings Ltd.	2,500	26,919
Isuzu Motors Ltd.	4,500	56,900
ITOCHU Corp.	12,000	158,889
J. Front Retailing Co., Ltd.	2,000	26,927
Japan Airlines Co., Ltd.	1,000	29,181
Japan Airport Terminal Co., Ltd.	300	10,840
Japan Exchange Group, Inc.	4,000	57,049

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Japan Post Bank Co., Ltd.	3,000	$35,951
Japan Post Holdings Co., Ltd.	4,000	49,806
Japan Prime Realty Investment Corp.	8	31,562
Japan Real Estate Investment Corp.	10	54,613
Japan Retail Fund Investment Corp.	20	40,544
Japan Tobacco, Inc.	8,600	282,283
JFE Holdings, Inc.	4,600	69,563
JGC Corp.	2,000	36,233
JSR Corp.	1,100	17,314
JTEKT Corp.	1,500	23,919
JX Holdings, Inc.	17,690	74,748
Kajima Corp.	7,000	48,350
Kakaku.Com, Inc.	1,100	18,175
Kamigumi Co., Ltd.	2,000	19,049
Kaneka Corp.	2,000	16,268
Kansai Paint Co., Ltd.	2,000	36,787
Kao Corp.	3,900	184,606
Kawasaki Heavy Industries Ltd.	10,000	31,302
KDDI Corp.	14,400	363,643
Keihan Electric Railway Co., Ltd.	5,000	32,797
Keikyu Corp.	4,000	46,333
Keio Corp.	5,000	41,071
Keisei Electric Railway Co., Ltd.	1,000	24,214
Keyence Corp.	341	233,329
Kikkoman Corp.	1,000	31,906
Kintetsu Group Holdings Co., Ltd.	16,000	60,971
Kirin Holdings Co., Ltd.	6,800	110,372
Kobe Steel Ltd.*	2,600	24,721
Koito Manufacturing Co., Ltd.	1,000	52,810
Komatsu Ltd.	7,300	165,346
Konami Corp.	600	24,215
Konica Minolta, Inc.	4,000	39,643
Kose Corp.	200	16,582
Kubota Corp.	8,200	116,857
Kuraray Co., Ltd.	2,400	35,989
Kurita Water Industries Ltd.	800	17,601
Kyocera Corp.	2,600	128,909
Kyowa Hakko Kirin Co., Ltd.	2,000	27,587
Kyushu Electric Power Co., Inc.	2,900	31,417
Kyushu Financial Group Inc.	3,000	20,326
Lawson, Inc.	500	35,096
Lion Corp.	2,000	32,783
LIXIL Group Corp.	2,300	52,130
M3, Inc.	1,700	42,740
Mabuchi Motor Co., Ltd.	400	20,786
Makita Corp.	1,000	66,819
Marubeni Corp.	13,000	73,529
Marui Group Co., Ltd.	1,500	21,854
Maruichi Steel Tube Ltd.	300	9,749
Mazda Motor Corp.	5,000	81,420
McDonald’s Holdings Co., Japan Ltd.	700	18,311
Mebuki Financial Group Inc.	7,020	25,945
Medipal Holdings Corp.	1,700	26,779
MEIJI Holdings Co., Ltd.	900	70,405
Minebea Co., Ltd.	3,000	27,994
Miraca Holdings, Inc.	400	17,890

	Number of Shares	Value†

Japan — (continued)
MISUMI Group, Inc.	2,200	$36,139
Mitsubishi Chemical Holdings Corp.	12,100	78,235
Mitsubishi Corp.	11,800	250,616
Mitsubishi Electric Corp.	15,300	212,810
Mitsubishi Estate Co., Ltd.	10,000	198,647
Mitsubishi Gas Chemical Co., Inc.	1,500	25,559
Mitsubishi Heavy Industries Ltd.	27,000	122,743
Mitsubishi Logistics Corp.	1,000	14,098
Mitsubishi Materials Corp.	700	21,411
Mitsubishi Motors Corp.	5,200	29,560
Mitsubishi Tanabe Pharma Corp.	1,900	37,202
Mitsubishi UFJ Financial Group, Inc.	100,400	619,199
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	23,726
Mitsui & Co., Ltd.	13,300	182,241
Mitsui Chemicals, Inc.	9,000	40,325
Mitsui Fudosan Co., Ltd.	7,000	162,054
Mitsui OSK Lines Ltd.	10,000	27,601
Mixi, Inc.	500	18,219
Mizuho Financial Group, Inc.	186,480	334,645
MS&AD Insurance Group Holdings, Inc.	4,090	126,657
Murata Manufacturing Co., Ltd.	1,500	200,305
Nabtesco Corp.	700	16,227
Nagoya Railroad Co., Ltd.	7,000	33,797
NEC Corp.	21,000	55,543
Nexon Co., Ltd.	1,100	15,896
NGK Insulators Ltd.	2,000	38,714
NGK Spark Plug Co., Ltd.	1,400	31,031
NH Foods Ltd.	1,000	26,977
Nidec Corp.	1,900	163,572
Nikon Corp.	2,900	45,038
Nintendo Co., Ltd.	900	187,088
Nippon Building Fund, Inc.	12	66,524
Nippon Electric Glass Co., Ltd.	2,000	10,791
Nippon Express Co., Ltd.	6,000	32,216
Nippon Paint Holdings Co., Ltd.	1,500	40,717
Nippon Prologis REIT, Inc.	15	30,673
Nippon Steel & Sumitomo Metal Corp.	6,417	142,129
Nippon Telegraph & Telephone Corp.	5,400	227,314
Nippon Yusen K.K.	13,000	24,075
Nissan Chemical Industries Ltd.	1,000	33,334
Nissan Motor Co., Ltd.	19,200	192,598
Nisshin Seifun Group, Inc.	1,815	27,196
Nissin Foods Holdings Co., Ltd.	500	26,227
Nitori Holdings Co., Ltd.	600	68,409
Nitto Denko Corp.	1,400	107,186
NOK Corp.	1,000	20,226
Nomura Holdings, Inc.	28,500	168,497
Nomura Real Estate Holdings, Inc.	1,000	16,970
Nomura Real Estate Master Fund, Inc.	28	42,379
Nomura Research Institute Ltd.	1,210	36,774
NSK Ltd.	4,000	46,198
NTT Data Corp.	1,000	48,312
NTT DOCOMO, Inc.	11,300	257,022
Obayashi Corp.	5,000	47,737
Obic Co. Ltd.	500	21,808
Odakyu Electric Railway Co., Ltd.	2,500	49,400

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Oji Holdings Corp.	6,000	$24,400
Olympus Corp.	2,200	75,800
Omron Corp.	1,600	61,144
Ono Pharmaceutical Co., Ltd.	3,500	76,281
Oracle Corp. Japan	200	10,061
Oriental Land Co., Ltd.	1,700	95,951
ORIX Corp.	10,600	164,981
Osaka Gas Co., Ltd.	16,000	61,393
Otsuka Corp.	300	13,993
Otsuka Holdings Co., Ltd.	3,300	143,749
Panasonic Corp.	17,500	177,488
Park24 Co., Ltd.	800	21,663
Pola Orbis Holdings, Inc.	200	16,489
Rakuten, Inc.*	7,300	71,524
Recruit Holdings Co., Ltd.	2,900	116,222
Resona Holdings, Inc.	17,800	91,225
Ricoh Co., Ltd.	5,000	42,239
Rinnai Corp.	300	24,139
Rohm Co., Ltd.	800	45,898
Ryohin Keikaku Co. Ltd.	200	39,147
Sankyo Co., Ltd.	400	12,897
Santen Pharmaceutical Co., Ltd.	3,000	36,604
SBI Holdings, Inc.	1,710	21,727
Secom Co., Ltd.	1,700	124,209
Sega Sammy Holdings, Inc.	1,200	17,832
Seibu Holdings, Inc.	1,000	17,904
Seiko Epson Corp.	2,200	46,448
Sekisui Chemical Co., Ltd.	3,000	47,756
Sekisui House Ltd.	4,600	76,426
Seven & I Holdings Co., Ltd.	5,900	224,372
Seven Bank Ltd.	5,300	15,155
Sharp Corp/Japan*	12,000	27,765
Shimadzu Corp.	2,000	31,774
Shimamura Co., Ltd.	200	24,937
Shimano, Inc.	600	93,980
Shimizu Corp.	5,000	45,640
Shin-Etsu Chemical Co., Ltd.	3,000	232,167
Shinsei Bank Ltd.	14,000	23,427
Shionogi & Co., Ltd.	2,500	119,482
Shiseido Co., Ltd.	3,300	83,404
Showa Shell Sekiyu K.K.	1,000	9,290
SMC Corp.	500	118,962
SoftBank Corp.	7,600	502,923
Sohgo Security Services Co., Ltd.	500	19,192
Sompo Japan Nipponkoa Holdings, Inc.	3,025	102,158
Sony Corp.	9,900	276,625
Sony Financial Holdings, Inc.	1,200	18,706
Stanley Electric Co., Ltd.	1,300	35,415
Start Today Co., Ltd.	1,500	25,839
Sumitomo Chemical Co., Ltd.	12,000	56,884
Sumitomo Corp.	9,400	110,350
Sumitomo Dainippon Pharma Co., Ltd.	1,400	24,030
Sumitomo Electric Industries Ltd.	5,900	84,956
Sumitomo Heavy Industries Ltd.	5,000	32,106
Sumitomo Metal Mining Co., Ltd.	4,000	51,031
Sumitomo Mitsui Financial Group, Inc.	10,500	399,871

	Number of Shares	Value†

Japan — (continued)
Sumitomo Mitsui Trust Holdings, Inc.	2,543	$90,985
Sumitomo Realty & Development Co., Ltd.	3,000	79,642
Sumitomo Rubber Industries Ltd.	1,200	18,987
Sundrug Co., Ltd.	300	20,742
Suntory Beverage & Food Ltd.	1,000	41,422
Suruga Bank Ltd.	1,600	35,724
Suzuken Co., Ltd.	440	14,372
Suzuki Motor Corp.	2,800	98,305
Sysmex Corp.	1,200	69,335
T&D Holdings, Inc.	4,300	56,749
Taiheiyo Cement Corp.	8,000	25,221
Taisei Corp.	8,000	55,864
Taisho Pharmaceutical Holdings Co., Ltd.	300	24,870
Taiyo Nippon Sanso Corp.	1,000	11,552
Takashimaya Co., Ltd.	2,000	16,463
Takeda Pharmaceutical Co., Ltd.	5,600	232,322
TDK Corp.	900	61,711
Teijin Ltd.	1,200	24,247
Terumo Corp.	2,900	106,909
The Bank of Kyoto Ltd.	3,000	22,238
The Chiba Bank Ltd.	5,000	30,651
The Chugoku Bank Ltd.	1,000	14,342
The Chugoku Electric Power Co., Inc.	2,100	24,580
The Dai-ichi Life Insurance Co., Ltd.	8,500	141,325
The Hachijuni Bank Ltd.	4,000	23,145
The Hiroshima Bank Ltd.	4,000	18,639
The Kansai Electric Power Co., Inc.*	5,900	64,320
The Shizuoka Bank Ltd.	4,000	33,570
The Yokohama Rubber Co., Ltd.	1,000	17,875
THK Co., Ltd.	1,000	22,084
Tobu Railway Co., Ltd.	9,000	44,616
Toho Co., Ltd.	900	25,388
Toho Gas Co., Ltd.	3,000	24,365
Tohoku Electric Power Co., Inc.	4,100	51,684
Tokio Marine Holdings, Inc.	5,400	221,093
Tokyo Electric Power Co., Inc.*	12,200	49,101
Tokyo Electron Ltd.	1,300	122,264
Tokyo Gas Co., Ltd.	17,000	76,740
Tokyo Tatemono Co., Ltd.	1,500	20,026
Tokyu Corp.	8,000	58,705
Tokyu Fudosan Holdings Corp.	4,000	23,558
TonenGeneral Sekiyu K.K.	2,000	21,060
Toppan Printing Co., Ltd.	4,000	38,141
Toray Industries, Inc.	11,000	88,831
Toshiba Corp.*	32,000	77,297
TOTO Ltd.	1,000	39,499
Toyo Seikan Group Holdings Ltd.	1,000	18,596
Toyo Suisan Kaisha Ltd.	600	21,708
Toyoda Gosei Co., Ltd.	400	9,336
Toyota Industries Corp.	1,200	57,054
Toyota Motor Corp.	21,168	1,241,046
Toyota Tsusho Corp.	1,800	46,786
Trend Micro, Inc.*	800	28,395
Tsuruha Holdings, Inc.	300	28,393
Unicharm Corp.	3,000	65,521
United Urban Investment Corp.	27	41,187

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
USS Co., Ltd.	1,500	$23,829
West Japan Railway Co.	1,300	79,633
Yahoo Japan Corp.	10,400	39,832
Yakult Honsha Co., Ltd.	700	32,386
Yamada Denki Co., Ltd.	5,300	28,538
Yamaguchi Financial Group, Inc.	2,000	21,774
Yamaha Corp.	1,200	36,591
Yamaha Motor Co., Ltd.	1,900	41,665
Yamato Holdings Co., Ltd.	2,800	56,759
Yamazaki Baking Co., Ltd.	1,000	19,279
Yaskawa Electric Corp.	2,000	31,010
Yokogawa Electric Corp.	2,000	28,875

		23,288,024

Jersey — 0.1%
Randgold Resources Ltd.	746	57,314

Luxembourg — 0.3%
ArcelorMittal*	14,042	103,174
Eurofins Scientific SE	87	37,066
Millicom International Cellular S.A.	489	20,838
RTL Group S.A.	294	21,540
SES S.A.	3,201	70,431
Tenaris S.A.	3,987	71,170

		324,219

Macau — 0.0%
Wynn Macau Ltd.	12,400	19,602

Netherlands — 5.5%
ABN AMRO Group N.V.144A @	1,844	40,829
Aegon N.V.	14,584	80,120
AerCap Holdings N.V.*	1,313	54,634
Airbus Group N.V.	4,576	302,240
Akzo Nobel N.V.	1,920	119,975
Altice N.V. Class A*	2,890	57,193
Altice N.V. Class B*	694	13,809
ASML Holding N.V.	2,888	323,661
CNH Industrial N.V.	8,978	77,902
EXOR N.V.	848	36,470
Gemalto N.V.	668	38,578
Heineken Holdings N.V.	751	52,225
Heineken N.V.	1,784	133,690
ING Groep N.V.	30,459	428,826
Koninklijke Ahold Delhaize N.V.	9,999	210,610
Koninklijke Boskalis Westminster N.V.	686	23,799
Koninklijke DSM N.V.	1,382	82,820
Koninklijke KPN N.V.	25,935	76,693
Koninklijke Philips N.V.	7,259	221,922
Koninklijke Vopak N.V.	584	27,553
NN Group N.V.	2,599	87,983
NXP Semiconductors N.V.*	2,296	225,031
QIAGEN N.V.*	1,520	42,596
Randstad Holding N.V.	923	49,997
Reed Elsevier N.V.	7,963	133,937
Royal Dutch Shell PLC, A Shares	34,237	945,068
Royal Dutch Shell PLC, B Shares	29,580	849,895

	Number of Shares	Value†

Netherlands — (continued)
Unilever N.V.	12,846	$527,701
Wolters Kluwer N.V.	2,305	83,370

		5,349,127

New Zealand — 0.2%
Auckland International Airport Ltd.	7,482	32,453
Contact Energy Ltd.	7,262	23,483
Fletcher Building Ltd.	4,795	35,233
Meridian Energy Ltd.	7,526	13,577
Mighty River Power Ltd.	4,163	8,552
Ryman Healthcare Ltd.	2,831	15,940
Spark New Zealand Ltd.	16,634	39,360

		168,598

Norway — 0.7%
DNB ASA	7,620	113,121
Gjensidige Forsikring ASA	1,418	22,481
Marine Harvest ASA	2,950	53,338
Norsk Hydro ASA	10,203	48,696
Orkla ASA	6,430	58,183
Schibsted ASA	593	13,572
Schibsted ASA	698	14,773
Statoil ASA	9,154	167,076
Telenor ASA	6,070	90,605
Yara International ASA	1,614	63,493

		645,338

Portugal — 0.1%
Banco Espirito Santo S.A.*~	27,017	0
EDP - Energias de Portugal S.A.	16,826	51,211
Galp Energia SGPS, S.A.	3,568	53,193
Jeronimo Martins SGPS, S.A.	2,107	32,679

		137,083

Singapore — 1.4%
Ascendas Real Estate Investment Trust	15,562	24,330
CapitaLand Commercial Trust Ltd.	16,000	16,300
CapitaLand Ltd.	23,000	47,797
CapitaLand Mall Trust	21,700	28,146
City Developments Ltd.	3,000	17,120
ComfortDelGro Corp. Ltd.	20,000	33,985
DBS Group Holdings Ltd.	14,004	167,079
Genting Singapore PLC	54,000	33,610
Global Logistic Properties Ltd.	26,000	39,370
Golden Agri-Resources Ltd.	65,000	19,245
Hutchison Port Holdings Trust	35,100	15,231
Jardine Cycle & Carriage Ltd.	1,111	31,552
Jardine Matheson Holdings Ltd.	2,000	110,356
Keppel Corp. Ltd.	11,600	46,167
Oversea-Chinese Banking Corp. Ltd.	24,550	150,777
SATS Ltd.	5,300	17,733
Sembcorp Industries Ltd.	9,000	17,650
Singapore Airlines Ltd.	4,000	26,648
Singapore Exchange Ltd.	6,000	29,587
Singapore Press Holdings Ltd.	15,000	36,478
Singapore Technologies Engineering Ltd.	12,000	26,653
Singapore Telecommunications Ltd.	63,200	158,533

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
StarHub Ltd.	5,000	$9,679
Suntec Real Estate Investment Trust	16,000	18,208
United Overseas Bank Ltd.	10,843	152,332
UOL Group Ltd.	4,210	17,356
Wilmar International Ltd.	17,000	41,998

		1,333,920

South Africa — 0.1%
Mediclinic International PLC	2,866	27,224
Mondi PLC	2,860	58,408

		85,632

Spain — 3.1%
Abertis Infraestructuras S.A.	5,591	78,115
ACS Actividades de Construccion y Servicios S.A.	1,485	46,863
Aena S.A.144A @	588	80,110
Amadeus IT Holding S.A.	3,476	157,652
Banco Bilbao Vizcaya Argentaria S.A.	52,114	351,194
Banco de Sabadell S.A.	40,310	56,014
Banco Popular Espanol S.A.	26,681	25,707
Banco Santander S.A.	115,661	601,702
Bankia S.A.	36,141	36,829
Bankinter S.A.	4,820	37,275
CaixaBank	26,158	86,211
Distribuidora Internacional de Alimentacion S.A.	4,084	20,030
Enagas S.A.	1,740	44,097
Endesa S.A.	2,463	52,088
Ferrovial S.A.	3,695	65,898
Gas Natural SDG S.A.	2,914	54,822
Grifols S.A.	2,504	49,708
Iberdrola S.A.	44,269	289,869
Inditex S.A.	8,641	294,365
Mapfre S.A.	8,177	24,908
Red Electrica Corp. S.A.	3,632	68,428
Repsol S.A.	8,553	120,197
Repsol S.A.*	8,550	3,168
Telefonica S.A.	36,890	340,583
Zardoya Otis S.A.	1,669	14,085

		2,999,918

Sweden — 2.8%
Alfa Laval AB	2,088	34,442
Assa Abloy AB	8,433	156,041
Atlas Copco AB, A Shares	3,255	88,495
Atlas Copco AB, B Shares	5,275	160,026
Boliden AB	2,486	64,574
Electrolux AB, B Shares	1,720	42,589
Getinge AB, B Shares	1,448	23,201
Hennes & Mauritz AB, B Shares	7,521	208,491
Hexagon AB, B Shares	2,081	74,117
Husqvarna AB, B Shares	2,834	21,989
ICA Gruppen AB	521	15,858
Industrivarden AB, C Shares	1,227	22,819
Investor AB, B Shares	3,870	144,197

	Number of Shares	Value†

Sweden — (continued)
Kinnevik AB	1,832	$43,758
L E Lundbergforetagen AB	301	18,428
Lundin Petroleum AB*	1,488	32,247
Nordea Bank AB	24,214	268,306
Sandvik AB	8,213	101,316
Securitas AB, B Shares	2,875	45,097
Skandinaviska Enskilda Banken AB, A Shares	12,133	126,792
Skanska AB, B Shares	2,985	70,280
SKF AB, B Shares	3,338	61,206
Svenska Cellulosa AB SCA, B Shares	5,106	143,716
Svenska Handelsbanken AB	12,645	175,139
Swedbank AB, A Shares	7,333	176,685
Swedish Match AB	1,496	47,465
Tele2 AB, B Shares	3,292	26,323
Telefonaktiebolaget LM Ericsson, B Shares	25,521	149,578
TeliaSonera AB	21,208	85,197
Volvo AB, B Shares	11,928	138,866

		2,767,238

Switzerland — 9.1%
ABB Ltd.	14,913	313,795
Actelion Ltd.	793	171,374
Adecco S.A.	1,364	89,038
Aryzta AG	739	32,498
Baloise Holding AG	408	51,341
Barry Callebaut AG	17	20,769
Chocoladefabriken Lindt & Spruengli AG	1	60,755
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	36,221
Cie Financiere Richemont S.A.	4,079	269,583
Coca-Cola HBC AG*	1,371	29,854
Credit Suisse Group AG	15,728	224,769
Dufry AG*	332	41,325
EMS-Chemie Holding AG	65	33,009
Galenica AG	31	34,932
Geberit AG	291	116,504
Givaudan S.A.	74	135,433
Glencore PLC*	95,699	323,358
Holcim Ltd.	3,541	185,874
Julius Baer Group Ltd.*	1,680	74,427
Kuehne + Nagel International AG	444	58,607
Lonza Group AG	400	69,132
Nestle S.A.	24,654	1,766,153
Novartis AG	17,676	1,285,461
Pargesa Holding S.A.	272	17,680
Partners Group Holding AG	130	60,858
Roche Holding AG	5,561	1,267,644
Schindler Holding AG	145	25,309
Schindler Holding AG, Participation Certificates	349	61,464
SGS S.A.	43	87,366
Sika AG	16	76,766
Sonova Holding AG	427	51,663
STMicroelectronics N.V.	4,919	55,754
Swiss Life Holding AG	234	66,100
Swiss Prime Site AG*	512	41,895

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Swiss Re AG	2,605	$246,467
Swisscom AG	202	90,293
Syngenta AG	773	305,415
The Swatch Group AG	253	78,522
The Swatch Group AG, Registered Shares	366	22,336
UBS Group AG*	28,746	449,457
Wolseley PLC	2,086	127,343
Zurich Insurance Group AG	1,179	324,013

		8,880,557

United Kingdom — 15.0%
3i Group PLC	8,609	74,472
Aberdeen Asset Management PLC	7,687	24,305
Admiral Group PLC	1,518	34,139
Anglo American PLC*	11,108	156,944
Antofagasta PLC	3,403	28,176
Ashtead Group PLC	3,679	71,522
Associated British Foods PLC	2,872	96,908
AstraZeneca PLC	9,978	544,879
Auto Trader Group PLC144A @	7,720	38,813
Aviva PLC	32,002	190,625
Babcock International Group PLC	1,759	20,632
BAE Systems PLC	25,041	182,138
Barclays PLC	132,415	363,395
Barratt Developments PLC	7,726	43,923
Berkeley Group Holdings PLC	1,009	34,880
BHP Billiton PLC	16,770	267,031
BP PLC	147,342	922,872
British American Tobacco PLC	14,737	835,231
BT Group PLC	66,205	298,871
Bunzl PLC	2,897	75,210
Burberry Group PLC	3,582	66,013
Capita PLC	4,936	32,275
Carnival PLC	1,658	84,010
Centrica PLC	46,740	134,614
Cobham PLC	12,699	25,569
Coca-Cola European Partners PLC	1,676	52,897
Compass Group PLC	12,839	237,286
Croda International PLC	923	36,301
Diageo PLC	19,844	514,952
Direct Line Insurance Group PLC	9,937	45,225
Dixons Carphone PLC	7,844	34,259
easyJet PLC	1,334	16,501
Fiat Chrysler Automobiles N.V.	7,378	67,117
Fresnillo PLC	2,026	30,095
G4S PLC	12,521	36,191
GKN PLC	13,828	56,362
GlaxoSmithKline PLC	38,485	739,244
Hammerson PLC	6,716	47,332
Hargreaves Lansdown PLC	1,892	28,154
Hikma Pharmaceuticals PLC	1,108	25,825
HSBC Holdings PLC	157,581	1,271,468
IMI PLC	1,958	25,041
Imperial Brands PLC	7,534	328,338
Inmarsat PLC	3,494	32,329
Intercontinental Hotels Group PLC	1,619	72,393

	Number of Shares	Value†

United Kingdom — (continued)
International Consolidated Airlines Group S.A. (London Main Market Exchange)	2,764	$14,977
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)	3,606	19,426
Intertek Group PLC	1,257	53,873
Intu Properties PLC	8,417	29,154
Investec PLC	4,543	29,796
ITV PLC	30,751	78,077
J. Sainsbury PLC	12,992	39,930
Johnson Matthey PLC	1,520	59,474
Kingfisher PLC	18,641	80,313
Land Securities Group PLC	6,374	83,737
Legal & General Group PLC	47,123	143,555
Lloyds Banking Group PLC	504,359	387,288
London Stock Exchange Group PLC	2,429	86,816
Marks & Spencer Group PLC	12,979	55,910
Meggitt PLC	5,739	32,409
Merlin Entertainments PLC144A @	5,527	30,512
National Grid PLC	29,465	344,264
NEX Group PLC	2,471	14,145
Next PLC	1,131	69,382
Old Mutual PLC	38,468	98,093
Pearson PLC	6,696	67,186
Persimmon PLC	2,549	55,613
Petrofac Ltd.	1,906	20,397
Provident Financial PLC	1,152	40,288
Prudential PLC	20,202	403,183
Reckitt Benckiser Group PLC	4,997	423,288
RELX PLC	8,480	151,119
Rio Tinto PLC	9,702	370,405
Rolls Royce Holdings PLC*~	714,886	881
Rolls-Royce Holdings PLC	15,541	127,647
Royal Bank of Scotland Group PLC*	30,610	84,581
Royal Mail PLC	7,054	40,098
RSA Insurance Group PLC	7,501	54,092
Schroders PLC	1,078	39,593
Segro PLC	6,648	37,601
Severn Trent PLC	1,743	47,634
Sky PLC	7,899	96,297
Smith & Nephew PLC	7,021	105,380
Smiths Group PLC	3,378	58,802
SSE PLC	8,300	158,482
St James’s Place PLC	4,100	51,143
Standard Chartered PLC*	25,573	208,547
Standard Life PLC	16,040	73,451
Tate & Lyle PLC	3,269	28,449
Taylor Wimpey PLC	25,341	47,796
Tesco PLC*	64,072	163,372
The British Land Co. PLC	7,994	62,038
The Sage Group PLC	8,870	71,502
The Weir Group PLC	1,731	40,227
TP ICAP PLC	2,019	10,781
Travis Perkins PLC	2,061	36,843
Unilever PLC	10,105	408,647
United Utilities Group PLC	5,606	62,139

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Vodafone Group PLC	209,469	$515,481
W.M. Morrison Supermarkets PLC	17,966	51,029
Whitbread PLC	1,474	68,568
William Hill PLC	7,259	25,927
Worldpay Group PLC144A @	12,768	42,391
WPP PLC	10,082	224,360

		14,671,146

TOTAL COMMON STOCKS (Cost $83,835,159)		95,616,309

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	477	36,429
Fuchs Petrolub S.E.	598	25,050
Henkel AG & Co. KGaA	1,385	164,871
Porsche Automobil Holding S.E.	1,203	65,347
Schaeffler AG	1,280	18,888
Volkswagen AG	1,443	201,901

TOTAL PREFERRED STOCKS (Cost $422,269)		512,486

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $102,377)	102,377	102,377

TOTAL INVESTMENTS — 98.4% (Cost $84,359,805)		$96,231,172

Other Assets & Liabilities — 1.6%		1,581,556

TOTAL NET ASSETS — 100.0%		$97,812,728

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2016 is $881 .
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.
REIT	— Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.5%		$445,067
Aerospace & Defense	1.0%		984,570
Agriculture	1.6%		1,554,560
Airlines	0.2%		202,295
Apparel	1.0%		970,763
Auto Manufacturers	3.8%		3,594,624
Auto Parts & Equipment	1.4%		1,295,511
Banks	13.4%		12,812,102
Beverages	2.1%		2,025,335
Biotechnology	0.4%		406,298
Building & Real Estate	0.2%		147,332
Building Materials	1.5%		1,400,340
Building-Maintenance Service	—%	+	44,050
Chemicals	4.0%		3,804,445
Commercial Services	1.9%		1,776,134
Computers	0.5%		523,935
Cosmetics & Personal Care	1.4%		1,356,884
Distribution & Wholesale	1.0%		1,003,219
Diversified	—%	+	24,330
Diversified Financial Services	2.1%		2,003,254
Diversified Operations	0.2%		210,439
Electric	2.4%		2,343,107
Electrical Components & Equipment	1.2%		1,142,911
Electronics	1.5%		1,390,895
Energy-Alternate Sources	0.2%		238,424
Engineering & Construction	1.4%		1,378,439
Entertainment	0.3%		315,006
Environmental Control	—%	+	17,601
Food	4.8%		4,577,676
Food Service	0.1%		87,833
Forest Products & Paper	0.4%		374,453
Gas	1.0%		928,949
Hand & Machine Tools	0.5%		455,972
Healthcare Products	1.1%		1,059,270
Healthcare Services	0.4%		352,486
Holding Companies	0.3%		305,042
Home Builders	0.3%		300,736
Home Furnishings	0.6%		588,307
Hotels & Resorts	0.2%		147,665
Household Products & Wares	0.6%		564,356
Industrial	0.1%		127,647
Insurance	5.5%		5,260,489
Internet	0.4%		426,468
Investment Companies	0.3%		318,094
Iron & Steel	0.6%		531,765
Leisure Time	0.4%		336,230
Lodging	0.4%		347,299
Machinery - Construction & Mining	0.5%		435,486
Machinery - Diversified	1.1%		1,068,773
Media	0.9%		900,221
Metal Fabricate/Hardware	0.4%		380,503
Mining	2.4%		2,282,819
Miscellaneous Manufacturing	1.3%		1,211,372
Mixed Industrial/Office	0.5%		453,734
Office & Business Equipment	0.3%		322,433
Oil & Gas	5.2%		5,017,490
Oil & Gas Services	0.1%		111,068
Packaging and Containers	0.1%		116,226

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Pharmaceuticals	8.0%		$7,602,748
Pipelines	0.1%		54,035
Real Estate	1.8%		1,713,852
Real Estate Investment Trusts	1.2%		1,121,511
Real Estate Management Services	0.1%		128,019
Retail	2.9%		2,771,934
Semiconductors	1.0%		942,147
Shipbuilding	—%	+	10,654
Software	1.2%		1,147,885
Storage & Warehousing	—%	+	14,098
Telecommunications	5.0%		4,773,439
Textiles	0.2%		149,067
Toys, Games & Hobbies	0.2%		228,375
Transportation	2.0%		1,875,088
Venture Capital	0.1%		74,472
Water	0.2%		206,253

	100.0%		$95,616,309

+	Rounded

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$7,001,316	$—	$7,001,316	$—
Austria	199,622	—	199,622	—
Belgium	1,140,812	—	1,140,812	—
China	93,486	—	93,486	—
Denmark	1,569,886	—	1,569,886	—
Finland	919,767	—	919,767	—
France	9,212,624	134	9,212,490	—
Germany	8,393,077	38,292	8,354,785	—
Hong Kong	2,821,392	23,325	2,798,067	—
Ireland	1,128,884	117,818	1,011,066	—
Israel	633,286	149,261	484,025	—
Italy	1,774,441	—	1,774,441	—
Japan	23,288,024	—	23,288,024	—
Jersey	57,314	—	57,314	—
Luxembourg	324,219	—	324,219	—
Macau	19,602	—	19,602	—
Netherlands	5,349,127	279,665	5,069,462	—
New Zealand	168,598	—	168,598	—
Norway	645,338	—	645,338	—
Portugal	137,083	—	137,083	—
Singapore	1,333,920	—	1,333,920	—
South Africa	85,632	—	85,632	—
Spain	2,999,918	3,168	2,996,750	—
Sweden	2,767,238	—	2,767,238	—
Switzerland	8,880,557	—	8,880,557	—
United Kingdom	14,671,146	—	14,671,146	—

TOTAL COMMON STOCKS	95,616,309	611,663	95,004,646	—

PREFERRED STOCKS
Germany	512,486	—	512,486	—

SHORT-TERM INVESTMENTS	102,377	102,377	—	—

TOTAL INVESTMENTS	$96,231,172	$714,040	$95,517,132	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $832,855 was transferred from Level 1 into Level 2 at 12/31/16 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

An amount of $97,137 was transferred from Level 2 into Level 1 at 12/31/16 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 96.3%
Australia — 1.8%
CSL Ltd.	42,600	$3,080,831
Ramsay Health Care Ltd.	56,708	2,788,148

		5,868,979

Belgium — 3.1%
Anheuser-Busch InBev N.V.	92,486	9,789,119

Brazil — 1.1%
Ambev S.A. ADR	736,681	3,617,104

Canada — 5.5%
Alimentation Couche-Tard, Inc., Class B	201,036	9,115,608
Canadian National Railway Co.	126,684	8,525,801

		17,641,409

China — 4.0%
Alibaba Group Holding Ltd. ADR*	70,442	6,185,512
Tencent Holdings Ltd.	264,477	6,412,804

		12,598,316

Denmark — 2.1%
Coloplast A/S, B Shares	48,625	3,275,312
Novo Nordisk A/S, B Shares	94,478	3,389,133

		6,664,445

France — 7.5%
Bureau Veritas S.A.	288,820	5,589,930
Essilor International S.A.	40,400	4,558,276
Hermes International	8,779	3,601,314
L’Oreal S.A.	18,785	3,423,866
LVMH Moet Hennessy Louis Vuitton S.E.	17,955	3,423,521
Sodexo S.A.	30,386	3,488,729

		24,085,636

Germany — 3.3%
SAP S.E.	121,318	10,494,654

Hong Kong — 1.0%
Link REIT	479,119	3,106,164

India — 9.0%
HDFC Bank Ltd.~	900,360	17,547,137
Housing Development Finance Corp., Ltd.	603,670	11,195,611

		28,742,748

Ireland — 5.0%
Accenture PLC, Class A	49,864	5,840,570
DCC PLC	62,590	4,652,407
Paddy Power Betfair PLC	51,086	5,435,917

		15,928,894

Japan — 6.1%
Daito Trust Construction Co., Ltd.	33,461	5,030,454
Japan Tobacco, Inc.	136,000	4,464,015
Shimano, Inc.	29,300	4,589,341
Unicharm Corp.	243,800	5,324,658

		19,408,468

	Number of Shares	Value†

Mexico — 1.9%
Fomento Economico Mexicano S.A.B. de C.V. ADR	80,775	$6,155,863

Netherlands — 3.9%
Unilever N.V.	305,672	12,556,694

South Africa — 2.4%
Naspers Ltd., N Shares	51,518	7,521,199

Spain — 3.3%
Aena S.A.144A @	38,995	5,312,740
Grifols S.A.	267,066	5,301,648

		10,614,388

Switzerland — 8.8%
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	631	3,265,072
Nestle S.A.	134,137	9,609,251
Roche Holding AG	49,545	11,293,910
UBS Group AG*	242,081	3,785,048

		27,953,281

United Kingdom — 15.4%
British American Tobacco PLC	319,697	18,119,072
Diageo PLC	206,070	5,347,518
Domino’s Pizza Group PLC	1,055,577	4,684,375
Imperial Brands PLC	99,388	4,331,409
Lloyds Banking Group PLC	2,417,034	1,855,997
Reckitt Benckiser Group PLC	175,214	14,842,114

		49,180,485

United States — 11.1%
Mastercard, Inc., Class A	102,965	10,631,136
Philip Morris International, Inc.	193,041	17,661,321
The Priceline Group, Inc.	4,948	7,254,065

		35,546,522

TOTAL COMMON STOCKS (Cost $268,427,281)		307,474,368

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,235,190)	5,235,190	5,235,190

TOTAL INVESTMENTS — 97.9% (Cost $273,662,471)		$312,709,558

Other Assets & Liabilities — 2.1%		6,612,796

TOTAL NET ASSETS — 100.0%		$319,322,354

144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

International Equity Fund

~	Fair valued security. The total market value of fair valued securities at December 31, 2016 is $17,547,137.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	14.5%	$44,575,817
Apparel	2.3%	7,024,835
Banks	7.5%	23,188,182
Beverages	8.1%	24,909,604
Biotechnology	1.0%	3,080,831
Commercial Services	1.8%	5,589,930
Computers	1.9%	5,840,570
Cosmetics & Personal Care	6.9%	21,305,218
Diversified Financial Services	7.1%	21,826,747
Engineering & Construction	1.7%	5,312,740
Entertainment	1.8%	5,435,917
Food	4.2%	12,874,323
Food Service	1.1%	3,488,729
Healthcare Products	2.6%	7,833,588
Healthcare Services	0.9%	2,788,148
Household Products & Wares	4.8%	14,842,114
Internet	6.5%	19,852,381
Leisure Time	1.5%	4,589,341
Media	2.5%	7,521,199
Oil & Gas	1.5%	4,652,407
Pharmaceuticals	6.5%	19,984,691
Real Estate	1.6%	5,030,454
Real Estate Investment Trusts	1.0%	3,106,164
Retail	4.5%	13,799,983
Software	3.4%	10,494,654
Transportation	2.8%	8,525,801

	100.0%	$307,474,368

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS
Australia	$5,868,979	$—	$5,868,979	$—
Belgium	9,789,119	9,789,119	—	—
Brazil	3,617,104	3,617,104	—	—
Canada	17,641,409	17,641,409	—	—
China	12,598,316	6,185,512	6,412,804	—
Denmark	6,664,445	—	6,664,445	—
France	24,085,636	—	24,085,636	—
Germany	10,494,654	—	10,494,654	—
Hong Kong	3,106,164	—	3,106,164	—
India	28,742,748	—	28,742,748	—
Ireland	15,928,894	5,840,570	10,088,324	—
Japan	19,408,468	—	19,408,468	—
Mexico	6,155,863	6,155,863	—	—
Netherlands	12,556,694	—	12,556,694	—
South Africa	7,521,199	—	7,521,199	—
Spain	10,614,388	—	10,614,388	—
Switzerland	27,953,281	—	27,953,281	—
United Kingdom	49,180,485	—	49,180,485	—
United States	35,546,522	35,546,522	—	—
SHORT-TERM INVESTMENTS	5,235,190	5,235,190	—	—

TOTAL INVESTMENTS	$312,709,558	$90,011,289	$222,698,269	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$13,697,686 was transferred from Level 1 into Level 2 at 12/31/16 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 88.2%
Argentina — 1.8%
Banco Macro S.A. ADR	9,057	$582,818
Grupo Financiero Galicia S.A. ADR	22,432	603,869
MercadoLibre, Inc.	9,992	1,560,151

		2,746,838

Austria — 0.9%
Erste Group Bank AG*	44,301	1,295,240

Brazil — 3.6%
BRF S.A.	120,898	1,792,279
Lojas Renner S.A.	149,419	1,063,704
Petroleo Brasileiro S.A.*	198,062	1,030,869
Raia Drogasil S.A.	77,002	1,447,676

		5,334,528

Chile — 0.6%
S.A.C.I. Falabella	117,201	927,309

China — 13.2%
Alibaba Group Holding Ltd. ADR*	23,151	2,032,889
Bank of China Ltd., Class H	5,626,000	2,480,651
China Construction Bank Corp., Class H	3,653,930	2,798,291
China Machinery Engineering Corp.	376,000	237,803
China Pacific Insurance Group Co. Ltd., Class H	328,800	1,138,238
Chongqing Changan Automobile Co. Ltd., Class B	123,310	176,156
CRCC High-Tech Equipment Corp. Ltd.	613,500	244,826
Huadian Power International Corp. Ltd., Class H	566,000	255,427
JD.Com, Inc. ADR*	35,258	896,964
NetEase, Inc. ADR	2,203	474,394
New Oriental Education & Technology Group, Inc ADR*	10,113	425,757
PetroChina Co. Ltd., Class H	896,000	665,441
Shanghai Jin Jiang International Hotels Group Co. Ltd., Class H	578,000	152,144
Shenzhou International Group Holdings Ltd.	132,000	832,217
TAL Education Group ADR*	8,267	579,930
Tencent Holdings Ltd.	266,300	6,457,007

		19,848,135

Colombia — 0.3%
Grupo de Inversiones Suramericana S.A.	32,944	419,207

Czech Republic — 0.9%
Komercni Banka, A.S.	37,448	1,290,466

Egypt — 0.5%
Commercial International Bank Egypt SAE	191,316	770,887

Germany — 0.7%
adidas AG	6,506	1,026,118

Hong Kong — 4.6%
AIA Group Ltd.	289,400	1,621,173
China Mengniu Dairy Co. Ltd.	267,000	511,960
China Mobile Ltd.	285,500	3,010,077
China Overseas Land & Investment Ltd.	118,000	310,476

	Number of Shares	Value†

Hong Kong — (continued)
China Unicom Hong Kong Ltd.	538,000	$622,659
CSPC Pharmaceutical Group Ltd.	528,000	562,203
Shenzhen International Holdings Ltd.	201,000	292,073

		6,930,621

Hungary — 0.5%
OTP Bank PLC	24,471	698,754

India — 7.8%
Ashok Leyland Ltd.	1,323,866	1,557,572
Bharat Financial Inclusion L*	62,280	536,394
Bharat Petroleum Corp. Ltd.	135,373	1,264,592
HDFC Bank Ltd.~	54,324	1,058,722
IndusInd Bank Ltd.	91,300	1,486,305
Larsen & Toubro Ltd.	15,286	302,825
Marico Ltd.	208,480	798,866
Maruti Suzuki India Ltd.	11,467	895,974
Shree Cement Ltd.	7,038	1,523,859
Shriram Transport Finance Co. Ltd.	65,358	819,913
Zee Entertainment Enterprises Ltd.	211,783	1,409,679

		11,654,701

Indonesia — 5.1%
Astra International Tbk PT	1,517,900	928,152
Bank Mandiri Persero Tbk PT	1,598,900	1,368,473
Bank Negara Indonesia Persero Tbk PT	1,884,200	769,243
Bumi Serpong Damai Tbk PT	5,418,400	702,433
Link Net Tbk PT	1,636,200	625,454
Matahari Department Store Tbk PT	349,300	390,987
Semen Indonesia Persero Tbk PT	1,391,300	944,055
Telekomunikasi Indonesia Persero Tbk PT	4,442,600	1,306,979
Xl Axiata Tbk PT*	3,444,575	589,248

		7,625,024

Japan — 0.5%
Nexon Co., Ltd.	51,200	739,901

Mexico — 5.4%
Alfa S.A.B. de C.V.	417,006	516,187
Alsea S.A.B.de C.V.	222,801	636,493
Cemex S.A.B. de C.V. ADR*	226,751	1,820,810
Fomento Economico Mexicano S.A.B. de C.V. ADR	23,390	1,782,552
Grupo Financiero Banorte S.A.B. de C.V., Series O	430,545	2,120,569
Grupo Financiero Santander Mexico S.A.B. de C.V., Series B ADR	75,831	545,225
Mexichem S.A.B. de C.V.	328,823	746,011

		8,167,847

Netherlands — 1.0%
Steinhoff International Holdings NV	288,068	1,493,157

Pakistan — 1.6%
Lucky Cement Ltd.	142,300	1,181,709
United Bank Ltd.	537,600	1,229,829

		2,411,538

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Panama — 0.6%
Copa Holdings S.A., Class A	9,740	$884,684

Peru — 2.1%
Cia de Minas Buenaventura S.A.A. ADR	67,933	766,284
Credicorp Ltd.	15,207	2,400,577

		3,166,861

Philippines — 3.4%
Ayala Corp.	44,730	656,702
BDO Unibank, Inc.	245,780	553,851
DMCI Holdings, Inc.	2,299,850	612,437
International Container Terminal Services, Inc.	344,010	496,516
Metro Pacific Investments Corp.	5,508,300	737,227
Metropolitan Bank & Trust Co.	684,103	998,211
SM Investments Corp.	84,520	1,112,844

		5,167,788

Poland — 3.0%
Bank Pekao S.A.	20,775	623,804
Bank Zachodni WBK S.A.	10,439	787,831
CCC S.A.	20,377	990,385
Eurocash S.A.	52,870	496,788
LPP S.A.	414	560,814
Powszechna Kasa Oszczednosci Bank Polski S.A.*	157,626	1,058,842

		4,518,464

Portugal — 0.7%
Jeronimo Martins SGPS, S.A.	65,313	1,012,985

Russia — 3.0%
Gazprom PJSC. ADR	337,258	1,701,518
Mail.Ru Group Ltd. GDR*	36,536	670,436
MMC Norilsk Nickel PJSC. ADR	41,644	693,110
X5 Retail Group N.V. GDR*	23,052	748,037
Yandex NV, Class A*	36,688	738,529

		4,551,630

South Africa — 3.4%
AVI Ltd.	88,697	590,032
Clicks Group Ltd.	72,884	612,950
Naspers Ltd., N Shares	17,964	2,622,594
Vodacom Group Ltd.	108,943	1,206,920

		5,032,496

South Korea — 9.2%
Amorepacific Corp.	2,874	763,866
CJ Corp.	5,254	812,466
Cosmax, Inc.	3,730	368,296
Coway Co. Ltd.	10,197	745,349
Hanwha Techwin Co. Ltd.	11,630	417,974
Hugel, Inc*	2,260	599,474
Hyundai Development Co.	26,366	979,531
Hyundai Motor Co.	4,092	493,649
Hyundai WIA Corp.	3,168	191,223
Innocean Worldwide, Inc.	7,111	335,153

	Number of Shares	Value†

South Korea — (continued)
Korea Aerospace Industries Ltd.	13,527	$748,395
Mando Corp.	3,192	619,970
NAVER Corp.	1,947	1,246,816
Samsung Electronics Co. Ltd.	3,292	4,899,527
SK Holdings Co. Ltd.	3,394	644,287

		13,865,976

Spain — 0.2%
Cemex Latam Holdings S.A.*	93,428	351,678

Switzerland — 0.6%
DKSH Holding AG	14,051	964,500

Taiwan — 8.5%
Advanced Semiconductor Engineering, Inc.	813,000	828,842
Catcher Technology Co. Ltd.	117,000	808,669
Delta Electronics, Inc.	155,242	763,190
E.Sun Financial Holding Co. Ltd	924,600	524,754
Eclat Textile Co. Ltd.	36,314	378,107
Fubon Financial Holding Co. Ltd.	162,000	255,368
Hon Hai Precision Industry Co. Ltd.	416,140	1,082,417
Largan Precision Co. Ltd.	7,000	815,930
Nien Made Enterprise Co. Ltd	59,000	605,882
PChome Online, Inc.	34,714	303,847
Pegatron Corp.	265,000	630,443
President Chain Store Corp.	48,000	343,115
Taiwan Mobile Co. Ltd.	147,000	473,240
Taiwan Semiconductor Manufacturing Co. Ltd.	713,769	3,998,003
Uni-President Enterprises Corp.	549,962	906,812
Yeong Guan Energy Technology Group Co. Ltd	37,000	117,712

		12,836,331

Thailand — 2.1%
Bangkok Dusit Medical Services PCL	1,279,900	824,132
Central Pattana PCL	278,900	440,835
Kasikornbank PCL NVDR	157,300	776,890
Minor International PCL	5,000	5,081
Minor International PCL NVDR	401,670	400,093
Sino-Thai Engineering & Construction PCL	883,700	682,873

		3,129,904

Turkey — 0.3%
Arcelik A.S.	56,512	339,415
Ulker Biskuvi Sanayi A.S.	20,320	93,009

		432,424

United Kingdom — 0.8%
Mondi PLC	61,500	1,247,507

United States — 1.3%
Samsonite International S.A.	705,900	2,009,400

TOTAL COMMON STOCKS (Cost $121,130,907)		132,552,899

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Emerging Markets Equity Fund

	Number of Shares	Value†
PREFERRED STOCKS — 4.9%
Brazil — 3.8%
Banco Bradesco S.A.	248,897	$2,217,720
Itau Unibanco Holding S.A.	236,363	2,458,256
Petroleo Brasileiro S.A.*	237,676	1,085,889

		5,761,865

Colombia — 0.2%
Grupo de Inversiones Suramericana S.A.	22,294	274,776

South Korea — 0.9%
Samsung Electronics Co. Ltd.	1,168	1,382,954

TOTAL PREFERRED STOCKS (Cost $7,748,623)		7,419,595

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,150,493)	3,150,493	3,150,493

TOTAL INVESTMENTS — 95.2% (Cost $132,030,023)		$143,122,987

Other Assets & Liabilities — 4.8%		7,146,836

TOTAL NET ASSETS — 100.0%		$150,269,823

~	Fair valued security. The total market value of fair valued securities at December 31, 2016 is $1,058,722.
†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
GDR	— Global Depository Receipt.
NVDR	— Non Voting Depository Receipt.
PCL	— Public Company Limited.
PLC	— Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	1.0%	$1,299,653
Aerospace & Defense	0.9%	1,166,369
Airlines	0.7%	884,684
Apparel	2.1%	2,797,256
Auto Manufacturers	2.4%	3,123,351
Auto Parts & Equipment	0.6%	811,193
Banks	19.8%	26,299,348
Beverages	1.3%	1,782,552
Biotechnology	0.5%	599,474
Building Materials	4.9%	6,427,993
Chemicals	0.6%	746,011
Commercial Services	1.4%	1,794,276
Computers	0.5%	644,287
Cosmetics & Personal Care	0.9%	1,132,162
Diversified Financial Services	1.6%	2,136,429
Electric	0.2%	255,427
Electrical Components & Equipment	0.6%	763,190
Electronics	1.3%	1,712,860
Engineering & Construction	2.3%	3,060,295
Food	4.2%	5,561,870
Forest Products & Paper	0.9%	1,247,507
Healthcare Services	0.6%	824,132
Holding Companies	1.4%	1,918,685
Home Furnishings	1.9%	2,577,921
Household Products & Wares	2.1%	2,808,266
Insurance	2.1%	2,759,411
Internet	11.0%	14,532,093
Investment Companies	0.3%	419,207
Iron & Steel	0.1%	117,712
Lodging	0.1%	152,144
Media	3.0%	4,032,273
Metal Fabricate/Hardware	0.6%	808,669
Mining	1.1%	1,459,394
Miscellaneous Manufacturing	0.6%	815,930
Oil & Gas	3.5%	4,662,420
Pharmaceuticals	0.4%	562,203
Real Estate	1.6%	2,110,446
Retail	6.7%	8,858,789
Semiconductors	7.3%	9,726,372
Software	0.9%	1,214,295
Telecommunications	5.4%	7,209,123
Water	0.6%	737,227

	100.0%	$132,552,899

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Emerging Markets Equity Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS
Argentina	$2,746,838	$2,746,838	$—	$—
Austria	1,295,240	—	1,295,240	—
Brazil	5,334,528	5,334,528	—	—
Chile	927,309	927,309	—	—
China	19,848,135	4,409,934	15,438,201	—
Colombia	419,207	419,207	—	—
Czech Republic	1,290,466	—	1,290,466	—
Egypt	770,887	—	770,887	—
Germany	1,026,118	—	1,026,118	—
Hong Kong	6,930,621	—	6,930,621	—
Hungary	698,754	—	698,754	—
India	11,654,701	—	11,654,701	—
Indonesia	7,625,024	625,454	6,999,570	—
Japan	739,901	—	739,901	—
Mexico	8,167,847	8,167,847	—	—
Netherlands	1,493,157	—	1,493,157	—
Pakistan	2,411,538	—	2,411,538	—
Panama	884,684	884,684	—	—
Peru	3,166,861	3,166,861	—	—
Philippines	5,167,788	—	5,167,788	—
Poland	4,518,464	—	4,518,464	—
Portugal	1,012,985	—	1,012,985	—
Russia	4,551,630	2,157,002	2,394,628	—
South Africa	5,032,496	1,202,982	3,829,514	—
South Korea	13,865,976	—	13,865,976	—
Spain	351,678	351,678	—	—
Switzerland	964,500	—	964,500	—
Taiwan	12,836,331	—	12,836,331	—
Thailand	3,129,904	1,947,840	1,182,064	—
Turkey	432,424	—	432,424	—
United Kingdom	1,247,507	—	1,247,507	—
United States	2,009,400	—	2,009,400	—

TOTAL COMMON STOCKS	132,552,899	32,342,164	100,210,735	—

PREFERRED STOCKS	7,419,595	6,036,641	1,382,954	—
SHORT-TERM INVESTMENTS	3,150,493	3,150,493	—	—

TOTAL INVEST MENTS	$143,122,987	$41,529,298	$101,593,689	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $3,892,349 was transferred from Level 1 into Level 2 at 12/31/16 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

An amount of $1,572,744 was transferred from Level 2 into Level 1 at 12/31/16 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 5.0%
Healthcare Services — 0.4%
Brookdale Senior Living, Inc.*	48,917	$607,549

Lodging — 4.6%
Extended Stay America, Inc.	32,223	520,402
Hilton Worldwide Holdings, Inc.	132,326	3,599,267
MGM Resorts International*	24,330	701,434
Red Rock Resorts, Inc.	62,527	1,450,001

		6,271,104

TOTAL COMMON STOCKS (Cost $6,424,560)		6,878,653

REAL ESTATE INVESTMENT TRUSTS — 93.0%
Apartments — 21.1%
American Campus Communities, Inc.	58,139	2,893,578
American Homes 4 Rent, Class A	95,676	2,007,282
Apartment Investment & Management Co., Class A	111,388	5,062,585
AvalonBay Communities, Inc.	25,860	4,581,099
Camden Property Trust	7,274	611,525
Education Realty Trust, Inc.	49,716	2,102,987
Essex Property Trust, Inc.	14,865	3,456,113
Mid-America Apartment Communities, Inc.	10,833	1,060,767
UDR, Inc.	197,390	7,200,787

		28,976,723

Building & Real Estate — 3.6%
Spirit Realty Capital, Inc.	303,650	3,297,639
STORE Capital Corp.	65,886	1,628,043

		4,925,682

Diversified — 15.6%
American Tower Corp.	18,177	1,920,945
CoreCivic, Inc.	11,820	289,117
Digital Realty Trust, Inc.	45,484	4,469,258
DuPont Fabros Technology, Inc.	67,655	2,972,084
Equinix, Inc.	11,395	4,072,687
Gaming and Leisure Properties, Inc.	65,007	1,990,514
Gramercy Property Trust	180,405	1,656,118
Retail Properties of America, Inc., Class A	16,644	255,153
The GEO Group, Inc.	20,675	742,853
Vornado Realty Trust	28,872	3,013,371

		21,382,100

Healthcare — 8.1%
HCP, Inc.	35,800	1,063,976
Healthcare Trust of America, Inc., Class A	91,836	2,673,346
Medical Properties Trust, Inc.	105,956	1,303,259
Physicians Realty Trust	87,882	1,666,243
Quality Care Properties, Inc.*	36,500	565,747
Ventas, Inc.	61,237	3,828,537

		11,101,108

	Number of Shares	Value†

Hotels & Resorts — 2.3%
Apple Hospitality REIT Inc.	18,703	$373,686
Host Hotels & Resorts, Inc.	104,919	1,976,674
Pebblebrook Hotel Trust	27,499	818,095

		3,168,455

Industrial — 7.1%
Prologis, Inc.	151,323	7,988,341
QTS Realty Trust, Inc.	34,459	1,710,889

		9,699,230

Manufactured Homes — 2.0%
Sun Communities, Inc.	36,395	2,788,221

Office Property — 15.4%
Alexandria Real Estate Equities, Inc.	37,512	4,168,709
Corporate Office Properties Trust	41,670	1,300,937
Douglas Emmett, Inc.	80,132	2,929,626
Empire State Realty Trust, Inc., Class A	81,143	1,638,277
Highwoods Properties, Inc.	13,842	706,080
Hudson Pacific Properties, Inc.	67,059	2,332,312
Kilroy Realty Corp.	46,903	3,434,238
SL Green Realty Corp.	42,475	4,568,186

		21,078,365

Regional Malls — 8.8%
Simon Property Group, Inc.	68,182	12,113,896

Storage & Warehousing — 4.4%
CubeSmart	79,278	2,122,272
Extra Space Storage, Inc.	35,186	2,717,767
Public Storage	5,169	1,155,271

		5,995,310

Strip Centers — 4.6%
Brixmor Property Group, Inc.	166,200	4,058,604
DDR Corp.	151,239	2,309,420

		6,368,024

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $117,398,365)		127,597,114

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $347,544)	347,544	347,544

TOTAL INVESTMENTS — 98.2% (Cost $124,170,469)		$134,823,311

Other Assets & Liabilities — 1.8%		2,433,245

TOTAL NET ASSETS — 100.0%		$137,256,556

†	See Security Valuation Note.
*	Non-income producing security.
REIT	— Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
COMMON STOCKS	$6,878,653	$6,878,653	$—	$—
REAL ESTATE INVESTMENT TRUSTS	127,597,114	127,597,114	—	—
SHORT-TERM INVESTMENTS	347,544	347,544	—	—

TOTAL INVESTMENTS	$134,823,311	$134,823,311	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 55.7%
Penn Series Flexibly Managed Fund*	40,555	$1,844,866
Penn Series Index 500 Fund*	136,657	2,459,821
Penn Series Large Cap Growth Fund*	88,674	1,229,910
Penn Series Large Cap Value Fund*	198,453	4,919,641
Penn Series Large Core Value Fund*	304,057	4,919,641
Penn Series Large Growth Stock Fund*	40,458	1,229,910
Penn Series Mid Cap Growth Fund*	82,434	1,229,910
Penn Series Mid Cap Value Fund*	135,512	3,074,776
Penn Series Mid Core Value Fund*	142,549	3,074,776
Penn Series Real Estate Securities Fund*	92,289	1,844,865
Penn Series Small Cap Growth Fund*	59,359	1,844,866
Penn Series Small Cap Index Fund*	30,610	614,955
Penn Series Small Cap Value Fund*	55,804	1,844,866
Penn Series SMID Cap Growth Fund*	59,473	1,229,910
Penn Series SMID Cap Value Fund*	124,535	3,074,776

TOTAL AFFILIATED EQUITY FUNDS (Cost $23,933,467)		34,437,489

AFFILIATED FIXED INCOME FUNDS — 8.9%
Penn Series High Yield Bond Fund*	100,237	1,229,910
Penn Series Limited Maturity Bond Fund*	155,161	1,844,865
Penn Series Quality Bond Fund*	175,326	2,459,821

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $5,438,511)		5,534,596

AFFILIATED INTERNATIONAL EQUITY FUNDS — 34.8%
Penn Series Developed International Index Fund*	538,490	6,149,551
Penn Series Emerging Markets Equity Fund*	661,889	6,764,507
Penn Series International Equity Fund*	374,646	8,609,372

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $19,488,008)		21,523,430

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio -Institutional Shares (Cost $410,067)	410,067	410,067

TOTAL INVESTMENTS — 100.1% (Cost $49,270,053)		$61,905,582

Other Assets & Liabilities — (0.1)%		(38,186)

TOTAL NET ASSETS — 100.0%		$61,867,396

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
AFFILIATED EQUITY FUNDS	$34,437,489	$34,437,489	$—	$—
AFFILIATED FIXED INCOME FUNDS	5,534,596	5,534,596	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	21,523,430	21,523,430	—	—
SHORT-TERM INVESTMENTS	410,067	410,067	—	—

TOTAL INVESTMENTS	$61,905,582	$61,905,582	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 54.7%
Penn Series Flexibly Managed Fund*	302,304	$13,751,797
Penn Series Index 500 Fund*	509,326	9,167,865
Penn Series Large Cap Growth Fund*	330,493	4,583,932
Penn Series Large Cap Value Fund*	739,642	18,335,729
Penn Series Large Core Value Fund*	1,133,234	18,335,729
Penn Series Large Growth Stock Fund*	150,787	4,583,932
Penn Series Mid Cap Growth Fund*	307,234	4,583,932
Penn Series Mid Cap Value Fund*	404,049	9,167,864
Penn Series Mid Core Value Fund*	425,028	9,167,864
Penn Series Real Estate Securities Fund*	343,967	6,875,898
Penn Series Small Cap Growth Fund*	147,488	4,583,932
Penn Series Small Cap Index Fund*	228,170	4,583,932
Penn Series Small Cap Value Fund*	207,982	6,875,898
Penn Series SMID Cap Growth Fund*	110,830	2,291,966
Penn Series SMID Cap Value Fund*	371,319	9,167,864

TOTAL AFFILIATED EQUITY FUNDS (Cost $80,747,459)		126,058,134

AFFILIATED FIXED INCOME FUNDS — 17.9%
Penn Series High Yield Bond Fund*	373,589	4,583,932
Penn Series Limited Maturity Bond Fund*	1,156,585	13,751,797
Penn Series Quality Bond Fund*	1,633,618	22,919,661

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,180,594)		41,255,390

AFFILIATED INTERNATIONAL EQUITY FUNDS — 26.9%
Penn Series Developed International Index Fund*	1,404,883	16,043,762
Penn Series Emerging Markets Equity Fund*	1,794,103	18,335,729
Penn Series International Equity Fund*	1,196,849	27,503,593

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $54,739,570)		61,883,084

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,139,068)	1,139,068	1,139,068

TOTAL INVESTMENTS — 100.0% (Cost $174,806,691)		$230,335,676

Other Assets & Liabilities — 0.0%		(92,526)

TOTAL NET ASSETS — 100.0%		$230,243,150

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobse rvable Input
AFFILIATED EQUITY FUNDS	$126,058,134	$126,058,134	$—	$—
AFFILIATED FIXED INCOME FUNDS	41,255,390	41,255,390	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	61,883,084	61,883,084	—	—
SHORT-TERM INVESTMENTS	1,139,068	1,139,068	—	—

TOTAL INVESTMENTS	$230,335,676	$230,335,676	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 42.9%
Penn Series Flexibly Managed Fund*	437,163	$19,886,560
Penn Series Index 500 Fund*	552,404	9,943,280
Penn Series Large Cap Growth Fund*	238,964	3,314,427
Penn Series Large Cap Value Fund*	668,501	16,572,134
Penn Series Large Core Value Fund*	1,024,236	16,572,134
Penn Series Large Growth Stock Fund*	218,054	6,628,853
Penn Series Mid Cap Growth Fund*	444,293	6,628,854
Penn Series Mid Cap Value Fund*	438,223	9,943,280
Penn Series Mid Core Value Fund*	768,295	16,572,134
Penn Series Real Estate Securities Fund*	331,608	6,628,853
Penn Series Small Cap Growth Fund*	106,642	3,314,427
Penn Series Small Cap Index Fund*	329,958	6,628,853
Penn Series Small Cap Value Fund*	300,765	9,943,280
Penn Series SMID Cap Growth Fund*	160,272	3,314,427
Penn Series SMID Cap Value Fund*	268,483	6,628,853

TOTAL AFFILIATED EQUITY FUNDS (Cost $88,463,455)		142,520,349

AFFILIATED FIXED INCOME FUNDS — 37.9%
Penn Series High Yield Bond Fund*	810,373	9,943,280
Penn Series Limited Maturity Bond Fund*	2,508,818	29,829,840
Penn Series Quality Bond Fund*	6,142,202	86,175,095

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $113,180,009)		125,948,215

AFFILIATED INTERNATIONAL EQUITY FUNDS — 18.9%
Penn Series Developed International Index Fund*	1,451,150	16,572,133
Penn Series Emerging Markets Equity Fund*	1,621,539	16,572,134
Penn Series International Equity Fund*	1,298,078	29,829,840

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $52,122,719)		62,974,107

AFFILIATED MONEY MARKET FUND — 0.0%
Penn Series Money Market Fund (Cost $27)	27	27

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,636,701)	1,636,701	1,636,701

TOTAL INVESTMENTS — 100.2% (Cost $255,402,911)		$333,079,399

Other Assets & Liabilities — (0.2)%		(732,628)

TOTAL NET ASSETS — 100.0%		$332,346,771

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Sign ificant Unobs ervable Input
AFFILIATED EQUITY FUNDS	$142,520,349	$142,520,349	$—	$—
AFFILIATED FIXED INCOME FUNDS	125,948,215	125,948,215	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	62,974,107	62,974,107	—	—
AFFILIATED MONEY MARKET FUNDS	27	27	—	—
SHORT-TERM INVESTMENTS	1,636,701	1,636,701	—	—

TOTAL INVESTMENTS	$333,079,399	$333,079,399	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 30.8%
Penn Series Flexibly Managed Fund*	170,681	$7,764,269
Penn Series Index 500 Fund*	107,837	1,941,067
Penn Series Large Cap Growth Fund*	69,974	970,534
Penn Series Large Cap Value Fund*	195,751	4,852,668
Penn Series Large Core Value Fund*	299,918	4,852,668
Penn Series Large Growth Stock Fund*	31,925	970,533
Penn Series Mid Cap Value Fund*	42,774	970,534
Penn Series Mid Core Value Fund*	89,989	1,941,067
Penn Series Real Estate Securities Fund*	97,102	1,941,067
Penn Series Small Cap Index Fund*	48,309	970,533
Penn Series Small Cap Value Fund*	58,713	1,941,067
Penn Series SMID Cap Value Fund*	39,309	970,534

TOTAL AFFILIATED EQUITY FUNDS (Cost $19,185,612)		30,086,541

AFFILIATED FIXED INCOME FUNDS — 56.6%
Penn Series High Yield Bond Fund*	237,294	2,911,601
Penn Series Limited Maturity Bond Fund*	1,550,895	18,440,138
Penn Series Quality Bond Fund*	2,421,146	33,968,676

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $49,427,687)		55,320,415

AFFILIATED INTERNATIONAL EQUITY FUNDS — 11.9%
Penn Series Developed International Index Fund*	254,956	2,911,601
Penn Series Emerging Markets Equity Fund*	284,892	2,911,601
Penn Series International Equity Fund*	253,403	5,823,201

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $9,764,978)		11,646,403

AFFILIATED MONEY MARKET FUND — 0.0%
Penn Series Money Market Fund (Cost $8)	8	8

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $567,335)	567,335	567,335

TOTAL INVESTMENTS — 99.9% (Cost $78,945,620)		$97,620,702

Other Assets & Liabilities — 0.1%		120,655

TOTAL NET ASSETS — 100.0%		$97,741,357

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$30,086,541	$30,086,541	$—	$—
AFFILIATED FIXED INCOME FUNDS	55,320,415	55,320,415	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	11,646,403	11,646,403	—	—
AFFILIATED MONEY MARKET FUNDS	8	8	—	—
SHORT-TERM INVESTMENTS	567,335	567,335	—	—

TOTAL INVESTMENTS	$97,620,702	$97,620,702	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2016

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 17.7%
Penn Series Flexibly Managed Fund*	97,318	$4,427,001
Penn Series Index 500 Fund*	30,743	553,375
Penn Series Large Cap Value Fund*	66,968	1,660,126
Penn Series Large Core Value Fund*	102,604	1,660,126
Penn Series Mid Core Value Fund*	51,310	1,106,750
Penn Series Real Estate Securities Fund*	27,683	553,375

TOTAL AFFILIATED EQUITY FUNDS (Cost $7,448,781)		9,960,753

AFFILIATED FIXED INCOME FUNDS — 76.0%
Penn Series High Yield Bond Fund*	135,300	1,660,126
Penn Series Limited Maturity Bond Fund*	1,349,695	16,047,879
Penn Series Quality Bond Fund*	1,774,902	24,901,882

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,345,273)		42,609,887

AFFILIATED INTERNATIONAL EQUITY FUNDS — 4.9%
Penn Series Developed International Index Fund*	96,913	1,106,750
Penn Series Emerging Markets Equity Fund*	54,146	553,375
Penn Series International Equity Fund*	48,161	1,106,751

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,729,105)		2,766,876

AFFILIATED MONEY MARKET FUND — 0.0%
Penn Series Money Market Fund (Cost $19)	19	19

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $778,327)	778,327	778,327

TOTAL INVESTMENTS — 100.0% (Cost $49,301,505)		$56,115,862

Other Assets & Liabilities — 0.0%		(23,568)

TOTAL NET ASSETS — 100.0%		$56,092,294

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobs ervable Input
AFFILIATED EQUITY FUNDS	$9,960,753	$9,960,753	$—	$—
AFFILIATED FIXED INCOME FUNDS	42,609,887	42,609,887	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	2,766,876	2,766,876	—	—
AFFILIATED MONEY MARKET FUNDS	19	19	—	—
SHORT-TERM INVESTMENTS	778,327	778,327	—	—

TOTAL INVESTMENTS	$56,115,862	$56,115,862	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2016

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$114,255,071	$207,981,537	$512,375,665	$168,369,234
Cash	—	19,675	—	53,836
Initial Margin Held by Broker for Open Futures	—	110,013	20,909	—
Interest, dividends and reclaims receivable	492,082	1,126,965	3,257,810	2,729,984
Receivable for investment securities sold	9,570,000	1,521,525	—	9,879,593
Receivable for capital stock sold	46,162	130,285	5,180,750	40,283
Future variation margin receivable	—	12,500	50,859	—
Net unrealized appreciation of forward foreign currency contracts	—	—	—	19,882
Other assets	12,281	6,187	16,237	5,211

Total Assets	124,375,596	210,908,687	520,902,230	181,098,023

LIABILITIES
Payable for investment securities purchased	—	—	15,404,453	11,771,222
Payable for capital stock redeemed	405,915	238,697	68,884	473,623
Future variation margin payable	—	—	131,719	—
Payable to investment adviser (See Note 3)	34,826	82,141	187,211	79,756
Payable to the administrator (See Note 3)	9,524	15,976	38,621	12,648
Net unrealized depreciation of forward foreign currency contracts	—	—	—	13,594
Other liabilities	60,722	96,057	222,433	96,723

Total Liabilities	510,987	432,871	16,053,321	12,447,566

NET ASSETS	$123,864,609	$210,475,816	$504,848,909	$168,650,457

Investments at cost	114,255,071	208,175,728	516,263,242	164,408,189

COMPONENTS OF NET ASSETS:
Paid-in Capital	$123,864,193	$211,176,340	$508,786,961	$176,081,284
Undistributed net investment income (loss)	—	—	—	(8,245)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	416	(490,708)	(64,577)	(11,384,344)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(209,816)	(3,873,475)	3,961,763

NET ASSETS	$123,864,609	$210,475,816	$504,848,909	$168,650,457

Shares outstanding, $0.10 par value, 500 million shares authorized	123,848,267

Shares outstanding, $0.10 par value, 250 million shares authorized			35,983,880	13,723,948

Shares outstanding, $0.0001 par value, 250 million shares authorized		17,698,478

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.89	$14.03	$12.29

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2016

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS
Investments of affiliated issuers at value	$—	$77,523,624	$—	$—
Investments of unaffiliated issuers at value	3,442,995,720	364,464	259,325,305	42,540,702
Foreign currency, at value	4,508,701	—	—	—
Cash	306,816	—	—	500
Interest, dividends and reclaims receivable	14,894,443	—	116,603	42,569
Receivable for investment securities sold	56,243,276	1,121,328	2,152,962	28,023
Receivable for capital stock sold	446,777	—	57,779	255,747
Other assets	105,456	2,363	8,046	1,366

Total Assets	3,519,501,189	79,011,779	261,660,695	42,868,907

LIABILITIES
Call options written, at value	16,147,225	—	—	—
Payable for investment securities purchased	4,857,334	1,123,505	2,073,315	12,095
Payable for capital stock redeemed	230,727	52,546	5,907	17,328
Payable to investment adviser (See Note 3)	2,064,796	—	159,553	19,920
Payable to the administrator (See Note 3)	261,975	5,829	19,725	2,478
Other liabilities	1,343,628	28,658	124,155	26,139

Total Liabilities	24,905,685	1,210,538	2,382,655	77,960

NET ASSETS	$3,494,595,504	$77,801,241	$259,278,040	$42,790,947

Investments of affiliated issuers at cost	—	45,955,098	—	—
Investments of unaffiliated issuers at cost	3,157,103,002	364,464	202,430,935	37,200,103
Call options written, premiums received	(16,242,366)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$3,215,003,604	$49,064,683	$203,231,589	$37,656,559
Undistributed net investment income (loss)	(46,028)	—	(128,771)	(67,749)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(6,270,979)	(2,831,968)	(718,321)	(138,003)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	285,908,907	31,568,526	56,893,543	5,340,140

NET ASSETS	$3,494,595,504	$77,801,241	$259,278,040	$42,790,947

Shares outstanding, $0.10 par value, 250 million shares authorized	76,910,137		8,529,136

Shares outstanding, $0.0001 par value, 250 million shares authorized		4,420,290		3,085,184

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$45.44	$17.60	$30.40	$13.87

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2016

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$101,102,046	$200,931,388	$194,058,820	$434,548,298
Interest, dividends and reclaims receivable	27,152	248,824	314,004	551,306
Receivable for investment securities sold	—	4,642,327	—	—
Receivable for capital stock sold	2,727	44,794	25,175	30,682
Other assets	3,235	6,137	5,834	12,905

Total Assets	101,135,160	205,873,470	194,403,833	435,143,191

LIABILITIES
Payable for investment securities purchased	—	—	62,982	—
Payable for capital stock redeemed	4,714	3,098,615	2,744,761	1,987,500
Future variation margin payable	—	—	—	14,240
Payable to investment adviser (See Note 3)	52,618	116,253	109,494	48,169
Payable to the administrator (See Note 3)	7,886	15,079	14,261	32,134
Other liabilities	49,503	90,904	86,077	188,407

Total Liabilities	114,721	3,320,851	3,017,575	2,270,450

NET ASSETS	$101,020,439	$202,552,619	$191,386,258	$432,872,741

Investments at cost	95,328,115	163,218,794	173,499,589	243,595,393

COMPONENTS OF NET ASSETS:
Paid-in Capital	$95,249,866	$166,567,304	$171,340,914	$250,249,485
Undistributed net investment income (loss)	—	(1,343,191)	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(3,358)	(384,088)	(513,887)	(8,306,857)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	5,773,931	37,712,594	20,559,231	190,930,113

NET ASSETS	$101,020,439	$202,552,619	$191,386,258	$432,872,741

Shares outstanding, $0.10 par value, 250 million shares authorized		8,171,614

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,191,180		11,827,029	24,041,816

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.32	$24.79	$16.18	$18.00

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2016

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$103,387,869	$169,877,936	$98,680,516	$52,818,172
Foreign currency, at value	—	—	1,214	—
Cash	—	—	500	—
Interest, dividends and reclaims receivable	117,770	352,662	213,540	3,588
Receivable for investment securities sold	3,275	1,517,459	3,253,950	—
Receivable for capital stock sold	67,132	51,311	79,733	5,880
Net unrealized appreciation of forward foreign currency contracts	—	—	4,164	—
Other assets	3,174	5,126	2,795	1,591

Total Assets	103,579,220	171,804,494	102,236,412	52,829,231

LIABILITIES
Payable for investment securities purchased	66,177	—	3,518,832	—
Payable for capital stock redeemed	68,888	1,260,701	2,400,514	50,118
Payable to investment adviser (See Note 3)	62,112	81,068	60,189	34,020
Payable to the administrator (See Note 3)	7,796	12,672	7,023	3,917
Net unrealized depreciation of forward foreign currency contracts	—	—	19,567	—
Other liabilities	49,734	75,676	53,713	28,607

Total Liabilities	254,707	1,430,117	6,059,838	116,662

NET ASSETS	$103,324,513	$170,374,377	$96,176,574	$52,712,569

Investments at cost	100,021,410	137,812,129	85,042,666	51,997,184

COMPONENTS OF NET ASSETS:
Paid-in Capital	$100,409,904	$148,151,483	$83,691,701	$51,936,051
Undistributed net investment income (loss)	18,817	(705,147)	15,404	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(470,643)	(9,137,766)	(1,168,469)	(44,470)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	3,366,435	32,065,807	13,637,938	820,988

NET ASSETS	$103,324,513	$170,374,377	$96,176,574	$52,712,569

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,923,872	7,508,122	4,459,679	2,549,349

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.92	$22.69	$21.57	$20.68

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2016

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$82,376,822	$85,992,656	$244,664,670	$78,041,162
Cash	—	—	349	—
Cash held at broker	—	—	—	26,693
Interest, dividends and reclaims receivable	76,990	33,082	594,725	94,309
Receivable for investment securities sold	2,125,208	253,912	2,943,715	—
Receivable for capital stock sold	10,070	23,790	15,105	14,575
Other assets	2,286	2,612	6,922	2,053

Total Assets	84,591,376	86,306,052	248,225,486	78,178,792

LIABILITIES
Payable for investment securities purchased	523,362	225,770	576,789	664,328
Payable for capital stock redeemed	1,924,425	18,356	2,401,373	1,078,009
Future variation margin payable	—	—	—	7,410
Payable to investment adviser (See Note 3)	68,026	54,605	150,154	19,536
Payable to the administrator (See Note 3)	5,937	6,448	17,610	5,432
Other liabilities	37,888	42,714	111,761	49,346

Total Liabilities	2,559,638	347,893	3,257,687	1,824,061

NET ASSETS	$82,031,738	$85,958,159	$244,967,799	$76,354,731

Investments at cost	65,074,135	68,049,434	189,480,475	57,176,384

COMPONENTS OF NET ASSETS:
Paid-in Capital	$64,869,947	$68,195,642	$190,567,886	$55,761,913
Undistributed net investment income (loss)	—	(86,968)	—	(27,829)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(140,896)	(93,438)	(784,282)	(225,826)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	17,302,687	17,942,923	55,184,195	20,846,473

NET ASSETS	$82,031,738	$85,958,159	$244,967,799	$76,354,731

Shares outstanding, $0.10 par value, 250 million shares authorized		2,766,054	7,409,812

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,322,241			3,800,089

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$24.69	$31.08	$33.06	$20.09

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2016

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$96,231,172	$312,709,558	$143,122,987	$134,823,311
Foreign currency, at value	543,910	92,810	195,722	—
Initial Margin Held by Broker for Open Futures	73,643	—	—	—
Interest, dividends and reclaims receivable	374,000	1,347,551	367,454	654,261
Receivable for investment securities sold	—	551,251	8,416,879	2,579,599
Receivable for capital stock sold	718,541	6,808,234	3,801,046	691,091
Future variation margin receivable	3,975	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	41,283	—
Other assets	2,956	11,351	4,556	4,172

Total Assets	97,948,197	321,520,755	155,949,927	138,752,434

LIABILITIES
Payable for investment securities purchased	—	1,515,843	5,284,051	1,252,612
Payable for capital stock redeemed	8,230	262,181	66,465	88,506
Payable to investment adviser (See Note 3)	24,619	225,795	146,055	79,598
Payable to the administrator (See Note 3)	7,310	24,521	11,546	10,176
Deferred Indian capital gains tax	—	—	41,367	—
Other liabilities	95,310	170,061	130,620	64,986

Total Liabilities	135,469	2,198,401	5,680,104	1,495,878

NET ASSETS	$97,812,728	$319,322,354	$150,269,823	$137,256,556

Investments at cost	84,359,805	273,662,471	132,030,023	124,170,469

COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,649,481	$284,743,439	$152,088,932	$126,905,406
Undistributed net investment income (loss)	(1,114,070)	(4,226,061)	(45,231)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(2,549,771)	(165,913)	(12,777,818)	(301,692)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	11,827,088	38,970,889	11,003,940	10,652,842

NET ASSETS	$97,812,728	$319,322,354	$150,269,823	$137,256,556

Shares outstanding, $0.10 par value, 250 million shares authorized		13,898,616

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,562,608		14,709,343	6,867,719

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.42	$22.98	$10.22	$19.99

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2016

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$61,495,515	$229,196,608	$331,442,698	$97,053,367
Investments of unaffiliated issuers at value	410,067	1,139,068	1,636,701	567,335
Receivable for investment securities sold	1,647,338	5,694,891	6,760,460	1,716,994
Other assets	1,874	7,122	10,245	3,057

Total Assets	63,554,794	236,037,689	339,850,104	99,340,753

LIABILITIES
Payable for investment securities purchased	1,645,807	5,657,875	7,263,977	1,538,239
Payable for capital stock redeemed	7,333	12,825	62,036	7,474
Payable to investment adviser (See Note 3)	6,310	23,186	32,626	9,946
Payable to the administrator (See Note 3)	4,640	17,334	25,004	7,432
Other liabilities	23,308	83,319	119,690	36,305

Total Liabilities	1,687,398	5,794,539	7,503,333	1,599,396

NET ASSETS	$61,867,396	$230,243,150	$332,346,771	$97,741,357

Investments of affiliated issuers at cost	48,859,986	173,667,623	253,766,210	78,378,285
Investments of unaffiliated issuers at cost	410,067	1,139,068	1,636,701	567,335

COMPONENTS OF NET ASSETS:
Paid-in Capital	$49,614,469	$175,881,304	$255,871,234	$79,398,244
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions	(382,602)	(1,167,139)	(1,200,951)	(331,969)
Net unrealized appreciation (depreciation) in value of investments	12,635,529	55,528,985	77,676,488	18,675,082

NET ASSETS	$61,867,396	$230,243,150	$332,346,771	$97,741,357

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,867,989	13,770,224	21,639,430	6,779,960

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.99	$16.72	$15.36	$14.42

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2016

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$55,337,535
Investments of unaffiliated issuers at value	778,327
Receivable for investment securities sold	597,213
Receivable for capital stock sold	4,282
Other assets	1,845

Total Assets	56,719,202

LIABILITIES
Payable for investment securities purchased	591,682
Payable for capital stock redeemed	2,516
Payable to investment adviser (See Note 3)	5,720
Payable to the administrator (See Note 3)	4,409
Other liabilities	22,581

Total Liabilities	626,908

NET ASSETS	$56,092,294

Investments of affiliated issuers at cost	48,523,178
Investments of unaffiliated issuers at cost	778,327

COMPONENTS OF NET ASSETS:
Paid-in Capital	$49,378,924
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions	(100,987)
Net unrealized appreciation (depreciation) in value of investments	6,814,357

NET ASSETS	$56,092,294

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,207,563

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.33

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2016

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$30,750	$8,150	$14,227	$81,911
Interest	532,615	4,283,474	17,212,732	11,732,296
Foreign tax withheld	—	—	—	(13,279)

Total Investment Income	563,365	4,291,624	17,226,959	11,800,928

EXPENSES
Investment advisory fees (See Note 3)	402,790	878,718	2,341,363	959,022
Shareholder servicing fees (See Note 3)	109,833	172,047	479,561	154,129
Administration fees (See Note 3)	36,529	57,349	159,854	51,376
Accounting fees (See Note 3)	81,027	115,581	239,854	105,627
Director fees and expenses	5,719	9,043	25,306	8,098
Custodian fees and expenses	8,544	13,381	37,299	18,596
Pricing fees	8,687	20,651	29,253	63,143
Professional fees	12,482	18,339	52,239	27,284
Printing fees	10,262	14,498	41,818	13,235
Other expenses	37,323	34,736	90,272	75,584

Total Expenses	713,196	1,334,343	3,496,819	1,476,094
Less: Waivers and reimbursement from advisor (See Note 3)	161,806	—	—	—

Net Expenses	551,390	1,334,343	3,496,819	1,476,094

Net investment income (loss)	11,975	2,957,281	13,730,140	10,324,834

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	416	285,124	3,925,166	(3,390,303)
Net realized gain (loss) on futures contracts	—	(21,829)	(189,285)	—
Net realized foreign currency exchange gain (loss)	—	—	—	931,246
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	1,424,268	5,720,735	17,343,562
Change in net unrealized appreciation (depreciation) of futures contracts	—	59,062	65,429	—

Net Gain (Loss) on Investment Securities and Foreign Currency	416	1,746,625	9,522,045	14,884,505

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,391	$4,703,906	$23,252,185	$25,209,339

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$37,442,003	$861	$2,133,624	$632,092
Interest	34,992,335	—	—	550
Foreign tax withheld	(111,295)	—	(5,595)	(14,773)

Total Investment Income	72,323,043	861	2,128,029	617,869

EXPENSES
Investment advisory fees (See Note 3)	23,668,797	—	1,877,499	236,081
Shareholder servicing fees (See Note 3)	3,053,223	68,650	235,296	38,631
Administration fees (See Note 3)	1,017,741	22,883	78,432	12,877
Accounting fees (See Note 3)	818,494	12,000	150,720	30,047
Director fees and expenses	159,480	3,598	12,562	2,032
Custodian fees and expenses	261,567	5,339	20,083	3,472
Pricing fees	41,266	2,556	8,551	5,841
Professional fees	356,046	7,362	24,274	3,874
Printing fees	270,363	5,998	21,766	4,244
Recaptured administration fee (See Note 3)	—	—	—	3,956
Other expenses	579,946	15,154	88,262	44,080

Total Expenses	30,226,923	143,540	2,517,445	385,135
Less: Waivers and reimbursement from administrator (See Note 3)	—	—	—	3,113

Net Expenses	30,226,923	143,540	2,517,445	382,022

Net investment income (loss)	42,096,120	(142,679)	(389,416)	235,847

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	224,060,385	4,960,573	30,233,786	1,669,588
Net realized gains (loss) on written options	5,881,831	—	—	—
Net realized foreign currency exchange gain (loss)	28,276	—	(338)	(350)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(14,174,786)	1,345,462	(29,348,440)	519,647
Change in net unrealized appreciation (depreciation) of written options	1,886,611	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	217,682,317	6,306,035	885,008	2,188,885

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$259,778,437	$6,163,356	$495,592	$2,424,732

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2016

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$960,512	$5,020,567	$4,556,139	$8,825,059
Interest	—	—	—	1,352
Foreign tax withheld	(2,829)	(41,648)	(28,086)	(504)

Total Investment Income	957,683	4,978,919	4,528,053	8,825,907

EXPENSES
Investment advisory fees (See Note 3)	631,039	1,326,020	1,272,266	545,884
Shareholder servicing fees (See Note 3)	94,656	179,449	172,006	375,663
Administration fees (See Note 3)	31,552	59,816	57,335	125,221
Accounting fees (See Note 3)	72,554	119,694	115,559	205,221
Director fees and expenses	5,010	9,378	9,063	19,625
Custodian fees and expenses	7,362	13,957	13,378	29,218
Pricing fees	3,676	7,531	4,088	12,956
Professional fees	9,935	18,932	19,306	40,281
Printing fees	8,337	15,893	15,730	33,090
Other expenses	33,937	38,222	48,353	117,919

Total Expenses	898,058	1,788,892	1,727,084	1,505,078

Net investment income (loss)	59,625	3,190,027	2,800,969	7,320,829

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	16,581,664	1,629,923	6,256,195	16,502,967
Net realized gain (loss) on futures contracts	—	—	—	524,952
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(16,662,191)	16,852,453	7,799,286	21,580,024
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(18,499)

Net Gain (Loss) on Investment Securities and Foreign Currency	(80,527)	18,482,376	14,055,481	38,589,444

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,902)	$21,672,403	$16,856,450	$45,910,273

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

INVESTMENT INCOME:
Dividends	$1,007,459	$2,901,943	$1,851,141	$274,489
Foreign tax withheld	—	(4,609)	(5,815)	(681)

Total Investment Income	1,007,459	2,897,334	1,845,326	273,808

EXPENSES
Investment advisory fees (See Note 3)	724,490	911,176	648,795	386,652
Shareholder servicing fees (See Note 3)	93,149	149,102	81,099	46,398
Administration fees (See Note 3)	31,050	49,700	27,033	15,466
Accounting fees (See Note 3)	71,625	102,834	63,077	36,087
Director fees and expenses	4,924	7,722	4,189	2,438
Custodian fees and expenses	7,245	11,597	7,654	3,609
Pricing fees	6,605	5,117	5,763	3,771
Professional fees	17,072	15,548	8,923	5,098
Printing fees	8,308	12,710	7,267	5,086
Recaptured advisory fees (See Note 3)	1,656	—	—	4,939
Other expenses	38,734	28,161	79,778	33,760

Total Expenses	1,004,858	1,293,667	933,578	543,304
Less: Waivers and reimbursement from advisor (See Note 3)	—	—	—	1,081

Net Expenses	1,004,858	1,293,667	933,578	542,223

Net investment income (loss)	2,601	1,603,667	911,748	(268,415)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	788,798	(6,480,947)	3,948,831	7,751,884
Net realized foreign currency exchange gain (loss)	(755)	—	51,556	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,245,460	31,349,648	13,343,424	(4,571,068)
Change in net unrealized appreciation (depreciation) of written options	(250,706)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	5,782,797	24,868,701	17,343,811	3,180,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,785,398	$26,472,368	$18,255,559	$2,912,401

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2016

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$945,168	$566,552	$3,972,768	$906,585
Interest	—	—	—	292
Foreign tax withheld	—	(5,967)	(1,572)	(193)

Total Investment Income	945,168	560,585	3,971,196	906,684

EXPENSES
Investment advisory fees (See Note 3)	686,077	630,599	1,587,652	200,393
Shareholder servicing fees (See Note 3)	64,997	76,256	199,305	60,118
Administration fees (See Note 3)	21,665	25,419	66,435	20,039
Accounting fees (See Note 3)	50,553	59,310	130,725	46,758
Director fees and expenses	3,307	4,031	10,314	3,088
Custodian fees and expenses	5,055	5,931	15,502	4,676
Pricing fees	4,090	6,739	8,417	32,736
Professional fees	6,799	7,954	21,141	6,389
Printing fees	5,411	6,767	17,443	5,211
Other expenses	26,577	38,252	82,376	60,914

Total Expenses	874,531	861,258	2,139,310	440,322

Net investment income (loss)	70,637	(300,673)	1,831,886	466,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	4,409,010	2,291,831	15,986,695	3,380,532
Net realized gain (loss) on futures contracts	—	—	—	325,405
Net realized foreign currency exchange gain (loss)	—	(76)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	12,324,470	4,581,893	31,747,567	8,861,951
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(44,571)

Net Gain (Loss) on Investment Securities and Foreign Currency	16,733,480	6,873,648	47,734,262	12,523,317

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,804,117	$6,572,975	$49,566,148	$12,989,679

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$3,291,938	$8,148,448	$3,224,543	$3,579,002
Interest	(2,775)	41	617	—
Foreign tax withheld	(244,243)	(465,330)	(403,699)	—

Total Investment Income	3,044,920	7,683,159	2,821,461	3,579,002

EXPENSES
Investment advisory fees (See Note 3)	289,026	2,956,398	1,726,193	964,894
Shareholder servicing fees (See Note 3)	86,708	311,893	131,659	124,058
Administration fees (See Note 3)	28,903	103,964	43,886	41,353
Accounting fees (See Note 3)	76,989	227,928	107,772	88,921
Director fees and expenses	4,565	16,674	6,636	6,564
Custodian fees and expenses	23,680	100,551	81,453	9,649
Pricing fees	91,465	14,714	22,772	4,449
Professional fees	9,175	29,672	17,888	13,605
Printing fees	7,507	28,294	12,768	10,927
Other expenses	164,744	87,223	263,479	44,535

Total Expenses	782,762	3,877,311	2,414,506	1,308,955

Net investment income (loss)	2,262,158	3,805,848	406,955	2,270,047

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	779,667	23,051,022	1,427,261	9,790,694
Net realized gain (loss) on futures contracts	80,416	—	—	—
Net realized foreign currency exchange gain (loss)	(60,174)	(563,602)	58,140	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,538,490)	(44,205,314)	5,296,025	(4,762,960)
Change in net unrealized appreciation (depreciation) of futures contracts	(25,570)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(1,764,151)	(21,717,894)	6,781,426	5,027,734

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$498,007	$(17,912,046)	$7,188,381	$7,297,781

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2016

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$1,308	$516	$2,599	$1,797

Total Investment Income	1,308	516	2,599	1,797

EXPENSES
Investment advisory fees (See Note 3)	72,894	275,945	387,472	119,709
Shareholder servicing fees (See Note 3)	54,670	209,409	300,659	89,782
Administration fees (See Note 3)	18,223	69,803	100,220	29,927
Accounting fees (See Note 3)	12,000	23,268	33,406	12,000
Director fees and expenses	2,858	11,023	15,834	4,735
Custodian fees and expenses	4,252	16,287	23,385	6,983
Pricing fees	2,503	3,162	3,565	2,674
Professional fees	5,853	22,477	32,278	9,622
Printing fees	4,775	18,448	26,436	7,866
Recaptured advisory fee (See Note 3)	2,540	—	—	—
Other expenses	15,265	39,530	54,915	18,913

Total Expenses	195,833	689,352	978,170	302,211

Net investment loss	(194,525)	(688,836)	(975,571)	(300,414)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on investment transactions	8,487,137	28,718,465	30,813,199	9,275,405
Change in net unrealized appreciation (depreciation) of affiliated investments	(3,888,232)	(11,037,568)	(7,471,661)	(3,237,635)

Net Gain (Loss) on Investment Securities	4,598,905	17,680,897	23,341,538	6,037,770

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,404,380	$16,992,061	$22,365,967	$5,737,356

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$2,366

Total Investment Income	2,366

EXPENSES
Investment advisory fees (See Note 3)	72,306
Shareholder servicing fees (See Note 3)	54,230
Administration fees (See Note 3)	18,077
Accounting fees (See Note 3)	12,000
Director fees and expenses	2,865
Custodian fees and expenses	4,218
Pricing fees	2,508
Professional fees	5,902
Printing fees	4,817
Recaptured advisory fees (See Note 3)	119
Other expenses	12,753

Total Expenses	189,795

Net investment loss	(187,429)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on investment transactions	6,183,431
Change in net unrealized appreciation (depreciation) of affiliated investments	(3,194,865)

Net Gain (Loss) on Investment Securities	2,988,566

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,801,137

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,975	$11,992	$2,957,281	$2,655,082
Net realized gains (loss) from investment transactions	416	—	285,124	268,084
Net realized gains (loss) on futures contracts	—	—	(21,829)	(324,813)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	1,483,330	(701,940)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,391	11,992	4,703,906	1,896,413

Distributions from:
Net investment income	(12,239)	(11,728)	—	—

Total Distributions	(12,239)	(11,728)	—	—

Capital Share Transactions:
Shares issued	107,895,237	88,029,875	53,385,883	36,008,080
Shares issued in lieu of cash distributions	12,237	11,728	—	—
Shares redeemed	(117,688,374)	(87,127,948)	(37,460,344)	(70,119,812)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,780,900)	913,655	15,925,539	(34,111,732)

Total Increase (Decrease)	(9,780,748)	913,919	20,629,445	(32,215,319)

Net Assets:
Beginning of period	133,645,357	132,731,438	189,846,371	222,061,690

End of Period	$123,864,609	$133,645,357	$210,475,816	$189,846,371

Undistributed net investment income (loss)	$—	$264	$—	$—
Shares Issued and Redeemed:
Shares issued	107,895,237	88,029,875	4,503,468	3,108,690
Shares issued in lieu of cash distributions	12,237	11,728	—	—
Shares redeemed	(117,688,374)	(87,127,948)	(3,182,229)	(6,045,850)

	(9,780,900)	913,655	1,321,239	(2,937,160)

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,730,140	$13,607,991	$10,324,834	$11,061,361
Net realized gains (loss) from investment transactions	3,925,166	10,225,061	(3,390,303)	(6,266,501)
Net realized gains (loss) on futures contracts	(189,285)	453,523	—	—
Net realized foreign exchange gain (loss)	—	(265)	931,246	585,927
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	5,786,164	(22,025,118)	17,343,562	(11,129,127)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,252,185	2,261,192	25,209,339	(5,748,340)

Capital Share Transactions:
Shares issued	43,315,908	51,580,293	8,988,215	15,583,960
Shares redeemed	(96,394,305)	(78,782,330)	(38,579,907)	(31,306,417)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(53,078,397)	(27,202,037)	(29,591,692)	(15,722,457)

Total Increase (Decrease)	(29,826,212)	(24,940,845)	(4,382,353)	(21,470,797)

Net Assets:
Beginning of period	534,675,121	559,615,966	173,032,810	194,503,607

End of Period	$504,848,909	$534,675,121	$168,650,457	$173,032,810

Undistributed net investment income (loss)	$—	$—	$(8,245)	$(272,749)
Shares Issued and Redeemed:
Shares issued	3,083,399	3,814,695	781,640	1,408,093
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(6,850,002)	(5,820,984)	(3,370,169)	(2,810,375)

	(3,766,603)	(2,006,289)	(2,588,529)	(1,402,282)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$42,096,120	$35,653,712	$(142,679)	$(170,857)
Net realized gains (loss) from investment transactions	224,060,385	291,569,245	4,960,573	3,338,369
Net realized gains (loss) on written options	5,881,831	(17,244)	—	—
Net realized foreign exchange gain (loss)	28,276	(610,362)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(14,174,786)	(180,003,900)	1,345,462	(2,623,599)
Net change in unrealized appreciation (depreciation) of written options	1,886,611	8,462,912	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	259,778,437	155,054,363	6,163,356	543,913

Capital Share Transactions:
Shares issued	156,263,300	216,314,515	3,704,727	3,697,483
Shares redeemed	(243,642,624)	(123,360,667)	(8,653,462)	(9,448,421)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(87,379,324)	92,953,848	(4,948,735)	(5,750,938)

Total Increase (Decrease)	172,399,113	248,008,211	1,214,621	(5,207,025)

Net Assets:
Beginning of period	3,322,196,391	3,074,188,180	76,586,620	81,793,645

End of Period	$3,494,595,504	$3,322,196,391	$77,801,241	$76,586,620

Undistributed net investment income (loss)	$(46,028)	$(29,723)	$—	$—
Shares Issued and Redeemed:
Shares issued	3,597,345	5,210,741	219,299	227,681
Shares redeemed	(5,685,780)	(2,982,711)	(516,038)	(581,655)

	(2,088,435)	2,228,030	(296,739)	(353,974)

	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(389,416)	$(903,524)	$235,847	$214,386
Net realized gains (loss) from investment transactions	30,233,786	32,485,479	1,669,588	4,946,662
Net realized foreign exchange gain (loss)	(338)	(4,022)	(350)	1,211
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(29,348,440)	(2,752,058)	519,647	(5,748,356)

Net Increase (Decrease) in Net Assets Resulting from Operations	495,592	28,825,875	2,424,732	(586,097)

Capital Share Transactions:
Shares issued	14,438,781	21,826,727	3,280,094	5,105,548
Shares redeemed	(52,359,466)	(34,631,243)	(6,615,720)	(18,480,718)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(37,920,685)	(12,804,516)	(3,335,626)	(13,375,170)

Total Increase (Decrease)	(37,425,093)	16,021,359	(910,894)	(13,961,267)

Net Assets:
Beginning of period	296,703,133	280,681,774	43,701,841	57,663,108

End of Period	$259,278,040	$296,703,133	$42,790,947	$43,701,841

Undistributed net investment income (loss)	$(128,771)	$—	$(67,749)	$(74,273)
Shares Issued and Redeemed:
Shares issued	504,953	744,580	240,003	385,521
Shares redeemed	(1,843,385)	(1,191,486)	(493,218)	(1,445,763)

	(1,338,432)	(446,906)	(253,215)	(1,060,242)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$59,625	$(243,051)	$3,190,027	$2,607,629
Net realized gains (loss) from investment transactions	16,581,664	10,304,491	1,629,923	10,201,080
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(16,662,191)	(8,242,993)	16,852,453	(22,143,663)

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,902)	1,818,447	21,672,403	(9,334,954)

Capital Share Transactions:
Shares issued	2,540,754	3,033,469	7,658,440	15,700,343
Shares redeemed	(13,179,085)	(19,152,485)	(34,470,235)	(27,753,537)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,638,331)	(16,119,016)	(26,811,795)	(12,053,194)

Total Increase (Decrease)	(10,659,233)	(14,300,569)	(5,139,392)	(21,388,148)

Net Assets:
Beginning of period	111,679,672	125,980,241	207,692,011	229,080,159

End of Period	$101,020,439	$111,679,672	$202,552,619	$207,692,011

Undistributed net investment income (loss)	$—	$—	$(1,343,191)	$(1,343,191)
Shares Issued and Redeemed:
Shares issued	161,848	186,621	342,641	696,968
Shares redeemed	(820,612)	(1,193,376)	(1,521,285)	(1,210,583)

	(658,764)	(1,006,755)	(1,178,644)	(513,615)

	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,800,969	$2,865,780	$7,320,829	$7,365,475
Net realized gains (loss) from investment transactions	6,256,195	17,515,483	16,502,967	10,334,116
Net realized gains (loss) on futures contracts	—	—	524,952	336,718
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	7,799,286	(20,328,266)	21,561,525	(13,984,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,856,450	52,997	45,910,273	4,051,833

Capital Share Transactions:
Shares issued	7,280,222	36,293,794	16,643,357	27,836,558
Shares redeemed	(35,762,517)	(26,030,180)	(47,645,820)	(56,758,285)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,482,295)	10,263,614	(31,002,463)	(28,921,727)

Total Increase (Decrease)	(11,625,845)	10,316,611	14,907,810	(24,869,894)

Net Assets:
Beginning of period	203,012,103	192,695,492	417,964,931	442,834,825

End of Period	$191,386,258	$203,012,103	$432,872,741	$417,964,931

Undistributed net investment income (loss)	$—	$—	$—	$—
Shares Issued and Redeemed:
Shares issued	489,651	2,557,882	1,006,147	1,732,802
Shares redeemed	(2,408,082)	(1,753,261)	(2,854,101)	(3,553,537)

	(1,918,431)	804,621	(1,847,954)	(1,820,735)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,601	$(28,391)	$1,603,667	$1,701,454
Net realized gains (loss) from investment transactions	788,798	5,797,189	(6,480,947)	26,296,013
Net realized gains (loss) on written options		118,982		—
Net realized foreign exchange gain (loss)	(755)	(658)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	5,245,460	(12,976,960)	31,349,648	(42,348,949)
Net change in unrealized appreciation (depreciation) of written options	(250,706)	233,582	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	5,785,398	(6,856,256)	26,472,368	(14,351,482)

Capital Share Transactions:
Shares issued	3,288,856	8,045,737	5,678,535	16,099,583
Shares redeemed	(17,492,155)	(17,933,265)	(27,625,785)	(21,191,909)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,203,299)	(9,887,528)	(21,947,250)	(5,092,326)

Total Increase (Decrease)	(8,417,901)	(16,743,784)	4,525,118	(19,443,808)

Net Assets:
Beginning of period	111,742,414	128,486,198	165,849,259	185,293,067

End of Period	$103,324,513	$111,742,414	$170,374,377	$165,849,259

Undistributed net investment income (loss)	$18,817	$43,949	$(705,147)	$(676,896)
Shares Issued and Redeemed:
Shares issued	230,931	554,269	279,141	778,338
Shares redeemed	(1,279,524)	(1,219,379)	(1,335,548)	(1,021,668)

	(1,048,593)	(665,110)	(1,056,407)	(243,330)

	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$911,748	$942,980	$(268,415)	$(427,475)
Net realized gains (loss) from investment transactions	3,948,831	7,036,472	7,751,884	4,385,704
Net realized foreign exchange gain (loss)	51,556	436,520	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	13,343,424	(9,226,776)	(4,571,068)	(5,703,654)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,255,559	(810,804)	2,912,401	(1,745,425)

Capital Share Transactions:
Shares issued	12,024,534	18,173,946	4,590,092	18,476,093
Shares redeemed	(24,653,453)	(17,042,212)	(10,791,533)	(16,331,135)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,628,919)	1,131,734	(6,201,441)	2,144,958

Total Increase (Decrease)	5,626,640	320,930	(3,289,040)	399,533

Net Assets:
Beginning of period	90,549,934	90,229,004	56,001,609	55,602,076

End of Period	$96,176,574	$90,549,934	$52,712,569	$56,001,609

Undistributed net investment income (loss)	$15,404	$33,704	$—	$—
Shares Issued and Redeemed:
Shares issued	612,201	1,057,402	232,804	880,485
Shares redeemed	(1,307,471)	(959,286)	(561,189)	(816,373)

	(695,270)	98,116	(328,385)	64,112

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$70,637	$(16,641)	$(300,673)	$(481,029)
Net realized gains (loss) from investment transactions	4,409,010	5,289,080	2,291,831	8,505,456
Net realized foreign exchange gain (loss)	—	—	(76)	(674)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,324,470	(9,717,509)	4,581,893	(7,010,917)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,804,117	(4,445,070)	6,572,975	1,012,836

Capital Share Transactions:
Shares issued	8,742,935	10,634,347	3,164,259	10,002,130
Shares redeemed	(11,474,502)	(12,136,270)	(15,444,681)	(22,027,172)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,731,567)	(1,501,923)	(12,280,422)	(12,025,042)

Total Increase (Decrease)	14,072,550	(5,946,993)	(5,707,447)	(11,012,206)

Net Assets:
Beginning of period	67,959,188	73,906,181	91,665,606	102,677,812

End of Period	$82,031,738	$67,959,188	$85,958,159	$91,665,606

Undistributed net investment income (loss)	$—	$—	$(86,968)	$—
Shares Issued and Redeemed:
Shares issued	406,535	509,005	109,196	339,948
Shares redeemed	(529,943)	(597,177)	(549,849)	(740,200)

	(123,408)	(88,172)	(440,653)	(400,252)

	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,831,886	$1,478,773	$466,362	$443,550
Net realized gains (loss) from investment transactions	15,986,695	13,550,651	3,380,532	3,739,682
Net realized gains (loss) on futures contracts	—	—	325,405	(130,343)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	31,747,567	(27,740,785)	8,817,380	(7,444,883)

Net Increase (Decrease) in Net Assets Resulting from Operations	49,566,148	(12,711,361)	12,989,679	(3,391,994)

Capital Share Transactions:
Shares issued	5,054,810	17,861,045	6,822,476	7,946,828
Shares redeemed	(36,791,725)	(24,138,080)	(8,937,546)	(5,732,698)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(31,736,915)	(6,277,035)	(2,115,070)	2,214,130

Total Increase (Decrease)	17,829,233	(18,988,396)	10,874,609	(1,177,864)

Net Assets:
Beginning of period	227,138,566	246,126,962	65,480,122	66,657,986

End of Period	$244,967,799	$227,138,566	$76,354,731	$65,480,122

Undistributed net investment income (loss)	$—	$—	$(27,829)	$(27,197)
Shares Issued and Redeemed:
Shares issued	181,704	661,526	384,711	458,812
Shares redeemed	(1,342,453)	(872,806)	(507,172)	(326,348)

	(1,160,749)	(211,280)	(122,461)	132,464

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,262,158	$2,094,447	$3,805,848	$4,507,715
Net realized gains (loss) from investment transactions	779,667	(274,176)	23,051,022	(668,375)
Net realized gains (loss) on futures contracts	80,416	(29,042)	—	—
Net realized foreign exchange gain (loss)	(60,174)	(48,768)	(563,602)	(461,980)
Net change in unrealized appreciation (depreciation) of investments futures contracts and foreign currency	(2,564,060)	(3,159,470)	(44,205,314)	10,112,442

Net Increase (Decrease) in Net Assets Resulting from Operations	498,007	(1,417,009)	(17,912,046)	13,489,802

Capital Share Transactions:
Shares issued	12,937,287	12,943,251	18,147,670	19,618,564
Shares redeemed	(13,731,769)	(14,927,281)	(56,088,486)	(38,831,644)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(794,482)	(1,984,030)	(37,940,816)	(19,213,080)

Total Increase (Decrease)	(296,475)	(3,401,039)	(55,852,862)	(5,723,278)

Net Assets:
Beginning of period	98,109,203	101,510,242	375,175,216	380,898,494

End of Period	$97,812,728	$98,109,203	$319,322,354	$375,175,216

Undistributed net investment income (loss)	$(1,114,070)	$(1,084,184)	$(4,226,061)	$(7,684,922)
Shares Issued and Redeemed:
Shares issued	1,168,332	1,090,834	765,365	818,745
Shares redeemed	(1,224,731)	(1,265,039)	(2,348,947)	(1,618,252)

	(56,399)	(174,205)	(1,583,582)	(799,507)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$406,955	$366,468	$2,270,047	$1,962,589
Net realized gains (loss) from investment transactions	1,427,261	(7,002,030)	9,790,694	13,470,692
Net realized foreign exchange gain (loss)	58,140	85,163	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	5,296,025	(9,977,031)	(4,762,960)	(8,417,398)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,188,381	(16,527,430)	7,297,781	7,015,883

Capital Share Transactions:
Shares issued	18,649,725	23,548,567	10,037,020	15,495,865
Shares redeemed	(23,387,522)	(16,229,303)	(17,722,199)	(21,728,647)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,737,797)	7,319,264	(7,685,179)	(6,232,782)

Total Increase (Decrease)	2,450,584	(9,208,166)	(387,398)	783,101

Net Assets:
Beginning of period	147,819,239	157,027,405	137,643,954	136,860,853

End of Period	$150,269,823	$147,819,239	$137,256,556	$137,643,954

Undistributed net investment income (loss)	$(45,231)	$(532,251)	$—	$—
Shares Issued and Redeemed:
Shares issued	1,751,213	2,346,437	503,750	859,332
Shares redeemed	(2,344,482)	(1,527,572)	(900,018)	(1,194,354)

	(593,269)	818,865	(396,268)	(335,022)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(194,525)	$(219,440)	$(688,836)	$(803,621)
Net realized gains (loss) from investment transactions	8,487,137	4,822,664	28,718,465	17,402,186
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(3,888,232)	(5,588,441)	(11,037,568)	(19,421,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,404,380	(985,217)	16,992,061	(2,822,534)

Capital Share Transactions:
Shares issued	2,634,221	6,891,553	7,218,442	13,775,523
Shares redeemed	(6,290,278)	(9,291,819)	(32,875,188)	(22,446,770)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,656,057)	(2,400,266)	(25,656,746)	(8,671,247)

Total Increase (Decrease)	748,323	(3,385,483)	(8,664,685)	(11,493,781)

Net Assets:
Beginning of period	61,119,073	64,504,556	238,907,835	250,401,616

End of Period	$61,867,396	$61,119,073	$230,243,150	$238,907,835

Undistributed net investment income (loss)	$—	$—	$—	$—
Shares Issued and Redeemed:
Shares issued	174,053	448,753	454,177	864,219
Shares redeemed	(413,053)	(607,727)	(2,048,793)	(1,413,845)

	(239,000)	(158,974)	(1,594,616)	(549,626)

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(975,571)	$(1,138,721)	$(300,414)	$(352,294)
Net realized gains (loss) from investment transactions	30,813,199	20,563,227	9,275,405	5,545,786
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(7,471,661)	(21,152,431)	(3,237,635)	(5,307,141)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,365,967	(1,727,925)	5,737,356	(113,649)

Capital Share Transactions:
Shares issued	6,834,694	12,043,800	5,242,315	12,026,453
Shares redeemed	(39,005,594)	(32,208,260)	(15,338,851)	(17,481,509)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,170,900)	(20,164,460)	(10,096,536)	(5,455,056)

Total Increase (Decrease)	(9,804,933)	(21,892,385)	(4,359,180)	(5,568,705)

Net Assets:
Beginning of period	342,151,704	364,044,089	102,100,537	107,669,242

End of Period	$332,346,771	$342,151,704	$97,741,357	$102,100,537

Undistributed net investment income (loss)	$—	$—	$—	$—
Shares Issued and Redeemed:
Shares issued	461,785	820,440	380,306	871,423
Shares redeemed	(2,651,937)	(2,205,630)	(1,106,599)	(1,266,079)

	(2,190,152)	(1,385,190)	(726,293)	(394,656)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(187,429)	$(214,380)
Net realized gains (loss) from investment transactions	6,183,431	3,028,683
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(3,194,865)	(2,719,124)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,801,137	95,179

Capital Share Transactions:
Shares issued	6,385,552	8,503,642
Shares redeemed	(14,310,963)	(12,565,119)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,925,411)	(4,061,477)

Total Increase (Decrease)	(5,124,274)	(3,966,298)
Net Assets:
Beginning of period	61,216,568	65,182,866

End of Period	$56,092,294	$61,216,568

Undistributed net investment income (loss)	$—	$—
Shares Issued and Redeemed:
Shares issued	490,696	663,655
Shares redeemed	(1,092,352)	(978,878)

	(601,656)	(315,223)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss) [2]	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net realized and unrealized gain (loss) on investment transactions	—		—		—		—		—

Total from investment operations	—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$123,865		$133,645		$132,731		$124,881		$141,725

Ratio of net expenses to average net assets [3]	0.45%		0.23%		0.12%		0.16%		0.22%

Ratio of total expenses to average net assets [4]	0.58%		0.61%		0.57%		0.48%		0.49%

Ratio of net investment income (loss) to average net assets [3]	0.01%		0.01%		0.01%		0.01%		0.01%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$11.59		$11.50		$11.48		$11.49		$11.42

Income from investment operations:
Net investment income (loss) [2]	0.18		0.13		0.08		0.05		0.09
Net realized and unrealized gain (loss) on investment transactions	0.12		(0.04)		(0.06)		(0.06)		(0.02)

Total from investment operations	0.30		0.09		0.02		(0.01)		0.07

Net asset value, end of period	$11.89		$11.59		$11.50		$11.48		$11.49

Total return [1]	2.59%		0.78%		0.17%		(0.09%	)	0.61%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$210,476		$189,846		$222,062		$243,667		$202,385

Ratio of total expenses to average net assets	0.70%		0.73%		0.67%		0.57%		0.57%

Ratio of net investment income (loss) to average net assets	1.55%		1.10%		0.67%		0.60%		0.81%

Portfolio turnover rate	105%		127%		82%		50%		31%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.45	$13.40	$12.75	$13.14	$12.73

Income from investment operations:
Net investment income (loss) [2]	0.36	0.33	0.26	0.25	0.27
Net realized and unrealized gain (loss) on investment transactions	0.22	(0.28)	0.39	(0.64)	0.14

Total from investment operations	0.58	0.05	0.65	(0.39)	0.41

Net asset value, end of period	$14.03	$13.45	$13.40	$12.75	$13.14

Total return [1]	4.31%	0.37%	5.10%	(2.97% )	3.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$504,849	$534,675	$559,616	$546,759	$568,400

Ratio of total expenses to average net assets	0.66%	0.68%	0.64%	0.56%	0.56%

Ratio of net investment income (loss) to average net assets	2.58%	2.46%	1.95%	1.91%	2.06%

Portfolio turnover rate	77%	131%	135%	47%	32%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.61	$10.98	$10.78	$9.99	$8.72

Income (loss) from investment operations:
Net investment income (loss) [2]	0.69	0.66	0.62	0.62	0.61
Net realized and unrealized gain (loss) on investment transactions	0.99	(1.03)	(0.42)	0.17	0.66

Total from investment operations	1.68	(0.37)	0.20	0.79	1.27

Net asset value, end of period	$12.29	$10.61	$10.98	$10.78	$9.99

Total return [1]	15.83%	(3.37% )	1.86%	7.91%	14.56%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$168,650	$173,033	$194,504	$188,788	$179,720

Ratio of total expenses to average net assets	0.86%	0.87%	0.85%	0.82%	0.82%

Ratio of net investment income (loss) to average net assets	6.03%	5.88%	5.58%	5.96%	6.52%

Portfolio turnover rate	81%	72%	56%	68%	69%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$42.05	$40.04	$35.72	$29.22	$25.46

Income (loss) from investment operations:
Net investment income (loss) [2]	0.54	0.46	0.45	0.34	0.44
Net realized and unrealized gain (loss) on investment transactions	2.85	1.55	3.87	6.16	3.32

Total from investment operations	3.39	2.01	4.32	6.50	3.76

Net asset value, end of period	$45.44	$42.05	$40.04	$35.72	$29.22

Total return [1]	8.06%	5.02%	12.09%	22.25%	14.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$3,494,596	$3,322,196	$3,074,188	$2,685,504	$2,010,412

Ratio of total expenses to average net assets	0.89%	0.92%	0.89%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	1.24%	1.10%	1.18%	1.04%	1.59%

Portfolio turnover rate	66%	69%	74%	63%	65%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$16.24		$16.13		$14.71		$12.60		$11.40

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.03)		(0.03)		(0.03)		(0.03)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	1.39		0.14		1.45		2.14		1.22

Total from investment operations	1.36		0.11		1.42		2.11		1.20

Net asset value, end of period	$17.60		$16.24		$16.13		$14.71		$12.60

Total return [1]	8.37%		0.68%		9.65%		16.75%		10.53%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$77,801		$76,587		$81,794		$78,642		$71,601

Ratio of net expenses to average net assets [2,4]	0.19%		0.21%		0.20%		0.20%		0.19%

Ratio of total expenses to average net assets [2,5]	0.19%		0.21%		0.21%		0.22%		0.23%

Ratio of net investment income (loss) to average net assets [4]	(0.19%	)	(0.21%	)	(0.20%	)	(0.20%	)	(0.19%	)

Portfolio turnover rate	7%		8%		8%		16%		15%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[5]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$30.07		$27.21	$25.11		$18.05		$15.20

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.04)		(0.09)	(0.07)		(0.04)		0.01
Net realized and unrealized gain (loss) on investment transactions	0.37		2.95	2.17		7.10		2.84

Total from investment operations	0.33		2.86	2.10		7.06		2.85

Net asset value, end of period	$30.40		$30.07	$27.21		$25.11		$18.05

Total return [1]	1.10%		10.51%	8.36%		39.11%		18.75%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$259,278		$296,703	$280,682		$262,358		$210,999

Ratio of total expenses to average net assets	0.96%		0.98%	0.96%		0.90%		0.91%

Ratio of net investment income (loss) to average net assets	(0.15%	)	(0.30% )	(0.26%	)	(0.21%	)	0.03%

Portfolio turnover rate	42%		37%	38%		36%		35%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$13.09		$13.11	$11.78		$9.57		$8.68

Income (loss) from investment operations:
Net investment income (loss) [2]	0.07		0.05	0.06		0.04		0.01
Net realized and unrealized gain (loss) on investment transactions	0.71		(0.07)	1.27		2.17		0.88

Total from investment operations	0.78		(0.02)	1.33		2.21		0.89

Net asset value, end of period	$13.87		$13.09	$13.11		$11.78		$9.57

Total return [1]	5.96%		(0.15% )	11.29%		23.09%		10.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$42,791		$43,702	$57,663		$54,762		$29,751

Ratio of net expenses to average net assets [3]	0.89%		0.89%	0.89%		0.90%		0.90%

Ratio of total expenses to average net assets [4]	0.89%		0.89%	0.90%		0.90%		0.90%

Ratio of net investment income (loss) to average net assets [3]	0.55%		0.39%	0.47%		0.40%		0.06%

Portfolio turnover rate	25%		29%	25%		107%		97%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015		2014		2013		2012
Net asset value, beginning of period	$16.30	$16.03		$14.88		$10.79		$9.29

Income (loss) from investment operations:
Net investment income (loss) [2]	0.01	(0.03)		(0.03)		(0.01)		0.02
Net realized and unrealized gain (loss) on investment transactions	0.01	0.30		1.18		4.10		1.48

Total from investment operations	0.02	0.27		1.15		4.09		1.50

Net asset value, end of period	$16.32	$16.30		$16.03		$14.88		$10.79

Total return [1]	0.12%	1.68%		7.73%		37.91%		16.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$101,020	$111,680		$125,980		$127,757		$106,053

Ratio of total expenses to average net assets	0.85%	0.87%		0.87%		0.88%		0.89%

Ratio of net investment income (loss) to average net assets	0.06%	(0.20%	)	(0.19%	)	(0.08%	)	0.17%

Portfolio turnover rate	141%	124%		83%		109%		105%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.21	$23.22	$20.86	$15.66	$13.83

Income (loss) from investment operations:
Net investment income (loss) [2]	0.36	0.27	0.30	0.21	0.20
Net realized and unrealized gain (loss) on investment transactions	2.22	(1.28)	2.06	4.99	1.63

Total from investment operations	2.58	(1.01)	2.36	5.20	1.83

Net asset value, end of period	$24.79	$22.21	$23.22	$20.86	$15.66

Total return [1]	11.62%	(4.35% )	11.31%	33.21%	13.23%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$202,553	$207,692	$229,080	$217,351	$166,955

Ratio of total expenses to average net assets	0.90%	0.92%	0.90%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	1.60%	1.17%	1.38%	1.16%	1.32%

Portfolio turnover rate	22%	19%	22%	186%	90%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.77	$14.89	$13.38	$10.31	$8.92

Income (loss) from investment operations:
Net investment income (loss) [3]	0.22	0.22	0.19	0.15	0.16
Net realized and unrealized gain (loss) on investment transactions	1.19	(0.34)	1.32	2.92	1.23

Total from investment operations	1.41	(0.12)	1.51	3.07	1.39

Net asset value, end of period	$16.18	$14.77	$14.89	$13.38	$10.31

Total return [1,2]	9.55%	(0.81% )	11.29%	29.78%	15.58%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$191,386	$203,012	$192,695	$185,630	$158,589

Ratio of total expenses to average net assets	0.90%	0.92%	0.91%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	1.47%	1.47%	1.33%	1.25%	1.64%

Portfolio turnover rate	87%	98%	80%	59%	38%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.14	$15.98	$14.11	$10.70	$9.25

Income (loss) from investment operations:
Net investment income (loss) [2]	0.29	0.27	0.24	0.21	0.20
Net realized and unrealized gain (loss) on investment transactions	1.57	(0.11)	1.63	3.20	1.25

Total from investment operations	1.86	0.16	1.87	3.41	1.45

Net asset value, end of period	$18.00	$16.14	$15.98	$14.11	$10.70

Total return [1]	11.52%	1.00%	13.25%	31.87%	15.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$432,873	$417,965	$442,835	$398,537	$312,146

Ratio of total expenses to average net assets	0.36%	0.38%	0.38%	0.34%	0.34%

Ratio of net investment income (loss) to average net assets	1.75%	1.68%	1.63%	1.72%	1.93%

Portfolio turnover rate	3%	3%	3%	8%	4%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$14.02		$14.88		$13.59		$9.94		$9.37

Income (loss) from investment operations:
Net investment income (loss) [2]	—	(a)	—	(a)	(0.02)		(0.06)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.90		(0.86)		1.31		3.71		0.58

Total from investment operations	0.90		(0.86)		1.29		3.65		0.57

Net asset value, end of period	$14.92		$14.02		$14.88		$13.59		$9.94

Total return [1]	6.42%		(5.78%	)	9.49%		36.72%		6.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$103,325		$111,742		$128,486		$120,563		$101,293

Ratio of total expenses to average net assets	0.97%		1.00%		0.97%		0.99%		1.00%

Ratio of net investment income (loss) to average net assets	0.00%		(0.02%	)	(0.14%	)	(0.49%	)	(0.12%	)

Portfolio turnover rate	28%		43%		140%		80%		129%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

(a)   Less than one penny per share.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$19.36		$21.04		$18.51		$13.59		$11.80

Income (loss) from investment operations:
Net investment income (loss) [2]	0.20		0.20		0.17		0.19		0.19
Net realized and unrealized gain (loss) on investment transactions	3.13		(1.88)		2.36		4.73		1.60

Total from investment operations	3.33		(1.68)		2.53		4.92		1.79

Net asset value, end of period	$22.69		$19.36		$21.04		$18.51		$13.59

Total return [1]	17.20%		(7.98%	)	13.67%		36.20%		15.17%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$170,374		$165,849		$185,293		$172,994		$124,651

Ratio of total expenses to average net assets	0.78%		0.81%		0.81%		0.82%		0.84%

Ratio of net investment income (loss) to average net assets	0.97%		0.93%		0.86%		1.21%		1.49%

Portfolio turnover rate	33%		42%		32%		43%		43%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.57	$17.84	$15.33	$11.87	$10.37

Income (loss) from investment operations:
Net investment income (loss) [2]	0.19	0.19	0.21	0.14	0.08
Net realized and unrealized gain (loss) on investment transactions	3.81	(0.46)	2.30	3.32	1.42

Total from investment operations	4.00	(0.27)	2.51	3.46	1.50

Net asset value, end of period	$21.57	$17.57	$17.84	$15.33	$11.87

Total return [1]	22.77%	(1.51% )	16.37%	29.15%	14.46%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$96,177	$90,550	$90,229	$71,874	$57,168

Ratio of total expenses to average net assets	1.04%	1.07%	1.05%	1.08%	1.08%

Ratio of net investment income (loss) to average net assets	1.01%	1.06%	1.27%	0.97%	0.68%

Portfolio turnover rate	64%	77%	69%	166%	75%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$19.46		$19.76	$19.64		$13.75		$11.92

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.10)		(0.15)	(0.15)		(0.10)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	1.32		(0.15)	0.27		5.99		1.89

Total from investment operations	1.22		(0.30)	0.12		5.89		1.83

Net asset value, end of period	$20.68		$19.46	$19.76		$19.64		$13.75

Total return [1]	6.27%		(1.52% )	0.61%		42.84%		15.35%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,713		$56,002	$55,602		$63,627		$40,578

Ratio of net expenses to average net assets [3]	1.05%		1.07%	1.06%		1.05%		1.05%

Ratio of total expenses to average net assets [4]	1.04%		1.07%	1.06%		1.07%		1.12%

Ratio of net investment income (loss) to average net assets [3]	(0.52%	)	(0.71% )	(0.81%	)	(0.61%	)	(0.46%	)

Portfolio turnover rate	160%		103%	89%		90%		95%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015		2014	2013	2012
Net asset value, beginning of period	$19.72	$20.91		$19.14	$13.87	$11.66

Income (loss) from investment operations:
Net investment income (loss) [2]	0.02	—		0.05	0.07	0.07
Net realized and unrealized gain (loss) on investment transactions	4.95	(1.19)		1.72	5.20	2.14

Total from investment operations	4.97	(1.19)		1.77	5.27	2.21

Net asset value, end of period	$24.69	$19.72		$20.91	$19.14	$13.87

Total return [1]	25.20%	(5.69%	)	9.25%	38.00%	18.95%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$82,032	$67,959		$73,906	$63,544	$43,575

Ratio of net expenses to average net assets [3]	1.21%	1.23%		1.20%	1.14%	1.14%

Ratio of total expenses to average net assets [4]	1.21%	1.23%		1.24%	1.25%	1.27%

Ratio of net investment income (loss) to average net assets [3]	0.10%	(0.02%	)	0.24%	0.41%	0.51%

Portfolio turnover rate	62%	48%		51%	58%	52%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$28.59		$28.47		$26.42		$19.20		$18.16

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.10)		(0.14)		(0.11)		(0.11)		(0.18)
Net realized and unrealized gain (loss) on investment transactions	2.59		0.26		2.16		7.33		1.22

Total from investment operations	2.49		0.12		2.05		7.22		1.04

Net asset value, end of period	$31.08		$28.59		$28.47		$26.42		$19.20

Total return [1]	8.71%		0.42%		7.76%		37.60%		5.73%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$85,958		$91,666		$102,678		$89,539		$77,720

Ratio of total expenses to average net assets	1.02%		1.03%		1.02%		1.07%		1.10%

Ratio of net investment income (loss) to average net assets	(0.35%	)	(0.48%	)	(0.42%	)	(0.50%	)	(0.92%	)

Portfolio turnover rate	17%		26%		33%		143%		103%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.50	$28.03	$26.16	$18.83	$16.21

Income (loss) from investment operations:
Net investment income (loss) [2]	0.23	0.17	0.19	0.10	0.24
Net realized and unrealized gain (loss) on investment transactions	6.33	(1.70)	1.68	7.23	2.38

Total from investment operations	6.56	(1.53)	1.87	7.33	2.62

Net asset value, end of period	$33.06	$26.50	$28.03	$26.16	$18.83

Total return [1]	24.75%	(5.46% )	7.15%	38.93%	16.16%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$244,968	$227,139	$246,127	$238,772	$175,841

Ratio of total expenses to average net assets	0.97%	0.99%	1.03%	1.14%	1.15%

Ratio of net investment income (loss) to average net assets	0.83%	0.62%	0.70%	0.46%	1.36%

Portfolio turnover rate	57%	47%	45%	59%	50%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.69	$17.59	$16.88	$12.22	$10.58

Income (loss) from investment operations:
Net investment income (loss) [2]	0.12	0.12	0.12	0.10	0.16
Net realized and unrealized gain (loss) on investment transactions	3.28	(1.02)	0.59	4.56	1.48

Total from investment operations	3.40	(0.90)	0.71	4.66	1.64

Net asset value, end of period	$20.09	$16.69	$17.59	$16.88	$12.22

Total return [1]	20.37%	(5.12% )	4.21%	38.13%	15.50%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,355	$65,480	$66,658	$64,860	$42,443

Ratio of net expenses to average net assets [3]	0.66%	0.69%	0.64%	0.55%	0.55%

Ratio of total expenses to average net assets [4]	0.66%	0.69%	0.69%	0.71%	0.70%

Ratio of net investment income (loss) to average net assets [3]	0.70%	0.66%	0.72%	0.71%	1.42%

Portfolio turnover rate	18%	18%	20%	17%	18%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.38	$11.54	$12.29	$10.15	$8.59

Income (loss) from investment operations:
Net investment income (loss) [2]	0.26	0.24	0.30	0.28	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.22)	(0.40)	(1.05)	1.86	1.31

Total from investment operations	0.04	(0.16)	(0.75)	2.14	1.56

Net asset value, end of period	$11.42	$11.38	$11.54	$12.29	$10.15

Total return [1]	0.35%	(1.39% )	(6.10% )	21.08%	18.16%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$97,813	$98,109	$101,510	$103,233	$89,786

Ratio of net expenses to average net assets [3]	0.81%	0.83%	0.75%	0.59%	0.59%

Ratio of total expenses to average net assets [4]	0.81%	0.83%	0.82%	0.92%	1.00%

Ratio of net investment income (loss) to average net assets [3]	2.35%	2.02%	2.47%	2.50%	2.73%

Portfolio turnover rate	7%	2%	7%	9%	2%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.23	$23.39	$22.72	$21.44	$17.71

Income (loss) from investment operations:
Net investment income (loss) [2]	0.26	0.28	0.27	0.24	0.25
Net realized and unrealized gain (loss) on investment transactions	(1.51)	0.56	0.40	1.04	3.48

Total from investment operations	(1.25)	0.84	0.67	1.28	3.73

Net asset value, end of period	$22.98	$24.23	$23.39	$22.72	$21.44

Total return [1]	(5.16% )	3.59%	2.95%	5.97%	21.06%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$319,322	$375,175	$380,898	$378,189	$348,599

Ratio of total expenses to average net assets	1.12%	1.15%	1.15%	1.17%	1.17%

Ratio of net investment income (loss) to average net assets	1.10%	1.17%	1.14%	1.09%	1.30%

Portfolio turnover rate	34%	27%	31%	34%	43%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.66	$10.84	$11.40	$11.53	$9.64

Income (loss) from investment operations:
Net investment income (loss) [2]	0.03	0.03	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investment transactions	0.53	(1.21)	(0.58)	(0.16)	1.86

Total from investment operations	0.56	(1.18)	(0.56)	(0.13)	1.89

Net asset value, end of period	$10.22	$9.66	$10.84	$11.40	$11.53

Total return [1]	5.80%	(10.89% )	(4.91% )	(1.13% )	19.61%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$150,270	$147,819	$157,027	$163,179	$152,858

Ratio of net expenses to average net assets [3]	1.65%	1.74%	1.75%	1.68%	1.68%

Ratio of total expenses to average net assets [4]	1.65%	1.68%	1.69%	1.82%	1.72%

Ratio of net investment income (loss) to average net assets [3]	0.28%	0.24%	0.19%	0.25%	0.31%

Portfolio turnover rate	46%	41%	42%	48%	47%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.95	$18.01	$13.83	$13.41	$11.56

Income (loss) from investment operations:
Net investment income (loss) [2]	0.32	0.26	0.23	0.18	0.16
Net realized and unrealized gain (loss) on investment transactions	0.72	0.68	3.95	0.24	1.69

Total from investment operations	1.04	0.94	4.18	0.42	1.85

Net asset value, end of period	$19.99	$18.95	$18.01	$13.83	$13.41

Total return [1]	5.49%	5.22%	30.22%	3.13%	16.00%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$137,257	$137,644	$136,861	$114,290	$98,146

Ratio of total expenses to average net assets	0.95%	0.97%	0.97%	0.99%	1.01%

Ratio of net investment income (loss) to average net assets	1.65%	1.42%	1.43%	1.35%	1.27%

Portfolio turnover rate	81%	61%	54%	69%	85%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$14.88		$15.12	$14.16		$11.56		$10.01

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)		(0.05)	(0.05)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.16		(0.19)	1.01		2.64		1.59

Total from investment operations	1.11		(0.24)	0.96		2.60		1.55

Net asset value, end of period	$15.99		$14.88	$15.12		$14.16		$11.56

Total return [1]	7.46%		(1.59% )	6.78%		22.49%		15.48%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,867		$61,119	$64,505		$56,879		$41,234

Ratio of net expenses to average net assets [2,4]	0.32%		0.34%	0.34%		0.33%		0.33%

Ratio of total expenses to average net assets [2,5]	0.32%		0.34%	0.34%		0.33%		0.35%

Ratio of net investment income (loss) to average net assets [4]	(0.32%	)	(0.34% )	(0.34%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	20%		24%	20%		30%		24%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[4]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$15.55		$15.73	$14.80		$12.42		$10.93

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)		(0.05)	(0.05)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.22		(0.13)	0.98		2.42		1.53

Total from investment operations	1.17		(0.18)	0.93		2.38		1.49

Net asset value, end of period	$16.72		$15.55	$15.73		$14.80		$12.42

Total return [1]	7.52%		(1.14% )	6.28%		19.16%		13.63%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$230,243		$238,908	$250,402		$231,185		$179,229

Ratio of total expenses to average net assets [2]	0.30%		0.32%	0.32%		0.31%		0.32%

Ratio of net investment income (loss) to average net assets	(0.30%	)	(0.32% )	(0.32%	)	(0.31%	)	(0.32%	)

Portfolio turnover rate	14%		20%	17%		23%		25%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$14.36		$14.44	$13.67		$11.98		$10.80

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.04)		(0.05)	(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.04		(0.03)	0.81		1.73		1.22

Total from investment operations	1.00		(0.08)	0.77		1.69		1.18

Net asset value, end of period	$15.36		$14.36	$14.44		$13.67		$11.98

Total return [1]	6.96%		(0.55% )	5.63%		14.11%		10.93%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$332,347		$342,152	$364,044		$350,164		$290,951

Ratio of total expenses to average net assets [2]	0.29%		0.32%	0.31%		0.31%		0.31%

Ratio of net investment income (loss) to average net assets	(0.29%	)	(0.32% )	(0.31%	)	(0.31%	)	(0.31%	)

Portfolio turnover rate	12%		17%	17%		20%		20%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]     The net investment income (loss) per share was calculated using the average shares outstanding method.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$13.60		$13.63	$12.98		$11.87		$10.96

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.04)		(0.05)	(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.86		0.02	0.69		1.15		0.95

Total from investment operations	0.82		(0.03)	0.65		1.11		0.91

Net asset value, end of period	$14.42		$13.60	$13.63		$12.98		$11.87

Total return [1]	6.03%		(0.22% )	5.01%		9.35%		8.30%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$97,741		$102,101	$107,669		$111,452		$96,028

Ratio of total expenses to average net assets [2]	0.30%		0.33%	0.32%		0.32%		0.33%

Ratio of net investment income (loss) to average net assets	(0.30%	)	(0.33% )	(0.32%	)	(0.32%	)	(0.33%	)

Portfolio turnover rate	15%		23%	20%		28%		37%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$12.73		$12.72		$12.26		$11.74		$11.13

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.04)		(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.64		0.05		0.50		0.56		0.65

Total from investment operations	0.60		0.01		0.46		0.52		0.61

Net asset value, end of period	$13.33		$12.73		$12.72		$12.26		$11.74

Total return [1]	4.71%		0.08%		3.75%		4.43%		5.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$56,092		$61,217		$65,183		$68,185		$70,604

Ratio of net expenses to average net assets [2]	0.31%		0.34%		0.33%		0.33%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31%	)	(0.34%	)	(0.33%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	26%		24%		26%		38%		44%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, the Adviser or sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, discount rates, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the year ended December 31, 2016, if any, are shown as notes on the Schedule of Investments of the individual Fund.

Significant Level 3 items at December 31, 2016 consist of $4,474,572 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2016 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2016, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Effective July 1, 2016, Penn Mutual Asset Management, LLC, the investment adviser to each series of Penn Series, converted its form of business organization from a Pennsylvania corporation to a Pennsylvania limited liability company and changed its name to Penn Mutual Asset Management, LLC. With the exception of the Money Market, Limited Maturity, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Each of the Funds pay PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	T. Rowe Price Associates, Inc	0.56% of the first $250,000,000; 0.53% over $250,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Wells Capital Management, Inc.*	0.60%
Large Cap Value Fund	Loomis, Sayles & Company, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.72%
SMID Cap Growth Fund	Wells Capital Management, Inc.**	0.75%
SMID Cap Value Fund	Alliance Bernstein, LP	0.95%

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.86% of the first $227,000,000; 0.84% of the next $227,000,000; 0.82% over $454,000,000.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.	1.18% of the first $2,500,000,000; 1.00% over $2,500,000,000.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

*	Effective December 1, 2016, Morgan Stanley Investment Management Inc. replaced Wells Capital Management, Inc. as sub-adviser to the Fund.
**	Effective December 1, 2016, Goldman Sachs Asset Management, LLP replaced Wells Capital Management, Inc. as sub-adviser to the Fund.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Administrative and Corporate, Co-Administrative and Shareholder Services

Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement.

Fund Administration and Accounting Services

Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation*	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation*	0.34%
Index 500	0.42%	Moderate Allocation*	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.35%
Mid Cap Value	0.83%	Conservative Allocation*	0.38%
Mid Core Value	1.11%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of December 31, 2016, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019
Money Market Fund	$176,621	$220,934	$75,300	$—
Balanced Fund	20,510	7,278	—	—
Large Cap Growth Fund	—	—	—	760

During the year ended December 31, 2016, previously waived administrative fees were recaptured by Penn Mutual. The recaptured fees are shown as Recaptured administrative fees on the statement of operations and are as follows:

Large Cap Growth Fund	$3,956

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

As of December 31, 2016, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019
Money Market Fund	$247,479	$388,671	$372,994	$165,367
SMID Cap Growth Fund	6,575	3,212	—	—
SMID Cap Value Fund	61,894	22,348	—	—
Small Cap Index Fund	85,442	31,741	—	—
Developed International Index Fund	329,477	72,559	—	—

During the year ended December 31, 2016, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Mid Cap Growth Fund	$1,656
SMID Cap Growth	4,939
Aggressive Allocation Fund	2,540
Conservative Allocation Fund	119

Total fees of $381,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2016. Director’s who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2016 are as follows:

Money Market Fund	$7,168,461
Limited Maturity Bond Fund	32,740,107
Quality Bond Fund	16,280,058
Large Growth Stock Fund	19,629,089
Large Core Value Fund	24,915,001
Index 500 Fund	20,361,374
SMID Cap Growth Fund	3,807,114
SMID Cap Value Fund	4,589,605
Small Cap Index Fund	3,678,083
Developed International Index Fund	2,588,016
International Equity Fund	6,175,734

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2016 were as follows:

Large Growth Stock Fund	$121
Large Core Growth Fund	55
SMID Cap Growth Fund	203
Small Cap Value Fund	31,303
Emerging Markets Equity Fund	2,309

The Funds may purchase securities from or sell to other funds that have a common adviser. These interfund transactions are primarily used for transactional cost purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

A Summary of the FoF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the period ended December 31, 2016 is as follows:

Balanced Fund	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Quality Bond Fund	$30,492,870	$31,009,450	$2,806,499	$3,573,240	$—	$827,722
Penn Series Index 500 Fund	45,739,306	46,514,174	2,188,957	6,436,804	—	4,132,851

	$76,232,176	$77,523,624	$4,995,456	$10,010,044	$—	4,960,573

Aggressive Allocation Fund	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Quality Bond Fund	$1,216,144	$2,459,821	$1,409,682	$189,042	$—	$40,830
Penn Series Flexibly Managed Fund	2,432,289	1,844,866	90,584	867,589	—	357,545
Penn Series Large Growth Stock Fund	2,432,289	1,229,910	306,333	1,544,415	—	894,950
Penn Series Large Cap Growth Fund	1,216,144	1,229,910	100,912	157,445	—	40,361
Penn Series Large Cap Value Fund	6,080,722	4,919,641	375,077	2,141,085	—	1,128,819
Penn Series Large Core Value Fund	4,864,577	4,919,641	394,434	791,403	—	465,271
Penn Series High Yield Bond Fund	—	1,229,910	1,259,223	56,082	—	719
Penn Series Index 500 Fund	3,040,361	2,459,821	114,566	1,006,394	—	658,140
Penn Series Limited Maturity Bond Fund	—	1,844,865	1,893,392	48,518	—	(28)
Penn Series Mid Cap Growth Fund	1,216,144	1,229,910	73,544	135,266	—	58,860
Penn Series Mid Cap Value Fund	3,648,433	3,074,776	165,177	1,292,069	—	691,248
Penn Series Mid Core Value Fund	3,648,433	3,074,776	139,206	1,431,759	—	816,707
Penn Series SMID Cap Growth Fund	1,824,217	1,229,910	148,543	823,550	—	464,491
Penn Series SMID Cap Value Fund	3,040,361	3,074,776	148,712	820,897	—	565,575
Penn Series Small Cap Growth Fund	1,824,217	1,844,866	121,388	254,575	—	150,504
Penn Series Small Cap Value Fund	2,432,289	1,844,866	98,818	1,175,684	—	737,249
Penn Series Small Cap Index Fund	608,072	614,955	39,403	149,386	—	96,749
Penn Series Developed International Index Fund	4,864,577	6,149,551	1,808,150	560,771	—	233,470
Penn Series International Equity Fund	8,513,011	8,609,372	1,422,239	892,483	—	417,752
Penn Series Emerging Markets Equity Fund	5,472,650	6,764,507	1,850,950	791,705	—	67,828
Penn Series Real Estate Securities Fund	2,432,289	1,844,865	160,318	901,473	—	600,427

	$60,807,219	$61,495,515	$12,120,651	$16,031,591	$—	$8,487,467

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Moderately Aggressive Allocation Fund	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Limited Maturity Bond Fund	$7,135,107	$13,751,797	$7,623,409	$1,185,095	$—	$124,226
Penn Series Quality Bond Fund	23,783,691	22,919,661	1,902,115	3,780,576	—	823,194
Penn Series High Yield Fund	7,135,107	4,583,932	181,664	3,716,542	—	1,401,864
Penn Series Flexibly Managed Fund	14,270,215	13,751,797	608,034	2,234,000	—	905,854
Penn Series Large Growth Stock Fund	7,135,107	4,583,932	871,648	3,514,352	—	2,046,017
Penn Series Large Cap Growth Fund	4,756,738	4,583,932	314,342	763,248	—	200,105
Penn Series Large Cap Value Fund	19,026,953	18,335,729	1,189,477	3,957,978	—	2,304,885
Penn Series Large Core Value Fund	19,026,953	18,335,729	1,239,857	3,641,494	—	2,165,392
Penn Series Index 500 Fund	9,513,476	9,167,865	281,883	1,648,061	—	1,131,853
Penn Series Mid Cap Growth Fund	4,756,738	4,583,932	237,239	700,249	—	335,061
Penn Series Mid Cap Value Fund	11,891,846	9,167,864	401,217	4,870,934	—	2,936,255
Penn Series Mid Core Value Fund	11,891,845	9,167,864	311,734	5,307,082	—	3,162,250
Penn Series SMID Cap Growth Fund	4,756,738	2,291,966	341,364	2,969,569	—	1,150,531
Penn Series SMID Cap Value Fund	9,513,476	9,167,864	342,307	2,838,985	—	2,012,565
Penn Series Small Cap Growth Fund	4,756,738	4,583,932	273,049	838,002	—	472,544
Penn Series Small Cap Value Fund	7,135,107	6,875,898	237,301	2,085,172	—	1,428,591
Penn Series Small Cap Index Fund	4,756,738	4,583,932	256,625	1,313,822	—	882,884
Penn Series Developed International Index Fund	16,648,584	16,043,762	4,226,895	5,026,377	—	1,823,083
Penn Series International Equity Fund	28,540,429	27,503,593	4,255,298	3,938,705	—	2,006,089
Penn Series Emerging Markets Equity Fund	14,270,214	18,335,729	6,114,210	2,554,814	—	366,447
Penn Series Real Estate Securities Fund	7,135,107	6,875,898	752,284	1,395,951	—	1,036,635

	$237,836,907	$229,196,608	$31,961,952	$58,281,008	$—	$28,716,325

Moderate Allocation Fund	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Money Market Fund	$3,407,652	$27	$163,509	$3,571,133	$—	$—
Penn Series Limited Maturity Bond Fund	20,445,739	29,829,840	14,383,524	5,485,445	—	500,894
Penn Series Quality Bond Fund	85,190,580	86,175,095	8,422,924	11,018,506	—	2,487,191

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Moderate Allocation Fund (continued)	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series High Yield Fund	$13,630,493	$9,943,280	$213,223	$5,797,713	$—	$2,779,798
Penn Series Flexibly Managed Fund	23,853,363	19,886,560	383,021	6,180,737	—	3,423,515
Penn Series Large Growth Stock Fund	6,815,247	6,628,853	791,610	1,063,877	—	676,481
Penn Series Large Cap Growth Fund	3,407,623	3,314,427	180,618	468,590	—	120,071
Penn Series Large Cap Value Fund	20,445,739	16,572,134	945,952	6,822,621	—	3,667,784
Penn Series Large Core Value Fund	20,445,739	16,572,134	737,963	6,243,400	—	3,582,859
Penn Series Index 500 Fund	10,222,870	9,943,280	188,314	1,558,934	—	961,845
Penn Series Mid Cap Growth Fund	6,815,246	6,628,854	274,531	867,026	—	557,281
Penn Series Mid Cap Value Fund	10,222,870	9,943,280	257,890	2,140,086	—	780,146
Penn Series Mid Core Value Fund	17,038,116	16,572,134	282,997	4,235,902	—	2,653,209
Penn Series SMID Cap Growth Fund	3,407,623	3,314,427	242,104	538,180	—	121,116
Penn Series SMID Cap Value Fund	6,815,246	6,628,853	179,870	1,903,906	—	1,058,796
Penn Series Small Cap Growth Fund	3,407,623	3,314,427	162,002	532,944	—	345,121
Penn Series Small Cap Value Fund	10,222,870	9,943,280	273,395	2,826,891	—	1,926,185
Penn Series Small Cap Index Fund	6,815,246	6,628,853	323,219	1,774,385	—	1,155,490
Penn Series Developed International Index Fund	17,038,116	16,572,133	1,758,751	2,286,005	—	941,332
Penn Series International Equity Fund	30,668,609	29,829,840	4,094,153	3,448,925	—	1,756,752
Penn Series Emerging Markets Equity Fund	13,630,493	16,572,134	4,366,215	1,977,275	—	490,205
Penn Series Real Estate Securities Fund	6,815,247	6,628,853	580,476	1,124,969	—	827,128

	$340,762,350	$331,442,698	$39,206,261	$71,867,450	$—	$30,813,199

Moderately Conservative Allocation Fund	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Money Market Fund	$1,013,492	$8	$84,472	$1,097,956	$—	$—
Penn Series Limited Maturity Bond Fund	15,202,256	18,440,138	6,130,797	3,265,322	—	333,754
Penn Series Quality Bond Fund	34,458,447	33,968,676	3,723,151	5,664,361	—	1,373,654
Penn Series High Yield Fund	6,080,903	2,911,601	287,410	4,267,375	—	2,005,227
Penn Series Flexibly Managed Fund	8,107,870	7,764,269	397,772	1,358,453	—	830,897

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Moderately Conservative Allocation Fund (continued)	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Large Growth Stock Fund	$1,013,484	$970,533	$153,359	$208,459	$—	$131,849
Penn Series Large Cap Growth Fund	1,013,484	970,534	82,253	181,775	—	44,972
Penn Series Large Cap Value Fund	5,067,419	4,852,668	421,508	1,179,913	—	698,715
Penn Series Large Core Value Fund	5,067,419	4,852,668	411,714	1,073,193	—	641,043
Penn Series Index 500 Fund	2,026,967	1,941,067	111,035	410,777	—	273,094
Penn Series Mid Cap Value Fund	2,026,967	970,534	112,971	1,428,192	—	529,797
Penn Series Mid Core Value Fund	3,040,451	1,941,067	145,525	1,788,761	—	1,097,207
Penn Series SMID Cap Value Fund	1,013,481	970,534	59,501	329,175	—	218,854
Penn Series Small Cap Value Fund	2,026,967	1,941,067	128,344	661,714	—	28,263
Penn Series Small Cap Index Fund	1,013,484	970,533	85,172	314,781	—	205,477
Penn Series Developed International Index Fund	3,040,451	2,911,601	412,386	548,519	—	208,976
Penn Series International Equity Fund	6,080,902	5,823,201	1,004,006	961,179	—	497,234
Penn Series Emerging Markets Equity Fund	2,026,968	2,911,601	1,230,814	386,164	—	(38,153)
Penn Series Real Estate Securities Fund	2,026,967	1,941,067	216,124	405,027	—	194,541

	$101,348,385	$97,053,367	$15,198,314	$25,531,096	$—	$9,275,401

Conservative Allocation Fund	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Money Market Fund	$3,014,197	$19	$282,376	$3,296,553	$—	$—
Penn Series Limited Maturity Bond Fund	12,659,521	16,047,879	7,059,020	3,983,668	—	408,085
Penn Series Quality Bond Fund	26,524,710	24,901,882	3,827,851	6,569,623	—	1,612,054
Penn Series High Yield Fund	4,219,840	1,660,126	375,737	3,500,314	—	1,751,904
Penn Series Flexibly Managed Fund	4,822,674	4,427,001	1,059,171	1,847,935	—	1,078,341
Penn Series Large Cap Value Fund	1,808,503	1,660,126	249,891	598,399	—	135,859
Penn Series Large Core Value Fund	2,411,337	1,660,126	288,397	1,222,991	—	264,628
Penn Series Index 500 Fund	602,834	553,375	66,046	180,855	—	121,221
Penn Series Mid Core Value Fund	1,205,669	1,106,750	125,089	474,841	—	256,544
Penn Series Developed International Index Fund	1,205,669	1,106,750	224,548	327,976	—	84,276
Penn Series International Equity Fund	1,808,503	1,106,751	325,373	993,833	—	479,304

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Conservative Allocation Fund (continued)	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Realized Gain Loss
Penn Series Emerging Markets Equity Fund	$—	$553,375	$658,115	$55,841	$—	$(4,215)
Penn Series Real Estate Securities Fund	—	553,375	632,568	55,841	—	(4,572)

	$60,283,457	$55,337,535	$15,174,182	$23,108,670	$—	$6,183,429

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2016, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$45,621,887	$44,197,851	$161,440,182	$146,973,573
Quality Bond Fund	173,702,197	216,087,201	238,269,283	232,071,266
High Yield Bond Fund	5,268,969	5,290,247	128,523,657	142,046,868
Flexibly Managed Fund	—	—	2,152,243,008	1,991,680,366
Balanced Fund	—	—	4,995,456	10,010,044
Large Growth Stock Fund	—	—	109,587,977	146,282,144
Large Cap Growth Fund	—	—	10,664,096	14,402,162
Large Core Growth Fund	—	—	147,145,707	161,579,685
Large Cap Value Fund	—	—	43,125,534	68,006,646
Large Core Value Fund	—	—	164,855,309	187,823,038
Index 500 Fund	—	—	13,233,537	41,300,351
Mid Cap Growth Fund	—	—	28,559,061	43,488,685
Mid Cap Value Fund	—	—	51,733,589	72,328,548
Mid Core Value Fund	—	—	56,582,885	66,279,724
SMID Cap Growth Fund	—	—	81,491,592	87,611,972
SMID Cap Value Fund	—	—	44,037,278	45,216,669
Small Cap Growth Fund	—	—	14,388,499	26,658,352
Small Cap Value Fund	—	—	124,961,111	152,095,872
Small Cap Index Fund	—	—	12,006,782	12,648,961
Developed International Index Fund	—	—	8,065,261	6,607,437
International Equity Fund	—	—	114,407,658	154,924,520
Emerging Markets Equity Fund	—	—	65,564,214	67,876,590
Real Estate Securities Fund	—	—	110,370,935	114,661,025
Aggressive Allocation Fund	—	—	12,120,651	16,031,591
Moderately Aggressive Allocation Fund	—	—	31,961,953	58,281,008
Moderate Allocation Fund	—	—	39,042,753	68,296,317
Moderately Conservative Allocation Fund	—	—	15,113,842	24,433,141
Conservative Allocation Fund	—	—	14,891,807	19,812,115

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2016, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2016, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond	$(2,957,281)	$(338,496)	$3,295,777
Quality Bond Fund	(13,730,140)	(3,793,997)	17,524,137
High Yield Bond Fund	(10,060,330)	(932,685)	10,993,015
Flexibly Managed Fund	(42,112,425)	(226,192,213)	268,304,638
Balanced Fund	142,679	(4,074,238)	3,931,559
Large Growth Stock Fund	260,646	(30,775,233)	30,514,587
Large Cap Growth Fund	(229,323)	(1,687,225)	1,916,548
Large Core Growth Fund	(59,625)	(16,310,721)	16,370,346
Large Cap Value Fund	(3,190,028)	(1,659,591)	4,849,619
Large Core Value Fund	(2,800,969)	(5,474,933)	8,275,902
Index 500 Fund	(7,320,829)	(16,824,727)	24,145,556
Mid Cap Growth Fund	(27,733)	(1,082,835)	1,110,568
Mid Cap Value Fund	(1,631,918)	—	1,631,918
Mid Core Value Fund	(930,048)	(4,273,455)	5,203,503
SMID Cap Growth Fund	268,415	(7,023,771)	6,755,356
SMID Cap Value Fund	(70,637)	(4,328,537)	4,399,174
Small Cap Growth Fund	213,705	(2,299,623)	2,085,918
Small Cap Value Fund	(1,831,885)	(15,915,965)	17,747,850
Small Cap Index Fund	(466,996)	(3,595,874)	4,062,870
Developed International Index Fund	(2,292,044)	(3,890)	2,295,934

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
International Equity Fund	$(346,987)	$(15,105,108)	$15,452,095
Emerging Markets Equity Fund	80,065	(566,529)	486,464
Real Estate Securities Fund	(2,270,047)	(10,001,101)	12,271,148
Aggressive Allocation Fund	194,525	(8,419,950)	8,225,425
Moderately Aggressive Allocation Fund	688,836	(28,142,741)	27,453,905
Moderate Allocation Fund	975,571	(30,564,046)	29,588,475
Moderately Conservative Allocation Fund	300,414	(9,148,653)	8,848,239
Conservative Allocation Fund	187,429	(6,005,806)	5,818,377

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2016 and 2015 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2016	2015	2016	2015	2016	2015
Money Market Fund	$12,238	$11,728	$—	$—	$12,238	$11,728
Limited Maturity Bond Fund	3,295,777	2,913,555	—	—	3,295,777	2,913,555
Quality Bond Fund	16,826,963	18,851,832	697,174	5,712,002	17,524,137	24,563,834
High Yield Bond Fund	10,993,015	11,842,565	—	—	10,993,015	11,842,565
Flexibly Managed Fund	51,078,542	83,145,583	217,226,096	250,663,512	268,304,638	333,809,095
Balanced Fund	1,701,449	1,736,535	5,901,760	4,308,714	7,603,209	6,045,249
Large Growth Stock Fund	—	—	30,775,570	32,483,632	30,775,570	32,483,632
Large Cap Growth Fund	327,867	215,596	1,588,681	5,021,704	1,916,548	5,237,300
Large Core Growth Fund	141,437	—	16,228,909	10,422,157	16,370,346	10,422,157
Large Cap Value Fund	3,190,028	2,607,630	1,659,591	10,201,067	4,849,619	12,808,697
Large Core Value Fund	2,800,969	5,810,205	5,474,933	15,732,524	8,275,902	21,542,729
Index 500 Fund	7,541,297	7,365,475	16,604,259	7,376,220	24,145,556	14,741,695
Mid Cap Growth Fund	26,915	3,579,096	1,083,590	2,419,772	1,110,505	5,998,868
Mid Cap Value Fund	1,632,432	3,582,629	—	26,907,782	1,632,432	30,490,411
Mid Core Value Fund	1,981,801	3,527,900	3,221,749	5,336,338	5,203,550	8,864,238
SMID Cap Growth Fund	—	—	7,023,771	4,762,153	7,023,771	4,762,153
SMID Cap Value Fund	70,637	110,136	4,328,537	5,180,621	4,399,174	5,290,757
Small Cap Growth Fund	—	213,113	2,299,699	7,892,122	2,299,699	8,105,235
Small Cap Value Fund	1,962,873	1,957,827	15,784,977	13,389,064	17,747,850	15,346,891
Small Cap Index Fund	474,084	733,578	3,588,786	3,318,676	4,062,870	4,052,254
Developed International Index Fund	2,295,934	2,122,485	—	—	2,295,934	2,122,485
International Equity Fund	3,074,419	5,142,643	12,377,676	—	15,452,095	5,142,643
Emerging Markets Equity Fund	486,464	427,831	—	—	486,464	427,831
Real Estate Securities Fund	3,061,289	4,122,694	9,209,859	11,247,243	12,271,148	15,369,937

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2016	2015	2016	2015	2016	2015
Aggressive Allocation Fund	$630,756	$886,647	$10,100,778	$7,798,589	$10,731,534	$8,685,236
Moderately Aggressive Allocation Fund	2,765,962	4,394,203	34,221,645	27,334,592	36,987,607	31,728,795
Moderate Allocation Fund	5,448,175	7,572,549	37,876,701	31,886,947	43,324,876	39,459,496
Moderately Conservative Allocation Fund	1,861,547	2,399,500	10,724,743	8,096,434	12,586,290	10,495,934
Conservative Allocation Fund	1,200,562	1,542,898	6,514,472	3,883,603	7,715,034	5,426,501

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Capital loss carryforwards:

At December 31, 2016, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2017	2018	Total
Emerging Markets Equity Fund	$4,867,907	—	$4,867,907

At December 31, 2016, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Limited Maturity Bond Fund	—	$495,828
High Yield Bond Fund	$5,062,409	6,303,462
Developed International Index Fund	209,597	1,769,167
Mid Cap Value Fund	4,992,487	4,130,223
Emerging Markets Equity Fund	5,415,280	694,181

During the year ended December 31, 2016, the following Fund utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

International Equity Fund	$7,227,098
Emerging Markets Equity Fund	2,305,462

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2017:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Large Growth Stock Fund	$24	—
Small Cap Growth Fund	79	—
Developed International Index Fund	—	$106,186

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Tax cost of securities:

At December 31, 2016, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2016 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$114,255,071	$—	$—	$—
Limited Maturity Bond Fund	208,186,233	577,616	(782,312)	(204,696)
Quality Bond Fund	516,313,718	4,234,601	(8,172,654)	(3,938,053)
High Yield Bond Fund	164,428,620	7,045,663	(3,105,049)	3,940,614
Flexibly Managed Fund	3,163,420,009	310,378,913	(30,803,200)	279,575,713
Balanced Fund	49,151,530	31,568,526	(2,831,968)	28,736,558
Large Growth Stock Fund	203,278,003	60,556,068	(4,508,766)	56,047,302
Large Cap Growth Fund	37,405,855	6,864,215	(1,729,368)	5,134,847
Large Core Growth Fund	95,331,473	7,108,999	(1,338,426)	5,770,573
Large Cap Value Fund	164,946,073	42,085,717	(6,100,402)	35,985,315
Large Core Value Fund	174,013,476	22,898,753	(2,853,409)	20,045,344
Index 500 Fund	251,925,042	197,465,815	(14,842,559)	182,623,256
Mid Cap Growth Fund	100,443,086	13,582,046	(10,637,263)	2,944,783
Mid Cap Value Fund	138,532,332	36,625,890	(5,280,286)	31,345,604
Mid Core Value Fund	86,211,132	14,651,249	(2,181,865)	12,469,384
SMID Cap Growth Fund	52,041,654	2,023,048	(1,246,530)	776,518
SMID Cap Value Fund	65,215,031	18,530,749	(1,368,958)	17,161,791
Small Cap Growth Fund	68,229,761	22,068,356	(4,305,461)	17,762,895
Small Cap Value Fund	190,264,757	59,110,993	(4,711,080)	54,399,913
Small Cap Index Fund	57,453,495	26,526,491	(5,938,824)	20,587,667
Developed International Index Fund	85,942,175	30,197,902	(19,908,905)	10,288,997
International Equity Fund	278,054,097	73,425,734	(38,770,273)	34,655,461
Emerging Markets Equity Fund	133,834,421	25,393,024	(16,104,458)	9,288,566
Real Estate Securities Fund	124,472,161	12,471,708	(2,120,558)	10,351,150
Aggressive Allocation Fund	49,652,655	12,735,113	(482,186)	12,252,927
Moderately Aggressive Allocation Fund	175,973,830	56,089,176	(1,727,280)	54,361,846
Moderate Allocation Fund	256,603,862	77,791,203	(1,315,666)	76,475,537
Moderately Conservative Allocation Fund	79,277,589	18,708,210	(365,097)	18,343,113
Conservative Allocation Fund	49,402,492	6,877,821	(165,451)	6,713,370

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2016. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Developed International Index and Small Cap Index Funds at December 31, 2016 were as follows:

Fund	Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Limited Maturity Bond Fund	Buy/Long	US Treasury Note	3/31/2017	200	2,000	108	$(15,625)

							$(15,625)

Quality Bond Fund	Sell/Short	US Treasury Note	3/22/2017	(215)	1,000	124	(8,515)
Quality Bond Fund	Buy/Long	US Treasury Note	3/31/2017	150	1,000	118	(24,611)
Quality Bond Fund	Sell/Short	US Treasury Note	3/31/2017	(150)	2,000	108	9,375
Quality Bond Fund	Buy/Long	US Treasury Note	3/31/2017	35	1,000	151	(28,164)
Quality Bond Fund	Sell/Short	US Treasury Ultra Bond	3/31/2017	(50)	1,000	160	66,016

							$14,101

Index 500 Fund	Buy/Long	E-Mini S&P 500 Index	3/17/2017	32	50	2,236	(22,792)

							$(22,792)

Small Cap Index Fund	Buy/Long	Russell 2000 Mini Index	3/17/2017	26	50	1,357	(18,305)

							$(18,305)

Developed International Index Fund	Buy/Long	E-Mini MSCI EAFE Index	3/17/2017	15	50	1,676	(3,479)

							$(3,479)

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

The total market value of futures contracts held in the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds as of December 31, 2016 are classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Quality Bond, Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the year ended December 31, 2016 for the Quality Bond, Flexibly Managed and Mid Cap Growth Funds were as follows:

Quality Bond Fund	Number of contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2015	—	$—
Options written	225	216,797
Options repurchased	(75)	(121,875)
Options expired	(150)	(94,922)

Options outstanding at December 31, 2016	—	—

Flexibly Managed Fund	Number of contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2015	31,436	$8,944,776
Options written	61,791	16,801,704
Options repurchased	(18,060)	(4,839,308)
Options expired	(9,892)	(2,004,209)
Options exercised	(9,578)	(2,660,597)

Options outstanding at December 31, 2016	55,697	16,242,366

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Mid Cap Growth Fund	Number of contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2015	74	$309,166
Options written	3,215	1,356,663
Options repurchased	(2,620)	(1,235,320)
Options expired	(497)	(113,593)
Options exercised	(172)	(316,916)

Options outstanding at December 31, 2016	—	—

The total market value of written options held in the Flexibly Managed Fund as of December 31, 2016 can be found on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond, Mid Core Value and Emerging Markets Equity Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by High Yield Bond Fund at December 31, 2016 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	Royal Bank of Canada	03/31/2017	(1,235,000)	1.34118	$(924,775)	$(920,829)	$3,946
Sell	Euro	Citibank	02/24/2017	(5,565,000)	0.94737	(5,885,043)	(5,874,168)	10,876
Buy	Pounds Sterling	BNYMellon	01/13/2017	70,307	0.81110	87,770	86,681	(1,089)
Sell	Pounds Sterling	BAML	01/13/2017	(85,125)	0.81110	(106,582)	(104,950)	1,632
Sell	Pounds Sterling	Citibank	01/13/2017	(1,725,000)	0.81110	(2,114,971)	(2,126,743)	(11,772)
Sell	Pounds Sterling	Barclays Bank	01/13/2017	(178,087)	0.81110	(218,829)	(219,562)	(733)
Sell	Swiss Francs	Citibank	02/15/2017	(187,000)	1.01516	(187,635)	(184,207)	3,428

	Total							$6,288

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Open forward foreign currency contracts held by Mid Core Value Fund at December 31, 2016 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)

Buy	Canadian Dollar	Morgan Stanley	03/31/2017	99,692	1.34118	$74,563	$74,331	$(232)
Sell	Canadian Dollar	Morgan Stanley	03/31/2017	(2,096,380)	1.34118	(1,567,246)	(1,563,082)	4,164
Sell	Canadian Dollar	Morgan Stanley	01/04/2017	(18,796)	1.34256	(13,999)	(14,000)	(1)
Sell	Euro	UBS	03/31/2017	(887,794)	0.94549	(925,937)	(938,976)	(13,039)
Sell	Japanese Yen	Credit Suisse	03/31/2017	(59,161,015)	116.32861	(502,273)	(508,568)	(6,295)

	Total							$(15,403)

Open forward foreign currency contracts held by Emerging Markets Fund at December 31, 2016 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	UBS	01/19/2017	(2,967,868)	0.94897	$(3,168,734)	$(3,127,451)	$41,283

	Total							$41,283

The total market value of forward foreign currency contracts held in the High Yield Bond, Mid Core Value and Emerging Markets Equity Funds as of December 31, 2016 are classified as Level 2.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2016:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*
Interest rate contracts	Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Net unrealized appreciation in value of investments, futures contracts and foreign currency contracts*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2016:

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity contracts	Foreign currency contracts	Interest rate contracts	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	—	—	—	$(15,625)
Quality Bond Fund	—	—	$75,391	—	—	(61,290)
High Yield Fund	—	$19,882	—	—	$(13,594)	—
Flexibly Managed Fund	$1,115,490	—	—	$(16,147,225)	—	—
Index 500 Fund	—	—	—	(22,792)	—	—
Mid Core Value Fund	—	4,164	—	—	(19,567)	—
Small Cap Index Fund	—	—	—	(18,305)	—	—
Developed International Index Fund	—	—	—	(3,479)	—	—
Emerging Market Equity Fund	—	41,283	—	—	—	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2016:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by fund	Loss Exposure, After Collateral (note less than $0)
High Yield Fund
Bank of New York Mellon	Fx Letter	$—	$(1,089)	$(1,089)	$—	$(1,089)
Bank of America Merrill Lynch	Fx Letter	1,632	—	1,632	—	1,632
Barclays Capital	Fx Letter	—	(733)	(733)	—	(733)
Citigroup	Fx Letter	14,304	(11,772)	2,532	—	2,532
Royal Bank of Canada	Fx Letter	3,946	—	3,946	—	3,946

Total		19,882	(13,594)	6,288	—	6,288
Flexibly Managed Fund
Citigroup Global Markets	ISDA	1,115,490	(9,272,478)	(8,156,988)		(8,156,988)
Deutsche Bank	ISDA	—	(6,357,188)	(6,357,188)	—	(6,357,188)
JPMorgan Chase	ISDA	—	(1,930)	(1,930)	—	(1,930)
Morgan Stanley & Co	ISDA	—	(487,327)	(487,327)	—	(487,327)
RBC Securities	ISDA	—	(28,302)	(28,302)	—	(28,302)

Total		1,115,490	(16,147,225)	(15,031,735)	—	(15,031,735)
Mid Core Value Fund
Credit Suisse	Fx Letter	—	(6,295)	(6,295)	—	(6,295)
Morgan Stanley & Co	Fx Letter	4,164	(233)	3,931	—	3,931
UBS	Fx Letter	—	(13,039)	(13,039)	—	(13,039)

Total		4,164	(19,567)	(15,403)	—	(15,403)
Emerging Markets Equity Fund
Bank of New York Mellon	Fx Letter	41,283	—	41,283		41,283

Total		41,283	—	41,283	—	41,283

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2016:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$(21,829)
Quality Bond Fund	$216,672	—	(189,285)
High Yield Fund	—	$931,246	—
Flexibly Managed Fund	5,643,640	—	—
Index 500 Fund	524,952	—	—
Mid Cap Growth Fund	(183,802)	(755)	—
Mid Core Value Fund	—	51,556	—
Small Cap Index Fund	325,405	—	—
Developed International Index Fund	80,416	(60,174)	—
Emerging Market Fund	—	58,140	—

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$59,062
Quality Bond Fund	—	—	65,429
High Yield Fund	—	$(265,023)	—
Flexibly Managed Fund	$1,886,611	—	—
Index 500 Fund	(18,499)	—	—
Mid Cap Growth Fund	(250,706)	—	—
Mid Core Value Fund	—	(9,259)	—
Small Cap Index Fund	(44,571)	—	—
Developed International Index Fund	54,450	—	—
Emerging Market Fund	—	21,371	—

The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2016. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward Foreign currency contracts (Average Cost)	Future contracts (Average Notional Value) Long	Future contracts (Average Notional Value) Short	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Limited Maturity Bond Fund	—	$40,527,972	$1,797,284	—	—
Quality Bond Fund	—	27,732,940	(40,163,009)	—	$(43,359)
High Yield Fund	$(11,969,264)	—	—	—	—
Flexibly Managed Fund	—	—	—	$190,492	(13,064,654)
Index 500 Fund	—	4,926,235	—	—	—
Mid Cap Growth Fund	—	—	—	85,693	(195,279)
Mid Core Value Fund	(2,966,135)	—	—	—	—
Small Cap Index Fund	—	1,386,120	—	—	—
Developed International Index Fund	—	1,895,305	—	—	—
Emerging Market Fund	(3,685,970)	—	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Each Fund may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — NEW REGULATORY MATTERS

On July 23, 2014, the Securities and Exchange Commission voted to amend the rules under the Investment Company Act of 1940, as amended, which currently govern the operations of the Money Market Fund (the “MMF”). The most significant change resulting from these amendments is a requirement that institutional, non-government (prime and municipal) money market funds transact fund shares based on a “floating” market-based NAV. Retail money market funds (funds designed to ensure all beneficial owners are natural persons) and government money market funds (funds that invest at least 99.5% of their assets in cash, government securities and/or repurchase agreements collateralized by government securities) may continue to transact shares at an a stable $1.00 NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments will also permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to ten business days in any 90-day period. The amendments have staggered compliance dates. The majority of these amendments impacted the MMF beginning on October 14, 2016. On September 9, 2015, the Board approved changes to the MMF’s investment objective and principal investment strategies to enable the MMF to operate as a government money market fund. As a government money market fund, MMF is permitted to continue to transact at a constant net asset value. To qualify as a government money market fund, MMF must invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or U.S. government securities). Accordingly, MMF’s revised investment objective and principal investment strategies require that MMF invest 99.5% or more of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities. MMF’s conversion to a government money market fund was successfully completed on May 1, 2016.

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2016

in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU, and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms, which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc., comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Penn Series Funds, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania February 24, 2017

Penn Series Funds, Inc.

December 31, 2016

Tax Information (unaudited)

Each Fund reports the following amounts distributed during the year ended December 31, 2016 as capital gain dividends:

Fund	Long-Term Capital Gain
Quality Bond Fund	$697,174
Flexibly Managed Fund	217,226,096
Balanced Fund	5,901,760
Large Growth Stock Fund	30,775,570
Large Cap Growth Fund	1,588,681
Large Core Growth Fund	16,228,909
Large Cap Value Fund	1,659,591
Large Core Value Fund	5,474,933
Index 500 Fund	16,604,259
Mid Cap Growth Fund	1,083,590
Mid Core Value Fund	3,221,749
SMID Cap Growth Fund	7,023,771
SMID Cap Value Fund	4,328,537
Small Cap Growth Fund	2,299,699
Small Cap Value Fund	15,784,977
Small Cap Index Fund	3,588,786
International Equity Fund	12,377,676
Real Estate Securities Fund	9,209,859
Aggressive Allocation Fund	10,100,778
Moderately Aggressive Allocation Fund	34,221,645
Moderate Allocation Fund	37,876,701
Moderately Conservative Allocation Fund	10,724,743
Conservative Allocation Fund	6,514,472

Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2016 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	0.48%
Flexibly Managed Fund	60.64%
Balanced Fund	47.64%
Large Cap Growth Fund	100.00%
Large Core Growth Fund	100.00%
Large Cap Value Fund	100.00%
Large Core Value Fund	100.00%
Index 500 Fund	100.00%
Mid Cap Growth Fund	100.00%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	78.78%
SMID Cap Value Fund	100.00%
Small Cap Value Fund	100.00%
Small Cap Index Fund	100.00%
International Equity Fund	27.40%
Emerging Markets Equity Fund	5.69%
Aggressive Allocation Fund	54.44%
Moderately Aggressive Allocation Fund	46.29%
Moderate Allocation Fund	26.72%
Moderately Conservative Allocation Fund	18.13%
Conservative Allocation Fund	10.06%

Penn Series Funds, Inc.

December 31, 2016

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 17, 2016. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June  30, 2016 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Board Approval of Investment Sub-Advisory Agreements

Penn Series and PMAM have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, PMAM is responsible for, among other things, the selection and oversight of the investment sub-advisers who perform day-to-day investment management services for certain of the series of Penn Series. Penn Series has received an order from the U.S. Securities and Exchange Commission (the “Commission”) that permits PMAM to act as a “manager of managers” for the Funds. In this capacity, PMAM may enter into, with the approval of the Company’s Board of Directors (the “Board”), separate sub-advisory agreements with investment sub-advisers. The investment sub-advisers provide their services to certain series of Penn Series under the supervision of PMAM and the Board. Each investment sub-adviser is selected based primarily upon the research and recommendations of PMAM, which evaluates quantitatively and qualitatively each sub-adviser’s investment expertise and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser’s regulatory compliance infrastructure and culture. PMAM oversees each sub-adviser to ensure compliance with the sub-advised fund’s investment policies and guidelines, and monitors each sub-adviser’s adherence to its investment style and investment performance.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the approval of each Penn Series Fund’s sub-advisory agreement be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Board, including all of the Directors who are not “interested persons,” as defined in the 1940 Act, of the Company (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and PMAM and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the sub-advisory agreements. In addition, the Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve a sub-advisory agreement.

At a meeting of the Board held on September 7, 2016 (the “Meeting”), PMAM recommended and the Board, including all of the Independent Directors, approved separate sub-advisory agreements (the “Sub-Advisory Agreements”) between (i) PMAM and Morgan Stanley Investment Management Inc. (“MSIM”), with respect to the Large Core Growth Fund, and (ii) PMAM and Goldman Sachs Asset Management, L.P. (“GSAM”), with respect to the SMID Cap Growth Fund. MSIM and GSAM (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) began providing day-to-day investment management services to their respective Funds on December 1, 2016.

Board Considerations.

Prior to the approval of the Sub-Advisers, the Board received written and oral information from PMAM and each Sub-Adviser. PMAM reviewed with the Board the bases for its recommendations, including its search process and the findings of its due diligence review of each Sub-Adviser. The Board then met with representatives of each Sub-Adviser and considered information about each Sub-Adviser’s portfolio managers, investment philosophies, strategies and processes, brokerage practices, and compliance processes, as well as other factors. The Board also considered information presented to the Board during the May 10, 2016 and May 19, 2016 meetings during which it considered and approved the continuance of sub-advisory agreements with each Sub-Adviser related to its management of separate series of Penn Series. The Board discussed the written materials provided in advance of the meeting, each Sub-Adviser’s oral presentation, and other information the Board received at the meeting, and deliberated on the approval of the Sub-Advisory Agreements in light of this information. As further discussed below, in approving each Sub-Adviser, the Board carefully

Penn Series Funds, Inc.

December 31, 2016

evaluated: (1) the nature, extent and quality of the services expected to be rendered to the Large Core Growth Fund and SMID Cap Growth Fund (each, a “Fund” and together, the “Funds”); (2) the performance records of each Sub-Adviser; and (3) the costs of the services expected to be rendered to the Funds. The Board evaluated the foregoing information, as well as such other information as the Directors considered to be relevant in the exercise of their reasonable judgment, in their decision to approve MSIM and GSAM as sub-advisers to the Large Core Growth Fund and SMID Cap Growth Fund, respectively.

Nature, Extent and Quality of Sub-Advisory Services. In considering the nature, extent and quality of the services to be provided by each Sub-Adviser, the Board evaluated, among other things, each Sub-Adviser’s business, personnel, experience, investment decision process, past performance, brokerage practices, including soft dollar practices, any conflicts of interest, compliance program, the resources of each Sub-Adviser to be dedicated to its respective Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services and resources to be provided by MSIM and GSAM to the Large Core Growth Fund and SMID Cap Growth Fund, respectively, supported the approval of each Sub-Advisory Agreement.

Performance Record. In considering the past performance record of each Sub-Adviser, the Board evaluated the recent and long-term performance of the similar accounts managed by each Sub-Adviser relative to its respective peer group and appropriate indices/benchmarks, in light of total return, economic and market trends, and both market risk and shareholder risk expectations. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Sub-Adviser’s performance supported the approval of each Sub-Advisory Agreement.

Costs of Sub-Advisory Services. In considering the costs of the sub-advisory services to be provided by each Sub-Adviser, the Board evaluated (a) the services to be provided by each Sub-Adviser; (b) the sub-advisory fees to be paid to each Sub-Adviser, including in particular the breakpoints in the sub-advisory fee schedules; (c) the sub-advisory fees to be paid to each Sub-Adviser in comparison to sub-advisory fees charged to other comparable mutual funds and other types of comparable accounts; and (d) the fact that each Sub-Adviser will be compensated by PMAM and not by the Funds directly and that such compensation reflects arms-length negotiations between PMAM and each Sub-Adviser. The Board noted that the sub-advisory fee payable to MSIM would be calculated based on breakpoints and percentages different from those applicable to the prior sub-adviser and that the sub-advisory fee payable to GSAM would be calculated based on the same breakpoints as and slightly lower percentages than those applicable to the prior sub-adviser. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the sub-advisory fees charged under each Sub-Advisory Agreement are reasonable and supported approval of each Sub-Advisory Agreement.

Profitability. Because it was not yet possible to determine the profitability that each Sub-Adviser might achieve with respect to the services that it will provide to its respective Fund, the Board did not reach any conclusions regarding each Sub-Adviser’s profitability, but did take into account the fact that the Sub-Advisers will be compensated by PMAM and not by the Funds directly, and that such compensation reflects arms-length negotiations between PMAM and each Sub-Adviser. The Board also considered the impact of the sub-advisory arrangements on the profitability of PMAM, noting that the proposed fee schedules would result in an increase in the net advisory fee retained by PMAM and that the increase was reasonable.

Economies of Scale. The Board considered the existence of any economies of scale and whether any such economies of scale would be passed along to the Funds’ shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means, including any fee waivers by PMAM and its affiliates. The Board noted, in particular, that PMAM and Penn Mutual have contractually committed to waive fees and/or reimburse certain expenses of the Large Core Growth Fund to maintain the Large Core Growth Fund’s total expense ratio at 0.90%, and that PMAM and Penn Mutual have contractually committed to waive fees and/or reimburse certain expenses of the SMID Cap Growth Fund to maintain the SMID Cap Growth Fund’s total expense ratio at 1.07%. Based on this evaluation, the Board concluded, within the context of its full deliberations, the Funds and their shareholders obtain a reasonable benefit from any economies of scale realized by PMAM and the Sub-Advisers.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved each Sub-Advisory Agreement and concluded that the compensation under each Sub-Advisory Agreement is fair and reasonable in light of such services and such other matters as the Board considered to be relevant in the exercise of the Directors’ reasonable judgment. In the course of its deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Penn Series Fund Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds Overseen by the Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS†
Marie K. Karpinski (1949)*	Director; No set term; served since 2015.	Retired (2010 – Present).	29	None.

Joanne B. Mack (1946)*	Director; No set term; served since 2013.	Vice President – Financial Services Consulting, Trianz (2012 – 2013); Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.

Archie C. MacKinlay (1955)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present).	29	None.

Rebecca C. Matthias (1953)*	Director; No set term; served since 2010.	Retired (2010 – Present); President, Destination Maternity Corporation (clothing) (1982 – 2010).	29	Director, CSS Industries.
INTERESTED DIRECTORS
Eileen C. McDonnell (1962)*	Director and Chairperson of the Board; No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – 2015), Chairperson of the Board (2013 – Present), Executive Vice President and Chief Marketing Officer (2008 – 2010), Penn Mutual; Director, PMAM (2010 – Present); President and Director (2010 – Present), Chairperson of the Board (2011 – Present), PIA.	29	Director, UHS of Delaware, Inc.
David B. Pudlin (1949)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	None.

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
David M. O’Malley (1974)*	President; One year; served since 2014.	Chairperson and Chief Executive Officer, PMAM (2014 – Present); President and Chief Operating Officer (Jan. 2016 – Present), Chief Operating Officer (2013 – 2015), Chief Financial Officer (2010 – 2013), Executive Vice President (2009 – 2013), Penn Mutual.

Steven Viola (1975)*	Treasurer One year; served since 2015.	Assistant Treasurer (2016 – Present), Senior Fund Accounting Analyst (2016 – Present), PMAM; Senior Accountant, Penn Mutual (2005 – 2015).

Tyler J. Thur (1984)*, **	Assistant Treasurer One year; served since Feb. 2017.	Controller and Treasurer, PMAM (2015 – Present); Senior Financial Analyst, Penn Mutual (2011 – 2014).

Franklin L. Best, Jr. (1945)*	Secretary; One year; served since 2012.	Secretary, PMAM (2012 – Present); Vice President & General Counsel Insurance Operations & Corporate Secretary (2011 – Present), Managing Corporate Counsel and Secretary (2004 – 2011), Penn Mutual.

Penn Series Funds Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Victoria Robinson (1965)*	Chief Compliance Officer One year; served since 2014.	Chief Compliance Officer, PMAM (2008 – Present); Assistant Vice President, Penn Mutual (2010 – 2015).

Dominic Russo (1983)*	Anti-Money Laundering Officer One year; served since 2015.	Chief Compliance Officer, Insurance Products & Services (Jan. 2017 – Present); Director, Insurance & Advertising Compliance (2014 – 2016); Manager, Annuity New Business (2011 – 2014); Senior Team Leader, Annuity Services (2011); Senior Team Leader, Life Services (2008 – 2011), Penn Mutual.

*	The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
**	Tyler J. Thur replaced David Williams as Assistant Treasurer of Penn Series Fund, Inc. on February 22, 2017.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

PennMutual.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2017 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM8261 02/17

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $459,000 for 2016 and $470,000 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2016 and $0 for 2015.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Penn Series Funds, Inc. To the extent required by applicable law, pre-approval by the Audit Committee of the Penn Series Funds, Inc. (the “Company”) Board of Directors is required for all audit and permissible non-audit services rendered to the Company and all permissible non-audit services rendered to the investment adviser to the Company, Penn Mutual Asset Management, Inc. (“PMAM”), or any other service providers controlling, controlled by or under common control with PMAM that provide ongoing services to the Company (“Related Entities”) that relate directly to the operations and financial reporting of the Company’s Funds. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by the Audit Committee Chairman or other member of the Audit Committee as designated by the Audit Committee. The Policy sets forth the audit, audit-related, tax and all other services that are subject to general or specific pre-approval by the Audit Committee subject to specified expense limitations. The Policy provides that the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor pursuant to the pre-approval provision of the Policy. Pursuant to the Policy, the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules and related guidance concerning auditor independence.

(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ David M.O’Malley
David M. O’Malley, President
(principal executive officer)

Date 3/3/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date 3/3/2017

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date 3/3/2017

*	Print the name and title of each signing officer under his or her signature.